UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027
Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2012 – August 31, 2013
Item 1: Reports to Shareholders

Annual Report | August 31, 2013

Vanguard U.S. Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Fund Profile.	14
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	19.31%
Admiral™ Shares	19.51
Russell 1000 Growth Index	16.43
Large-Cap Growth Funds Average	16.24
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$20.79	$24.67	$0.115	$0.000
Admiral Shares	53.85	63.91	0.382	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard U.S. Growth Fund, which marks its 55th anniversary in January as our oldest growth fund, invests in large-capitalization companies with significant growth potential. Although large-cap growth stocks weren’t the market’s standout performers for the fiscal year ended August 31, 2013, the fund itself stood out with a strong return of about 19% for the 12 months.

The fund surpassed its benchmark index, the Russell 1000 Growth Index, and its peer-group average by about 3 percentage points apiece, its best performance against its comparative standards since 2005. Although the fund trailed the broad U.S. stock market, which got a boost from the strong performance of smaller-cap stocks, it did so by only about a percentage point.

After the close of the period, we announced plans to merge Vanguard Growth Equity Fund into the U.S. Growth Fund. After the merger, the U.S. Growth Fund will retain its current advisors and will add Baillie Gifford Overseas Ltd. and Jennison Associates LLC from the former Growth Equity Fund. The U.S. Growth Fund’s investment strategy and objective will not change.

If you hold shares of the fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

2

Stocks posted robust results despite setbacks at the finish

U.S. stocks advanced about 20% in the 12 months despite slipping in June and August. Through most of the fiscal year, stocks surged as the economy continued to show modest growth and investors appeared more receptive to risk.

Much of the market’s recent weakness stemmed from fear that the Federal Reserve would begin scaling back its stimulative bond-buying program. Heightened strife in the Middle East also contributed to anxiety in the global markets.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks overall were virtually flat as economic growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign debt analyst in Vanguard Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

3

believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Bond returns turned negative amid worry about the Fed’s next move

Bonds, which maintained slightly positive returns through the first eight months of the period, reversed course in May and then continued to retreat as investors anticipated reductions in the Fed’s bond-buying program.

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. (Bond yields and prices move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year.

Returns for money market funds and savings accounts were minuscule as the Fed kept its target for short-term interest rates between 0% and 0.25%.

The fund’s holdings did well across a broad array of sectors

After nearly a decade of tabulating mostly disappointing results––whether on an absolute basis or compared with the broad market, its benchmark index, and its peers––the U.S. Growth Fund recently has recorded more satisfying returns.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.45%	0.31%	1.28%

The fund expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2013, the expense ratios were 0.45% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Large-Cap Growth Funds.

4

Over the three years ended August 31, U.S. Growth’s average annual return of about 19% is slightly better than those of its benchmark index and the broad U.S. stock market, and more than 2 percentage points better than the average for its large-cap peers. Although three years is not a sufficient time in which to evaluate a long-term investment, we are encouraged by the fund’s direction and hopeful it will continue.

The positive results coincide with changes in the fund’s management. In October 2010, longtime Vanguard partner Wellington Management Company, llp, and Delaware Management Company, Inc. (now advising the fund as Delaware

Investments Fund Advisers), joined William Blair & Company, L.L.C., on the fund’s advisory team, replacing a previous advisor. We are pleased with both the fund’s performance and its management since the transition.

Over the 2013 fiscal year, the nine industry sectors in which the fund maintained holdings had gains, with eight of the nine producing double-digit returns.

Consumer discretionary stocks, which make up the fund’s second-largest sector, accounted for nearly one-third of the overall return. The advisors’ stock choices, together with the fund’s relatively heavy exposure to the sector, lifted performance.

Total Returns
Ten Years Ended August 31, 2013
Average
Annual Return
U.S. Growth Fund Investor Shares	6.35%
Russell 1000 Growth Index	7.24
Large-Cap Growth Funds Average	5.91

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Investment insight
Growth stocks versus value stocks: A case for both
Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broader market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1993–2012

Note: “Rolling” means here that 12-month returns were calculated from the start of each month in the 20-year period ended
December 31, 2012.
Sources: Vanguard and Russell Investments.

6

Internet and specialty retailers, media corporations, and restaurants were among the companies that benefited from favorable consumer and economic trends.

The information technology sector was U.S. Growth’s largest, representing about 37% on average of assets, and also its worst performer, with a return of about 7%. Still, this was more than triple the return of the benchmark. Strong stock choices offset the weakness generated by heavy exposure to a sector that wasn’t a market favorite. A bright spot was electronic-payment corporations, which led the sector as investors recognized the wider global use of credit cards to replace paper currency in transactions. Certain software firms also did well.

Although the consumer staples sector isn’t one of U.S. Growth’s largest, the fund’s relatively modest holdings boosted the overall return by climbing more than 50%. Green Mountain Coffee Roasters, which spiked more than 250%, was responsible for much of the gain. Another source of strength was financial stocks, especially those of diversified financial services firms, insurance companies, and asset managers that have profited from the improved investing environment.

The fund’s health care and industrial holdings each returned more than 20% in aggregate, although they lagged the gains of the benchmark’s sectors. In both sectors, U.S. Growth missed opportunities,

and the relative results were as much about the companies the fund didn’t hold as the ones it did.

For more about the advisors’ strategy and the fund’s positioning during the 12 months, please see the Advisors’ Report that follows this letter.

The long-term record reflects a checkered time in the market

For the decade ended August 31, 2013, Vanguard U.S. Growth Fund had an average annual return of 6.35% for Investor Shares. The fund trailed the performance of its benchmark, which returned 7.24% a year on average, but slightly exceeded the 5.91% annual average for peer funds.

The ten-year results no longer include the years 2000 to 2002, when the bursting of the technology bubble battered the stock market in general and the technology-laden U.S. Growth Fund in particular.

Of course, the financial crisis of 2008 and the recession still weigh on the average returns for both the fund and its comparative standards.

As I mentioned earlier in this letter, the advisors’ accomplishments over the past three years are encouraging, and we have confidence in their experience, talent, and ability to produce competitive long-term results.

7

The benefit of combining low costs with diversity of thought

Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity portfolios. Just as we recommend diversification within and across asset classes for an investor’s overall investments, we think significant benefits can accrue from using multiple advisory firms for a single portfolio: diversity of investment process and style, thought, and holdings.

All of these elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many other investment topics, however, there are some misconceptions about the benefits of using a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when they are combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case, because low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance? at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 10, 2013

8

Advisors’ Report

For the 12 months ended August 31, 2013, Vanguard U.S. Growth Fund returned about 19%. The fund’s return surpassed that of its benchmark index and the average return of large-capitalization growth funds. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 18, 2013.

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Delaware Investments Fund	41	1,773	Uses a bottom-up approach, seeking companies that
Advisers			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
Wellington Management	41	1,765	Employs proprietary fundamental research and a
Company, LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends, and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
William Blair & Company, L.L.C.	15	621	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	3	118	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

9

Delaware Investments Fund Advisers

Portfolio Managers:
Christopher J. Bonavico, CFA,
Vice President, Senior Portfolio Manager,
and Equity Analyst

Christopher M. Ericksen, CFA,
Vice President, Portfolio Manager,
and Equity Analyst

Daniel J. Prislin, CFA,
Vice President, Senior Portfolio Manager,
and Equity Analyst

Jeffrey S. Van Harte, CFA,
Senior Vice President,
CIO—Focus Growth Equity

We focus on owning what we believe to be strong long-term growth companies with solid business models and competitive positions that, in our opinion, can increase market share and deliver shareholder value in various market environments.

EOG Resources was the strongest contributor to our portfolio’s performance during the fiscal year. The company is engaged in crude oil and natural gas exploration, development, and production, predominantly in North America, and is heavily involved in the shale oil industry, which we believe is an attractive long-term growth area. Although fluctuations in oil and natural gas prices can affect the stock, we don’t believe that the company’s long-term intrinsic business value depends on commodity prices. Rather, we believe that EOG’s management team has an unusual capital-allocation discipline that increases the company’s potential to perform well through a variety of pricing and economic environments.

Teradata was the largest detractor from performance during the period. Shares of the database-software company declined as investors grew concerned about a difficult technology spending environment and management reported mixed quarterly financial results. Still, Teradata continues to sign up new clients and grow its existing client business. Indeed, it reported more encouraging financial results at the end of the period. We believe that Teradata, which specializes in aggregating data for business analytics, is well-positioned for an environment in which customers are focused on making technology buys with a definable return on investment.

Despite the overall gains in the equity market during the past few years, we believe that the many short-term swings in market sentiment show that more than just fundamental factors are affecting stock prices. Rather, the recent market volatility suggests to us that many investors are struggling with how to gauge the pace of global economic recovery and are assessing factors that threaten economic fundamentals.

Although some fundamental factors may be improving (from a very low base during the global financial crisis in 2008–2009), we don’t believe we are entering a typical post-recessionary global boom cycle. Rather, we believe that the lingering

10

effects of the credit crisis years ago could result in moderate growth at best. In such a tenuous environment, we think that the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

Please note that as a result of a restructuring, Delaware Investments Fund Advisers has assumed investment advisory responsibilities for the portion of the U.S. Growth Fund’s assets previously advised by Delaware Management Company, Inc.

Wellington Management Company, llp

Portfolio Manager:
Andrew J. Shilling, CFA,
Senior Vice President
and Equity Portfolio Manager

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to maintain sustainable, above-average growth. We take a long-term perspective, as we believe that investors often underestimate the potential for growth.

The last fiscal year was a very strong period for developed-market stocks. Emerging-market equities fared less well,

finishing roughly where they started. Bond prices declined as interest rates rose. In the United States, value stocks outperformed growth stocks, and small-caps led their larger peers.

Security selection was the key to our portfolio’s strong relative performance, with particularly notable contributions from our stock picks in the consumer staples and information technology sectors. The portfolio also benefited from our overweight allocation to the consumer discretionary sector. Stock selection in health care, however, was a detractor.

Green Mountain Coffee Roasters was our top contributor in both absolute and benchmark-relative terms. Green Mountain is the leading provider of single-cup brewers and portion packs (K-Cups) for coffee and other hot beverages. Shares soared after the company reported better-than-expected quarterly earnings results; management also raised its full-year earnings guidance. Profit margins exceeded investors’ expectations, particularly in the K-Cup segment. We view the stock as an attractive investment for long-term investors, and we are maintaining a significant position.

Our position in medical device company Edwards Lifesciences detracted from 12-month results. The firm specializes in heart-valve technology and treatments for cardiovascular diseases. It reported disappointing results due to poor sales of transcatheter heart valves (THVs).

Of particular concern to us was

11

management’s lowering of its 2013 guidance, primarily because of reduced expectations for U.S. THV sales, which we had anticipated would drive growth. We eliminated the position to pursue more attractive opportunities, as our research led us to believe the end market would be smaller than we initially expected.

At the period’s close, our largest overweight exposure was to the consumer discretionary sector, where we continue to find attractive long-term growth opportunities. Our most significant underweighting was in consumer staples.

We believe the global economy is gradually normalizing. The U.S. economy remains positioned for a continued modest recovery as consumption spending is buoyed by household balance-sheet improvements and steady job gains. However, we still are not creating jobs fast enough, and much of the decrease in the unemployment rate is due to people dropping out of the labor force. The housing market is clearly improving, and we believe the shortage of inventory should boost prices further in the near term. At this point, we are cautiously optimistic and anticipate moderate U.S. economic growth for 2013.

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Partner

David Ricci, CFA, Partner

Continued improvement in economic data, especially concerning housing and employment, pushed U.S. stocks to all-time highs in 2013.

The market rose gradually throughout the year despite a few minor setbacks. In the fall of 2012, investors concerned about the Eurozone’s problems were calmed by the European Central Bank’s actions to ease the region’s economic and financial woes. Earlier this year, the U.S. Federal Reserve signaled an eventual slowdown in its massive bond purchases, and the prospect of this “tapering” of the Fed’s monetary easing caused a short-lived market correction. However, the fiscal period ended on a positive note, in part because investors realized that the Fed would taper only to the extent the economy stayed on a sustainable path to recovery. In addition, economic data in Europe suggested that the region may be stabilizing.

The portfolio’s outperformance during the fiscal year is attributable to stock selection and a modest style boost, as the market seconded our biases toward smaller and higher-growth companies. Green Mountain Coffee Roasters (consumer staples) and Gilead Sciences (health care) were the top contributors to relative results. Stock selection in financials (JPMorgan Chase and Affiliated Managers Group) also helped. Detracting from return were our holding in Apple (information technology) and some selections in energy (e.g., National Oilwell Varco) and industrials (e.g., Boeing).

12

In coming months, the marketplace will be watching the Fed’s eventual tapering of quantitative easing for its impact on economic growth. Investors also will keep an eye on the health of Europe and the emerging-market economies. However, corporate performance remains solid and U.S. stocks have been a relative haven compared with more interest rate-sensitive asset classes, commodities, and stocks outside the United States. Broadly speaking, the U.S. housing market remains a source of support for domestic employment and growth as well.

In the end, while we factor various economic scenarios into our stock picking, we focus on constructing the portfolio from a bottom-up perspective and continue to find good ideas across sectors.

13

U.S. Growth Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.45%	0.31%
30-Day SEC Yield	0.46%	0.60%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	119	611	3,631
Median Market Cap	$39.3B	$49.3B	$39.3B
Price/Earnings Ratio	24.1x	21.0x	18.7x
Price/Book Ratio	3.9x	4.6x	2.4x
Return on Equity	20.9%	22.7%	16.6%
Earnings Growth
Rate	21.5%	15.1%	11.1%
Dividend Yield	0.9%	1.7%	2.0%
Foreign Holdings	3.3%	0.0%	0.0%
Turnover Rate	38%	—	—
Short-Term Reserves	0.4%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ U.S.
		1000	Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	23.2%	19.7%	13.1%
Consumer Staples	6.4	12.6	8.9
Energy	6.3	4.8	9.8
Financials	7.5	5.3	17.5
Health Care	12.1	12.1	12.6
Industrials	5.7	12.0	11.2
Information
Technology	33.7	26.7	17.6
Materials	2.8	4.5	3.8
Telecommunication
Services	2.2	2.1	2.3
Utilities	0.1	0.2	3.2

Volatility Measures

		DJ U.S.
	Russell 1000	Total Market
	Growth Index	FA Index
R-Squared	0.97	0.94
Beta	1.12	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Google Inc.	Internet Software &
	Services	3.9%
Mastercard Inc.	Data Processing &
	Outsourced Services	3.5
Visa Inc.	Data Processing &
	Outsourced Services	3.0
priceline.com Inc.	Internet Retail	2.8
EOG Resources Inc.	Oil & Gas Exploration
	& Production	2.6
Apple Inc.	Computer Hardware	2.5
eBay Inc.	Internet Software &
	Services	2.3
QUALCOMM Inc.	Communications
	Equipment	2.2
Allergan Inc.	Pharmaceuticals	2.2
Celgene Corp.	Biotechnology	2.0
Top Ten		27.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.45% for Investor Shares and 0.31% for Admiral Shares.

14

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2003, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Growth Fund Investor Shares	19.31%	7.29%	6.35%	$18,506
••••••••	Russell 1000 Growth Index	16.43	8.40	7.24	20,117
– – – –	Large-Cap Growth Funds Average	16.24	6.46	5.91	17,765
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.15	7.77	7.81	21,213
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
U.S. Growth Fund Admiral Shares	19.51%	7.46%	6.55%	$94,284
Russell 1000 Growth Index	16.43	8.40	7.24	100,584
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	7.77	7.81	106,064

See Financial Highlights for dividend and capital gains information.

15

U.S. Growth Fund

Fiscal-Year Total Returns (%): August 31, 2003, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	18.43%	6.33%	6.40%
Admiral Shares	8/13/2001	18.61	6.50	6.60

16

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory findings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.9%)[1]
Consumer Discretionary (22.8%)
*	priceline.com Inc.	126,340	118,574
*	Liberty Interactive Corp.
	Class A	3,261,016	73,634
	L Brands Inc.	1,035,725	59,409
	Lowe’s Cos. Inc.	1,035,215	47,434
	Harley-Davidson Inc.	722,065	43,309
	Home Depot Inc.	571,015	42,535
	NIKE Inc. Class B	611,325	38,403
*	Dollar General Corp.	640,900	34,589
*	AutoZone Inc.	78,315	32,888
	Walt Disney Co.	504,865	30,711
	Dunkin’ Brands Group Inc.	648,155	27,929
	Comcast Corp. Class A	623,395	26,239
	DR Horton Inc.	1,438,930	25,685
	Starbucks Corp.	361,000	25,458
	Sirius XM Radio Inc.	6,969,120	24,949
	Lennar Corp. Class A	782,560	24,893
	Time Warner Inc.	406,105	24,581
*	Twenty-First Century
	Fox Inc.	752,860	23,587
*	Lululemon Athletica Inc.	327,075	23,170
	Starwood Hotels &
	Resorts Worldwide Inc.	342,865	21,923
*	Sally Beauty Holdings Inc.	825,520	21,571
	Wynn Resorts Ltd.	148,335	20,921
*	O’Reilly Automotive Inc.	155,900	19,130
	Family Dollar Stores Inc.	266,795	18,993
*	Under Armour Inc. Class A	252,885	18,370
	PVH Corp.	137,970	17,764
	Wyndham
	Worldwide Corp.	284,045	16,861
*	Michael Kors Holdings Ltd.	225,490	16,707
	Ralph Lauren Corp.
	Class A	96,450	15,954
*	Amazon.com Inc.	46,110	12,956
	Yum! Brands Inc.	166,885	11,685

*	Chipotle Mexican Grill Inc.
	Class A	25,200	10,286
*	Discovery Communications
	Inc. Class A	77,200	5,984
			977,082
Consumer Staples (6.1%)
	Walgreen Co.	1,470,162	70,671
*	Green Mountain Coffee
	Roasters Inc.	726,473	62,702
	CVS Caremark Corp.	425,980	24,728
	Mead Johnson
	Nutrition Co.	316,785	23,768
	Anheuser-Busch InBev
	NV ADR	246,815	23,040
*	Monster Beverage Corp.	296,892	17,039
	Diageo plc ADR	135,475	16,620
	Colgate-Palmolive Co.	268,900	15,534
	Mondelez International Inc.
	Class A	289,005	8,864
			262,966
Energy (6.0%)
	EOG Resources Inc.	698,900	109,762
	Kinder Morgan Inc.	2,144,755	81,351
	Anadarko Petroleum Corp.	200,005	18,284
	Schlumberger Ltd.	197,300	15,969
*	Cobalt International
	Energy Inc.	590,030	14,397
	Noble Energy Inc.	210,900	12,956
*	Kinder Morgan Inc.
	Warrants,
	Exp. Date 5/25/17	644,623	3,391
			256,110
Exchange-Traded Fund (0.0%)
2	Vanguard Growth ETF	3,100	251

Financials (7.0%)
*	IntercontinentalExchange
	Inc.	421,675	75,796

17

U.S. Growth Fund

			Market
			Value
		Shares	($000)
	Progressive Corp.	2,088,550	52,360
	CME Group Inc.	571,125	40,613
	JPMorgan Chase & Co.	735,245	37,152
	BlackRock Inc.	81,705	21,269
	American Express Co.	264,845	19,045
	Citigroup Inc.	389,800	18,839
*	Affiliated Managers Group
	Inc.	90,000	15,689
	American Tower
	Corporation	188,140	13,074
	T. Rowe Price Group Inc.	78,400	5,499
			299,336
Health Care (11.7%)
	Allergan Inc.	1,067,565	94,351
*	Celgene Corp.	613,725	85,909
*	Gilead Sciences Inc.	1,289,050	77,691
	Perrigo Co.	399,725	48,587
	Novo Nordisk A/S ADR	270,900	45,224
*	Biogen Idec Inc.	135,415	28,846
	Bristol-Myers Squibb Co.	646,300	26,944
	Covidien plc	323,295	19,204
*	IDEXX Laboratories Inc.	201,600	18,914
*	Regeneron
	Pharmaceuticals Inc.	73,800	17,882
*	Intuitive Surgical Inc.	32,050	12,388
*	Vertex Pharmaceuticals Inc.	138,445	10,404
*	Hologic Inc.	462,035	9,860
	Agilent Technologies Inc.	67,357	3,142
			499,346
Industrials (5.4%)
	Precision Castparts Corp.	139,505	29,469
	Union Pacific Corp.	171,000	26,255
	AMETEK Inc.	512,600	22,001
*	IHS Inc. Class A	202,871	21,738
	Eaton Corp. plc	337,685	21,382
	Safran SA ADR	355,235	19,627
	JB Hunt Transport
	Services Inc.	252,965	18,213
	Cummins Inc.	139,380	17,172
*	Stericycle Inc.	126,300	14,216
	Nielsen Holdings NV	379,105	13,079
	Equifax Inc.	172,300	10,181
	Kansas City Southern	91,405	9,636
	Boeing Co.	71,300	7,410
			230,379
Information Technology (33.2%)
*	Google Inc. Class A	197,400	167,178
	Mastercard Inc. Class A	245,155	148,584
	Visa Inc. Class A	726,140	126,653
	Apple Inc.	223,895	109,048

*	eBay Inc.	2,001,803	100,070
	QUALCOMM Inc.	1,428,610	94,688
*	Adobe Systems Inc.	1,677,775	76,758
	Microsoft Corp.	1,812,450	60,536
*	Cognizant Technology
	Solutions Corp. Class A	791,630	58,027
	Intuit Inc.	907,895	57,679
*	Citrix Systems Inc.	702,643	49,726
*	Teradata Corp.	794,550	46,529
*	Facebook Inc. Class A	988,165	40,792
*	VeriSign Inc.	808,944	38,821
*	Alliance Data
	Systems Corp.	139,225	27,246
	Oracle Corp.	821,060	26,159
	Altera Corp.	739,070	25,993
*	LinkedIn Corp. Class A	105,625	25,354
*	ServiceNow Inc.	472,670	22,159
*	Salesforce.com Inc.	417,970	20,535
*	Juniper Networks Inc.	951,775	17,989
	Cisco Systems Inc.	770,890	17,969
*	Splunk Inc.	317,862	17,549
*	Red Hat Inc.	265,200	13,398
*	VeriFone Systems Inc.	629,633	12,479
*	Trimble Navigation Ltd.	402,900	10,173
*	Gartner Inc.	106,800	6,191
			1,418,283
Materials (2.6%)
	Monsanto Co.	484,250	47,403
	Syngenta AG ADR	488,175	38,263
	Sherwin-Williams Co.	100,080	17,254
	Praxair Inc.	88,640	10,406
			113,326
Telecommunication Services (2.1%)
*	Crown Castle
	International Corp.	1,198,561	83,204
*	SBA Communications
	Corp. Class A	81,000	6,075
			89,279
Total Common Stocks (Cost $3,160,628)			4,146,358
Temporary Cash Investments (3.2%)[1]
Money Market Fund (2.9%)
3	Vanguard Market
	Liquidity Fund,
	0.122%	123,535,073	123,535

18

U.S. Growth Fund

		Face	Market
		Amount	Value
		($000)	($000)
	Repurchase Agreement (0.2%)
	Bank of America Securities,
	LLC 0.050%, 9/3/13
	(Dated 8/30/13,
	Repurchase Value
	$6,500,000,
	collateralized by
	U.S. Treasury Note/Bond
	0.875%, 4/30/17,
	with a value of
	$6,630,000)	6,500	6,500
U.S. Government and Agency Obligations (0.1%)
[4],5	Fannie Mae
	Discount Notes,
	0.095-0.100%, 1/15/14	5,000	4,997
[5,6]	Federal Home Loan Bank
	Discount Notes,
	0.090%, 10/11/13	700	700
			5,697
Total Temporary Cash Investments
	(Cost $135,733)		135,732
	Total Investments (100.1%)
	(Cost $3,296,361)		4,282,090
Other Assets and Liabilities (-0.1%)
	Other Assets		11,941
	Liabilities		(16,457)
			(4,516)
	Net Assets (100%)		4,277,574

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	3,410,980
Undistributed Net Investment Income	4,793
Accumulated Net Realized Losses	(121,397)
Unrealized Appreciation (Depreciation)
Investment Securities	985,729
Futures Contracts	(2,531)
Net Assets	4,277,574

Investor Shares—Net Assets
Applicable to 127,133,993 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,136,824
Net Asset Value Per Share—
Investor Shares	$24.67

Admiral Shares—Net Assets
Applicable to 17,848,752 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,140,750
Net Asset Value Per Share—
Admiral Shares	$63.91

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 0.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $5,397,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	42,049
Interest[1]	220
Securities Lending	263
Total Income	42,532
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,093
Performance Adjustment	(575)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,304
Management and Administrative—Admiral Shares	1,318
Marketing and Distribution—Investor Shares	479
Marketing and Distribution—Admiral Shares	134
Custodian Fees	54
Auditing Fees	30
Shareholders’ Reports—Investor Shares	66
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	15
Total Expenses	16,924
Expenses Paid Indirectly	(108)
Net Expenses	16,816
Net Investment Income	25,716
Realized Net Gain (Loss)
Investment Securities Sold[1]	334,247
Futures Contracts	20,703
Realized Net Gain (Loss)	354,950
Change in Unrealized Appreciation (Depreciation)
Investment Securities	348,117
Futures Contracts	(6,370)
Change in Unrealized Appreciation (Depreciation)	341,747
Net Increase (Decrease) in Net Assets Resulting from Operations	722,413
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $4,000, $184,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $457,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,716	14,069
Realized Net Gain (Loss)	354,950	143,533
Change in Unrealized Appreciation (Depreciation)	341,747	345,286
Net Increase (Decrease) in Net Assets Resulting from Operations	722,413	502,888
Distributions
Net Investment Income
Investor Shares	(15,893)	(11,539)
Admiral Shares	(6,323)	(4,059)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(22,216)	(15,598)
Capital Share Transactions
Investor Shares	(371,753)	(301,969)
Admiral Shares	104,599	88,408
Net Increase (Decrease) from Capital Share Transactions	(267,154)	(213,561)
Total Increase (Decrease)	433,043	273,729
Net Assets
Beginning of Period	3,844,531	3,570,802
End of Period[1]	4,277,574	3,844,531
1 Net Assets—End of Period includes undistributed net investment income of $4,793,000 and $1,293,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.79	$18.12	$14.75	$14.83	$17.89
Investment Operations
Net Investment Income	.134	.068	.108[1]	.105	.105
Net Realized and Unrealized Gain (Loss)
on Investments	3.861	2.679	3.370	(.099)	(3.049)
Total from Investment Operations	3.995	2.747	3.478	.006	(2.944)
Distributions
Dividends from Net Investment Income	(.115)	(. 077)	(.108)	(.086)	(.116)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.115)	(. 077)	(.108)	(.086)	(.116)
Net Asset Value, End of Period	$24.67	$20.79	$18.12	$14.75	$14.83

Total Return[2]	19.31%	15.22%	23.58%	-0.02%	-16.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,137	$2,975	$2,893	$2,796	$2,956
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.45%	0.44%	0.45%	0.49%
Ratio of Net Investment Income to
Average Net Assets	0.59%	0.35%	0.61%[1]	0.66%	0.79%
Portfolio Turnover Rate	38%	43%	89%	74%	101%

1 Net investment income per share and the ratio of net investment income to average net assets include $.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$53.85	$46.94	$38.20	$38.41	$46.37
Investment Operations
Net Investment Income	. 440.258		.345[1]	.338	.335
Net Realized and Unrealized Gain (Loss)
on Investments	10.002	6.924	8.734	(. 256)	(7.919)
Total from Investment Operations	10.442	7.182	9.079	.082	(7.584)
Distributions
Dividends from Net Investment Income	(. 382)	(. 272)	(. 339)	(. 292)	(. 376)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 382)	(. 272)	(. 339)	(. 292)	(. 376)
Net Asset Value, End of Period	$63.91	$53.85	$46.94	$38.20	$38.41

Total Return	19.51%	15.38%	23.77%	0.13%	-16.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,141	$869	$678	$737	$838
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.31%	0.30%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	0.73%	0.49%	0.75%[1]	0.82%	0.98%
Portfolio Turnover Rate	38%	43%	89%	74%	101%

1 Net investment income per share and the ratio of net investment income to average net assets include $.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

23

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements

24

U.S. Growth Fund

with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Delaware Investments Fund Advisers, Wellington Management Company, LLP, and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Delaware Investments Fund Advisers and Wellington Management Company, LLP, are subject to quarterly adjustments based on performance since November 30, 2010, relative to the Russell 1000 Growth Index. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

25

U.S. Growth Fund

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a decrease of $575,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $522,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2013, these arrangements reduced the fund’s expenses by $108,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,146,358	—	—
Temporary Cash Investments	123,535	12,197	—
Futures Contracts—Liabilities[1]	(507)	—	—
Total	4,269,386	12,197	—
1 Represents variation margin on the last day of the reporting period.

F. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2013	755	61,582	(2,192)
S&P 500 Index	September 2013	110	44,861	(385)
E-mini S&P Mid-Cap 400 Index	September 2013	94	11,119	46

26

U.S. Growth Fund

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2013, the fund had $13,825,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $348,592,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $123,193,000 to offset future net capital gains of $31,366,000 through August 31, 2017, and $91,827,000 through August 31, 2018.

At August 31, 2013, the cost of investment securities for tax purposes was $3,296,413,000. Net unrealized appreciation of investment securities for tax purposes was $985,677,000, consisting of unrealized gains of $1,041,622,000 on securities that had risen in value since their purchase and $55,945,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended August 31, 2013, the fund purchased $1,484,134,000 of investment securities and sold $1,682,021,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	169,396	7,593	397,474	20,019
Issued in Lieu of Cash Distributions	15,668	744	11,371	625
Redeemed	(556,817)	(24,331)	(710,814)	(37,213)
Net Increase (Decrease) —Investor Shares	(371,753)	(15,994)	(301,969)	(16,569)
Admiral Shares
Issued	282,037	4,731	236,448	4,651
Issued in Lieu of Cash Distributions	5,877	108	3,764	80
Redeemed	(183,315)	(3,130)	(151,804)	(3,027)
Net Increase (Decrease) —Admiral Shares	104,599	1,709	88,408	1,704

J. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. In October 2013, Vanguard announced plans to merge Vanguard Growth Equity Fund into Vanguard U.S. Growth Fund in the first quarter of 2014. After the merger, the fund will retain its current advisors and will add Baillie Gifford Overseas Ltd. and Jennison Associates LLC from the former Vanguard Growth Equity Fund. The fund’s investment strategy and objective will not change.

27

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2013

Special 2013 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $22,216,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares
Periods Ended August 31, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.31%	7.29%	6.35%
Returns After Taxes on Distributions	19.21	7.19	6.27
Returns After Taxes on Distributions and Sale of Fund Shares	11.08	5.74	5.13

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,094.01	$2.32
Admiral Shares	1,000.00	1,094.91	1.58
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.99	$2.24
Admiral Shares	1,000.00	1,023.69	1.53

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.

Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102013

Annual Report | August 31, 2013

Vanguard International Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

Total
Returns
Vanguard International Growth Fund
Investor Shares	17.54%
Admiral™ Shares	17.66
MSCI All Country World Index ex USA	12.98
International Funds Average	15.74
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$17.69	$20.42	$0.347	$0.000
Admiral Shares	56.31	64.98	1.184	0.000

1

Chairman’s Letter

Dear Shareholder,

Stock markets outside the United States sprinted ahead of the U.S. broad market in the first half of fiscal 2013 but then fell behind, trailing for the year. Still, Vanguard International Growth Fund returned more than 17% for the 12 months ended August 31, 2013, besting its comparative index and the average return of international funds.

Your fund’s advisors distinguished themselves with their selections in European developed markets—and in emerging markets, where fund holdings significantly outperformed the emerging-market constituents of the benchmark index.

If you invest in the fund through a taxable account, you may want to review the table on page 33, which shows after-tax returns for investors in the highest tax bracket.

Stocks posted robust results despite setbacks at the finish

Despite a weak finish, many stock markets around the world posted double-digit gains for the 12 months ended August 31. International stocks in aggregate returned about 13%, led by developed markets in Europe and the Pacific region—which was boosted by Japan. In contrast, emerging markets overall struggled to finish nearly flat.

The U.S. market outpaced several international markets, returning about 20% for the fiscal year. As the economy

2

continued to show modest growth and investors appeared more receptive to risk, stocks surged, although they lost some ground during the summer.

Much of the recent weakness in global markets stemmed from fear that the U.S. Federal Reserve would begin scaling back its bond-buying stimulus program sooner rather than later. The Fed’s low-interest-rate policies have been a boon not only for the U.S. economy but also for those overseas, especially in emerging markets. Heightened strife in the Middle East also contributed to anxiety in the global markets.

Although global economic growth concerns and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign debt analyst in Vanguard’s Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Bond returns turned negative amid worry about the Fed’s next move

Bonds, which generated slightly positive returns through the first eight months of the period, reversed course in May and then continued to retreat as investors anticipated reductions in the Fed’s bond-buying program.

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

3

at 2.76%, up from 1.56% at the end of August 2012. (Bond yields and prices move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year.

Returns for money markets and savings accounts were minuscule as the Fed kept its target for short-term interest rates between 0% and 0.25%.

Markets advanced across all regions, led by developed Europe and Japan

Stocks outside the United States advanced broadly across all regions, led by European developed markets—which made up more than half of fund assets, on average. The fund’s holdings in several countries, including France and Germany, returned more than 30%. Even amid periodic debt-crisis flare-ups and the need for additional bailouts, the Eurozone economy showed encouraging signs that it could be emerging from its longest recession since World War II. (This was confirmed by data released in mid-August).

Long-slumbering Japan also enjoyed a powerful rally as investors were encouraged by the “Abenomics” stimulative policies of Japan’s new prime minister. Japanese stocks surged more than 55% in local currency terms (as measured by the MSCI Japan Index), but the yen’s weakness against the U.S. dollar cut that return about in half for U.S.-based investors.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.49%	0.36%	1.33%

The fund expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2013, the fund’s expense ratios were 0.48% for Investor Shares and 0.35% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2012.

Peer group: International Funds.

4

Gains among the fund’s emerging-market holdings overall were more muted than those in developed markets. In part, this reflected concerns about slower growth in China, the world’s second-largest economy, which still has a growth rate that would be the envy of many developed economies. Also, the developing world has been a major beneficiary of capital inflows resulting from easy-money policies in the United States. Fears that the Fed could soon begin to scale back its stimulus programs triggered capital outflows, dampening the outlook for emerging markets.

Almost all industry sectors in developed Europe and the Pacific region had positive returns, with consumer discretionary stocks delivering some of the more robust gains. In emerging markets, sector returns diverged: Information technology (and the tiny telecommunications sector) led the advances while energy and materials lost the most ground.

Compared with the return of the benchmark index, the advisors’ stock picks in the United Kingdom, France, and Germany were particularly rewarding. So, too, were selections in China, where the fund’s return was more than double that of the index. And in Canada, a small slice of the fund, the advisors made a meaningful contribution by avoiding some of the disappointments among gold miners. Partly offsetting these advantages were some missed opportunities in Japan.

Total Returns
Ten Years Ended August 31, 2013
Average
Annual Return
International Growth Fund Investor Shares	8.73%
Spliced International Index	6.83
International Funds Average	7.03

For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter. Also, please note that Kave Sigaroudinia has been added as a co-manager, along with James K. Anderson, for the portion of the fund advised by Baillie Gifford Overseas Ltd.

Long-term outperformance continued in challenging decade

With an assist from another year of distinguished performance, Vanguard International Growth Fund posted an average annual return of 8.73% for Investor Shares for the decade ended August 31, 2013 extending its lead over its benchmark index. As you can see in the table on page 5, the fund also outperformed its peer group’s average annual return.

This admirable long-term track record during a decade marked by the worst global recession since the Great Depression and several European sovereign-debt bailouts is a tribute to the discipline and expertise of the fund’s three investment advisory firms.

Benefits of combining low costs with diversity of thought

Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity portfolios. Just as we recommend diversification within and across asset classes for an investor’s overall investments, we think significant benefits can accrue from using multiple advisory firms for a single portfolio: diversity of investment process and style, thought, and holdings.

All of these elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, there are some misconceptions about the benefits of using a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when they are combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case; low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance? at vanguard.com/research.)

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 16, 2013

6

Advisors’ Report

For the fiscal year ended August 31, 2013, Vanguard International Growth Fund returned 17.54% for Investor Shares (17.66% for Admiral Shares). Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 17, 2013.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	50	9,790	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	35	6,897	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	12	2,334	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on identifying
			underappreciated companies—particularly those with
			scarce assets—with the ability to deliver high returns
			and growth potential.
Cash Investments	3	591	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Baillie Gifford Overseas Ltd.

Portfolio Managers:
James K. Anderson,
Head of Global Equities

Kave Sigaroudinia,
Head of EAFE Alpha Research

We have been resolutely upbeat over the last several years, in contrast to a financial world that has seemed excessively pessimistic. Improvement is increasingly apparent to those who look for it, as the financial experiments of the past five years have begun to produce results. The examples of reform in Europe and China, as well as signs of recovery in the United States, bode well for longer-term investors. Greater globalization, rapid changes in technology, faster adoption rates for new technologies, and the concentration of profitability in a relatively small number of winning companies continue to shape our portion of the fund.

Our focus in managing these assets has not changed: We aim to identify and invest in companies with strong, durable competitive advantages and substantial growth potential. Our firms are exposed to attractive trends such as the rapid expansion of Chinese consumption and the disruptive influence of the internet on many traditional business models. As always, we strive to identify companies with exceptional management teams that are willing to take appropriate risks and focus on long-term opportunities.

The Chinese social network Tencent was our outstanding performer as its established operations became more profitable and it expanded its newer mobile platform both domestically and overseas. Luxury goods group Kering also contributed as management’s focus on strengthening its brands improved its sales. Our recently purchased shares of Japanese internet and telecom provider Softbank did well as the company completed the acquisition of Sprint in the United States and increased its stake in Alibaba, the dominant Chinese e-commerce platform. On the other hand, some of our holdings in emerging markets, such as Banco Itaú in Brazil and HDFC in India, declined. Investors have been concerned about countries such as Brazil and India that have funded their growth in recent years through overseas borrowings.

During the year, we expressed our relative optimism about Spain by taking a new position in Banco Popular, which stands out as a likely winner in the capital-constrained and consolidating Spanish banking sector. We also acquired shares in Kinnevik, a Swedish family holding company that has stakes in a number of e-commerce businesses globally, and in Magnit, a leading Russian food retailer. We sold holdings in Axel Springer, OGX, SAB Miller, Petrobras, BHP Billiton, and adidas Group to fund the new investments.

We remain positive about the outlook for equity markets and committed to our approach of investing in growth companies for the long run.

8

Please note that portfolio manager James K. Anderson is taking a six-month sabbatical during the second half of calendar-year 2013. During this time, Kave Sigaroudinia, who serves as co-manager with Mr. Anderson, will serve as the sole portfolio manager. Mr. Anderson is expected to resume his role as co-manager early in 2014.

Schroder Investment Management
North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA
Head of Global and International Equities

Simon Webber, CFA

International markets posted double-digit gains for the fiscal year, although investors’ appetite for risk was transitory as the economic environment remained uncertain. For much of the period, global central bank action was beneficial, as was the increasing belief that the economic recovery is gaining traction, led by the United States.

Eurozone tensions eased, but Italian political gridlock and the Cyprus bailout triggered a bout of risk aversion in February. Although cyclicals soon recovered, the possibility that the Federal Reserve might begin tapering its asset purchasing toward the end of the year weighed on investor sentiment. This, and the resultant rise in Treasury yields, dominated market movements in later months.

Emerging markets had a difficult year, in part because of slowing growth in China and lower global demand for these markets’ exports. More recently, the prospect of rising interest rates and concern about the current account deficits of certain countries triggered sharp outflows from emerging-market debt, equities, and currencies.

Turning to our portion of the fund, our success was driven by telecoms and information technology. Our Indian telecom, Idea Cellular, defied a difficult period for Indian stocks as investors increasingly recognized its impressive growth prospects in a structurally attractive market. Samsung Electronics remained strong as it increased its share of the all-important mid-range smartphone market. In the same sector, shares of Infineon Technologies rose in anticipation of an earnings recovery in the semiconductor cycle. Our holdings in health care, consumer staples, utilities, financials, and industrials also performed well.

The most significant detractor over the 12 months was the materials sector, as it faced challenges in struggling emerging markets—the key driver of demand for resources. Our weakest materials holding was Newcrest Mining. The gold-mining company suffered from a number of production setbacks caused by weather disruption, ore grade degradation that increased production costs across the industry, and equipment issues. More recently, it was hurt by falling gold prices

9

in response to rising real interest rates in the United States and a reduction in global economic tail risk that had driven demand for gold as a safe haven.

Our holdings in emerging markets had a positive absolute return even as the index lost ground there. Performance in Continental Europe also added value relative to the index, benefiting from our focus on companies in core Europe with a strong global footprint. Japan was the largest detractor because of a combination of stock selection and our slight underweight positioning.

We expect the global economy to improve through 2013 and into 2014, led by developed markets as they slowly heal from the crisis and embark on the path to normalization. We view the possibility that the Fed may begin tapering its asset purchases at the end of this year as an encouraging sign. The key factors for the global economy will be the pace of the rollback and how it will affect currencies around the world, as well as its indirect effect on emerging markets. While we anticipate further short-term pressure on these markets, it does not alter their structural growth story. We expect to use this period of cyclical weakness to build positions for the long term.

Important risks remain. We are monitoring closely developments in Syria, in particular their impact on oil prices. Although it’s not our base case scenario, substantial increases in oil prices could rock the fragile global economic recovery. Other potential sources of volatility include political or economic setbacks to the healing process in Europe, the German elections, negotiations around the U.S. budget, missteps as central banks begin moving away from their extremely easy monetary policies, and the November meeting of leaders in China that will set the tone of reform for years to come.

M&G Investment
Management Limited

Portfolio Manager:
Greg Aldridge

International equity markets generally rose from the middle of November, with a degree of optimism gaining ground over the risk aversion that had dominated much of the first half of 2012. The waters became choppier in the middle of the period as the potential for the U.S. Federal Reserve to begin tapering its asset-buying program led to widespread sell-offs. However, increasingly resilient markets shook off misgivings and again rose strongly as investors became more willing to take on risk. The end of the fiscal year saw some of those gains wiped out amid concerns over escalating tensions in Syria and uncertainty in some emerging-market economies, despite relatively positive economic data from the United States, Europe, and China. Even so, markets finished in firmly positive territory.

10

Our holdings within the consumer discretionary and industrial sectors, both of which outperformed the wider index, added considerable value. The leading contributor to returns was U.K.-based auto retailer and distributor Inchcape. The company’s strength stems from its unique global distribution network. It also boasts good structural growth drivers, particularly its expanding retail operations in numerous emerging markets, where demand for luxury vehicles is increasing.

European aerospace giant EADS continued to benefit from its excellent industry positioning, robust order book, and operational successes. German banking and retail IT provider Wincor Nixdorf has experienced sustained growth in emerging markets that has lifted net sales and profits. Techtronic Industries, a Hong Kong-based manufacturer of power tools and domestic appliances, profited from its growing U.S. market share. And Japanese carmaker Toyota gained on the back of a weakening yen, with profit implications that cheered investors and bolstered the company’s share price.

On the downside was our above-index allocation to Brazil, as sentiment in the country remained weak. Largely because of the resource-heavy nature of Brazil’s economy, the materials sector has generally been out of favor over the past year. Accordingly, oil company Petroleo Brasileiro (Petrobras) was the greatest laggard, and iron ore miner Vale also dragged on returns. Another underperformer was Taiwan-based contract PC maker Compal Electronics.

As active stockpickers, we continued to selectively purchase shares in companies that have compelling scarce assets, structural growth drivers, the potential for sustainably high returns, and attractive valuations. These included international dialysis group Fresenius Medical Care, Chinese real estate group Hang Lung Properties, and Standard Chartered, a U.K.-based bank that generates a majority of its revenues from emerging markets. We also added Swedish bank Svenska Handelsbanken and South Korean firm Samsung Electronics. Samsung is benefiting from the shift in consumer preference from PCs toward mobile devices. It has become a high-returning business, and we feel it is able to protect those returns with a strong brand, leading market position, and outstanding technology in both mobile phones and semiconductors.

In light of the purchase of Samsung, we sold our holdings in Compal Electronics, which has struggled in the face of uncertainty about demand for notebook computers. We also closed a number of positions in favor of more attractively valued companies with stronger growth prospects. These sales included Sims Metal Management, an Australian-listed global recycling group; Wienerberger, an Austrian brick and tile manufacturer; and Fibria Cellulose, a Brazilian pulp producer. CFAO, a French firm that distributes cars and pharmaceuticals throughout Africa, left the portfolio after the Japanese conglomerate TTC bid to take over the company.

11

International Growth Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.49%	0.36%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	179	1,812
Median Market Cap	$32.7B	$31.0B
Price/Earnings Ratio	18.5x	15.9x
Price/Book Ratio	2.1x	1.6x
Return on Equity	17.6%	14.8%
Earnings Growth
Rate	14.2%	7.0%
Dividend Yield	2.0%	3.2%
Turnover Rate	31%	—
Short-Term Reserves	0.8%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	16.5%	10.6%
Consumer Staples	7.1	10.3
Energy	4.5	9.5
Financials	22.8	26.4
Health Care	8.3	7.9
Industrials	15.5	11.0
Information Technology	14.2	6.3
Materials	6.8	8.9
Telecommunication Services	3.6	5.7
Utilities	0.7	3.4

Volatility Measures
MSCI AC
World Index
ex USA
R-Squared	0.96
Beta	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Baidu Inc.	Internet Software &
	Services	2.8%
Tencent Holdings Ltd.	Internet Software &
	Services	2.7
AIA Group Ltd.	Life & Health
	Insurance	2.4
Softbank Corp.	Wireless
	Telecommunication
	Services	2.0
Atlas Copco AB	Industrial Machinery	1.8
Inditex SA	Apparel Retail	1.8
L'Oreal SA	Personal Products	1.7
SMC Corp.	Industrial Machinery	1.6
Syngenta AG	Fertilizers &
	Agricultural
	Chemicals	1.6
Prudential plc	Life & Health
	Insurance	1.5
Top Ten		19.9%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.48% for Investor Shares and 0.35% for Admiral Shares.

12

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	17.5%	15.7%
France	8.7	6.9
Switzerland	6.8	6.5
Germany	5.9	6.2
Sweden	5.2	2.3
Spain	4.4	2.1
Italy	2.1	1.5
Norway	1.7	0.6
Denmark	1.5	0.8
Other	1.6	3.9
Subtotal	55.4%	46.5%
Pacific
Japan	11.0%	15.4%
Hong Kong	4.0	2.1
South Korea	3.5	3.4
Australia	2.9	5.7
Other	0.4	1.2
Subtotal	21.8%	27.8%
Emerging Markets
China	8.1%	4.2%
Brazil	2.5	2.3
India	1.7	1.2
Other	5.5	10.3
Subtotal	17.8%	18.0%
North America
Canada	2.5%	7.4%
United States	1.4%	0.0%
Subtotal	3.9%	7.4%
Middle East
Israel	1.1%	0.3%

13

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2003, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Growth Fund Investor
	Shares	17.54%	3.76%	8.73%	$23,084
••••••••	Spliced International Index	12.98	0.24	6.83	19,368
– – – –	International Funds Average	15.74	1.48	7.03	19,723
	MSCI All Country World Index ex
	USA	12.98	1.48	8.34	22,271
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
International Growth Fund Admiral Shares	17.66%	3.91%	8.91%	$117,414
Spliced International Index	12.98	0.24	6.83	96,841
MSCI All Country World Index ex USA	12.98	1.48	8.34	111,356

See Financial Highlights for dividend and capital gains information.

14

International Growth Fund

Fiscal-Year Total Returns (%): August 31, 2003, Through August 31, 2013

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	15.23%	1.05%	8.79%
Admiral Shares	8/13/2001	15.40	1.21	8.98

15

International Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.2%)[1]
Argentina (0.4%)
MercadoLibre Inc.	650,100	77,160

Australia (2.5%)
Brambles Ltd.	18,551,323	144,574
^,* Fortescue Metals
Group Ltd.	32,107,535	122,121
Woodside
Petroleum Ltd.	2,532,175	85,697
James Hardie
Industries plc	6,196,069	53,795
Newcrest Mining Ltd.	3,675,320	43,180
Cochlear Ltd.	743,560	37,832
		487,199
Brazil (2.5%)
BM&FBovespa SA	20,386,500	99,884
Itau Unibanco
Holding SA ADR	7,255,682	88,302
Vale SA Class B ADR	6,764,400	87,802
Cia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	1,341,597	55,113
Raia Drogasil SA	7,687,600	54,388
Vale SA Prior Pfd.	3,450,000	44,969
Petroleo Brasileiro SA
Prior Pfd.	5,433,000	38,255
Banco do Brasil SA	2,279,967	22,026
		490,739
Canada (2.5%)
Toronto-Dominion Bank	2,721,582	231,566
Suncor Energy Inc.	4,820,540	162,469
Canadian Pacific
Railway Ltd.	539,418	63,436
First Quantum
Minerals Ltd.	1,247,265	20,711
* Dominion Diamond Corp.	732,000	9,160

	Sherritt
	International Corp.	2,615,219	9,137
			496,479
Chile (0.1%)
	Sociedad Quimica y
	Minera de Chile SA ADR	1,132,400	29,340

China (8.1%)
*	Baidu Inc. ADR	4,064,100	550,808
	Tencent Holdings Ltd.	11,207,000	523,393
	CNOOC Ltd.	46,181,000	91,313
	China Overseas Land &
	Investment Ltd.	26,480,000	78,581
	Beijing Enterprises
	Holdings Ltd.	8,823,500	62,454
*	Youku Tudou Inc. ADR	2,077,149	48,169
*	New Oriental Education
	& Technology Group
	ADR	2,099,500	44,572
	Shandong Weigao
	Group Medical
	Polymer Co. Ltd.	44,588,000	41,931
	Belle International
	Holdings Ltd.	23,826,000	32,771
^	Mindray Medical
	International Ltd. ADR	835,074	32,484
	Yingde Gases
	Group Co. Ltd.	32,400,000	28,971
	China Resources
	Enterprise Ltd.	8,722,000	24,808
	China Construction
	Bank Corp.	28,654,000	20,901
*	Chaoda Modern
	Agriculture
	Holdings Ltd.	17,258,719	1,588
			1,582,744

16

International Growth Fund

		Market
		Value
	Shares	($000)
Denmark (1.5%)
Novo Nordisk A/S
Class B	902,128	150,832
Novozymes A/S	3,172,000	115,490
AP Moeller - Maersk A/S
Class B	3,750	31,922
		298,244
France (8.3%)
L’Oreal SA	1,945,916	324,880
Kering	1,210,281	273,478
Schneider Electric SA	2,878,435	220,150
Sanofi	1,910,137	183,063
Essilor International SA	1,253,626	135,374
BNP Paribas SA	2,025,912	127,020
Arkema SA	585,606	59,172
Vallourec SA	983,147	58,941
Publicis Groupe SA	763,005	56,749
European Aeronautic
Defence and
Space Co. NV	930,000	53,552
Total SA	875,000	48,454
Societe Generale SA	1,027,740	45,009
Safran SA	792,230	43,968
		1,629,810
Germany (5.5%)
HeidelbergCement AG	2,002,515	138,886
Adidas AG	1,060,890	112,231
Daimler AG	1,626,145	111,584
Porsche Automobil
Holding SE Prior Pfd.	1,286,559	108,263
Volkswagen AG	483,893	107,540
GEA Group AG	2,465,106	99,695
Infineon Technologies AG	8,944,484	81,014
Fresenius Medical Care
AG & Co. KGaA	830,000	53,921
SAP AG	730,000	53,918
Wincor Nixdorf AG	814,000	51,069
^,* Aixtron SE	3,130,112	48,977
MTU Aero Engines AG	535,000	48,077
Symrise AG	1,055,000	46,159
^ SMA Solar
Technology AG	719,595	23,053
		1,084,387
Hong Kong (4.0%)
AIA Group Ltd.	108,177,000	473,495
Jardine Matheson
Holdings Ltd.	3,035,947	161,133
Hong Kong Exchanges
and Clearing Ltd.	4,514,200	69,070
Techtronic Industries Co.	14,769,782	36,060
Hang Lung
Properties Ltd.	10,000,000	31,145
Esprit Holdings Ltd.	6,934,939	11,793
		782,696

India (1.6%)
* Idea Cellular Ltd.	34,985,135	84,603
Housing Development
Finance Corp.	7,692,900	83,766
Tata Motors Ltd.	15,349,939	68,877
HDFC Bank Ltd.	5,446,764	48,986
Zee Entertainment
Enterprises Ltd.	10,066,801	35,208
		321,440
Indonesia (0.3%)
Bank Mandiri Persero
Tbk PT	77,192,500	50,034

Ireland (0.3%)
Kerry Group plc Class A	846,400	53,401

Israel (1.1%)
* Check Point Software
Technologies Ltd.	3,876,314	217,345

Italy (2.0%)
UniCredit SPA	36,182,044	204,356
* Fiat SPA	25,782,643	194,297
		398,653
Japan (10.2%)
Softbank Corp.	6,337,600	395,378
SMC Corp.	1,513,000	315,153
Rakuten Inc.	19,991,600	244,941
Sumitomo Mitsui
Financial Group Inc.	4,332,100	190,421
Astellas Pharma Inc.	3,040,788	154,709
^ Seven &
I Holdings Co. Ltd.	3,061,900	104,827
FANUC Corp.	666,200	101,102
Suzuki Motor Corp.	4,413,100	94,217
Toyota Motor Corp.	1,129,983	67,970
East Japan Railway Co.	801,300	61,285
Hitachi Ltd.	9,349,000	55,927
Kyocera Corp.	455,100	46,349
Sekisui Chemical Co. Ltd.	4,917,000	44,980
MISUMI Group Inc.	1,534,610	37,546
Canon Inc.	1,127,922	33,735
Sysmex Corp.	539,996	31,170
^ Gree Inc.	2,710,000	21,458
		2,001,168
Luxembourg (0.1%)
* Reinet Investments SCA	542,339	9,982

Mexico (0.6%)
Grupo Financiero Banorte
SAB de CV	18,792,622	117,431

17

International Growth Fund

		Market
		Value
	Shares	($000)
Netherlands (0.7%)
^ Heineken NV	1,130,793	77,666
* ING Groep NV	4,936,311	53,746
TNT Express NV	1,492,047	13,149
		144,561
Norway (1.7%)
Statoil ASA	7,310,116	160,379
Schibsted ASA	1,760,994	86,189
DNB ASA	5,359,080	83,076
		329,644
Peru (0.7%)
Credicorp Ltd.	1,148,133	139,200

Portugal (0.4%)
Jeronimo Martins
SGPS SA	3,627,182	70,470

Russia (0.8%)
Sberbank of Russia ADR	5,395,919	56,881
Magnit OJSC GDR	964,300	53,476
Mail.ru Group Ltd. GDR	1,266,000	41,314
		151,671
Singapore (0.4%)
Singapore Exchange Ltd.	6,541,000	37,177
DBS Group Holdings Ltd.	2,879,439	35,565
		72,742
South Africa (0.4%)
MTN Group Ltd.	1,610,000	29,408
Sasol Ltd.	574,000	26,876
Impala Platinum
Holdings Ltd.	1,778,600	19,611
		75,895
South Korea (3.5%)
Samsung
Electronics Co. Ltd.	239,238	293,308
NAVER Corp.	268,246	107,898
^ Celltrion Inc.	1,751,909	70,908
Hyundai Motor Co.	284,257	63,388
Hyundai Mobis	233,309	58,402
Hankook Tire Co. Ltd.	839,991	43,420
Shinhan Financial
Group Co. Ltd.	771,836	28,051
^,* NHN Entertainment Corp.	123,411	12,062
		677,437
Spain (4.4%)
Inditex SA	2,683,385	354,796
* Banco Santander SA	27,573,835	194,846
Banco Popular
Espanol SA	35,023,131	164,559
Distribuidora
Internacional de
Alimentacion SA	9,633,291	76,148

Banco Bilbao Vizcaya
Argentaria SA	6,771,090	64,709
		855,058
Sweden (5.1%)
Atlas Copco AB Class A	13,299,679	358,974
Svenska Handelsbanken
AB Class A	5,576,352	239,201
Alfa Laval AB	5,199,985	112,297
Sandvik AB	7,859,037	105,030
Investment AB Kinnevik	2,292,834	71,579
Elekta AB Class B	4,093,089	64,308
Telefonaktiebolaget LM
Ericsson Class B	4,700,000	55,276
		1,006,665
Switzerland (6.7%)
Syngenta AG	795,514	311,520
Roche Holding AG	1,087,579	271,096
Cie Financiere
Richemont SA	1,718,964	163,180
Geberit AG	494,180	120,180
Credit Suisse Group AG	3,609,497	104,042
ABB Ltd.	3,984,182	85,213
Novartis AG	929,000	67,677
Swatch Group AG
(Bearer)	96,145	55,308
Nestle SA	809,000	52,944
Zurich Insurance
Group AG	207,000	51,478
Holcim Ltd.	612,000	41,500
		1,324,138
Taiwan (0.8%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	45,621,508	151,252

Thailand (0.4%)
Kasikornbank PCL
(Foreign)	16,868,256	82,894

Turkey (0.9%)
Turkiye Garanti
Bankasi AS	37,457,981	128,098
BIM Birlesik
Magazalar AS	2,397,092	43,973
		172,071
United Kingdom (16.3%)
Prudential plc	17,732,776	296,602
Standard Chartered plc	11,632,732	259,956
Rolls-Royce Holdings plc	14,445,916	249,161
ARM Holdings plc	18,243,000	246,809
Diageo plc	6,937,111	212,599
BG Group plc	11,075,151	210,741
WPP plc	10,645,987	197,225

18

International Growth Fund

		Market
		Value
	Shares	($000)
BHP Billiton plc	5,959,768	173,344
Vodafone Group plc	45,241,295	145,747
HSBC Holdings plc	12,975,925	135,859
Meggitt plc	16,360,413	133,596
Shire plc	3,326,897	122,378
Aggreko plc	4,814,508	121,495
Centrica plc	17,211,519	103,014
Burberry Group plc	3,217,639	76,584
Barclays plc	16,240,801	71,145
Inchcape plc	7,000,000	63,861
British American
Tobacco plc	1,187,759	60,059
Unilever plc	1,495,000	57,005
Ultra Electronics
Holdings plc	1,793,000	51,566
Carnival plc	1,375,000	51,436
G4Splc	12,540,000	50,473
Capita plc	2,565,809	37,944
GlaxoSmithKline plc	1,400,000	35,705
AZ Electronic
Materials SA	6,800,000	32,261
Spectris plc	281,499	9,690
		3,206,255
United States (1.4%)
* Amazon.com Inc.	1,000,200	281,036
Total Common Stocks
(Cost $15,649,081)		18,869,241
Temporary Cash Investments (5.5%)[1]
Money Market Fund (5.2%)
[2,3] Vanguard Market
Liquidity Fund,
0.122%	1,015,781,611	1,015,782

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.3%)
,5,6 Fannie Mae
Discount Notes,
0.098%, 11/6/13	13,500	13,497
,5 Fannie Mae
Discount Notes,
0.100%, 11/13/13	6,000	5,998
5,6,[7] Federal Home Loan
Bank Discount Notes,
0.095%, 10/4/13	9,600	9,599
[7] Federal Home Loan
Bank Discount Notes,
0.090%–0.100%,
10/11/13	10,600	10,598
5,6,[7] Federal Home Loan
Bank Discount Notes,
0.120%, 12/20/13	4,800	4,798
Freddie Mac
Discount Notes,
0.090%, 9/23/13	1,000	1,000
,5,6 Freddie Mac
Discount Notes,
0.120%–0.125%,
12/30/13	5,500	5,497
		50,987
Total Temporary Cash Investments
(Cost $1,066,772)		1,066,769
Total Investments (101.7%)
(Cost $16,715,853)		19,936,010
Other Assets and Liabilities (-1.7%)
Other Assets		196,456
Liabilities[3]		(520,380)
		(323,924)
Net Assets (100%)		19,612,086

19

International Growth Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	17,764,412
Undistributed Net Investment Income	239,172
Accumulated Net Realized Losses	(1,609,044)
Unrealized Appreciation (Depreciation)
Investment Securities	3,220,157
Futures Contracts	4,910
Forward Currency Contracts	(7,292)
Foreign Currencies	(229)
Net Assets	19,612,086

Investor Shares—Net Assets
Applicable to 443,560,786 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,055,876
Net Asset Value Per Share—
Investor Shares	$20.42

Admiral Shares—Net Assets
Applicable to 162,448,111 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,556,210
Net Asset Value Per Share—
Admiral Shares	$64.98

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $268,098,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.4% and 2.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $283,500,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $36,491,000 have been segregated as initial margin for open futures contracts.
6 Securities with a value of $7,581,000 have been segregated as collateral for open forward currency contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends[1]	396,975
Interest[2]	973
Securities Lending	10,508
Total Income	408,456
Expenses
Investment Advisory Fees—Note B
Basic Fee	27,328
Performance Adjustment	5,668
The Vanguard Group—Note C
Management and Administrative—Investor Shares	24,359
Management and Administrative—Admiral Shares	12,410
Marketing and Distribution—Investor Shares	1,832
Marketing and Distribution—Admiral Shares	1,659
Custodian Fees	3,235
Auditing Fees	40
Shareholders’ Reports—Investor Shares	172
Shareholders’ Reports—Admiral Shares	83
Trustees’ Fees and Expenses	59
Total Expenses	76,845
Net Investment Income	331,611
Realized Net Gain (Loss)
Investment Securities Sold	635,332
Futures Contracts	101,771
Foreign Currencies and Forward Currency Contracts	(18,927)
Realized Net Gain (Loss)	718,176
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,880,472
Futures Contracts	(9,223)
Foreign Currencies and Forward Currency Contracts	(12,869)
Change in Unrealized Appreciation (Depreciation)	1,858,380
Net Increase (Decrease) in Net Assets Resulting from Operations	2,908,167
1 Dividends are net of foreign withholding taxes of $20,724,000.
2 Interest income from an affiliated company of the fund was $922,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	331,611	345,092
Realized Net Gain (Loss)	718,176	(191,051)
Change in Unrealized Appreciation (Depreciation)	1,858,380	(373,751)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,908,167	(219,710)
Distributions
Net Investment Income
Investor Shares	(167,941)	(192,236)
Admiral Shares	(166,372)	(128,519)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(334,313)	(320,755)
Capital Share Transactions
Investor Shares	(1,400,123)	(1,408,477)
Admiral Shares	1,800,455	1,222,056
Net Increase (Decrease) from Capital Share Transactions	400,332	(186,421)
Total Increase (Decrease)	2,974,186	(726,886)
Net Assets
Beginning of Period	16,637,900	17,364,786
End of Period[1]	19,612,086	16,637,900
1 Net Assets—End of Period includes undistributed net investment income of $239,172,000 and $242,630,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.69	$18.27	$16.27	$15.73	$20.43
Investment Operations
Net Investment Income	. 336	. 361	. 351	. 291	. 398[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.741	(.607)	1.954	.535	(3.633)
Total from Investment Operations	3.077	(. 246)	2.305	.826	(3.235)
Distributions
Dividends from Net Investment Income	(. 347)	(.334)	(.305)	(.286)	(.562)
Distributions from Realized Capital Gains	—	—	—	—	(. 903)
Total Distributions	(. 347)	(.334)	(.305)	(.286)	(1.465)
Net Asset Value, End of Period	$20.42	$17.69	$18.27	$16.27	$15.73

Total Return[2]	17.54%	-1.14%	14.10%	5.19%	-13.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,056	$9,115	$10,878	$10,493	$10,226
Ratio of Total Expenses to
Average Net Assets[3]	0.48%	0.49%	0.47%	0.49%	0.53%
Ratio of Net Investment Income to
Average Net Assets	1.71%	2.04%	1.85%	1.74%	2.84%[1]
Portfolio Turnover Rate	31%	30%	43%	44%	51%

1 Net Investment income per share and the ratio of net investment income to average net assets include $.061 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$56.31	$58.17	$51.81	$50.08	$65.09
Investment Operations
Net Investment Income	1.157	1.229	1.192	1.009	1.340[1]
Net Realized and Unrealized Gain (Loss)
on Investments	8.697	(1.945)	6.209	1.708	(11.571)
Total from Investment Operations	9.854	(.716)	7.401	2.717	(10.231)
Distributions
Dividends from Net Investment Income	(1.184)	(1.144)	(1.041)	(.987)	(1.909)
Distributions from Realized Capital Gains	—	—	—	—	(2.870)
Total Distributions	(1.184)	(1.144)	(1.041)	(.987)	(4.779)
Net Asset Value, End of Period	$64.98	$56.31	$58.17	$51.81	$50.08

Total Return[2]	17.66%	-1.01%	14.21%	5.36%	-13.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,556	$7,523	$6,487	$4,353	$3,934
Ratio of Total Expenses to
Average Net Assets[3]	0.35%	0.36%	0.34%	0.33%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.84%	2.17%	1.98%	1.90%	3.03%[1]
Portfolio Turnover Rate	31%	30%	43%	44%	51%

1 Net investment income per share and the ratio of net investment income to average net assets include $.194 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades

25

International Growth Fund

futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 2% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

26

International Growth Fund

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index for periods prior to December 1, 2010, and the MSCI All Country World Index ex USA beginning December 1, 2010. The benchmark change will be fully phased in by December 2013. The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

27

International Growth Fund

For the year ended August 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $5,668,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $2,394,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.96% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	1,631,386	—	—
Common Stocks—Other	893,378	16,344,477	—
Temporary Cash Investments	1,015,782	50,987	—
Futures Contracts—Assets[1]	2,969	—	—
Forward Currency Contracts—Assets	—	2,113	—
Forward Currency Contracts—Liabilities	—	(9,405)	—
Total	3,543,515	16,388,172	—
1 Represents variation margin on the last day of the reporting period.

E. At August 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Other Assets	2,969	2,113	5,082
Liabilities	—	(9,405)	(9,405)

28

International Growth Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	101,771	—	101,771
Forward Currency Contracts	—	(18,171)	(18,171)
Realized Net Gain (Loss) on Derivatives	101,771	(18,171)	83,600

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(9,223)	—	(9,223)
Forward Currency Contracts	—	(11,975)	(11,975)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(9,223)	(11,975)	(21,198)

At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	September 2013	1,984	196,666	1,527
Dow Jones EURO STOXX 50 Index	September 2013	5,329	191,621	2,198
Topix Index	September 2013	1,303	146,416	(3,464)
S&P ASX 200 Index	September 2013	734	83,646	4,649

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

29

International Growth Fund

At August 31, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	9/25/13	EUR	123,135	USD	164,978	(2,224)
Brown Brothers Harriman & Co.	9/25/13	GBP	102,751	USD	160,724	(1,520)
Brown Brothers Harriman & Co.	9/18/13	JPY	12,829,016	USD	132,285	(1,613)
Brown Brothers Harriman & Co.	9/24/13	AUD	90,182	USD	84,190	(4,048)
Brown Brothers Harriman & Co.	9/25/13	GBP	28,345	USD	42,922	996
Brown Brothers Harriman & Co.	9/25/13	EUR	20,588	USD	26,568	644
Brown Brothers Harriman & Co.	9/18/13	JPY	1,878,645	USD	18,662	473
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized net foreign currency losses of $756,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at August 31, 2013, the fund had $281,589,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $706,928,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $1,613,959,000 to offset future net capital gains through August 31, 2018.

At August 31, 2013, the cost of investment securities for tax purposes was $16,716,709,000. Net unrealized appreciation of investment securities for tax purposes was $3,219,301,000, consisting of unrealized gains of $4,330,033,000 on securities that had risen in value since their purchase and $1,110,732,000 in unrealized losses on securities that had fallen in value since their purchase.

30

International Growth Fund

G. During the year ended August 31, 2013, the fund purchased $5,730,140,000 of investment securities and sold $5,525,012,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	825,829	41,705	1,493,068	86,871
Issued in Lieu of Cash Distributions	164,255	8,645	188,225	11,845
Redeemed[1]	(2,390,207)	(122,058)	(3,089,770)	(178,841)
Net Increase (Decrease) —Investor Shares	(1,400,123)	(71,708)	(1,408,477)	(80,125)
Admiral Shares
Issued	2,677,380	42,829	2,150,931	38,890
Issued in Lieu of Cash Distributions	155,794	2,578	119,571	2,366
Redeemed[1]	(1,032,719)	(16,564)	(1,048,446)	(19,175)
Net Increase (Decrease) —Admiral Shares	1,800,455	28,843	1,222,056	22,081
1 Net of redemption fees for fiscal 2012 of $690,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

I. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2013

Special 2013 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $268,654,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $365,508,000 and foreign taxes paid of $21,031,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2014 to determine the calendar-year amounts to be included on their 2013 tax returns.

32

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares
Periods Ended August 31, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	17.54%	3.76%	8.73%
Returns After Taxes on Distributions	17.22	3.20	7.88
Returns After Taxes on Distributions and Sale of Fund Shares	10.46	2.98	7.25

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,029.75	$2.40
Admiral Shares	1,000.00	1,029.96	1.79
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.84	$2.40
Admiral Shares	1,000.00	1,023.44	1.79

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.47% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

35

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

36

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

37

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
Independent Trustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102013

Annual Report | August 31, 2013

Vanguard FTSE Social Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	25.90%
Institutional Shares	26.05
FTSE4Good US Select Index	26.30
Large-Cap Growth Funds Average	16.24
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$8.30	$10.28	$0.142	$0.000
Institutional Shares	8.31	10.29	0.154	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard FTSE Social Index Fund was designed with the socially conscious investor in mind. The fund invests in the stocks of companies that its benchmark index provider has screened for certain social, human rights, and environmental criteria. The fund, like its index, avoids companies that are involved with tobacco, alcohol, adult entertainment, firearms, gambling, or nuclear power.

For the 12 months ended August 31, 2013, the FTSE Social Index Fund returned about 26%. It met its objective of closely tracking its benchmark, the FTSE4Good US Select Index. The fund notably outpaced both the average return of its large-capitalization growth peer funds and the broad U.S. stock market for the fiscal year. Although all ten market sectors in the fund posted positive results, the majority of its returns came from sizable holdings in financials and health care.

If you hold shares of the fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

Stocks posted robust results despite setbacks at the finish

U.S. stocks advanced about 20% in the 12 months ended August 31 despite slipping in June and August. Through most of the fiscal year, stocks surged as the economy kept growing modestly and as investors appeared more receptive to risk.

Much of the U.S. market’s recent weakness was linked to fear that the Federal Reserve would begin scaling back its stimulative bond-buying program. Heightened strife in the Middle East also contributed to anxiety in global markets.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks overall were virtually flat as growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign-debt analyst in Vanguard Taxable Credit Research

Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Bond returns turned negative amid worry about the Fed’s next move

Bonds, which maintained slightly positive returns through the first eight months of the period, reversed course in May and then retreated further as investors anticipated reductions in the Fed’s bond buying.

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. (Bond yields

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

and prices move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year.

Returns for money markets and savings accounts were minuscule as the Fed kept its target for short-term interest rates at 0%–0.25%.

Resurgent financials, health care boosted fund performance

In keeping with its social consciousness mandate, Vanguard FTSE Social Index Fund tends to have sizable holdings in a few sectors—most notably, financials and health care—whose companies are more likely to meet the social, human rights, and environmental criteria set by the index provider. By the same token, the fund typically has less exposure than the broad market to other sectors—such as energy and industrials—where many companies fall short of the index’s environmental standards.

As I mentioned earlier in this letter, the fund’s impressive performance for the fiscal year was driven by its holdings in financials and health care. Together, those sectors accounted for almost half of the fund’s holdings, on average, during the period and accounted for about 15 percentage points of the fund’s return.

After years of dismal results following the 2008–2009 financial crisis, financial stocks were among the market’s top performers. The industry sustained its widespread resurgence throughout the 12 months, with returns generally strong across the

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.29%	0.16%	1.28%

The fund expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2013, the fund’s expense ratios were 0.28% for Investor Shares and 0.16% for Institutional Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2012.

Peer group: Large-Cap Growth Funds.

sector. Banks, consumer finance companies, and investment services firms were major drivers of the fund’s advance.

Health care stocks were also among the market’s top performers. Within this sector, pharmaceutical and biotechnology companies contributed the most, as the industry continued to benefit from favorable rulings by the Food and Drug Administration and improved pipelines of new medicines.

The consumer goods sector was another key performer, with stocks of automakers and household goods and food products companies contributing most to the fund’s performance. Technology, consumer services, and industrials also boosted fund results; each sector contributed about 2 percentage points to the fund’s total return.

For a decade, the fund has closely tracked its index

For the ten years ended August 31, 2013, Vanguard FTSE Social Index Fund’s Investor Shares produced an average annual return of 5.54%. The fund closely tracked its benchmark, the Spliced Social Index, which had an average annual return of 5.76% for the same period.

The fund’s success in tracking its index is a testament to the skills of its investment advisor, Vanguard Equity Investment Group, whose experience and sophisticated portfolio construction and management techniques have kept returns close to

Total Returns
Ten Years Ended August 31, 2013
Average
Annual Return
FTSE Social Index Fund Investor Shares	5.54%
Spliced Social Index	5.76
Large-Cap Growth Funds Average	5.91

For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thompson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

those of its benchmark. The advisor has been aided in its efforts by the fund’s low expenses.

The fund did, however, lag the 5.91% average annual return of large-cap growth funds for the ten years. That underperfor-mance can largely be explained by the fund’s mandate and the allocation tilts produced by a socially conscious approach to investing. The fund’s oversized allocation to the financial sector, for example, meant that the fund took a more severe hit during the financial crisis than did some of its large-cap growth peers, which tend to have less exposure to those stocks.

In challenging markets, index funds can be a solid portfolio foundation

As you know, index funds seek to capture the return of the market they track, minus only their operating expenses, which—at least at Vanguard—are usually very low. The funds do so by investing in an entire market or by relying on a sophisticated market-sampling technique.

In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform their benchmarks. As we show in The Case for Index Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I use the word “typically” because we believe that some actively managed funds, including Vanguard’s, can increase the odds of outperforming benchmarks over the long term. As demonstrated in a companion paper, The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? (also at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. And, as the paper’s title implies, finding talented advisors is a key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors in actively managed funds should expect, and be comfortable with, the extended periods of under-performance that actively managed funds can experience. The challenges of active investing, conversely, point to the potential benefits of indexing. Well-run index funds can offer you virtually the market return, year in and year out. In a portfolio that is diversified within asset classes, and balanced among them, low-cost index funds can be the bedrock of a sound investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 12, 2013

FTSE Social Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.29%	0.16%
30-Day SEC Yield	1.59%	1.71%

Portfolio Characteristics
			DJ U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Number of Stocks	371	371	3,631
Median Market Cap	$46.8B	$46.8B	$39.3B
Price/Earnings Ratio	18.8x	18.8x	18.7x
Price/Book Ratio	2.2x	2.2x	2.4x
Return on Equity	16.8%	16.8%	16.6%
Earnings Growth
Rate	11.6%	11.6%	11.1%
Dividend Yield	1.9%	1.9%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	29%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		FTSE	DJ U.S.
		4Good	Total
		US Select	Market
	Fund	Index	FA Index
Basic Materials	3.2%	3.2%	3.0%
Consumer Goods	11.6	11.6	10.4
Consumer Services	9.2	9.2	13.6
Financials	27.3	27.2	18.5
Health Care	21.4	21.5	11.9
Industrials	7.6	7.6	13.0
Oil & Gas	5.7	5.7	9.6
Technology	12.3	12.3	14.5
Telecommunications	0.2	0.2	2.2
Utilities	1.5	1.5	3.3

Volatility Measures
	FTSE
	4Good	DJ U.S.
	US Select	Total Market
	Index	FA Index
R-Squared	1.00	0.97
Beta	1.00	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Johnson & Johnson	Pharmaceuticals	2.8%
Google Inc.	Internet	2.8
Wells Fargo & Co.	Banks	2.6
Procter & Gamble Co.	Nondurable
	Household Products	2.5
JPMorgan Chase & Co.	Banks	2.3
Pfizer Inc.	Pharmaceuticals	2.2
Bank of America Corp.	Banks	1.8
Citigroup Inc.	Banks	1.7
Merck & Co. Inc.	Pharmaceuticals	1.6
PepsiCo Inc.	Soft Drinks	1.5
Top Ten		21.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.28% for Investor Shares and 0.16% for Institutional Shares.

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2003, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	FTSE Social Index Fund Investor
	Shares	25.90%	7.31%	5.54%	$17,151
••••••••	Spliced Social Index	26.30	7.54	5.76	17,507
– – – –	Large-Cap Growth Funds Average	16.24	6.46	5.91	17,765
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.15	7.77	7.81	21,213
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment

FTSE Social Index Fund Institutional Shares	26.05%	7.46%	5.67%	$8,681,712

Spliced Social Index	26.30	7.54	5.76	8,753,431
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	7.77	7.81	10,606,407

See Financial Highlights for dividend and capital gains information.

FTSE Social Index Fund

Fiscal-Year Total Returns (%): August 31, 2003, Through August 31, 2013

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	27.54%	7.44%	5.74%
Institutional Shares	1/14/2003	27.69	7.59	5.87

FTSE Social Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.9%)
Basic Materials (3.2%)
EI du Pont
de Nemours & Co.	90,508	5,125
Dow Chemical Co.	117,667	4,401
Praxair Inc.	29,188	3,427
Ecolab Inc.	26,235	2,397
Air Products &
Chemicals Inc.	20,448	2,088
International Paper Co.	43,835	2,069
Mosaic Co.	28,940	1,205
Sigma-Aldrich Corp.	11,758	970
Alcoa Inc.	105,046	809
CONSOL Energy Inc.	22,676	708
Ashland Inc.	7,840	684
International Flavors &
Fragrances Inc.	8,124	642
Airgas Inc.	5,446	554
Peabody Energy Corp.	26,184	450
Avery Dennison Corp.	9,707	415
Cliffs Natural Resources Inc.	16,021	334
		26,278
Consumer Goods (11.6%)
Procter & Gamble Co.	270,402	21,062
PepsiCo Inc.	152,206	12,135
Ford Motor Co.	378,942	6,135
Colgate-Palmolive Co.	93,904	5,425
NIKE Inc. Class B	57,800	3,631
Kimberly-Clark Corp.	37,922	3,545
General Mills Inc.	63,698	3,142
* General Motors Co.	88,731	3,024
Kraft Foods Group Inc.	57,917	2,998
Johnson Controls Inc.	66,725	2,704
VF Corp.	8,591	1,608
Mead Johnson Nutrition Co.	19,995	1,500
Kellogg Co.	24,416	1,482
Hershey Co.	15,862	1,459
Coach Inc.	27,412	1,448
Estee Lauder Cos. Inc.
Class A	22,128	1,446

	ConAgra Foods Inc.	40,378	1,366
	Stanley Black & Decker Inc.	15,954	1,360
	Harley-Davidson Inc.	21,875	1,312
	Genuine Parts Co.	15,331	1,181
*	Green Mountain
	Coffee Roasters Inc.	12,878	1,111
	BorgWarner Inc.	11,441	1,105
	Bunge Ltd.	14,205	1,076
	Clorox Co.	12,833	1,061
	Coca-Cola Enterprises Inc.	26,754	1,001
	Dr Pepper Snapple
	Group Inc.	19,890	890
	Avon Products Inc.	42,184	834
	Tyson Foods Inc. Class A	27,765	804
	Church & Dwight Co. Inc.	13,498	801
	McCormick & Co. Inc.	11,644	788
	Campbell Soup Co.	17,949	775
	Autoliv Inc.	9,471	767
	Newell Rubbermaid Inc.	28,620	724
*	Lululemon Athletica Inc.	10,077	714
*	Mohawk Industries Inc.	6,070	713
	Herbalife Ltd.	10,024	612
	Energizer Holdings Inc.	6,151	608
	Hormel Foods Corp.	13,608	564
	Hasbro Inc.	11,516	525
	Lennar Corp. Class A	15,940	507
*	Toll Brothers Inc.	15,190	465
*	Smithfield Foods Inc.	12,629	423
	Harman International
	Industries Inc.	6,511	417
	Leggett & Platt Inc.	14,376	416
	Hillshire Brands Co.	12,303	397
			96,061
Consumer Services (9.2%)
	Walt Disney Co.	177,644	10,806
	Home Depot Inc.	143,803	10,712
	Starbucks Corp.	71,218	5,022
	Lowe’s Cos. Inc.	107,118	4,908
*	priceline.com Inc.	5,077	4,765
	TJX Cos. Inc.	70,994	3,743

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Viacom Inc. Class B	42,746	3,401
	CBS Corp. Class B	56,320	2,878
	McKesson Corp.	22,309	2,709
	Whole Foods Market Inc.	33,462	1,765
	Cardinal Health Inc.	33,572	1,688
*	Bed Bath & Beyond Inc.	21,603	1,593
	Omnicom Group Inc.	25,539	1,549
*	AutoZone Inc.	3,461	1,453
	Ross Stores Inc.	21,497	1,446
*	O’Reilly Automotive Inc.	10,790	1,324
	AmerisourceBergen Corp.
	Class A	22,456	1,278
*	Chipotle Mexican Grill Inc.
	Class A	3,027	1,235
	L Brands Inc.	21,036	1,207
*	Dollar Tree Inc.	21,822	1,150
	Sirius XM Radio Inc.	312,024	1,117
*	CarMax Inc.	22,263	1,059
	Gap Inc.	25,889	1,047
	Staples Inc.	65,603	913
	Tiffany & Co.	11,565	892
	H&R Block Inc.	26,907	751
	Nielsen Holdings NV	20,798	717
	PetSmart Inc.	9,963	702
	Interpublic Group of
	Cos. Inc.	42,445	667
	Scripps Networks
	Interactive Inc. Class A	8,380	616
	Darden Restaurants Inc.	12,842	593
	Omnicare Inc.	10,440	568
	Gannett Co. Inc.	22,622	545
	Foot Locker Inc.	14,877	479
	Dun & Bradstreet Corp.	3,929	391
	Abercrombie & Fitch Co.	7,634	270
	Starz	9,618	240
*	AutoNation Inc.	3,433	160
	Weight Watchers
	International Inc.	2,739	98
			76,457
Financials (27.3%)
	Wells Fargo & Co.	520,403	21,378
	JPMorgan Chase & Co.	373,854	18,891
	Bank of America Corp.	1,055,856	14,909
	Citigroup Inc.	299,448	14,472
	Visa Inc. Class A	51,023	8,899
	American Express Co.	94,647	6,806
*	American International
	Group Inc.	145,299	6,751
	US Bancorp	182,060	6,578
	Mastercard Inc. Class A	10,454	6,336
	MetLife Inc.	86,980	4,018
	PNC Financial Services
	Group Inc.	51,798	3,743
	Morgan Stanley	138,162	3,559

	Bank of New York
	Mellon Corp.	115,029	3,421
	Prudential Financial Inc.	45,658	3,419
	Capital One Financial Corp.	51,401	3,318
	BlackRock Inc.	12,517	3,258
	State Street Corp.	45,032	3,005
	Travelers Cos. Inc.	37,037	2,959
	ACE Ltd.	33,438	2,933
	American Tower Corporation	39,037	2,713
	Aflac Inc.	44,532	2,574
	BB&T Corp.	68,431	2,324
	Discover Financial Services	48,342	2,284
	Marsh & McLennan
	Cos. Inc.	54,281	2,238
	Charles Schwab Corp.	106,054	2,214
	Allstate Corp.	46,151	2,212
	CME Group Inc.	31,045	2,208
	Public Storage	14,156	2,161
	Chubb Corp.	25,517	2,122
	Aon plc	30,657	2,035
	Franklin Resources Inc.	40,540	1,871
	Equity Residential	35,102	1,821
	HCP Inc.	44,602	1,817
	Ventas Inc.	28,984	1,805
	Health Care REIT Inc.	28,079	1,725
	Prologis Inc.	48,701	1,716
	Ameriprise Financial Inc.	19,919	1,716
	T. Rowe Price Group Inc.	24,437	1,714
	SunTrust Banks Inc.	52,467	1,680
	McGraw Hill Financial Inc.	27,035	1,578
	Fifth Third Bancorp	86,229	1,577
	Boston Properties Inc.	14,996	1,537
	Weyerhaeuser Co.	52,872	1,448
	Moody’s Corp.	21,690	1,379
	Progressive Corp.	54,355	1,363
	Loews Corp.	29,977	1,333
	Hartford Financial
	Services Group Inc.	44,504	1,317
*	IntercontinentalExchange Inc.	7,289	1,310
	Regions Financial Corp.	138,052	1,298
	Northern Trust Corp.	23,534	1,291
	M&T Bank Corp.	11,157	1,265
	Host Hotels & Resorts Inc.	72,742	1,239
	Principal Financial Group Inc.	28,849	1,180
	Lincoln National Corp.	26,215	1,102
	Annaly Capital
	Management Inc.	92,595	1,081
	KeyCorp	90,992	1,062
	General Growth
	Properties Inc.	54,491	1,045
	SLM Corp.	43,376	1,041
	NYSE Euronext	23,683	990
	Western Union Co.	54,392	953
*	CIT Group Inc.	19,794	948
	XL Group plc Class A	28,751	850

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Kimco Realty Corp.	40,200	805
	Unum Group	26,489	782
	Macerich Co.	13,553	763
	Comerica Inc.	18,523	756
	Willis Group Holdings plc	17,145	708
	Plum Creek Timber Co. Inc.	15,842	702
	Huntington Bancshares Inc.	83,951	692
	Equifax Inc.	11,658	689
*	Alleghany Corp.	1,678	650
	Cincinnati Financial Corp.	14,065	642
*	Markel Corp.	1,257	642
	New York Community
	Bancorp Inc.	41,850	613
	Torchmark Corp.	8,775	605
*	CBRE Group Inc. Class A	27,617	604
*	Genworth Financial Inc.
	Class A	48,191	569
	TD Ameritrade Holding Corp.	21,079	541
	Arthur J Gallagher & Co.	12,541	518
	Zions Bancorporation	18,076	506
	Liberty Property Trust	14,420	499
	PartnerRe Ltd.	5,658	493
	Axis Capital Holdings Ltd.	11,046	475
	People’s United Financial Inc.	32,523	462
	Duke Realty Corp.	31,666	462
	WR Berkley Corp.	10,952	450
	Assurant Inc.	7,586	402
	Hudson City Bancorp Inc.	42,692	392
	Brown & Brown Inc.	12,176	379
	SEI Investments Co.	12,680	377
	Legg Mason Inc.	11,317	368
	Commerce Bancshares Inc.	8,491	367
	RenaissanceRe Holdings Ltd.	4,158	363
	Old Republic
	International Corp.	24,362	346
	White Mountains
	Insurance Group Ltd.	535	299
	City National Corp.	4,438	291
	Erie Indemnity Co. Class A	2,676	197
			226,199
Health Care (21.4%)
	Johnson & Johnson	270,271	23,354
	Pfizer Inc.	658,013	18,563
	Merck & Co. Inc.	287,968	13,618
*	Gilead Sciences Inc.	149,866	9,032
	Amgen Inc.	74,385	8,104
	UnitedHealth Group Inc.	100,512	7,211
	Bristol-Myers Squibb Co.	162,402	6,771
	AbbVie Inc.	154,730	6,593
*	Celgene Corp.	41,274	5,778
	Abbott Laboratories	154,730	5,157
	Medtronic Inc.	99,518	5,150
	Eli Lilly & Co.	99,404	5,109
*	Express Scripts Holding Co.	79,765	5,095
*	Biogen Idec Inc.	23,261	4,955

	Baxter International Inc.	53,356	3,711
	Thermo Fisher Scientific Inc.	35,448	3,149
	Covidien plc	46,614	2,769
	Allergan Inc.	29,172	2,578
	WellPoint Inc.	29,594	2,520
	Aetna Inc.	37,419	2,372
	Cigna Corp.	28,460	2,240
*	Alexion Pharmaceuticals Inc.	19,114	2,060
	Becton Dickinson and Co.	19,173	1,867
	Stryker Corp.	27,882	1,865
*	Regeneron
	Pharmaceuticals Inc.	7,408	1,795
*	Actavis Inc.	13,122	1,774
*	Vertex Pharmaceuticals Inc.	21,810	1,639
*	Intuitive Surgical Inc.	3,922	1,516
	Humana Inc.	15,455	1,423
*	Boston Scientific Corp.	132,663	1,404
	St. Jude Medical Inc.	27,647	1,394
*	Mylan Inc.	37,199	1,315
	Zimmer Holdings Inc.	16,567	1,310
*	Life Technologies Corp.	16,788	1,249
*	DaVita HealthCare
	Partners Inc.	10,375	1,115
*	Forest Laboratories Inc.	26,079	1,109
	Perrigo Co.	8,621	1,048
*	Illumina Inc.	12,156	946
	CR Bard Inc.	7,959	914
	Quest Diagnostics Inc.	15,495	908
*	Laboratory Corp. of
	America Holdings	9,041	865
*	Henry Schein Inc.	8,481	857
*	Waters Corp.	8,071	798
*	CareFusion Corp.	21,848	783
*	Edwards Lifesciences Corp.	10,957	771
*	Varian Medical Systems Inc.	10,802	761
*	Hospira Inc.	16,312	637
	Universal Health
	Services Inc. Class B	8,784	595
	DENTSPLY International Inc.	13,927	585
	Patterson Cos. Inc.	8,382	334
	Mallinckrodt plc	5,801	253
			177,719
Industrials (7.6%)
	Union Pacific Corp.	46,302	7,109
	Caterpillar Inc.	64,245	5,303
	Accenture plc Class A	63,984	4,623
	Automatic Data
	Processing Inc.	48,089	3,422
	FedEx Corp.	29,178	3,132
	Deere & Co.	36,222	3,030
	Illinois Tool Works Inc.	39,980	2,857
	CSX Corp.	100,493	2,473
	Norfolk Southern Corp.	31,007	2,237
	PACCAR Inc.	34,828	1,867
	Waste Management Inc.	46,021	1,861

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Ingersoll-Rand plc	28,968	1,713
	Agilent Technologies Inc.	33,735	1,573
	WW Grainger Inc.	5,891	1,457
	Sherwin-Williams Co.	8,330	1,436
	Rockwell Automation Inc.	13,751	1,337
*	Fiserv Inc.	13,022	1,254
	Pentair Ltd.	19,990	1,202
	Xerox Corp.	119,579	1,193
	Kansas City Southern	10,832	1,142
*	Alliance Data Systems Corp.	4,945	968
	CH Robinson Worldwide Inc.	15,762	896
	ADT Corp.	21,316	849
	Pall Corp.	10,980	759
	Masco Corp.	35,822	678
	JB Hunt Transport
	Services Inc.	9,271	667
	MeadWestvaco Corp.	17,483	627
	Vulcan Materials Co.	12,827	613
	Fortune Brands Home &
	Security Inc.	16,413	605
	Sealed Air Corp.	19,150	544
*	Avnet Inc.	13,527	522
	Manpowergroup Inc.	7,610	493
	MDU Resources Group Inc.	18,301	489
*	Arrow Electronics Inc.	10,303	478
*	Owens-Illinois Inc.	16,274	462
	Robert Half International Inc.	13,058	461
	Xylem Inc.	18,267	453
	Total System Services Inc.	15,445	427
	Iron Mountain Inc.	16,392	423
	Bemis Co. Inc.	10,099	402
	Broadridge Financial
	Solutions Inc.	12,300	366
	Ryder System Inc.	5,249	292
	Molex Inc.	6,675	194
	Molex Inc. Class A	7,729	190
	CNH Global NV	2,827	130
			63,209
Oil & Gas (5.7%)
	Schlumberger Ltd.	131,300	10,627
	Occidental Petroleum Corp.	79,738	7,034
	Anadarko Petroleum Corp.	49,405	4,517
	Halliburton Co.	91,326	4,384
	Apache Corp.	38,479	3,297
	Williams Cos. Inc.	67,082	2,431
	Marathon Oil Corp.	69,331	2,387
	Devon Energy Corp.	39,802	2,272
	Baker Hughes Inc.	43,500	2,022
	Chesapeake Energy Corp.	65,029	1,678
*	Southwestern Energy Co.	34,228	1,307
*	FMC Technologies Inc.	23,449	1,258
	EQT Corp.	14,530	1,245
	Noble Corp.	24,581	914
*	Denbury Resources Inc.	36,878	638

*	Rowan Cos. plc Class A	12,127	430
*	WPX Energy Inc.	19,360	361
*	Newfield Exploration Co.	13,551	323
			47,125
Technology (12.3%)
*	Google Inc. Class A	26,954	22,827
	QUALCOMM Inc.	170,029	11,270
	Oracle Corp.	350,836	11,178
	EMC Corp.	206,599	5,326
	Hewlett-Packard Co.	193,439	4,321
	Texas Instruments Inc.	109,213	4,172
*	Salesforce.com Inc.	52,460	2,577
*	Yahoo! Inc.	94,874	2,573
*	Adobe Systems Inc.	49,441	2,262
*	Cognizant Technology
	Solutions Corp. Class A	29,695	2,177
	Corning Inc.	146,542	2,057
	Applied Materials Inc.	117,334	1,761
	Symantec Corp.	67,831	1,737
	Intuit Inc.	26,922	1,710
*	Micron Technology Inc.	100,700	1,367
*	Cerner Corp.	28,716	1,323
	SanDisk Corp.	23,667	1,306
	Western Digital Corp.	21,007	1,302
*	Citrix Systems Inc.	18,132	1,283
	Broadcom Corp. Class A	50,569	1,277
	Seagate Technology plc	31,213	1,196
	Xilinx Inc.	25,662	1,114
	Altera Corp.	31,246	1,099
	CA Inc.	33,229	972
*	Teradata Corp.	16,147	946
*	Juniper Networks Inc.	49,408	934
*	Red Hat Inc.	18,473	933
	Avago Technologies Ltd.
	Class A	23,914	921
	KLA-Tencor Corp.	16,143	890
*	Check Point Software
	Technologies Ltd.	14,763	828
	NVIDIA Corp.	55,106	813
*	Autodesk Inc.	22,095	812
*	Akamai Technologies Inc.	16,804	773
*	Lam Research Corp.	16,012	747
*	VeriSign Inc.	14,725	707
*	F5 Networks Inc.	7,871	656
*	BMC Software Inc.	14,120	650
*	VMware Inc. Class A	7,259	611
*	NCR Corp.	16,208	577
*	Synopsys Inc.	14,988	543
*	Nuance
	Communications Inc.	25,219	481
	Garmin Ltd.	10,882	444
*	LSI Corp.	54,245	402
	DST Systems Inc.	3,205	229
			102,084

FTSE Social Index Fund

		Market
		Value
	Shares	($000)
Telecommunications (0.2%)
Sprint Corp.	81,561	547
Windstream Corp.	58,693	474
Frontier
Communications Corp.	96,723	419
		1,440
Utilities (1.4%)
Spectra Energy Corp.	65,542	2,170
Consolidated Edison Inc.	28,643	1,611
Northeast Utilities	30,517	1,250
ONEOK Inc.	20,005	1,029
CenterPoint Energy Inc.	41,750	957
Wisconsin Energy Corp.	22,871	939
NiSource Inc.	30,614	896
* Calpine Corp.	37,445	724
American Water
Works Co. Inc.	17,429	710
Alliant Energy Corp.	11,013	546
Pepco Holdings Inc.	24,626	467
Questar Corp.	17,118	375
TECO Energy Inc.	21,174	350
		12,024
Total Common Stocks
(Cost $672,980)		828,596
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity
Fund, 0.122%
(Cost $685)	684,756	685
Total Investments (100.0%)
(Cost $673,665)		829,281
Other Assets and Liabilities (0.0%)
Other Assets		23,657
Liabilities		(23,356)
		301
Net Assets (100%)		829,582

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	675,627
Undistributed Net Investment Income	6,735
Accumulated Net Realized Losses	(8,396)
Unrealized Appreciation (Depreciation)	155,616
Net Assets	829,582

Investor Shares—Net Assets
Applicable to 53,784,897 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	553,125
Net Asset Value Per Share—
Investor Shares	$10.28

Institutional Shares—Net Assets
Applicable to 26,856,486 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	276,457
Net Asset Value Per Share—
Institutional Shares	$10.29

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	13,668
Interest[1]	2
Securities Lending	7
Total Income	13,677
Expenses
The Vanguard Group—Note B
Investment Advisory Services	101
Management and Administrative—Investor Shares	1,083
Management and Administrative—Institutional Shares	280
Marketing and Distribution—Investor Shares	87
Marketing and Distribution—Institutional Shares	49
Custodian Fees	54
Auditing Fees	28
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Institutional Shares	8
Trustees’ Fees and Expenses	1
Total Expenses	1,700
Net Investment Income	11,977
Realized Net Gain (Loss) on Investment Securities Sold	40,848
Change in Unrealized Appreciation (Depreciation) of Investment Securities	104,445
Net Increase (Decrease) in Net Assets Resulting from Operations	157,270
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,977	8,316
Realized Net Gain (Loss)	40,848	62,500
Change in Unrealized Appreciation (Depreciation)	104,445	3,464
Net Increase (Decrease) in Net Assets Resulting from Operations	157,270	74,280
Distributions
Net Investment Income
Investor Shares	(6,443)	(4,161)
Institutional Shares	(3,902)	(2,083)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(10,345)	(6,244)
Capital Share Transactions
Investor Shares	78,528	(10,959)
Institutional Shares	23,215	24,113
Net Increase (Decrease) from Capital Share Transactions	101,743	13,154
Total Increase (Decrease)	248,668	81,190
Net Assets
Beginning of Period	580,914	499,724
End of Period[1]	829,582	580,914
1 Net Assets—End of Period includes undistributed net investment income of $6,735,000 and $5,103,000.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$8.30	$7.31	$6.27	$6.20	$7.76
Investment Operations
Net Investment Income	.153	.117	.084	.061	.080
Net Realized and Unrealized Gain (Loss)
on Investments	1.969	. 962	1.016	. 077	(1.522)
Total from Investment Operations	2.122	1.079	1.100	.138	(1.442)
Distributions
Dividends from Net Investment Income	(.142)	(. 089)	(. 060)	(. 068)	(.118)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.142)	(. 089)	(. 060)	(. 068)	(.118)
Net Asset Value, End of Period	$10.28	$8.30	$7.31	$6.27	$6.20

Total Return[1]	25.90%	14.94%	17.52%	2.18%	-18.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$553	$379	$344	$306	$304
Ratio of Total Expenses to Average Net Assets	0.28%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.50%	1.10%	0.91%	1.50%
Portfolio Turnover Rate	29%	45%	11%	35%	30%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$8.31	$7.32	$6.27	$6.20	$7.77
Investment Operations
Net Investment Income	.163	.128	.095	.070	.087
Net Realized and Unrealized Gain (Loss)
on Investments	1.971	.960	1.025	.075	(1.528)
Total from Investment Operations	2.134	1.088	1.120	.145	(1.441)
Distributions
Dividends from Net Investment Income	(.154)	(.098)	(.070)	(.075)	(.129)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.154)	(.098)	(.070)	(.075)	(.129)
Net Asset Value, End of Period	$10.29	$8.31	$7.32	$6.27	$6.20

Total Return	26.05%	15.06%	17.84%	2.29%	-18.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$276	$202	$155	$128	$104
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.75%	1.63%	1.23%	1.04%	1.63%
Portfolio Turnover Rate	29%	45%	11%	35%	30%

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

FTSE Social Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $102,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2013, the fund had $7,545,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $40,892,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $8,331,000 to offset future net capital gains through August 31, 2019.

At August 31, 2013, the cost of investment securities for tax purposes was $673,710,000. Net unrealized appreciation of investment securities for tax purposes was $155,571,000, consisting of unrealized gains of $184,744,000 on securities that had risen in value since their purchase and $29,173,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $310,465,000 of investment securities and sold $207,556,000 of investment securities, other than temporary cash investments.

FTSE Social Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	167,216	17,268	55,917	7,102
Issued in Lieu of Cash Distributions	5,980	696	3,880	537
Redeemed	(94,668)	(9,890)	(70,756)	(9,041)
Net Increase (Decrease) —Investor Shares	78,528	8,074	(10,959)	(1,402)
Institutional Shares
Issued	103,413	10,702	37,915	4,818
Issued in Lieu of Cash Distributions	2,885	336	1,436	199
Redeemed	(83,083)	(8,450)	(15,238)	(1,965)
Net Increase (Decrease) —Institutional Shares	23,215	2,588	24,113	3,052

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard FTSE Social Index Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2013

Special 2013 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $10,345,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Fund Investor Shares
Periods Ended August 31, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	25.90%	7.31%	5.54%
Returns After Taxes on Distributions	25.60	7.08	5.33
Returns After Taxes on Distributions and Sale of Fund Shares	15.12	5.76	4.48

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,108.95	$1.49
Institutional Shares	1,000.00	1,110.03	0.85
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.79	$1.43
Institutional Shares	1,000.00	1,024.40	0.82

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Social Index: Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
Independent Trustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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All comparative mutual fund data are from Lipper, a	or representation either as to the results to be obtained
Thomson Reuters Company, or Morningstar, Inc., unless	from the Product or the suitability of the Index for the
otherwise noted.	purpose to which it is being put by Vanguard.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102013

Annual Report | August 31, 2013

Vanguard U.S. Sector Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	6
Consumer Staples Index Fund	16
Energy Index Fund	25
Financials Index Fund	35
Health Care Index Fund	46
Industrials Index Fund	56
Information Technology Index Fund	67
Materials Index Fund	78
Telecommunication Services Index Fund	88
Utilities Index Fund	97
Your Fund’s After-Tax Returns	106
About Your Fund’s Expenses	108
Trustees Approve Advisory Arrangement	110
Glossary	111

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel.
The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

Admiral™ Shares[1] and ETF Shares[2]

Total
Returns
Vanguard Consumer Discretionary
Index Fund	30.45%
Vanguard Consumer Discretionary ETF
Market Price	30.43
Net Asset Value	30.47
MSCI US IMI/Consumer Discretionary 25/50	30.65
Consumer Services Funds Average[3]	26.61

Vanguard Consumer Staples Index Fund	16.44%
Vanguard Consumer Staples ETF
Market Price	16.31
Net Asset Value	16.43
MSCI US IMI/Consumer Staples 25/50	16.60
Consumer Goods Funds Average[3]	17.28

Vanguard Energy Index Fund	14.86%
Vanguard Energy ETF
Market Price	14.80
Net Asset Value	14.85
MSCI US IMI/Energy 25/50	15.00
Natural Resources Funds Average[3]	14.91

Vanguard Financials Index Fund	27.13%
Vanguard Financials ETF
Market Price	26.97
Net Asset Value	27.10
MSCI US IMI/Financials 25/50	27.21
Financial Services Funds Average[3]	27.27

Vanguard Health Care Index Fund	30.00%
Vanguard Health Care ETF
Market Price	29.89
Net Asset Value	30.01
MSCI US IMI/Health Care 25/50	30.17
Health/Biotechnology Funds Average[3]	33.79

Vanguard Industrials Index Fund	26.70%
Vanguard Industrials ETF
Market Price	26.59
Net Asset Value	26.69
MSCI US IMI/Industrials 25/50	26.81
Industrials Funds Average[3]	25.28

Total
Returns
Vanguard Information Technology
Index Fund	8.24%
Vanguard Information Technology ETF
Market Price	8.23
Net Asset Value	8.23
MSCI US IMI/Information Technology 20/50	8.38
Science and Technology Funds Average[3]	16.31

Vanguard Materials Index Fund	16.12%
Vanguard Materials ETF
Market Price	16.05
Net Asset Value	16.08
MSCI US IMI/Materials 25/50	16.21
Basic Materials Funds Average[3]	5.00

Vanguard Telecommunication Services
Index Fund	14.80%
Vanguard Telecommunication Services ETF
Market Price	14.76
Net Asset Value	14.78
MSCI US IMI/Telecommunication
Services 25/50	14.64
Telecommunication Funds Average[3]	13.19

Vanguard Utilities Index Fund	8.83%
Vanguard Utilities ETF
Market Price	8.79
Net Asset Value	8.82
MSCI US IMI/Utilities 25/50	8.98
Utility Funds Average[3]	10.53

MSCI US IMI/2500	20.12%

1 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
2 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and
Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the MSCI® US Investable Market 2500 Index.

1

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market rose through most of the 2013 fiscal year, a reflection of increasing investor confidence and modest improvement in the economy. Each of the Vanguard U.S. Sector Index Funds tightly tracked its target benchmark during the 12 months ended August 31.

The gains were broadly based, coming from all industry sectors. Four of the ten funds exceeded the roughly 20% rise of the broad stock market: Consumer discretionary, health care, financial, and industrial stocks posted returns above 25%. Even the stragglers––utilities and information technology––came close to the double-digit level.

If you hold fund shares in a taxable account, you may wish to review the after-tax returns that appear later in this report.

Stocks posted robust results despite setbacks at the finish

U.S. stocks achieved their 12-month gain of about 20% despite slipping in June and August. Through most of the fiscal year, stocks surged as the economy continued to show modest growth and investors appeared more receptive to risk.

Much of the market’s recent weakness stemmed from fear that the Federal Reserve would begin scaling back its stimulative bond-buying program. Heightened strife in the Middle East also contributed to anxiety in global markets.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks overall were virtually flat as economic growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign debt analyst in Vanguard’s Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Bond returns turned negative amid worry about the Fed’s next move

Bonds, which maintained slightly positive returns through the first eight months of the period, reversed course in May and then continued to retreat as investors anticipated reductions in the Fed’s bond-buying program.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2013
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	–2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	–3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

2

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. (Bond yields and prices move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year.

Returns for money markets and savings accounts were minuscule as the Fed kept its target for short-term interest rates at 0%–0.25%.

Consumer discretionary, health care set the pace as every sector rose

No sector was left stranded during the market’s robust rise over the fiscal year as the economy continued to slowly find its footing. Still, even with all ten sectors on the same side of the ledger, there were large gaps between the best and worst performers.

Consumer discretionary stocks, considered cyclical and economically sensitive, were at the front of the field with a return of more than 30%. Consumer confidence climbed notably over the year, and shoppers pursued a wide variety of goods. Specialty and internet retailers, restaurants, movie and entertainment companies, and automobile manufacturers all profited from the rise in spending. The housing market’s continued rebound helped large home improvement stores.

Right behind the consumer discretionary sector was health care, also returning about 30%. Pharmaceutical and biotechnology companies have benefited from improving product pipelines and expanding international markets, and managed-care firms from growing memberships. Experts expect demand for health care products and services to keep rising as the U.S. population ages.

Financial and industrial stocks, two sectors sometimes seen as gauges for the health of the U.S. economy, also exceeded the broad stock market with returns of about 27% apiece. Both benefited from the economy’s improvement and particularly from the strengthening of the housing market. Within the financial sector, diversified financial services giants, insurance companies, asset managers, and banks were among the leaders. The top contributors in industrials included aerospace and defense companies, manufacturers, industrial conglomerates, and transportation firms.

Although they didn’t keep pace with the broad U.S. stock market, the consumer staples, materials, energy, and telecommunications sectors still delivered strong returns that ranged from nearly 15% to more than 16%. The utilities and information technology sectors returned about 9% and 8%, respectively.

Expense Ratios
Your Fund Compared With Its Peer Group

	Admiral	ETF	Peer Group
	Shares	Shares	Average
Consumer Discretionary Index Fund	0.14%	0.14%	1.16%
Consumer Staples Index Fund	0.14	0.14	1.11
Energy Index Fund	0.14	0.14	1.43
Financials Index Fund	0.19	0.19	1.30
Health Care Index Fund	0.14	0.14	1.35
Industrials Index Fund	0.14	0.14	0.95
Information Technology Index Fund	0.14	0.14	1.49
Materials Index Fund	0.14	0.14	0.91
Telecommunication Services Index Fund	0.14	0.14	1.33
Utilities Index Fund	0.14	0.14	1.20

The fund expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the fund expense ratios were: for the Consumer Discretionary Index Fund, 0.14% for
Admiral Shares and 0.14% for ETF Shares; for the Consumer Staples Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares;
for the Energy Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Financials Index Fund, 0.14% for Admiral Shares
and 0.14% for ETF Shares; for the Health Care Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Industrials Index
Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Information Technology Index Fund, 0.14% for Admiral Shares and
0.14% for ETF Shares; for the Materials Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Telecommunication
Services Index Fund, 0.14% for Admiral Shares and 0.14% for ETF Shares; for the Utilities Index Fund, 0.14% for Admiral Shares and
0.14% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups are: for the Consumer Discretionary Index Fund, Consumer Services Funds; for the Consumer Staples Index Fund, Consumer
Goods Funds; for the Energy Index Fund, National Resources Funds; for the Financials Index Fund, Financial Services Funds; for the
Health Care Index Fund, Health/Biotechnology Funds; for the Industrials Index Fund, Industrials Funds; for the Information Technology
Index Fund, Science and Technology Funds; for the Materials Index Fund, Basic Materials Funds; for the Telecommunication Services
Index Fund, Telecommunication Funds; for the Utilities Index Fund, Utility Funds.

A note on expense ratios
The Fund Profiles that follow this
letter display fund expense ratios
from the most recent prospectus.
These figures include the funds’
actual operating expenses. The
figures for the Financials Index Fund
also include “acquired fund fees and
expenses,” which result from the
fund’s holdings in business
development companies (BDCs).

Although the Securities and Exchange
Commission requires that BDC costs
be included in a fund’s expense ratio,
these fees are not incurred by the
fund. They have no impact on a
fund’s total return or on its tracking
error relative to an index. A footnote
to the Expense Ratio entry in the
Fund Profile reports the fund’s actual
expenses for the period, a more
relevant tally of operating costs
incurred by shareholders.

3

Total Returns
Inception Through August 31, 2013
Average
Annual Return
Consumer Discretionary Index Fund Admiral Shares (Returns since inception: 7/14/2005)	8.03%
Spliced US IMI/Consumer Discretionary 25/50	8.19
Consumer Services Funds Average	6.90
Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Consumer Staples Index Fund Admiral Shares (Returns since inception: 1/30/2004)	9.69%
Spliced US IMI/Consumer Staples 25/50	9.70
Consumer Goods Funds Average	8.61
Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Energy Index Fund Admiral Shares (Returns since inception: 10/7/2004)	10.86%
Spliced US IMI/Energy 25/50	10.67
Natural Resources Funds Average	9.52
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Financials Index Fund Admiral Shares (Returns since inception: 2/4/2004)	–0.16%
Spliced US IMI/Financials 25/50	–0.08
Financial Services Funds Average	0.20
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Health Care Index Fund Admiral Shares (Returns since inception: 2/5/2004)	7.61%
Spliced US IMI/Health Care 25/50	7.83
Health/Biotechnology Funds Average	8.81
Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Industrials Index Fund Admiral Shares (Returns since inception: 5/8/2006)	4.96%
Spliced US IMI/Industrials 25/50	5.11
Industrials Funds Average	3.91
Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Information Technology Index Fund Admiral Shares (Returns since inception: 3/25/2004)	6.44%
Spliced US IMI/Information Technology 25/50	6.65
Science and Technology Funds Average	6.11
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Materials Index Fund Admiral Shares (Returns since inception: 2/11/2004)	8.11%
Spliced US IMI/Materials 25/50	8.25
Basic Materials Funds Average	6.68
Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Telecommunication Services Index Fund Admiral Shares (Returns since inception: 3/11/2005)	7.61%
Spliced US IMI/Telecommunication Services 25/50	6.89
Telecommunication Funds Average	4.12
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Utilities Index Fund Admiral Shares (Returns since inception: 4/28/2004)	9.05%
Spliced US IMI/Utilities 25/50	9.28
Utility Funds Average	8.36
Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Both energy and materials stocks can be quite cyclical. Rising crude oil and natural gas prices had a mixed effect on returns in the energy sector. Higher prices tend to help exploration and production companies and to hurt refiners, and integrated companies must navigate both ends of the business. In materials, strong performances by chemical, packaging, paper products, and construction materials firms offset commodity-related weakness in the metals and mining industries.

Telecom, utilities, and consumer staples stocks, often viewed as defensive holdings in periods of uncertainty, traditionally lag the broad market during major upswings. The technology sector is in transition as the growth of tablets and smartphones siphons personal computer sales. At the same time, investors wonder whether some firms in the mobile-device arena can sustain their high-flying growth in the face of increased competition.

A diverse mix of index funds can build a solid portfolio

As you know, index funds seek to capture the return of the market they track, minus only their operating expenses, which—at least at Vanguard—are typically very low. The funds do so by investing in an entire market or by relying on a sophisticated market sampling technique.

In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform their benchmarks. As we show in The Case for Index Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I used the word “typically” because we believe that some actively managed funds, including Vanguard’s, can increase the odds of outperforming benchmarks over the long term. As demonstrated in a companion paper, The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? (also at vanguard.com/research), the most

4

reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. And, as the paper’s title implies, finding talented advisors is a key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors should expect, and be comfortable with, the extended periods of underperformance that actively managed funds can undergo. The challenges of active investing, conversely, point to the potential benefits of indexing. Well-run index funds offer you virtually the market return, year in and year out. In a portfolio that is diversified within asset classes, and balanced among them, low-cost sector index funds can play a valuable role in a sound investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2013

Your Fund’s Performance at a Glance
August 31, 2012–August 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$37.62	$48.34	$0.600	$0.000
ETF Shares	72.65	93.38	1.152	0.000
Consumer Staples Index Fund
Admiral Shares	$44.44	$50.28	$1.279	$0.000
ETF Shares	90.12	101.97	2.591	0.000
Energy Index Fund
Admiral Shares	$51.63	$58.18	$0.997	$0.000
ETF Shares	103.35	116.47	1.994	0.000
Financials Index Fund
Admiral Shares	$16.05	$19.95	$0.402	$0.000
ETF Shares	32.03	39.80	0.802	0.000
Health Care Index Fund
Admiral Shares	$35.18	$44.99	$0.601	$0.000
ETF Shares	70.32	89.94	1.198	0.000
Industrials Index Fund
Admiral Shares	$34.84	$43.24	$0.762	$0.000
ETF Shares	67.82	84.17	1.488	0.000
Information Technology Index Fund
Admiral Shares	$37.17	$39.75	$0.434	$0.000
ETF Shares	72.58	77.63	0.833	0.000
Materials Index Fund
Admiral Shares	$40.66	$46.34	$0.798	$0.000
ETF Shares	79.81	90.94	1.571	0.000
Telecommunication Services Index Fund
Admiral Shares	$36.09	$40.02	$1.260	$0.000
ETF Shares	70.82	78.54	2.469	0.000
Utilities Index Fund
Admiral Shares	$38.99	$40.80	$1.557	$0.000
ETF Shares	77.69	81.32	3.088	0.000

5

Consumer Discretionary Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VCDAX	VCR
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.19%	1.19%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Discretionary	US IMI/
	Fund	25/50	2500
Number of Stocks	375	374	2,484
Median Market Cap	$31.2B	$31.2B	$40.6B
Price/Earnings Ratio	20.4x	20.4x	18.7x
Price/Book Ratio	3.9x	3.9x	2.4x
Return on Equity	17.6	17.6	16.7
Earnings Growth Rate	16.0%	16.0%	11.1%
Dividend Yield	1.3%	1.3%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer
	Discretionary	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.90
Beta	1.00	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Advertising	1.2%
Apparel Retail	5.3
Apparel, Accessories & Luxury Goods	4.0
Auto Parts & Equipment	4.2
Automobile Manufacturers	4.4
Automotive Retail	2.5
Broadcasting	3.0
Cable & Satellite	10.2
Casinos & Gaming	2.6
Department Stores	1.9
Distributors	1.0
Footwear	2.3
General Merchandise Stores	3.3
Home Improvement Retail	7.0
Homebuilding	1.4
Homefurnishing Retail	1.2
Hotels, Resorts & Cruise Lines	2.4
Internet Retail	8.6
Leisure Products	1.4
Movies & Entertainment	11.8
Publishing	1.1
Restaurants	10.3
Specialized Consumer Services	1.0
Specialty Stores	3.0
Other Consumer Discretionary	4.9

Ten Largest Holdings (% of total net assets)

Comcast Corp.	Cable & Satellite	4.7%
Home Depot Inc.	Home Improvement Retail	4.7
Walt Disney Co.	Movies & Entertainment	4.5
Amazon.com Inc.	Internet Retail	4.4
McDonald’s Corp.	Restaurants	4.1
Twenty-First	Movies &
Century Fox Inc.	Entertainment	2.6
Ford Motor Co.	Automobile Manufacturers	2.5
Time Warner Inc.	Movies & Entertainment	2.4
Starbucks Corp.	Restaurants	2.3
Lowe’s Cos. Inc.	Home Improvement Retail	2.1
Top Ten		34.3%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.

6

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(1/26/2004)	Investment
Consumer Discretionary Index Fund
ETF Shares Net Asset Value	30.47%	15.73%	7.84%	$20,631
Consumer Discretionary Index Fund
ETF Shares Market Price	30.43	15.74	7.84	20,635
Spliced US IMI/Consumer Discretionary 25/50	30.65	15.88	7.99	20,909
Consumer Services Funds Average	26.61	12.80	6.77	18,745
MSCI US IMI/2500	20.12	7.78	6.51	18,320

For a benchmark description, see the Glossary.
Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(7/14/2005)	Investment
Consumer Discretionary Index Fund Admiral Shares	30.45%	15.72%	8.03%	$187,402
Spliced US IMI/Consumer Discretionary 25/50	30.65	15.88	8.19	171,979
MSCI US IMI/2500	20.12	7.78	6.35	165,033
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

7

Consumer Discretionary Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2013

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2013
			Since
			Inception
	One Year	Five Years	(1/26/2004)
Consumer Discretionary Index Fund ETF Shares Market Price	30.43%	107.70%	106.35%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	30.47	107.62	106.31
Spliced US IMI/Consumer Discretionary 25/50	30.65	108.94	109.09
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		33.18%	16.80%	7.69%
Net Asset Value		33.09	16.78	7.69
Admiral Shares	7/14/2005	33.09	16.77	7.86

See Financial Highlights for dividend and capital gains information.

8

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Auto Components (4.5%)
	Johnson Controls Inc.	317,411	12,865
	Delphi Automotive plc	137,576	7,569
	BorgWarner Inc.	53,466	5,164
*	TRW Automotive Holdings
	Corp.	54,307	3,751
	Autoliv Inc.	44,184	3,578
	Lear Corp.	42,745	2,939
*	Goodyear Tire & Rubber Co. 113,654		2,287
	Gentex Corp./MI	66,040	1,488
*	Visteon Corp.	20,735	1,485
	Dana Holding Corp.	68,177	1,429
*	Tenneco Inc.	28,211	1,301
	Cooper Tire & Rubber Co.	27,658	883
	Dorman Products Inc.	13,363	671
*	American Axle &
	Manufacturing Holdings
	Inc.	32,045	616
	Allison Transmission
	Holdings Inc.	25,134	566
	Drew Industries Inc.	10,166	427
	Standard Motor Products
	Inc.	9,326	286
*	Modine Manufacturing Co.	21,476	280
*	Federal-Mogul Corp.	18,000	275
*	Gentherm Inc.	15,503	259
	Superior Industries
	International Inc.	10,523	183
*	Stoneridge Inc.	12,121	151
*	Tower International Inc.	6,645	136
*	Fuel Systems Solutions Inc.	6,534	124
			48,713
Automobiles (5.0%)
	Ford Motor Co.	1,700,799	27,536
*	General Motors Co.	350,316	11,939
*	Tesla Motors Inc.	38,515	6,509
	Harley-Davidson Inc.	103,776	6,225
	Thor Industries Inc.	21,064	1,079
*	Winnebago Industries Inc.	12,857	286
			53,574
Distributors (1.0%)
	Genuine Parts Co.	71,811	5,530
*	LKQ Corp.	138,367	4,046
	Pool Corp.	21,635	1,127
	Core-Mark Holding Co. Inc.	5,286	333
	Weyco Group Inc.	2,952	74
			11,110
Diversified Consumer Services (1.4%)
	H&R Block Inc.	126,234	3,523
	Service Corp. International/
	US	97,965	1,771
	Sotheby’s	31,350	1,446
*	Apollo Group Inc. Class A	47,497	882
	Outerwall Inc.	13,189	820
	DeVry Inc.	25,879	777
	Hillenbrand Inc.	29,608	733

*	Grand Canyon Education Inc.	20,035	691
	Matthews International Corp.
	Class A	13,047	482
	Stewart Enterprises Inc.
	Class A	36,522	478
	Weight Watchers
	International Inc.	13,024	468
*	K12 Inc.	11,955	434
*	Ascent Capital Group Inc.
	Class A	5,517	407
	Regis Corp.	25,560	403
*	Steiner Leisure Ltd.	6,038	337
*	American Public Education
	Inc.	7,556	302
*	Capella Education Co.	5,525	300
*	LifeLock Inc.	19,631	248
*	ITT Educational Services Inc.	7,903	228
	Strayer Education Inc.	5,136	205
*	Bridgepoint Education Inc.	9,689	160
	Universal Technical
	Institute Inc.	9,801	104
*	Corinthian Colleges Inc.	34,865	77
*	Career Education Corp.	23,602	62
			15,338
Hotels, Restaurants & Leisure (15.6%)
	McDonald’s Corp.	464,828	43,861
	Starbucks Corp.	347,381	24,497
	Yum! Brands Inc.	208,461	14,596
	Las Vegas Sands Corp.	191,077	10,767
	Carnival Corp.	178,824	6,454
*	Chipotle Mexican Grill Inc.
	Class A	14,304	5,838
	Starwood Hotels & Resorts
	Worldwide Inc.	90,202	5,767
	Wynn Resorts Ltd.	37,501	5,289
	Marriott International Inc./
	DE Class A	113,752	4,549
	Wyndham Worldwide Corp.	63,026	3,741
*	MGM Resorts International	181,378	3,209
	Darden Restaurants Inc.	60,547	2,798
	Royal Caribbean Cruises Ltd.	71,175	2,611
	International Game
	Technology	120,625	2,279
*	Panera Bread Co. Class A	13,068	2,143
	Dunkin’ Brands Group Inc.	49,467	2,131
*	Penn National Gaming Inc.	30,946	1,627
	Domino’s Pizza Inc.	26,110	1,604
	Brinker International Inc.	32,792	1,311
*	Bally Technologies Inc.	17,846	1,287
	Vail Resorts Inc.	16,737	1,138
	Six Flags Entertainment
	Corp.	33,206	1,096
	Wendy’s Co.	137,520	1,040
	Cheesecake Factory Inc.	23,327	974
*	Life Time Fitness Inc.	19,139	957
	Cracker Barrel Old Country
	Store Inc.	9,621	947
*	Hyatt Hotels Corp. Class A	21,235	922

*	Buffalo Wild Wings Inc.	8,758	910
*	Jack in the Box Inc.	19,621	775
	Texas Roadhouse Inc.
	Class A	28,837	717
*	WMS Industries Inc.	25,463	654
	Bob Evans Farms Inc.	13,149	645
*	Pinnacle Entertainment Inc.	27,059	641
	Burger King Worldwide Inc.	31,853	623
*	SHFL Entertainment Inc.	26,400	601
	Choice Hotels International
	Inc.	15,339	589
*	Krispy Kreme Doughnuts Inc.	27,880	550
*	Papa John’s International Inc. 7,570		516
	Churchill Downs Inc.	6,318	512
*	Orient-Express Hotels Ltd.
	Class A	41,863	507
*	Bloomin’ Brands Inc.	22,187	499
	DineEquity Inc.	7,478	496
*	AFC Enterprises Inc.	11,397	467
*	Marriott Vacations
	Worldwide Corp.	9,634	420
*	Red Robin Gourmet Burgers
	Inc.	6,453	419
*	Boyd Gaming Corp.	33,988	412
*	Sonic Corp.	25,253	403
*	Caesars Entertainment Corp.	18,161	390
	International Speedway Corp.
	Class A	12,527	388
*	BJ’s Restaurants Inc.	11,504	359
	Interval Leisure Group Inc.	15,404	333
	CEC Entertainment Inc.	7,798	316
*	Scientific Games Corp.
	Class A	21,077	301
	Chuy’s Holdings Inc.	6,608	238
*	Denny’s Corp.	41,518	233
*	Biglari Holdings Inc.	517	216
*	Ruby Tuesday Inc.	25,223	183
	Del Frisco’s Restaurant
	Group Inc.	8,265	159
*	Bravo Brio Restaurant Group
	Inc.	8,204	123
	Marcus Corp.	8,948	110
	Speedway Motorsports Inc.	6,067	107
	Einstein Noah Restaurant
	Group Inc.	4,890	78
*	Isle of Capri Casinos Inc.	9,877	74
*	Ignite Restaurant Group Inc.	4,418	66
	Biglari Holdings Inc. Rights
	Exp. 9/16/2013	507	15
			168,478
Household Durables (3.8%)
	Whirlpool Corp.	36,694	4,721
	Newell Rubbermaid Inc.	133,720	3,383
*	Mohawk Industries Inc.	28,616	3,362
	PulteGroup Inc.	161,578	2,487
	DR Horton Inc.	133,755	2,387
	Lennar Corp. Class A	74,334	2,365
*	Toll Brothers Inc.	74,504	2,281

9

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Garmin Ltd.	54,238	2,211
*	Jarden Corp.	49,465	2,124
	Harman International
	Industries Inc.	31,578	2,022
	Tupperware Brands Corp.	24,436	1,974
	Leggett & Platt Inc.	66,793	1,932
*	NVR Inc.	2,205	1,887
*	Tempur Sealy International
	Inc.	27,619	1,064
	Ryland Group Inc.	21,147	736
*	Meritage Homes Corp.	15,617	623
*	Helen of Troy Ltd.	13,761	553
	KB Home	34,398	551
	La-Z-Boy Inc.	24,693	525
	MDC Holdings Inc.	18,632	518
*	Standard Pacific Corp.	68,408	488
*	iRobot Corp.	12,423	406
	Ethan Allen Interiors Inc.	12,427	324
*	Hovnanian Enterprises Inc.
	Class A	52,725	272
	Beazer Homes USA Inc.	12,596	213
*	Libbey Inc.	8,703	206
*	Universal Electronics Inc.	6,810	205
*	M/I Homes Inc.	10,873	204
*	Cavco Industries Inc.	2,780	146
	NACCO Industries Inc.
	Class A	2,200	122
	CSS Industries Inc.	3,793	83
	Blyth Inc.	4,550	42
*	Zagg Inc.	9,112	41
*	Skullcandy Inc.	6,337	34
			40,492
Internet & Catalog Retail (8.7%)
*	Amazon.com Inc.	168,845	47,442
*	priceline.com Inc.	23,936	22,465
*	Netflix Inc.	23,410	6,646
*	Liberty Interactive Corp.
	Class A	231,941	5,237
*	TripAdvisor Inc.	54,485	4,030
	Expedia Inc.	51,294	2,399
*	Liberty Ventures Class A	16,498	1,413
*	Groupon Inc.	122,232	1,242
	HSN Inc.	17,234	928
*	Shutterfly Inc.	17,631	916
*	HomeAway Inc.	15,606	492
*	Overstock.com Inc.	8,156	230
*	Blue Nile Inc.	5,498	199
	Nutrisystem Inc.	11,631	147
	PetMed Express Inc.	9,059	138
*	Orbitz Worldwide Inc.	13,728	131
*	Vitacost.com Inc.	10,171	84
			94,139
Leisure Equipment & Products (1.4%)
	Mattel Inc.	160,062	6,482
	Polaris Industries Inc.	30,326	3,312
	Hasbro Inc.	53,993	2,461
	Brunswick Corp./DE	41,798	1,520
	Sturm Ruger & Co. Inc.	9,046	474
*	Smith & Wesson Holding
	Corp.	29,187	319
	Arctic Cat Inc.	5,906	317
*	LeapFrog Enterprises Inc.	29,582	285
	Callaway Golf Co.	31,951	221
*	Steinway Musical
	Instruments Inc.	3,965	160
	JAKKS Pacific Inc.	9,318	48
			15,599

Media (27.2%)
	Walt Disney Co.	793,200	48,250
	Comcast Corp. Class A	943,956	39,731
	Time Warner Inc.	432,341	26,170
*	Twenty-First Century Fox
	Inc. Class A	749,334	23,477
	Viacom Inc. Class B	201,253	16,012
	Time Warner Cable Inc.	134,985	14,491
*	DIRECTV	246,330	14,331
	CBS Corp. Class B	265,526	13,568
	Comcast Corp.	272,497	11,102
	Omnicom Group Inc.	119,770	7,264
*	Liberty Global plc Class A	93,116	7,233
*	Liberty Media Corp.
	Class A	43,623	5,954
*	Liberty Global plc	73,071	5,373
	Sirius XM Radio Inc.	1,478,165	5,292
*	Discovery
	Communications Inc.
	Class A	67,631	5,242
*	Twenty-First Century Fox
	Inc. Class B	157,357	4,939
	DISH Network Corp.
	Class A	100,195	4,505
*	Charter Communications
	Inc. Class A	28,169	3,420
	Interpublic Group of Cos.
	Inc.	198,523	3,121
*	Discovery
	Communications Inc.	42,652	3,036
	News Corp. Class A	188,376	2,957
	Scripps Networks
	Interactive Inc. Class A	39,273	2,888
	Gannett Co. Inc.	105,688	2,546
*	AMC Networks Inc.
	Class A	26,627	1,650
*	Madison Square Garden
	Co. Class A	27,630	1,608
	Cablevision Systems Corp.
	Class A	88,878	1,576
*	Lamar Advertising Co.
	Class A	36,940	1,554
	Cinemark Holdings Inc.	48,696	1,435
*	Lions Gate Entertainment
	Corp.	37,753	1,322
	Washington Post Co.
	Class B	2,156	1,216
	Starz	44,232	1,104
*	Live Nation Entertainment
	Inc.	64,043	1,080
	John Wiley & Sons Inc.
	Class A	21,907	960
*	DreamWorks Animation
	SKG Inc. Class A	31,474	891
	Sinclair Broadcast Group
	Inc. Class A	34,147	817
	Morningstar Inc.	10,859	815
	Meredith Corp.	16,982	730
	Regal Entertainment
	Group Class A	39,879	713
*	New York Times Co.
	Class A	60,584	675
	News Corp. Class B	40,130	636
	Belo Corp. Class A	43,928	621
	Arbitron Inc.	11,281	531
	Valassis Communications
	Inc.	18,619	513
	National CineMedia Inc.	26,996	485

	Nexstar Broadcasting
	Group Inc. Class A	13,685	459
	Scholastic Corp.	12,440	367
	Loral Space &
	Communications Inc.	5,352	354
*	EW Scripps Co. Class A	14,713	224
	Harte-Hanks Inc.	21,403	178
*	Cumulus Media Inc.
	Class A	35,877	172
*	Digital Generation Inc.	10,490	129
*	Clear Channel Outdoor
	Holdings Inc. Class A	16,719	126
	World Wrestling
	Entertainment Inc.
	Class A	12,574	123
*	Journal Communications
	Inc. Class A	15,187	109
*	McClatchy Co. Class A	25,864	80
*	Entercom Communications
	Corp. Class A	9,031	72
*	ReachLocal Inc.	3,732	41
*	Martha Stewart Living
	Omnimedia Class A	13,151	32
			294,300
Multiline Retail (5.2%)
	Target Corp.	282,656	17,895
	Macy’s Inc.	177,681	7,894
*	Dollar General Corp.	144,045	7,774
*	Dollar Tree Inc.	103,675	5,464
	Kohl’s Corp.	97,630	5,009
	Nordstrom Inc.	72,505	4,041
	Family Dollar Stores Inc.	47,924	3,412
*	JC Penney Co. Inc.	91,572	1,143
	Dillard’s Inc. Class A	12,727	970
*	Big Lots Inc.	27,095	960
*	Saks Inc.	49,200	784
*,^	Sears Holdings Corp.	16,933	749
	Fred’s Inc. Class A	15,501	242
*	Gordmans Stores Inc.	3,859	53
			56,390
Specialty Retail (19.8%)
	Home Depot Inc.	677,292	50,451
	Lowe’s Cos. Inc.	504,874	23,133
	TJX Cos. Inc.	333,968	17,607
*	Bed Bath & Beyond Inc.	101,876	7,512
*	AutoZone Inc.	16,723	7,023
	Ross Stores Inc.	101,738	6,843
	L Brands Inc.	113,949	6,536
*	O’Reilly Automotive Inc.	51,395	6,307
	Gap Inc.	140,101	5,666
*	CarMax Inc.	104,000	4,946
	Tiffany & Co.	59,188	4,564
	Best Buy Co. Inc.	125,894	4,532
	Staples Inc.	307,513	4,278
	Tractor Supply Co.	32,370	3,961
	PetSmart Inc.	45,407	3,198
*	Ulta Salon Cosmetics &
	Fragrance Inc.	28,058	2,784
	GameStop Corp. Class A	54,960	2,760
	Advance Auto Parts Inc.	33,827	2,709
	Signet Jewelers Ltd.	37,337	2,479
	GNC Holdings Inc. Class A	45,458	2,312
	Williams-Sonoma Inc.	40,754	2,299
*	Urban Outfitters Inc.	54,826	2,299
	Foot Locker Inc.	69,545	2,239
	Dick’s Sporting Goods Inc.	46,552	2,160
*	Sally Beauty Holdings Inc.	78,570	2,053
*	Cabela’s Inc.	22,732	1,490
	DSW Inc. Class A	16,693	1,437

10

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Abercrombie & Fitch Co.	36,143	1,276
*	Lumber Liquidators
	Holdings Inc.	12,746	1,267
	Chico’s FAS Inc.	75,134	1,172
	American Eagle Outfitters
	Inc.	80,256	1,161
*	Ascena Retail Group Inc.	61,755	1,008
	Rent-A-Center Inc./TX	26,542	996
	Pier 1 Imports Inc.	44,168	968
	Guess? Inc.	29,738	907
	Aaron’s Inc.	33,450	906
*	CST Brands Inc.	28,315	835
	Men’s Wearhouse Inc.	22,007	829
	Group 1 Automotive Inc.	10,769	826
	Penske Automotive Group
	Inc.	20,577	803
*	Express Inc.	38,258	803
*	AutoNation Inc.	16,960	793
*	Conn’s Inc.	11,713	780
*	ANN Inc.	21,615	750
	Lithia Motors Inc. Class A	10,836	711
	Buckle Inc.	13,589	704
*	Genesco Inc.	11,026	680
*	Five Below Inc.	17,260	634
*	Asbury Automotive Group
	Inc.	12,909	634
*	Select Comfort Corp.	25,328	626
*	Hibbett Sports Inc.	11,928	618
	Monro Muffler Brake Inc.	13,854	613
*	Vitamin Shoppe Inc.	13,775	580
*	Children’s Place Retail
	Stores Inc.	10,653	567
*	Jos A Bank Clothiers Inc.	13,056	519
*	Office Depot Inc.	117,142	491
	Finish Line Inc. Class A	22,447	471
*	Francesca’s Holdings Corp.	18,891	456
	OfficeMax Inc.	40,720	443
	Brown Shoe Co. Inc.	18,697	419
	Sonic Automotive Inc.
	Class A	17,940	391
	Tile Shop Holdings Inc.	12,876	342
	Cato Corp. Class A	12,369	311
*	Aeropostale Inc.	35,878	292
	Stage Stores Inc.	15,210	283
*	rue21 inc	6,911	282
*	Zumiez Inc.	10,476	280
*	Mattress Firm Holding Corp.	6,389	263
*	Pep Boys-Manny Moe &
	Jack	22,953	258
	Haverty Furniture Cos. Inc.	9,575	232
*	Barnes & Noble Inc.	16,326	223
	Shoe Carnival Inc.	6,217	158

*	America’s Car-Mart Inc./TX	3,694	151
	Stein Mart Inc.	12,136	147
*	RadioShack Corp.	42,955	140
*	Wet Seal Inc. Class A	37,948	139
*	Kirkland’s Inc.	7,044	137
	Destination Maternity Corp.	4,919	137
*	Sears Hometown and Outlet
	Stores Inc.	4,186	134
*	hhgregg Inc.	6,725	122
	Big 5 Sporting Goods Corp.	6,608	111
*	Citi Trends Inc.	6,700	109
	bebe stores inc	16,137	93
*	West Marine Inc.	7,647	87
*	New York & Co. Inc.	17,081	84
	Winmark Corp.	1,019	74
*	Tilly’s Inc. Class A	4,644	64
	Systemax Inc.	5,543	50
*	Body Central Corp.	6,680	40
			213,958
Textiles, Apparel & Luxury Goods (6.3%)
	NIKE Inc. Class B	331,565	20,829
	VF Corp.	40,618	7,604
	Coach Inc.	130,166	6,874
	PVH Corp.	37,583	4,839
	Ralph Lauren Corp. Class A	28,286	4,679
*	Lululemon Athletica Inc.	46,931	3,325
*	Fossil Group Inc.	24,531	2,849
	Hanesbrands Inc.	45,692	2,718
*	Under Armour Inc. Class A	37,098	2,695
	Carter’s Inc.	24,725	1,821
*	Fifth & Pacific Cos. Inc.	55,584	1,325
	Wolverine World Wide Inc.	23,329	1,312
*	Steven Madden Ltd.	19,349	1,045
*	Deckers Outdoor Corp.	15,743	925
*	Iconix Brand Group Inc.	26,395	866
*	Skechers U.S.A. Inc. Class A	18,719	575
*	Crocs Inc.	39,852	536
	Jones Group Inc.	35,608	524
	Oxford Industries Inc.	6,781	421
*	Tumi Holdings Inc.	19,912	409
	Movado Group Inc.	9,056	386
*	G-III Apparel Group Ltd.	8,180	375
	Columbia Sportswear Co.	6,453	365
*	Quiksilver Inc.	56,880	282
*	Maidenform Brands Inc.	11,480	269
*	Vera Bradley Inc.	8,782	172
*	Unifi Inc.	6,790	154
	Perry Ellis International Inc.	5,400	99
			68,273
Total Common Stocks
(Cost $858,470)			1,080,364

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market
Liquidity Fund, 0.122%
(Cost $1,586)	1,586,111	1,586
Total Investments (100.1%)
(Cost $860,056)		1,081,950
Other Assets and Liabilities (–0.1%)
Other Assets		7,014
Liabilities[2]		(8,005)
		(991)
Net Assets (100%)		1,080,959

At August 31, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		868,145
Undistributed Net Investment Income		5,850
Accumulated Net Realized Losses		(14,930)
Unrealized Appreciation (Depreciation)		221,894
Net Assets		1,080,959

Admiral Shares—Net Assets
Applicable to 1,298,804 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		62,789
Net Asset Value Per Share—
Admiral Shares		$48.34

ETF Shares—Net Assets
Applicable to 10,903,415 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,018,170
Net Asset Value Per Share—
ETF Shares		$93.38

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $611,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $593,000 of collateral received for securities on loan. The fund received additional collateral of $42,000 on the next business day.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	11,928
Interest[1]	2
Securities Lending	68
Total Income	11,998
Expenses
The Vanguard Group—Note B
Investment Advisory Services	96
Management and Administrative—
Admiral Shares	40
Management and Administrative—
ETF Shares	684
Marketing and Distribution—
Admiral Shares	5
Marketing and Distribution—
ETF Shares	167
Custodian Fees	15
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	25
Trustees’ Fees and Expenses	1
Total Expenses	1,061
Net Investment Income	10,937
Realized Net Gain (Loss) on
Investment Securities Sold	16,353
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	162,618
Net Increase (Decrease) in Net Assets
Resulting from Operations	189,908

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,937	6,413
Realized Net Gain (Loss)	16,353	18,482
Change in Unrealized Appreciation (Depreciation)	162,618	53,854
Net Increase (Decrease) in Net Assets Resulting from Operations	189,908	78,749
Distributions
Net Investment Income
Admiral Shares	(348)	(131)
ETF Shares	(8,873)	(4,779)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(9,221)	(4,910)
Capital Share Transactions
Admiral Shares	35,667	5,695
ETF Shares	315,133	127,384
Net Increase (Decrease) from Capital Share Transactions	350,800	133,079
Total Increase (Decrease)	531,487	206,918
Net Assets
Beginning of Period	549,472	342,554
End of Period[2]	1,080,959	549,472

1 Interest income from an affiliated company of the fund was $2,000.
2 Net Assets—End of Period includes undistributed net investment income of $5,850,000 and $4,134,000.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$37.62	$31.22	$24.76	$21.43	$25.03
Investment Operations
Net Investment Income	. 579.483		.363	.307	.398
Net Realized and Unrealized Gain (Loss)
on Investments	10.741	6.356	6.414	3.251	(3.603)
Total from Investment Operations	11.320	6.839	6.777	3.558	(3.205)
Distributions
Dividends from Net Investment Income	(. 600)	(. 439)	(.317)	(. 228)	(. 395)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 600)	(. 439)	(.317)	(. 228)	(. 395)
Net Asset Value, End of Period	$48.34	$37.62	$31.22	$24.76	$21.43

Total Return[1]	30.45%	22.17%	27.36%	16.62%	–12.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$63	$19	$11.0	$5.3	$1.3
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.48%	1.25%	1.28%	1.58%
Portfolio Turnover Rate[2]	6%	6%	7%	7%	5%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$72.65	$60.29	$47.80	$41.37	$48.38
Investment Operations
Net Investment Income	1.111	.936	.698	. 581.764
Net Realized and Unrealized Gain (Loss)
on Investments	20.771	12.277	12.392	6.286	(6.988)
Total from Investment Operations	21.882	13.213	13.090	6.867	(6.224)
Distributions
Dividends from Net Investment Income	(1.152)	(. 853)	(. 600)	(. 437)	(.786)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.152)	(. 853)	(. 600)	(. 437)	(.786)
Net Asset Value, End of Period	$93.38	$72.65	$60.29	$47.80	$41.37

Total Return	30.47%	22.18%	27.37%	16.62%	–12.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,018	$531	$332	$234	$141
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.48%	1.25%	1.28%	1.61%
Portfolio Turnover Rate[1]	6%	6%	7%	7%	5%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $130,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

14

Consumer Discretionary Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $15,716,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $6,142,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $639,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $14,928,000 to offset future net capital gains of $78,000 through August 31, 2015, $1,527,000 through August 31, 2016, $4,557,000 through August 31, 2017, $7,273,000 through August 31, 2018, and $1,493,000 through August 31, 2019.

At August 31, 2013, the cost of investment securities for tax purposes was $860,057,000. Net unrealized appreciation of investment securities for tax purposes was $221,893,000, consisting of unrealized gains of $237,793,000 on securities that had risen in value since their purchase and $15,900,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $434,342,000 of investment securities and sold $83,173,000 of investment securities, other than temporary cash investments. Purchases and sales include $354,134,000 and $38,582,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	51,053	1,148	9,960	283
Issued in Lieu of Cash Distributions	298	8	110	3
Redeemed[1]	(15,684)	(361)	(4,375)	(128)
Net Increase (Decrease) —Admiral Shares	35,667	795	5,695	158
ETF Shares
Issued	354,303	4,101	174,719	2,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(39,170)	(500)	(47,335)	(700)
Net Increase (Decrease)—ETF Shares	315,133	3,601	127,384	1,800
1 Net of redemption fees for fiscal 2012 of $3,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

At August 31, 2013, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

15

Consumer Staples Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VCSAX	VDC
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	2.54%	2.54%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	113	113	2,484
Median Market Cap	$68.1B	$68.1B	$40.6B
Price/Earnings Ratio	18.9x	18.9x	18.7x
Price/Book Ratio	4.0x	4.0x	2.4x
Return on Equity	21.2%	21.2%	16.7
Earnings Growth Rate	8.1%	8.1%	11.1%
Dividend Yield	2.7%	2.7%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer	MSCI US
	Staples 25/50	IMI/2500
R-Squared	1.00	0.49
Beta	1.00	0.49

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Agricultural Products	2.8%
Distillers & Vintners	1.7
Drug Retail	7.2
Food Distributors	1.7
Food Retail	3.7
Household Products	20.1
Hypermarkets & Supercenters	10.5
Packaged Foods & Meats	16.9
Personal Products	2.8
Soft Drinks	17.7
Tobacco	14.3
Other Consumer Staples	0.6

Ten Largest Holdings (% of total net assets)

Procter & Gamble
Co.	Household Products	12.5%
Coca-Cola Co.	Soft Drinks	8.8
Philip Morris
International Inc.	Tobacco	8.0
Wal-Mart	Hypermarkets &
Stores Inc.	Super Centers	7.4
PepsiCo Inc.	Soft Drinks	7.0
CVS Caremark
Corp.	Drug Retail	4.4
Altria Group Inc.	Tobacco	4.0
Colgate-Palmolive
Co.	Household Products	3.4
Mondelez
International Inc.	Packaged Foods & Meats	3.0
Costco Wholesale	Hypermarkets &
Corp.	Super Centers	3.0
Top Ten		61.5%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.

16

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(1/26/2004)	Investment
Consumer Staples Index Fund
ETF Shares Net Asset Value	16.43%	10.82%	9.64%	$24,187
Consumer Staples Index Fund
ETF Shares Market Price	16.31	10.82	9.64	24,181
Spliced US IMI/Consumer Staples 25/50	16.60	10.71	9.64	24,185
Consumer Goods Funds Average	17.28	10.35	8.55	21,972
MSCI US IMI/2500	20.12	7.78	6.51	18,320

For a benchmark description, see the Glossary.
Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(1/30/2004)	Investment
Consumer Staples Index Fund Admiral Shares	16.44%	10.82%	9.69%	$242,554
Spliced US IMI/Consumer Staples 25/50	16.60	10.71	9.70	242,902
MSCI US IMI/2500	20.12	7.78	6.76	187,256
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

17

Consumer Staples Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2013

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2013
			Since
			Inception
	One Year	Five Years	(1/26/2004)
Consumer Staples Index Fund ETF Shares Market Price	16.31%	67.16%	141.81%
Consumer Staples Index Fund ETF Shares Net Asset Value	16.43	67.18	141.87
Spliced US IMI/Consumer Staples 25/50	16.60	66.35	142.85
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		18.87%	12.11%	9.82%
Net Asset Value		18.74	12.09	9.81
Admiral Shares	1/30/2004	18.78	12.09	9.86

See Financial Highlights for dividend and capital gains information.

18

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Beverages (20.0%)
	Coca-Cola Co.	3,831,663	146,293
	PepsiCo Inc.	1,449,977	115,607
	Coca-Cola Enterprises Inc.	287,769	10,762
	Dr Pepper Snapple Group
	Inc.	224,287	10,039
	Beam Inc.	151,761	9,508
*	Constellation Brands Inc.
	Class A	173,984	9,439
*	Monster Beverage Corp.	158,333	9,087
	Brown-Forman Corp.
	Class B	132,689	8,889
	Molson Coors Brewing Co.
	Class B	164,099	8,006
*	Boston Beer Co. Inc.
	Class A	12,778	2,707
	Coca-Cola Bottling Co.
	Consolidated	13,941	876
	National Beverage Corp.	52,930	847
			332,060
Food & Staples Retailing (23.1%)
	Wal-Mart Stores Inc.	1,681,231	122,696
	CVS Caremark Corp.	1,264,255	73,390
	Costco Wholesale Corp.	437,798	48,976
	Walgreen Co.	886,720	42,625
	Sysco Corp.	603,959	19,339
	Whole Foods Market Inc.	360,354	19,009
	Kroger Co.	513,610	18,798
	Safeway Inc.	266,294	6,897
*	United Natural Foods Inc.	59,489	3,607
*	Rite Aid Corp.	975,938	3,377
	Casey’s General Stores Inc. 48,845		3,221
	Harris Teeter Supermarkets
	Inc.	61,608	3,028
*	Fresh Market Inc.	51,499	2,514
	PriceSmart Inc.	27,661	2,378
*	SUPERVALU Inc.	322,336	2,311
	Andersons Inc.	29,867	1,961
*	Susser Holdings Corp.	29,560	1,410
	Weis Markets Inc.	26,999	1,268
	Spartan Stores Inc.	55,537	1,142
	Nash Finch Co.	42,185	1,031
*	Chefs’ Warehouse Inc.	43,486	1,004
	Ingles Markets Inc. Class A	38,276	956
	Village Super Market Inc.
	Class A	22,996	805
*	Pantry Inc.	65,490	747
	Roundy’s Inc.	24,646	208
*	Natural Grocers by Vitamin
	Cottage Inc.	2,950	114
			382,812
Food Products (19.7%)
	Mondelez International Inc.
	Class A	1,611,889	49,437
	General Mills Inc.	660,390	32,570

	Kraft Foods Group Inc.	537,147	27,808
	Archer-Daniels-Midland Co.	679,116	23,912
	Mead Johnson Nutrition Co. 211,561		15,873
	Kellogg Co.	261,177	15,856
	Hershey Co.	163,767	15,058
	ConAgra Foods Inc.	430,149	14,548
	JM Smucker Co.	117,111	12,430
*	Green Mountain Coffee
	Roasters Inc.	138,748	11,975
	Bunge Ltd.	154,791	11,730
	Tyson Foods Inc. Class A	318,137	9,210
	Campbell Soup Co.	204,381	8,825
	McCormick & Co. Inc./MD	129,899	8,788
	Hormel Foods Corp.	161,928	6,709
	Ingredion Inc.	85,998	5,413
*	Smithfield Foods Inc.	159,170	5,337
	Hillshire Brands Co.	141,440	4,570
	Flowers Foods Inc.	217,082	4,513
*	Hain Celestial Group Inc.	48,875	3,997
*	Darling International Inc.	152,354	3,082
*	TreeHouse Foods Inc.	46,075	2,996
	B&G Foods Inc.	73,278	2,482
*	WhiteWave Foods Co.
	Class A	113,614	2,172
*	Dean Foods Co.	110,508	2,117
*	Post Holdings Inc.	49,119	2,097
	Sanderson Farms Inc.	31,157	2,040
	Lancaster Colony Corp.	27,502	2,029
	Snyders-Lance Inc.	72,793	1,958
	Fresh Del Monte Produce
	Inc.	64,041	1,848
*	Pilgrim’s Pride Corp.	118,791	1,821
	J&J Snack Foods Corp.	23,400	1,800
*	Boulder Brands Inc.	110,826	1,724
*	WhiteWave Foods Co.
	Class B	85,897	1,628
*	Chiquita Brands
	International Inc.	108,327	1,336
	Cal-Maine Foods Inc.	28,796	1,314
*	Dole Food Co. Inc.	89,423	1,227
	Tootsie Roll Industries Inc.	40,111	1,203
*	Diamond Foods Inc.	51,911	1,075
	Calavo Growers Inc.	32,874	814
*	Seneca Foods Corp. Class A	24,636	726
*	Annie’s Inc.	4,128	190
	Seaboard Corp.	42	113
			326,351
Household Products (20.1%)
	Procter & Gamble Co.	2,667,792	207,794
	Colgate-Palmolive Co.	965,034	55,750
	Kimberly-Clark Corp.	397,634	37,171
	Clorox Co.	132,750	10,978
	Church & Dwight Co. Inc.	150,085	8,908
	Energizer Holdings Inc.	69,032	6,822
	Spectrum Brands Holdings
	Inc.	34,592	2,094
	WD-40 Co.	26,667	1,552

*	Central Garden and Pet Co.
	Class A	91,243	571
*	Central Garden and Pet Co.	68,227	441
*	Harbinger Group Inc.	9,777	90
			332,171
Personal Products (2.8%)
	Estee Lauder Cos. Inc.
	Class A	246,330	16,100
	Avon Products Inc.	468,638	9,265
	Herbalife Ltd.	101,817	6,212
	Nu Skin Enterprises Inc.
	Class A	63,099	5,282
*	Prestige Brands Holdings
	Inc.	74,866	2,431
*	Elizabeth Arden Inc.	39,890	1,385
*	USANA Health Sciences Inc. 17,117		1,300
	Inter Parfums Inc.	42,528	1,130
*	Medifast Inc.	39,002	970
*	Revlon Inc. Class A	39,215	878
	Nature’s Sunshine Products
	Inc.	48,909	854
*,^	Star Scientific Inc.	281,895	555
*	Lifevantage Corp.	36,384	88
*	Coty Inc. Class A	4,868	79
			46,529
Tobacco (14.3%)
	Philip Morris International
	Inc.	1,580,007	131,836
	Altria Group Inc.	1,963,203	66,513
	Lorillard Inc.	404,426	17,107
	Reynolds American Inc.	352,109	16,771
	Universal Corp./VA	34,671	1,700
	Vector Group Ltd.	88,175	1,440
*	Alliance One International
	Inc.	233,679	661
			236,028
Total Common Stocks
(Cost $1,357,307)			1,655,951
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.122%
	(Cost $553)	553,000	553
Total Investments (100.0%)
(Cost $1,357,860)			1,656,504
Other Assets and Liabilities (0.0%)
Other Assets			4,498
Liabilities[2]			(4,724)
			(226)
Net Assets (100%)			1,656,278

19

Consumer Staples Index Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,347,750
Undistributed Net Investment Income	23,115
Accumulated Net Realized Losses	(13,231)
Unrealized Appreciation (Depreciation)	298,644
Net Assets	1,656,278

Admiral Shares—Net Assets
Applicable to 3,485,840 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	175,266
Net Asset Value Per Share—
Admiral Shares	$50.28

ETF Shares—Net Assets
Applicable to 14,523,938 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,481,012
Net Asset Value Per Share—
ETF Shares	$101.97

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $363,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $553,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	42,376
Interest[1]	2
Securities Lending	145
Total Income	42,523
Expenses
The Vanguard Group—Note B
Investment Advisory Services	167
Management and Administrative—
Admiral Shares	151
Management and Administrative—
ETF Shares	1,223
Marketing and Distribution—
Admiral Shares	23
Marketing and Distribution—ETF Shares	323
Custodian Fees	25
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	77
Trustees’ Fees and Expenses	2
Total Expenses	2,020
Net Investment Income	40,503
Realized Net Gain (Loss) on
Investment Securities Sold	41,476
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	122,556
Net Increase (Decrease) in Net Assets
Resulting from Operations	204,535

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,503	28,645
Realized Net Gain (Loss)	41,476	19,818
Change in Unrealized Appreciation (Depreciation)	122,556	112,629
Net Increase (Decrease) in Net Assets Resulting from Operations	204,535	161,092
Distributions
Net Investment Income
Admiral Shares	(3,154)	(1,495)
ETF Shares	(33,224)	(20,079)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(36,378)	(21,574)
Capital Share Transactions
Admiral Shares	55,049	36,699
ETF Shares	218,086	199,750
Net Increase (Decrease) from Capital Share Transactions	273,135	236,449
Total Increase (Decrease)	441,292	375,967
Net Assets
Beginning of Period	1,214,986	839,019
End of Period[2]	1,656,278	1,214,986

1 Interest income from an affiliated company of the fund was $2,000.
2 Net Assets—End of Period includes undistributed net investment income of $23,115,000 and $18,990,000.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Consumer Staples Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$44.44	$38.94	$32.92	$30.62	$34.06
Investment Operations
Net Investment Income	1.287	1.077	.956	.860[1]	.777[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.832	5.357	6.013	2.290	(3.648)
Total from Investment Operations	7.119	6.434	6.969	3.150	(2.871)
Distributions
Dividends from Net Investment Income	(1.279)	(. 934)	(. 949)	(.850)	(. 569)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.279)	(. 934)	(. 949)	(.850)	(. 569)
Net Asset Value, End of Period	$50.28	$44.44	$38.94	$32.92	$30.62

Total Return[2]	16.44%	16.81%	21.39%	10.34%	–8.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$175	$105	$57	$30	$29
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.80%	2.74%	2.61%	2.77%
Portfolio Turnover Rate[3]	10%	7%	7%	7%	17%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$90.12	$78.96	$66.72	$62.07	$69.04
Investment Operations
Net Investment Income	2.606	2.180	1.933	1.753[1]	1.616[1]
Net Realized and Unrealized Gain (Loss)
on Investments	11.835	10.874	12.213	4.635	(7.413)
Total from Investment Operations	14.441	13.054	14.146	6.388	(5.797)
Distributions
Dividends from Net Investment Income	(2.591)	(1.894)	(1.906)	(1.738)	(1.173)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.591)	(1.894)	(1.906)	(1.738)	(1.173)
Net Asset Value, End of Period	$101.97	$90.12	$78.96	$66.72	$62.07

Total Return	16.43%	16.80%	21.41%	10.33%	–8.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,481	$1,110	$782	$547	$552
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.80%	2.74%	2.61%	2.80%
Portfolio Turnover Rate[2]	10%	7%	7%	7%	17%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $207,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

23

Consumer Staples Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $37,084,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $23,908,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $4,389,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $13,231,000 to offset future net capital gains of $181,000 through August 31, 2016, $2,671,000 through August 31, 2017, and $10,379,000 through August 31, 2018.

At August 31, 2013, the cost of investment securities for tax purposes was $1,357,860,000. Net unrealized appreciation of investment securities for tax purposes was $298,644,000, consisting of unrealized gains of $306,133,000 on securities that had risen in value since their purchase and $7,489,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $539,363,000 of investment securities and sold $263,060,000 of investment securities, other than temporary cash investments. Purchases and sales include $339,913,000 and $121,748,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	95,838	1,984	50,307	1,210
Issued in Lieu of Cash Distributions	2,782	63	1,284	32
Redeemed[1]	(43,571)	(914)	(14,892)	(358)
Net Increase (Decrease) —Admiral Shares	55,049	1,133	36,699	884
ETF Shares
Issued	340,208	3,502	276,149	3,320
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(122,122)	(1,300)	(76,399)	(900)
Net Increase (Decrease)—ETF Shares	218,086	2,202	199,750	2,420
1 Net of redemption fees for fiscal 2012 of $41,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. Management has determined that no material events or transactions occurred subsequent to
August 31, 2013, that would require recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VENAX	VDE
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.94%	1.94%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	163	162	2,484
Median Market Cap	$45.8B	$45.8B	$40.6B
Price/Earnings Ratio	14.9x	14.9x	18.7x
Price/Book Ratio	1.9x	1.9x	2.4x
Return on Equity	15.6%	15.6%	16.7%
Earnings Growth Rate	1.9%	1.9%	11.1%
Dividend Yield	2.1%	2.1%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Energy	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.80
Beta	1.00	1.37
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Coal & Consumable Fuels	0.9%
Integrated Oil & Gas	41.3
Oil & Gas Drilling	3.0
Oil & Gas Equipment & Services	17.0
Oil & Gas Exploration & Production	26.8
Oil & Gas Refining & Marketing	5.7
Oil & Gas Storage & Transportation	5.3

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	22.0%
Chevron Corp.	Integrated Oil & Gas	13.3
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	6.1
ConocoPhillips	Oil & Gas Exploration
	& Production	4.4
Occidental
Petroleum Corp.	Integrated Oil & Gas	4.0
Anadarko	Oil & Gas Exploration
Petroleum Corp.	& Production	2.6
EOG Resources	Oil & Gas Exploration
Inc.	& Production	2.4
Halliburton Co.	Oil & Gas Equipment
	& Services	2.3
Phillips 66	Oil & Gas Refining
	& Marketing	1.9
Apache Corp.	Oil & Gas Exploration
	& Production	1.9
Top Ten		60.9%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(9/23/2004)	Investment
Energy Index Fund ETF Shares
Net Asset Value	14.85%	2.88%	11.52%	$26,490
Energy Index Fund ETF Shares
Market Price	14.80	2.86	11.52	26,491
Spliced US IMI/Energy 25/50	15.00	3.04	11.35	26,145
Natural Resources Funds Average	14.91	-0.33	10.15	23,719
MSCI US IMI/2500	20.12	7.78	7.37	18,871

For a benchmark description, see the Glossary.
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(10/7/2004)	Investment
Energy Index Fund Admiral Shares	14.86%	2.87%	10.86%	$250,191
Spliced US IMI/Energy 25/50	15.00	3.04	10.67	246,568
MSCI US IMI/2500	20.12	7.78	7.14	184,747
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2013

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2013
			Since
			Inception
	One Year	Five Years	(9/23/2004)
Energy Index Fund ETF Shares Market Price	14.80%	15.15%	164.91%
Energy Index Fund ETF Shares Net Asset Value	14.85	15.23	164.90
Spliced US IMI/Energy 25/50	15.00	16.16	161.45
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		17.79%	–1.25%	11.30%
Net Asset Value		17.68	–1.27	11.30
Admiral Shares	10/7/2004	17.69	–1.28	10.63

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (20.0%)
	Oil & Gas Drilling (3.0%)
	Ensco plc Class A	358,980	19,945
	Noble Corp.	390,556	14,529
	Helmerich & Payne Inc.	164,020	10,340
	Nabors Industries Ltd.	454,269	6,996
	Diamond Offshore Drilling
	Inc.	107,158	6,861
*	Rowan Cos. plc Class A	191,528	6,784
*	Atwood Oceanics Inc.	91,288	5,083
	Patterson-UTI Energy Inc.	226,515	4,437
*	Unit Corp.	68,072	3,135
*	Hercules Offshore Inc.	209,154	1,506
*	Parker Drilling Co.	183,836	1,055
*	Pioneer Energy Services
	Corp.	95,958	648
*	Vantage Drilling Co.	280,116	482

	Oil & Gas Equipment & Services (17.0%)
	Schlumberger Ltd.	2,050,085	165,934
	Halliburton Co.	1,302,737	62,531
	National Oilwell Varco Inc.	658,951	48,960
	Baker Hughes Inc.	681,354	31,676
*	Cameron International
	Corp.	382,540	21,724
*	FMC Technologies Inc.	365,749	19,615
*	Weatherford International
	Ltd.	1,169,584	17,439
	Oceaneering International
	Inc.	166,802	12,941
	Core Laboratories NV	70,788	10,725
*	Oil States International Inc.	84,708	7,558
*	Dresser-Rand Group Inc.	117,428	7,156
*	Superior Energy Services
	Inc.	245,980	6,041
*	Dril-Quip Inc.	53,210	5,428
	Tidewater Inc.	76,271	4,116
*	Helix Energy Solutions
	Group Inc.	155,228	3,885
	Bristow Group Inc.	55,718	3,661
*	McDermott International
	Inc.	364,609	2,735
*	Hornbeck Offshore
	Services Inc.	49,690	2,707
	CARBO Ceramics Inc.	32,081	2,617
*	Exterran Holdings Inc.	91,131	2,500
	SEACOR Holdings Inc.	29,471	2,448
	Gulfmark Offshore Inc.	36,997	1,701
*	Forum Energy
	Technologies Inc.	63,671	1,666
*	Key Energy Services Inc.	223,206	1,489
*	Newpark Resources Inc.	132,976	1,480
	RPC Inc.	102,009	1,457
*	TETRA Technologies Inc.	120,795	1,419
*	Geospace Technologies
	Corp.	18,897	1,318

*	C&J Energy Services Inc.	58,473	1,200
*	ION Geophysical Corp.	193,638	928
*	Tesco Corp.	51,130	790
*	PHI Inc.	21,746	763
*	Era Group Inc.	29,484	732
*	Matrix Service Co.	40,240	627
*	Willbros Group Inc.	61,320	559
^	Nuverra Environmental
	Solutions Inc.	233,573	537
*	Basic Energy Services Inc.	42,399	494
*	RigNet Inc.	13,454	489
	Gulf Island Fabrication Inc.	20,028	470
*	Dawson Geophysical Co.	12,438	447
*	Cal Dive International Inc.	151,501	306
			543,070
Oil, Gas & Consumable Fuels (80.0%)
	Coal & Consumable Fuels (0.9%)
	CONSOL Energy Inc.	352,487	11,008
	Peabody Energy Corp.	415,760	7,151
*	Alpha Natural Resources
	Inc.	340,606	2,071
*	Cloud Peak Energy Inc.	93,804	1,476
	Arch Coal Inc.	327,420	1,464
*,^	Solazyme Inc.	52,450	590
*	KiOR Inc.	24,947	55

	Integrated Oil & Gas (41.3%)
	Exxon Mobil Corp.	6,855,883	597,559
	Chevron Corp.	2,989,220	359,992
	Occidental Petroleum
	Corp.	1,242,357	109,588
	Hess Corp.	476,521	35,667
	Murphy Oil Corp.	279,767	18,862

	Oil & Gas Exploration & Production (26.8%)
	ConocoPhillips	1,791,078	118,749
	Anadarko Petroleum Corp.	773,358	70,700
	EOG Resources Inc.	419,562	65,892
	Apache Corp.	604,265	51,773
	Marathon Oil Corp.	1,093,029	37,633
	Pioneer Natural Resources
	Co.	210,636	36,855
	Devon Energy Corp.	594,665	33,949
	Noble Energy Inc.	551,189	33,860
	Cabot Oil & Gas Corp.	649,923	25,432
	Chesapeake Energy Corp.	822,318	21,224
*	Southwestern Energy Co.	542,004	20,705
	EQT Corp.	231,968	19,884
	Range Resources Corp.	251,405	18,850
*	Concho Resources Inc.	161,551	15,591
	Cimarex Energy Co.	133,307	11,173
*	Cobalt International Energy
	Inc.	443,808	10,829
*	Denbury Resources Inc.	575,492	9,950
*	Whiting Petroleum Corp.	184,092	9,291
	QEP Resources Inc.	276,402	7,551
	Energen Corp.	111,336	7,383

*	Gulfport Energy Corp.	119,253	7,036
	SM Energy Co.	102,143	6,978
*	Continental Resources Inc.	71,543	6,601
*	WPX Energy Inc.	308,772	5,762
*	Newfield Exploration Co.	208,884	4,976
*	Ultra Petroleum Corp.	235,874	4,883
*	Rosetta Resources Inc.	94,130	4,380
*	Oasis Petroleum Inc.	108,226	4,242
*	Kodiak Oil & Gas Corp.	409,341	4,089
	Berry Petroleum Co.
	Class A	77,154	3,175
*	PDC Energy Inc.	54,922	3,151
*	Gran Tierra Energy Inc.	435,987	2,960
*	SandRidge Energy Inc.	571,817	2,945
	Energy XXI Bermuda Ltd.	102,557	2,725
*	Laredo Petroleum Holdings
	Inc.	98,976	2,599
*	Stone Energy Corp.	77,021	2,110
*	Carrizo Oil & Gas Inc.	59,152	2,027
*	Diamondback Energy Inc.	46,166	1,858
*,^	Halcon Resources Corp.	377,679	1,794
*	Bonanza Creek Energy Inc.	43,436	1,724
*	Bill Barrett Corp.	75,190	1,619
*	EPL Oil & Gas Inc.	45,443	1,538
	EXCO Resources Inc.	201,385	1,466
*	Rex Energy Corp.	69,751	1,451
	LinnCo LLC	50,834	1,407
*	Approach Resources Inc.	56,872	1,325
*	Northern Oil and Gas Inc.	93,424	1,203
*	Matador Resources Co.	68,698	1,164
*	Magnum Hunter Resources
	Corp.	249,258	1,159
*	Sanchez Energy Corp.	45,399	1,097
	Comstock Resources Inc.	70,749	1,033
*	Forest Oil Corp.	184,112	1,024
*	Goodrich Petroleum Corp.	42,593	914
	W&T Offshore Inc.	58,067	897
	Contango Oil & Gas Co.	21,050	755
*	Swift Energy Co.	66,859	754
*	Resolute Energy Corp.	94,908	744
*	Triangle Petroleum Corp.	99,908	664
*	Vaalco Energy Inc.	84,957	472
*	TransAtlantic Petroleum
	Ltd.	524,948	467
*	Clayton Williams Energy
	Inc.	9,383	462
*	Penn Virginia Corp.	85,717	412
*	PetroQuest Energy Inc.	89,688	377
*	BPZ Resources Inc.	154,756	353
*	Abraxas Petroleum Corp.	129,276	326
*	Warren Resources Inc.	107,106	306
*	Evolution Petroleum Corp.	26,434	297
*	Quicksilver Resources Inc.	163,652	273
*	FX Energy Inc.	78,445	268
*	Midstates Petroleum Co.
	Inc.	52,564	238
*	Apco Oil and Gas
	International Inc.	15,839	230

Energy Index Fund

			Market
			Value•
		Shares	($000)
*	ZaZa Energy Corp.	55,559	53
*	Magnum Hunter Resources
	Corp. Warrants Exp.
	10/14/2013	19,078	2

	Oil & Gas Refining & Marketing (5.7%)
	Phillips 66	907,089	51,795
	Marathon Petroleum Corp.	500,895	36,320
	Valero Energy Corp.	840,962	29,879
	HollyFrontier Corp.	297,526	13,234
	Tesoro Corp.	209,435	9,653
	World Fuel Services Corp.	111,991	4,272
	Western Refining Inc.	89,381	2,622
	Delek US Holdings Inc.	55,456	1,379
	PBF Energy Inc. Class A	60,832	1,336
*	Clean Energy Fuels Corp.	102,391	1,288
	CVR Energy Inc.	26,750	1,145
	Rentech Inc.	348,715	673
*	Green Plains Renewable
	Energy Inc.	39,509	636
	Alon USA Energy Inc.	28,945	360
*,^	Amyris Inc.	71,838	184

	Oil & Gas Storage & Transportation (5.3%)
	Kinder Morgan Inc.	1,038,085	39,374
	Williams Cos. Inc.	1,052,496	38,142
	Spectra Energy Corp.	1,031,898	34,166
*	Kinder Morgan
	Management LLC	164,779	13,156
*	Cheniere Energy Inc.	316,286	8,853
	SemGroup Corp. Class A	64,850	3,433
	Targa Resources Corp.	48,933	3,332
*	Enbridge Energy
	Management LLC	73,210	2,196
	Crosstex Energy Inc.	55,032	1,074
			2,172,024
Total Common Stocks
(Cost $2,281,533)			2,715,094

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.122%
(Cost $941)	941,000	941
Total Investments (100.0%)
(Cost $2,282,474)		2,716,035
Other Assets and Liabilities (0.0%)
Other Assets		47,071
Liabilities[2]		(47,821)
		(750)
Net Assets (100%)		2,715,285

At August 31, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		2,320,257
Undistributed Net Investment Income		35,126
Accumulated Net Realized Losses		(73,659)
Unrealized Appreciation (Depreciation)		433,561
Net Assets		2,715,285

Admiral Shares—Net Assets
Applicable to 7,910,718 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		460,277
Net Asset Value Per Share—
Admiral Shares		$58.18

ETF Shares—Net Assets
Applicable to 19,360,758 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,255,008
Net Asset Value Per Share—
ETF Shares		$116.47

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $798,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $940,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	52,086
Interest[1]	6
Securities Lending	534
Total Income	52,626
Expenses
The Vanguard Group—Note B
Investment Advisory Services	243
Management and Administrative—
Admiral Shares	399
Management and Administrative—
ETF Shares	2,084
Marketing and Distribution—
Admiral Shares	80
Marketing and Distribution—
ETF Shares	420
Custodian Fees	31
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	5
Shareholders’ Reports—ETF Shares	112
Trustees’ Fees and Expenses	3
Total Expenses	3,405
Net Investment Income	49,221
Realized Net Gain (Loss)
Investment Securities Sold	19,793
Futures Contracts	(48)
Realized Net Gain (Loss)	19,745
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	264,452
Net Increase (Decrease) in Net Assets
Resulting from Operations	333,418

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	49,221	36,781
Realized Net Gain (Loss)	19,745	81,378
Change in Unrealized Appreciation (Depreciation)	264,452	(30,428)
Net Increase (Decrease) in Net Assets Resulting from Operations	333,418	87,731
Distributions
Net Investment Income
Admiral Shares	(4,899)	(3,683)
ETF Shares	(36,201)	(27,747)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(41,100)	(31,430)
Capital Share Transactions
Admiral Shares	156,997	10,975
ETF Shares	95,107	84,815
Net Increase (Decrease) from Capital Share Transactions	252,104	95,790
Total Increase (Decrease)	544,422	152,091
Net Assets
Beginning of Period	2,170,863	2,018,772
End of Period[2]	2,715,285	2,170,863

1 Interest income from an affiliated company of the fund was $6,000.
2 Net Assets—End of Period includes undistributed net investment income of $35,126,000 and $27,005,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$51.63	$50.17	$37.58	$37.34	$54.66
Investment Operations
Net Investment Income	1.108	.913	.708	.654	. 578
Net Realized and Unrealized Gain (Loss)
on Investments	6.439	1.358	12.508	.166	(17.335)
Total from Investment Operations	7.547	2.271	13.216	. 820	(16.757)
Distributions
Dividends from Net Investment Income	(. 997)	(.811)	(. 626)	(. 580)	(. 563)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 997)	(.811)	(. 626)	(. 580)	(. 563)
Net Asset Value, End of Period	$58.18	$51.63	$50.17	$37.58	$37.34

Total Return[1]	14.86%	4.61%	35.21%	2.05%	–30.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$460	$254	$237	$131	$108
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.02%	1.81%	1.48%	1.71%	1.81%
Portfolio Turnover Rate[2]	9%	12%	11%	16%	25%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$103.35	$100.41	$75.20	$74.74	$109.54
Investment Operations
Net Investment Income	2.215	1.827	1.417	1.312	1.191
Net Realized and Unrealized Gain (Loss)
on Investments	12.899	2.731	25.040	.341	(34.808)
Total from Investment Operations	15.114	4.558	26.457	1.653	(33.617)
Distributions
Dividends from Net Investment Income	(1.994)	(1.618)	(1.247)	(1.193)	(1.183)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.994)	(1.618)	(1.247)	(1.193)	(1.183)
Net Asset Value, End of Period	$116.47	$103.35	$100.41	$75.20	$74.74

Total Return	14.85%	4.60%	35.22%	2.05%	–30.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,255	$1,917	$1,782	$1,041	$869
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.02%	1.81%	1.48%	1.71%	1.84%
Portfolio Turnover Rate[1]	9%	12%	11%	16%	25%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at August 31, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

Energy Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $330,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $23,592,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $36,643,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,524,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $73,609,000 to offset future net capital gains. Of this amount, $68,284,000 is subject to expiration dates; $37,585,000 may be used to offset future net capital gains through August 31, 2018, and $30,699,000 through August 31, 2019. Capital losses of $5,325,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2013, the cost of investment securities for tax purposes was $2,282,524,000. Net unrealized appreciation of investment securities for tax purposes was $433,511,000, consisting of unrealized gains of $545,775,000 on securities that had risen in value since their purchase and $112,264,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $536,571,000 of investment securities and sold $277,609,000 of investment securities, other than temporary cash investments. Purchases and sales include $157,999,000 and $64,227,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Energy Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	223,171	4,202	52,413	1,036
Issued in Lieu of Cash Distributions	3,807	74	2,872	58
Redeemed[1]	(69,981)	(1,277)	(44,310)	(902)
Net Increase (Decrease) —Admiral Shares	156,997	2,999	10,975	192
ETF Shares
Issued	159,376	1,409	173,740	1,705
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(64,269)	(600)	(88,925)	(900)
Net Increase (Decrease)—ETF Shares	95,107	809	84,815	805
1 Net of redemption fees for fiscal 2012 of $175,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VFAIX	VFH
Expense Ratio[1]	0.19%	0.19%
30-Day SEC Yield	2.19%	2.19%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	536	535	2,484
Median Market Cap	$26.9B	$26.9B	$40.6B
Price/Earnings Ratio	15.9x	15.9x	18.7x
Price/Book Ratio	1.3x	1.3x	2.4x
Return on Equity	8.0%	8.0%	16.7%
Earnings Growth Rate	14.8%	14.8%	11.1%
Dividend Yield	2.3%	2.3%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Financials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.88
Beta	1.00	1.23
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Asset Management & Custody Banks	7.9%
Consumer Finance	5.0
Diversified Banks	9.1
Diversified Financial Services	16.0
Diversified REITs	1.4
Insurance Brokers	1.9
Investment Banking & Brokerage	5.0
Life & Health Insurance	5.1
Mortgage REITs	1.8
Multi-line Insurance	3.7
Office REITs	2.1
Property & Casualty Insurance	10.4
Regional Banks	9.7
Reinsurance	1.2
Residential REITs	2.5
Retail REITs	4.2
Specialized Finance	2.9
Specialized REITs	6.6
Thrifts & Mortgage Finance	1.5
Other Financials	2.0

Ten Largest Holdings (% of total net assets)

Wells Fargo & Co.	Diversified Banks	6.7%
JPMorgan Chase	Diversified Financial
& Co.	Services	6.2
Bank of America	Diversified Financial
Corp.	Services	4.9
Citigroup Inc.	Diversified Financial
	Services	4.8
Berkshire
Hathaway Inc.	Property & Casualty
Class B	Insurance	3.9
American Express
Co.	Consumer Finance	2.3
US Bancorp	Diversified Banks	2.2
Goldman Sachs	Investment Banking &
Group Inc.	Brokerage	2.1
American
International
Group Inc.	Multi-line Insurance	2.1
Simon Property
Group Inc.	Retail REITs	1.5
Top Ten		36.7%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(1/26/2004)	Investment
Financials Index Fund ETF Shares
Net Asset Value	27.10%	1.75%	–0.32%	$9,696
Financials Index Fund ETF Shares
Market Price	26.97	1.76	–0.33	9,690
Spliced US IMI/Financials 25/50	27.21	1.74	–0.25	9,761
Financial Services Funds Average	27.27	2.80	0.03	10,027
MSCI US IMI/2500	20.12	7.78	6.51	18,320

For a benchmark description, see the Glossary.
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(2/4/2004)	Investment
Financials Index Fund Admiral Shares	27.13%	1.74%	–0.16%	$98,450
Spliced US IMI/Financials 25/50	27.21	1.74	–0.08	99,255
MSCI US IMI/2500	20.12	7.78	6.85	188,497
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2013

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2013
			Since
			Inception
	One Year	Five Years	(1/26/2004)
Financials Index Fund ETF Shares Market Price	26.97%	9.12%	–3.10%
Financials Index Fund ETF Shares Net Asset Value	27.10	9.04	–3.04
Spliced US IMI/Financials 25/50	27.21	8.98	–2.39
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		31.39%	3.17%	–0.30%
Net Asset Value		31.23	3.14	–0.31
Admiral Shares	2/4/2004	31.18	3.13	–0.16

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Capital Markets (12.9%)
	Goldman Sachs Group Inc.	225,386	34,288
	Morgan Stanley	760,582	19,593
	BlackRock Inc.	69,831	18,178
	Bank of New York Mellon
	Corp.	600,558	17,861
	State Street Corp.	236,021	15,747
	Charles Schwab Corp.	596,105	12,447
	Franklin Resources Inc.	214,428	9,898
	T. Rowe Price Group Inc.	134,154	9,410
	Ameriprise Financial Inc.	104,322	8,987
	Invesco Ltd.	229,939	6,981
	Northern Trust Corp.	117,561	6,451
*	Affiliated Managers Group
	Inc.	27,364	4,770
	TD Ameritrade Holding
	Corp.	113,834	2,922
	Raymond James Financial
	Inc.	64,909	2,715
	Ares Capital Corp.	138,578	2,436
	Eaton Vance Corp.	62,097	2,394
	SEI Investments Co.	75,690	2,253
	Waddell & Reed Financial
	Inc. Class A	44,510	2,120
*	E*TRADE Financial Corp.	148,386	2,083
*	American Capital Ltd.	156,690	1,955
	Legg Mason Inc.	58,231	1,894
	Prospect Capital Corp.	125,829	1,393
	Financial Engines Inc.	25,352	1,355
	Federated Investors Inc.
	Class B	48,846	1,327
*	Stifel Financial Corp.	31,287	1,252
	LPL Financial Holdings Inc.	27,446	1,009
	Apollo Investment Corp.	116,219	917
	Janus Capital Group Inc.	88,608	741
*	Walter Investment
	Management Corp.	18,165	666
	Greenhill & Co. Inc.	13,941	661
	Evercore Partners Inc.
	Class A	14,647	653
	Fifth Street Finance Corp.	62,482	647
	Main Street Capital Corp.	19,207	559
*	WisdomTree Investments
	Inc.	49,650	556
	Solar Capital Ltd.	23,395	513
*	Virtus Investment Partners
	Inc.	2,925	510
	Hercules Technology
	Growth Capital Inc.	31,911	462
	Triangle Capital Corp.	14,308	417
	HFF Inc. Class A	17,401	400
	PennantPark Investment
	Corp.	34,213	379
	BlackRock Kelso Capital
	Corp.	38,444	377
	BGC Partners Inc. Class A	65,460	366

*	Investment Technology
	Group Inc.	19,232	327
	Golub Capital BDC Inc.	18,696	323
	Cohen & Steers Inc.	10,213	319
*	Piper Jaffray Cos.	8,528	277
	New Mountain Finance
	Corp.	18,414	270
	TICC Capital Corp.	27,239	263
	FXCM Inc. Class A	13,482	256
	THL Credit Inc.	16,214	255
*	ICG Group Inc.	19,656	246
	Capital Southwest Corp.	6,332	209
	Arlington Asset Investment
	Corp. Class A	8,346	194
	Diamond Hill Investment
	Group Inc.	1,612	177
	MCG Capital Corp.	34,974	171
	TCP Capital Corp.	10,935	170
*	Safeguard Scientifics Inc.	11,091	161
*	KCG Holdings Inc. Class A	18,056	157
	GFI Group Inc.	37,036	148
	MVC Capital Inc.	11,802	148
	Westwood Holdings
	Group Inc.	3,089	147
*	INTL. FCStone Inc.	7,519	144
	GAMCO Investors Inc.	2,247	129
*	Cowen Group Inc. Class A	38,296	124
*	GSV Capital Corp.	9,895	123
*	Ladenburg Thalmann
	Financial Services Inc.	58,565	98
	Calamos Asset
	Management Inc. Class A	9,772	97
	Oppenheimer Holdings Inc.
	Class A	5,405	95
	Pzena Investment
	Management Inc. Class A	5,048	33
			205,604
Commercial Banks (18.8%)
	Wells Fargo & Co.	2,603,052	106,933
	US Bancorp	956,964	34,575
	PNC Financial Services
	Group Inc.	273,946	19,798
	BB&T Corp.	363,083	12,330
	SunTrust Banks Inc.	279,364	8,945
	Fifth Third Bancorp	452,608	8,278
	Regions Financial Corp.	730,615	6,868
	M&T Bank Corp.	60,099	6,812
	KeyCorp	475,841	5,553
*	CIT Group Inc.	98,879	4,733
	Comerica Inc.	96,433	3,938
	Huntington Bancshares
	Inc.	433,592	3,573
	Zions Bancorporation	95,317	2,666
*	Signature Bank	24,403	2,141
	First Republic Bank	47,609	2,108
	East West Bancorp Inc.	70,322	2,056
	Cullen/Frost Bankers Inc.	27,913	1,977
*	SVB Financial Group	23,378	1,936

	First Niagara Financial Group
	Inc.	183,051	1,849
	FirstMerit Corp.	85,699	1,813
	Prosperity Bancshares Inc.	29,687	1,775
	Commerce Bancshares Inc.	39,813	1,720
*	Popular Inc.	53,440	1,660
	City National Corp.	25,248	1,653
	Synovus Financial Corp.	476,644	1,520
	Hancock Holding Co.	43,959	1,413
	Associated Banc-Corp	86,826	1,385
	First Horizon National Corp.	124,672	1,379
	Webster Financial Corp.	46,693	1,235
	Fulton Financial Corp.	100,847	1,219
	Susquehanna Bancshares
	Inc.	96,616	1,218
	Bank of Hawaii Corp.	23,200	1,195
	CapitalSource Inc.	101,321	1,170
	TCF Financial Corp.	80,522	1,131
	UMB Financial Corp.	17,726	1,059
	BankUnited Inc.	33,763	998
	Valley National Bancorp	97,677	986
	Umpqua Holdings Corp.	58,022	942
*	Texas Capital Bancshares
	Inc.	21,107	930
	BOK Financial Corp.	14,142	906
	Glacier Bancorp Inc.	37,056	875
	Trustmark Corp.	34,737	864
	FNB Corp.	71,222	860
	BancorpSouth Inc.	44,100	855
	Cathay General Bancorp	38,769	854
	Iberiabank Corp.	15,416	807
	MB Financial Inc.	28,355	765
	Wintrust Financial Corp.	19,197	761
	First Financial Bankshares
	Inc.	13,095	753
	PrivateBancorp Inc.	34,372	750
	Bank of the Ozarks Inc.	16,478	748
	United Bankshares Inc.	26,099	725
	Old National Bancorp	52,473	689
	First Financial Holdings Inc.	12,383	667
*	Western Alliance Bancorp	40,531	663
	Community Bank System
	Inc.	19,702	655
	Westamerica Bancorporation	13,896	654
	PacWest Bancorp	19,516	649
	National Penn Bancshares
	Inc.	63,676	639
	International Bancshares
	Corp.	27,626	606
	Home BancShares Inc.	23,176	589
	CVB Financial Corp.	45,823	584
	Columbia Banking System
	Inc.	25,011	580
	First Midwest Bancorp Inc.	38,602	580
	First Citizens BancShares
	Inc. Class A	2,663	539
	BBCN Bancorp Inc.	38,836	519
	Investors Bancorp Inc.	23,183	483

Financials Index Fund

			Market
			Value•
		Shares	($000)
*	Pinnacle Financial Partners
	Inc.	17,155	479
	Park National Corp.	6,301	479
	Sterling Financial Corp.	19,385	469
	NBT Bancorp Inc.	21,494	460
	First Financial Bancorp	29,700	446
	National Bank Holdings Corp.
	Class A	22,779	445
	Independent Bank Corp.	11,756	417
	WesBanco Inc.	14,377	412
	OFG Bancorp	23,540	404
	ViewPoint Financial Group
	Inc.	19,541	389
	Chemical Financial Corp.	14,246	388
	Boston Private Financial
	Holdings Inc.	37,123	379
	First Commonwealth
	Financial Corp.	51,172	375
	S&T Bancorp Inc.	15,450	347
	Banner Corp.	10,136	347
*	First BanCorp	53,409	341
	City Holding Co.	8,164	334
	Renasant Corp.	13,039	328
*	Bancorp Inc.	18,409	291
	Sandy Spring Bancorp Inc.	12,819	287
*	Eagle Bancorp Inc.	11,125	283
*	Capital Bank Financial Corp.	14,123	279
	Wilshire Bancorp Inc.	33,544	273
	Community Trust Bancorp
	Inc.	7,228	273
	Flushing Financial Corp.	14,969	268
	Tompkins Financial Corp.	6,008	261
	Cardinal Financial Corp.	15,765	259
	Union First Market
	Bankshares Corp.	12,116	259
	State Bank Financial Corp.	16,625	252
	Lakeland Financial Corp.	8,094	252
	First Merchants Corp.	14,313	244
	StellarOne Corp.	11,931	244
*	Ameris Bancorp	12,358	237
	Southside Bancshares Inc.	8,854	220
	Washington Trust Bancorp
	Inc.	7,228	217
	Central Pacific Financial Corp.	12,104	206
	First Interstate Bancsystem
	Inc.	8,661	197
	1st Source Corp.	7,477	193
	Heartland Financial USA Inc.	7,062	192
	Sterling Bancorp	15,004	190
	First Busey Corp.	39,925	190
	Simmons First National Corp.
	Class A	7,632	185
	Bancfirst Corp.	3,557	182
	Lakeland Bancorp Inc.	16,647	182
	TowneBank	12,875	181
	SY Bancorp Inc.	6,764	180
	Bryn Mawr Bank Corp.	7,076	178
*	United Community Banks
	Inc.	12,049	176
	HomeTrust Bancshares Inc.	10,400	170
	CoBiz Financial Inc.	18,560	166
	Univest Corp. of
	Pennsylvania	8,724	166
	Hudson Valley Holding Corp.	8,876	163
	Arrow Financial Corp.	6,179	157
	First of Long Island Corp.	4,203	155
	German American Bancorp
	Inc.	6,199	148
	Camden National Corp.	3,871	148

	First Financial Corp.	4,802	146
*	Taylor Capital Group Inc.	6,895	146
	First Community Bancshares
	Inc.	9,558	144
*	Southwest Bancorp Inc.	9,870	143
	MainSource Financial Group
	Inc.	9,991	142
	Trico Bancshares	6,865	141
	Republic Bancorp Inc.
	Class A	5,311	140
	First Bancorp	9,363	132
	Enterprise Financial
	Services Corp.	7,926	131
	Great Southern Bancorp
	Inc.	4,885	130
	Financial Institutions Inc.	6,785	126
	First Connecticut Bancorp
	Inc.	7,842	110
*	Sun Bancorp Inc.	22,581	82
	CommunityOne Bancorp	5,659	48
*	Hampton Roads
	Bankshares Inc.	18,023	28
			300,221
Consumer Finance (5.0%)
	American Express Co.	511,631	36,791
	Capital One Financial
	Corp.	302,313	19,514
	Discover Financial
	Services	253,825	11,993
	SLM Corp.	229,586	5,508
*	Portfolio Recovery
	Associates Inc.	26,208	1,390
*	First Cash Financial
	Services Inc.	14,267	789
	Cash America International
	Inc.	14,660	627
*	Credit Acceptance Corp.	5,461	587
	Nelnet Inc. Class A	14,418	546
*	World Acceptance Corp.	6,136	526
*	Encore Capital Group Inc.	11,592	497
*	Ezcorp Inc. Class A	26,514	450
*	Green Dot Corp. Class A	11,753	270
*	DFC Global Corp.	19,870	225
*	Regional Management
	Corp.	2,620	72
			79,785
Diversified Financial Services (19.1%)
	JPMorgan Chase & Co.	1,955,431	98,808
	Bank of America Corp.	5,577,064	78,748
	Citigroup Inc.	1,574,240	76,083
	CME Group Inc.	164,033	11,664
	McGraw Hill Financial Inc.	134,748	7,865
*	IntercontinentalExchange
	Inc.	37,694	6,776
	Moody’s Corp.	103,780	6,596
	NYSE Euronext	125,812	5,259
	Leucadia National Corp.	160,018	3,989
*	MSCI Inc. Class A	59,331	2,226
	CBOE Holdings Inc.	45,208	2,075
	NASDAQ OMX Group Inc.	59,946	1,790
	ING US Inc.	33,636	969
	MarketAxess Holdings Inc.	18,472	938
*	PHH Corp.	27,998	584
	Interactive Brokers Group
	Inc.	22,087	371
*	PICO Holdings Inc.	11,869	250
*	NewStar Financial Inc.	11,348	149
			305,140

Insurance (22.3%)
*	Berkshire Hathaway Inc.
	Class B	554,655	61,689
*	American International
	Group Inc.	725,616	33,712
	MetLife Inc.	481,578	22,244
	Prudential Financial Inc.	240,084	17,977
	Travelers Cos. Inc.	194,758	15,561
	ACE Ltd.	175,965	15,436
	Aflac Inc.	241,316	13,946
	Marsh & McLennan Cos.
	Inc.	284,890	11,746
	Allstate Corp.	242,503	11,621
	Chubb Corp.	134,138	11,156
	Aon plc	152,005	10,090
	Loews Corp.	170,922	7,599
	Progressive Corp.	296,190	7,425
	Hartford Financial Services
	Group Inc.	224,000	6,630
	Principal Financial Group
	Inc.	151,923	6,217
	Lincoln National Corp.	138,789	5,835
	XL Group plc Class A	149,703	4,425
	Unum Group	137,956	4,074
*	Arch Capital Group Ltd.	68,860	3,671
	Cincinnati Financial Corp.	80,159	3,662
	Everest Re Group Ltd.	25,884	3,545
	Willis Group Holdings plc	85,531	3,531
*	Alleghany Corp.	8,688	3,363
	Torchmark Corp.	47,784	3,292
*	Markel Corp.	6,402	3,269
*	Genworth Financial Inc.
	Class A	241,968	2,855
	Arthur J Gallagher & Co.	65,548	2,710
	Fidelity National Financial
	Inc. Class A	111,723	2,649
	WR Berkley Corp.	59,791	2,459
	Reinsurance Group of
	America Inc. Class A	37,441	2,427
	Axis Capital Holdings Ltd.	55,387	2,381
	PartnerRe Ltd.	26,677	2,325
	HCC Insurance Holdings Inc.	51,978	2,193
	Assurant Inc.	39,712	2,106
	RenaissanceRe Holdings Ltd.	23,077	2,017
	Brown & Brown Inc.	63,301	1,971
	American Financial Group
	Inc.	37,224	1,918
	Old Republic International
	Corp.	127,214	1,806
	Assured Guaranty Ltd.	88,223	1,755
	Protective Life Corp.	40,631	1,698
	Validus Holdings Ltd.	48,499	1,679
	Allied World Assurance Co.
	Holdings AG	17,928	1,645
	White Mountains Insurance
	Group Ltd.	2,867	1,605
	ProAssurance Corp.	30,456	1,436
	CNO Financial Group Inc.	103,452	1,406
	Aspen Insurance Holdings
	Ltd.	34,244	1,218
	Hanover Insurance Group
	Inc.	22,718	1,210
	StanCorp Financial Group
	Inc.	22,884	1,197
	Endurance Specialty
	Holdings Ltd.	22,285	1,117
	First American Financial
	Corp.	53,219	1,112
	Erie Indemnity Co. Class A	13,338	984

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Primerica Inc.	26,451	982
	Platinum Underwriters
	Holdings Ltd.	16,329	943
*	MBIA Inc.	74,554	882
	Kemper Corp.	23,939	813
*	Enstar Group Ltd.	5,837	787
	RLI Corp.	9,960	778
	Symetra Financial Corp.	43,176	746
	Selective Insurance Group
	Inc.	28,608	656
	Mercury General Corp.	14,244	625
	American Equity Investment
	Life Holding Co.	31,452	623
	Amtrust Financial Services
	Inc.	17,244	616
	Montpelier Re Holdings Ltd.	24,784	616
	Argo Group International
	Holdings Ltd.	14,186	579
	Horace Mann Educators
	Corp.	20,558	542
*	Hilltop Holdings Inc.	34,462	540
*	Greenlight Capital Re Ltd.
	Class A	15,840	425
	Employers Holdings Inc.	15,190	403
	Tower Group International
	Ltd.	28,192	398
	Infinity Property & Casualty
	Corp.	6,036	365
	Maiden Holdings Ltd.	27,862	364
	Stewart Information Services
	Corp.	11,097	339
	United Fire Group Inc.	11,207	322
	AMERISAFE Inc.	9,530	311
	Safety Insurance Group Inc.	6,058	304
*	Navigators Group Inc.	5,487	300
*	eHealth Inc.	10,017	277
	FBL Financial Group Inc.
	Class A	5,792	255
	National Western Life
	Insurance Co. Class A	1,252	248
	HCI Group Inc.	5,114	178
*	Citizens Inc. Class A	21,599	163
	OneBeacon Insurance
	Group Ltd. Class A	11,002	157
	State Auto Financial Corp.	8,307	155
	Meadowbrook Insurance
	Group Inc.	24,109	144
*	Phoenix Cos. Inc.	2,950	112
	National Interstate Corp.	4,175	105
*	Global Indemnity plc	4,229	104
	Baldwin & Lyons Inc.	4,252	100
	Kansas City Life Insurance
	Co.	1,913	83
	EMC Insurance Group Inc.	2,749	77
	Donegal Group Inc. Class A	4,812	65
	Crawford & Co. Class A	8,331	55
	Crawford & Co. Class B	5,445	41
			356,173
Real Estate Investment Trusts (19.5%)
	Simon Property Group Inc.	160,502	23,374
	American Tower
	Corporation	204,527	14,213
	Public Storage	75,619	11,545
	HCP Inc.	235,052	9,574
	Ventas Inc.	151,651	9,442
	Equity Residential	176,965	9,183
	Prologis Inc.	257,579	9,077
	Health Care REIT Inc.	145,656	8,949
	Weyerhaeuser Co.	298,441	8,171

	Boston Properties Inc.	78,496	8,046
	AvalonBay Communities
	Inc.	63,614	7,882
	Vornado Realty Trust	87,035	7,076
	Host Hotels & Resorts Inc.	385,360	6,563
	Annaly Capital
	Management Inc.	489,661	5,714
	General Growth Properties
	Inc.	249,945	4,794
	American Capital Agency
	Corp.	204,991	4,666
	Kimco Realty Corp.	211,345	4,233
	SL Green Realty Corp.	47,365	4,130
	Realty Income Corp.	101,511	4,010
	Macerich Co.	71,153	4,004
	Plum Creek Timber Co. Inc.	84,245	3,733
	Digital Realty Trust Inc.	66,440	3,694
	Rayonier Inc.	65,232	3,603
	Federal Realty Investment
	Trust	33,753	3,285
	UDR Inc.	129,709	2,930
	Essex Property Trust Inc.	19,748	2,830
	Camden Property Trust	43,954	2,716
	Cole Real Estate Investment
	Inc.	242,577	2,678
	Liberty Property Trust	73,795	2,553
	Duke Realty Corp.	166,354	2,427
	DDR Corp.	155,633	2,415
	Regency Centers Corp.	47,389	2,253
	Extra Space Storage Inc.	54,533	2,248
	Alexandria Real Estate
	Equities Inc.	36,348	2,242
	Taubman Centers Inc.	33,002	2,225
	Senior Housing Properties
	Trust	97,191	2,211
	Starwood Property Trust Inc.	85,988	2,144
	Apartment Investment &
	Management Co. Class A	75,447	2,077
	Corrections Corp. of America	59,585	1,963
	Hospitality Properties Trust	72,263	1,953
	BRE Properties Inc.	39,753	1,908
	Kilroy Realty Corp.	39,047	1,905
	National Retail Properties Inc.	61,609	1,887
	American Campus
	Communities Inc.	54,241	1,807
	Two Harbors Investment
	Corp.	188,840	1,796
	BioMed Realty Trust Inc.	96,378	1,774
	Weingarten Realty Investors	59,853	1,718
	Omega Healthcare Investors
	Inc.	60,146	1,708
	Home Properties Inc.	29,146	1,682
	Douglas Emmett Inc.	70,102	1,619
*	Spirit Realty Capital Inc.	181,630	1,582
	Chimera Investment Corp.	530,332	1,559
	CBL & Associates
	Properties Inc.	80,870	1,553
	Tanger Factory Outlet
	Centers	48,903	1,509
	CommonWealth REIT	61,185	1,502
	Piedmont Office Realty Trust
	Inc. Class A	86,756	1,490
	Highwoods Properties Inc.	42,503	1,436
	Equity Lifestyle Properties
	Inc.	40,880	1,421
	Mid-America Apartment
	Communities Inc.	22,155	1,366
	MFA Financial Inc.	186,822	1,345
	RLJ Lodging Trust	57,186	1,314

	LaSalle Hotel Properties	49,410	1,311
	Post Properties Inc.	28,247	1,278
	Retail Properties of America
	Inc.	94,652	1,263
	EPR Properties	24,367	1,193
	Lexington Realty Trust	99,633	1,168
	Geo Group Inc.	37,023	1,155
	CubeSmart	65,376	1,089
	DCT Industrial Trust Inc.	161,808	1,082
	Sovran Self Storage Inc.	16,263	1,078
	American Realty Capital
	Properties Inc.	79,954	1,072
	Invesco Mortgage Capital
	Inc.	69,976	1,071
	NorthStar Realty Finance
	Corp.	121,001	1,060
	Healthcare Realty Trust Inc.	46,834	1,053
	Brandywine Realty Trust	80,961	1,038
	WP Carey Inc.	15,769	1,037
*	Sunstone Hotel Investors
	Inc.	84,274	1,014
	Corporate Office Properties
	Trust	44,351	1,010
	DiamondRock Hospitality
	Co.	101,077	979
	Colonial Properties Trust	43,632	964
	Medical Properties Trust Inc.	82,758	956
	Hatteras Financial Corp.	50,970	933
	Mack-Cali Realty Corp.	43,178	933
	Cousins Properties Inc.	88,641	880
	EastGroup Properties Inc.	15,643	879
	Washington REIT	34,476	840
	New Residential Investment
	Corp.	130,895	831
	Pebblebrook Hotel Trust	31,839	815
	Potlatch Corp.	20,969	809
	ARMOUR Residential REIT
	Inc.	192,942	807
	First Industrial Realty Trust
	Inc.	52,539	795
	Ryman Hospitality
	Properties Inc.	23,939	791
	Newcastle Investment Corp.	149,203	786
	PennyMac Mortgage
	Investment Trust	36,419	767
	Sun Communities Inc.	17,696	760
	DuPont Fabros Technology
	Inc.	33,350	760
	Redwood Trust Inc.	42,539	757
	Glimcher Realty Trust	74,774	740
	PS Business Parks Inc.	10,176	739
	Equity One Inc.	33,868	720
	CYS Investments Inc.	90,194	693
*	Strategic Hotels & Resorts
	Inc.	84,614	686
	National Health Investors Inc.	12,283	674
	Acadia Realty Trust	28,563	666
	Colony Financial Inc.	33,409	661
	Government Properties
	Income Trust	28,089	657
	Pennsylvania REIT	34,472	639
	LTC Properties Inc.	17,610	624
	American Capital Mortgage
	Investment Corp.	30,522	612
	Healthcare Trust of America
	Inc. Class A	57,620	593
	Capstead Mortgage Corp.	49,212	578
	Chesapeake Lodging Trust	25,254	556

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Franklin Street Properties
	Corp.	45,337	552
	American Assets Trust Inc.	17,502	518
	Education Realty Trust Inc.	58,473	502
	Hersha Hospitality Trust
	Class A	94,328	494
	Hudson Pacific Properties
	Inc.	23,541	470
	Inland Real Estate Corp.	46,008	451
	Ashford Hospitality Trust Inc.	39,102	451
	Ramco-Gershenson
	Properties Trust	30,934	448
	Retail Opportunity
	Investments Corp.	34,413	445
	STAG Industrial Inc.	21,730	435
	Sabra Health Care REIT Inc.	19,398	429
	Investors Real Estate Trust	51,683	421
*	iStar Financial Inc.	37,107	411
	Associated Estates Realty
	Corp.	29,486	406
	Parkway Properties Inc.	23,145	378
	Resource Capital Corp.	64,905	378
	Select Income REIT	15,476	377
	First Potomac Realty Trust	30,141	375
	CapLease Inc.	43,544	371
	Campus Crest
	Communities Inc.	33,377	353
	CoreSite Realty Corp.	11,076	337
	Anworth Mortgage Asset
	Corp.	74,983	332
	Alexander’s Inc.	1,198	328
	Summit Hotel Properties Inc.	33,975	324
*	FelCor Lodging Trust Inc.	57,421	316
	Silver Bay Realty Trust Corp.	19,525	308
	Excel Trust Inc.	24,462	285
	Saul Centers Inc.	6,293	273
	Apollo Commercial Real
	Estate Finance Inc.	17,897	269
	Kite Realty Group Trust	45,388	262
	AG Mortgage Investment
	Trust Inc.	14,494	255
	Apollo Residential Mortgage
	Inc.	16,582	252
	Getty Realty Corp.	13,789	252
	Universal Health Realty
	Income Trust	6,194	248
	Urstadt Biddle Properties
	Inc. Class A	12,205	238
	Rouse Properties Inc.	12,838	238
	Dynex Capital Inc.	26,713	215
	New York Mortgage Trust
	Inc.	33,261	201
	Western Asset Mortgage
	Capital Corp.	12,689	198
	Winthrop Realty Trust	15,271	181
	Agree Realty Corp.	6,431	174
	Monmouth Real Estate
	Investment Corp. Class A	19,383	174

	AmREIT Inc.	9,494	160
	Cedar Realty Trust Inc.	27,842	136
	One Liberty Properties Inc.	6,197	132
	Whitestone REIT	8,546	121
			310,433
Real Estate Management & Development (0.9%)
*	Realogy Holdings Corp.	75,385	3,191
*	CBRE Group Inc. Class A	145,620	3,185
	Jones Lang LaSalle Inc.	22,902	1,883
*	Howard Hughes Corp.	16,443	1,680
*	Forest City Enterprises Inc.
	Class A	72,689	1,301
*	Altisource Portfolio
	Solutions SA	8,386	1,094
*	Alexander & Baldwin Inc.	22,297	802
*	St. Joe Co.	35,599	687
	Kennedy-Wilson Holdings
	Inc.	26,875	496
*	Forestar Group Inc.	17,999	359
*	Tejon Ranch Co.	8,305	247
*	Tejon Ranch Co. Warrants
	08/31/2016	1,226	5
			14,930
Thrifts & Mortgage Finance (1.5%)
	New York Community
	Bancorp Inc.	227,679	3,335
*	Ocwen Financial Corp.	59,561	3,004
	People’s United Financial
	Inc.	170,913	2,430
	Hudson City Bancorp Inc.	245,393	2,255
	Radian Group Inc.	89,415	1,212
*	MGIC Investment Corp.	165,542	1,195
	Washington Federal Inc.	53,788	1,124
	Capitol Federal Financial
	Inc.	73,075	894
	Home Loan Servicing
	Solutions Ltd.	35,963	820
	Northwest Bancshares Inc.	48,389	646
*	Nationstar Mortgage
	Holdings Inc.	11,747	584
	Astoria Financial Corp.	46,030	566
	EverBank Financial Corp.	37,753	531
*	TFS Financial Corp.	47,620	518
	Provident Financial Services
	Inc.	27,743	449
	Northfield Bancorp Inc.	29,810	358
	Brookline Bancorp Inc.	36,089	327
	Berkshire Hills Bancorp Inc.	12,907	321
	Oritani Financial Corp.	19,796	307
	TrustCo Bank Corp. NY	49,102	287
	WSFS Financial Corp.	4,288	256
	Dime Community
	Bancshares Inc.	15,569	248
	Provident New York
	Bancorp	20,555	209
*	Beneficial Mutual Bancorp
	Inc.	18,786	174
	Rockville Financial Inc.	12,717	166

		Market
		Value•
	Shares	($000)
Flagstar Bancorp Inc.	11,408	165
Federal Agricultural
Mortgage Corp.	4,774	161
* Walker & Dunlop Inc.	10,980	160
United Financial Bancorp
Inc.	9,071	142
OceanFirst Financial Corp.	7,372	120
HomeStreet Inc.	5,722	112
Territorial Bancorp Inc.	4,807	105
Westfield Financial Inc.	10,099	66
		23,247
Total Common Stocks
(Cost $1,543,221)		1,595,533
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.122%
(Cost $404)	404,000	404
Total Investments (100.0%)
(Cost $1,543,625)		1,595,937
Other Assets and Liabilities (0.0%)
Other Assets		7,823
Liabilities		(8,199)
		(376)
Net Assets (100%)		1,595,561

At August 31, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,761,247
Undistributed Net Investment Income		6,069
Accumulated Net Realized Losses		(224,067)
Unrealized Appreciation (Depreciation)		52,312
Net Assets		1,595,561

Admiral Shares—Net Assets
Applicable to 6,594,470 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		131,527
Net Asset Value Per Share—
Admiral Shares		$19.95

ETF Shares—Net Assets
Applicable to 36,787,405 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,464,034
Net Asset Value Per Share—
ETF Shares		$39.80

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	29,649
Interest[1]	1
Securities Lending	3
Total Income	29,653
Expenses
The Vanguard Group—Note B
Investment Advisory Services	139
Management and Administrative—
Admiral Shares	112
Management and Administrative—
ETF Shares	1,074
Marketing and Distribution—
Admiral Shares	18
Marketing and Distribution—
ETF Shares	258
Custodian Fees	48
Auditing Fees	29
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	47
Trustees’ Fees and Expenses	1
Total Expenses	1,727
Net Investment Income	27,926
Realized Net Gain (Loss) on
Investment Securities Sold	36,571
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	198,184
Net Increase (Decrease) in Net Assets
Resulting from Operations	262,681

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,926	15,431
Realized Net Gain (Loss)	36,571	10,193
Change in Unrealized Appreciation (Depreciation)	198,184	75,032
Net Increase (Decrease) in Net Assets Resulting from Operations	262,681	100,656
Distributions
Net Investment Income
Admiral Shares	(2,215)	(1,356)
ETF Shares	(23,000)	(12,760)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(25,215)	(14,116)
Capital Share Transactions
Admiral Shares	37,475	2,146
ETF Shares	479,646	145,660
Net Increase (Decrease) from Capital Share Transactions	517,121	147,806
Total Increase (Decrease)	754,587	234,346
Net Assets
Beginning of Period	840,974	606,628
End of Period[2]	1,595,561	840,974

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $6,069,000 and $3,354,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.05	$14.16	$13.99	$14.72	$20.38
Investment Operations
Net Investment Income	.414	. 320	. 263	. 209.389
Net Realized and Unrealized Gain (Loss)
on Investments	3.888	1.874	.150	(.715)	(5.596)
Total from Investment Operations	4.302	2.194	.413	(. 506)	(5.207)
Distributions
Dividends from Net Investment Income	(. 402)	(.304)	(. 243)	(. 224)	(. 453)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 402)	(.304)	(. 243)	(. 224)	(. 453)
Net Asset Value, End of Period	$19.95	$16.05	$14.16	$13.99	$14.72

Total Return[1]	27.13%	15.84%	2.79%	–3.52%	–25.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$132	$73	$62	$65	$74
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.16%	1.63%	1.36%	2.97%
Portfolio Turnover Rate[2]	9%	7%	10%	11%	17%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$32.03	$28.25	$27.92	$29.38	$40.66
Investment Operations
Net Investment Income	. 825.639		. 526.417		.784
Net Realized and Unrealized Gain (Loss)
on Investments[1]	7.747	3.747	. 287	(1.425)	(11.150)
Total from Investment Operations	8.572	4.386	.813	(1.008)	(10.366)
Distributions
Dividends from Net Investment Income	(.802)	(. 606)	(. 483)	(. 452)	(.914)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.802)	(. 606)	(. 483)	(. 452)	(.914)
Net Asset Value, End of Period	$39.80	$32.03	$28.25	$27.92	$29.38

Total Return	27.10%	15.87%	2.73%	–3.51%	–25.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,464	$768	$544	$464	$580
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.16%	1.63%	1.36%	3.00%
Portfolio Turnover Rate[2]	9%	7%	10%	11%	17%

1 Includes increases from redemption fees of $.00, $.00, $.00, $.01, and $.02. Effective May 23, 2012, the redemption fee was eliminated.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $199,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Financials Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $9,294,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $6,898,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $27,264,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $224,067,000 to offset future net capital gains of $27,256,000 through August 31, 2017, $129,445,000 through August 31, 2018, and $67,366,000 through August 31, 2019.

At August 31, 2013, the cost of investment securities for tax purposes was $1,543,706,000. Net unrealized appreciation of investment securities for tax purposes was $52,231,000, consisting of unrealized gains of $147,050,000 on securities that had risen in value since their purchase and $94,819,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $656,661,000 of investment securities and sold $136,127,000 of investment securities, other than temporary cash investments. Purchases and sales include $510,498,000 and $31,383,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	74,041	3,996	18,209	1,223
Issued in Lieu of Cash Distributions	1,987	111	1,184	85
Redeemed[1]	(38,553)	(2,053)	(17,247)	(1,178)
Net Increase (Decrease) —Admiral Shares	37,475	2,054	2,146	130
ETF Shares
Issued	511,402	13,606	199,891	6,618
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(31,756)	(800)	(54,231)	(1,900)
Net Increase (Decrease)—ETF Shares	479,646	12,806	145,660	4,718
1 Net of redemption fees for fiscal 2012 of $47,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

At August 31, 2013, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VHCIX	VHT
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.49%	1.49%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	293	291	2,484
Median Market Cap	$52.2B	$52.2B	$40.6B
Price/Earnings Ratio	22.7x	22.7x	18.7x
Price/Book Ratio	3.4x	3.4x	2.4x
Return on Equity	20.0%	20.0%	16.7%
Earnings Growth Rate	7.7%	7.7%	11.1%
Dividend Yield	1.6%	1.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Health Care	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.76
Beta	1.00	0.79
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Biotechnology	19.6%
Health Care Distributors	3.3
Health Care Equipment	15.6
Health Care Facilities	2.0
Health Care Services	4.6
Health Care Supplies	1.3
Health Care Technology	1.3
Life Sciences Tools & Services	4.8
Managed Health Care	7.6
Pharmaceuticals	39.9

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	Pharmaceuticals	10.7%
Pfizer Inc.	Pharmaceuticals	8.2
Merck & Co. Inc.	Pharmaceuticals	6.3
Gilead Sciences Inc.	Biotechnology	4.1
Amgen Inc.	Biotechnology	3.6
UnitedHealth Group Inc.	Managed Health
	Care	3.2
Bristol-Myers Squibb Co.	Pharmaceuticals	3.0
AbbVie Inc.	Pharmaceuticals	3.0
Celgene Corp.	Biotechnology	2.6
Medtronic Inc.	Health Care
	Equipment	2.3
Top Ten		47.0%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(1/26/2004)	Investment
Health Care Index Fund ETF Shares
Net Asset Value	30.01%	11.50%	7.62%	$20,224
Health Care Index Fund ETF Shares
Market Price	29.89	11.49	7.61	20,218
Spliced US IMI/Health Care 25/50	30.17	11.67	7.82	20,586
Health/Biotechnology Funds Average	33.79	12.85	8.86	22,586
MSCI US IMI/2500	20.12	7.78	6.51	18,320

For a benchmark description, see the Glossary.
Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(2/5/2004)	Investment
Health Care Index Fund Admiral Shares	30.00%	11.49%	7.61%	$201,642
Spliced US IMI/Health Care 25/50	30.17	11.67	7.83	205,647
MSCI US IMI/2500	20.12	7.78	6.83	188,083
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2013

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2013
			Since
			Inception
	One Year	Five Years	(1/26/2004)
Health Care Index Fund ETF Shares Market Price	29.89%	72.29%	102.18%
Health Care Index Fund ETF Shares Net Asset Value	30.01	72.31	102.24
Spliced US IMI/Health Care 25/50	30.17	73.63	105.86
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		27.53%	12.33%	7.30%
Net Asset Value		27.39	12.31	7.29
Admiral Shares	2/5/0204	27.39	12.30	7.28

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Biotechnology (19.7%)
*	Gilead Sciences Inc.	1,459,481	87,963
	Amgen Inc.	717,613	78,177
*	Celgene Corp.	399,168	55,876
*	Biogen Idec Inc.	227,063	48,369
*	Alexion Pharmaceuticals
	Inc.	186,725	20,121
*	Regeneron
	Pharmaceuticals Inc.	73,395	17,784
*	Vertex Pharmaceuticals Inc.	211,791	15,916
*	BioMarin Pharmaceutical
	Inc.	133,063	8,712
*	Onyx Pharmaceuticals Inc.	69,588	8,600
*	Pharmacyclics Inc.	55,778	6,219
*	Seattle Genetics Inc.	98,644	4,182
*	Medivation Inc.	71,831	4,061
*	Incyte Corp. Ltd.	116,914	3,962
*	Cubist Pharmaceuticals Inc.	62,197	3,941
*	Alkermes plc	122,206	3,880
*	Ariad Pharmaceuticals Inc.	176,739	3,287
*	United Therapeutics Corp.	45,108	3,199
*	Isis Pharmaceuticals Inc.	107,015	2,764
*	Alnylam Pharmaceuticals
	Inc.	53,343	2,763
*	Theravance Inc.	71,460	2,562
*	NPS Pharmaceuticals Inc.	95,980	2,409
*	Cepheid Inc.	64,182	2,296
*	Myriad Genetics Inc.	77,023	2,016
*,^	Opko Health Inc.	189,849	1,754
*	Celldex Therapeutics Inc.	77,373	1,681
*	Aegerion Pharmaceuticals
	Inc.	19,332	1,676
*	Arena Pharmaceuticals Inc.	206,461	1,323
*	ImmunoGen Inc.	81,164	1,299
*	ACADIA Pharmaceuticals
	Inc.	63,257	1,263
*	Acorda Therapeutics Inc.	36,995	1,250
*	Puma Biotechnology Inc.	23,230	1,176
*	InterMune Inc.	77,957	1,114
*	Quintiles Transnational
	Holdings Inc.	24,564	1,063
	PDL BioPharma Inc.	132,470	1,052
*	Ironwood Pharmaceuticals
	Inc. Class A	88,780	1,034
*	Clovis Oncology Inc.	15,609	1,007
*	Sarepta Therapeutics Inc.	28,817	984
*,^	MannKind Corp.	167,179	968
*	Neurocrine Biosciences Inc.	64,171	935
*,^	Exelixis Inc.	177,073	887
*	Ligand Pharmaceuticals Inc.
	Class B	17,316	833
*	Exact Sciences Corp.	67,059	776
*	Raptor Pharmaceutical Corp.	53,117	719
*	Halozyme Therapeutics Inc.	86,494	719
*	Synageva BioPharma Corp.	14,545	682
*	Infinity Pharmaceuticals Inc.	34,492	638

*	Momenta Pharmaceuticals
	Inc.	45,085	635
*	Orexigen Therapeutics Inc.	81,493	559
*	Lexicon Pharmaceuticals
	Inc.	216,508	539
*	TESARO Inc.	14,274	494
*	Sangamo Biosciences Inc.	48,843	482
*	Emergent Biosolutions Inc.	26,968	474
*	Genomic Health Inc.	14,898	470
*	Dyax Corp.	104,448	467
*	Idenix Pharmaceuticals Inc.	97,423	466
*	Immunomedics Inc.	76,180	453
*	Achillion Pharmaceuticals
	Inc.	69,386	448
	Spectrum Pharmaceuticals
	Inc.	56,617	434
*	Trius Therapeutics Inc.	31,240	427
*,^	Dendreon Corp.	150,362	427
*	Novavax Inc.	129,280	407
*	Protalix BioTherapeutics Inc.	70,066	364
*	AMAG Pharmaceuticals Inc.	15,320	362
	Intercept Pharmaceuticals
	Inc.	7,863	360
*	Curis Inc.	75,565	331
*	Progenics Pharmaceuticals
	Inc.	55,980	311
*	Merrimack Pharmaceuticals
	Inc.	86,424	292
*	Osiris Therapeutics Inc.	16,236	283
*	Synergy Pharmaceuticals Inc. 61,981		275
*	NewLink Genetics Corp.	15,769	273
*	Rigel Pharmaceuticals Inc.	84,824	267
*	KYTHERA
	Biopharmaceuticals Inc.	9,442	249
*	Synta Pharmaceuticals Corp.	38,700	228
*	Dynavax Technologies Corp. 171,846		218
*	Coronado Biosciences Inc.	22,000	179
*	Threshold Pharmaceuticals
	Inc.	41,120	179
*	Hyperion Therapeutics Inc.	7,313	178
*	Arqule Inc.	59,368	166
*	Sunesis Pharmaceuticals Inc.	27,640	133
*	Biotime Inc.	29,784	113
*	Vical Inc.	68,647	89
*	AVEO Pharmaceuticals Inc.	41,037	87
*	Forest Laboratories Inc.
	Contingent Value Rights
	Exp. 04/14/2018	8,685	8
			426,019
Health Care Equipment & Supplies (17.0%)
	Medtronic Inc.	972,266	50,315
	Abbott Laboratories	1,491,664	49,717
	Baxter International Inc.	519,978	36,170
	Covidien plc	449,945	26,727
	Stryker Corp.	289,237	19,347
	Becton Dickinson and Co.	185,992	18,112
*	Intuitive Surgical Inc.	38,428	14,853
	St. Jude Medical Inc.	271,078	13,665

*	Boston Scientific Corp.	1,290,386	13,652
	Zimmer Holdings Inc.	160,991	12,733
	CR Bard Inc.	73,238	8,413
*	Edwards Lifesciences
	Corp.	107,976	7,599
*	CareFusion Corp.	210,202	7,536
*	Varian Medical Systems
	Inc.	103,674	7,304
^	ResMed Inc.	136,202	6,434
	Cooper Cos. Inc.	46,310	6,049
	DENTSPLY International
	Inc.	136,850	5,746
*	Hologic Inc.	257,664	5,499
*	IDEXX Laboratories Inc.	51,710	4,851
*	Sirona Dental Systems Inc.	52,536	3,403
	Teleflex Inc.	39,412	3,038
*	Align Technology Inc.	62,318	2,714
	West Pharmaceutical
	Services Inc.	33,137	2,450
*	Alere Inc.	74,190	2,312
	STERIS Corp.	56,470	2,309
*	Thoratec Corp.	55,182	1,972
	Hill-Rom Holdings Inc.	57,741	1,971
*	Haemonetics Corp.	48,800	1,945
*	DexCom Inc.	67,714	1,832
*	Insulet Corp.	51,201	1,707
*	Cyberonics Inc.	26,562	1,351
	Masimo Corp.	51,907	1,284
*	Neogen Corp.	21,707	1,174
*	Volcano Corp.	51,971	1,113
*	HeartWare International
	Inc.	13,948	1,096
*	Wright Medical Group Inc.	42,012	1,011
*	NuVasive Inc.	42,153	991
*	Endologix Inc.	56,482	893
	Meridian Bioscience Inc.	39,562	890
*	ICU Medical Inc.	12,436	889
	Analogic Corp.	11,672	871
	Cantel Medical Corp.	33,582	870
*	ArthroCare Corp.	26,613	843
*	ABIOMED Inc.	35,565	838
	CONMED Corp.	26,592	827
*	Integra LifeSciences
	Holdings Corp.	20,286	824
*	Globus Medical Inc.	46,312	816
	Abaxis Inc.	20,518	804
*	Quidel Corp.	29,259	776
*	Greatbatch Inc.	22,558	766
*	NxStage Medical Inc.	50,109	619
*	Spectranetics Corp.	38,498	608
*	MAKO Surgical Corp.	37,635	563
*	Merit Medical Systems
	Inc.	39,046	500
*	Antares Pharma Inc.	104,460	460
*	Tornier NV	23,826	452
*	Accuray Inc.	68,202	451
*	Staar Surgical Co.	35,139	446
	Invacare Corp.	27,911	419

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Orthofix International NV	18,531	409
*	GenMark Diagnostics Inc.	34,643	398
*	Natus Medical Inc.	29,514	388
	Atrion Corp.	1,611	385
*	Navidea Biopharmaceuticals
	Inc.	114,538	336
*,^	Unilife Corp.	80,336	277
*	SurModics Inc.	13,971	277
*	Symmetry Medical Inc.	34,490	271
*	AngioDynamics Inc.	24,600	268
*	OraSure Technologies Inc.	52,275	250
*	PhotoMedex Inc.	11,791	193
*	RTI Surgical Inc.	51,889	173
*	Exactech Inc.	8,687	165
*	Wright Medical Group Inc.
	Rights	14,554	8
			367,618
Health Care Providers & Services (17.5%)
	UnitedHealth Group Inc.	975,941	70,014
*	Express Scripts Holding Co.	784,341	50,104
	McKesson Corp.	216,912	26,335
	WellPoint Inc.	287,515	24,479
	Aetna Inc.	361,743	22,931
	Cigna Corp.	272,879	21,473
	Cardinal Health Inc.	327,039	16,443
	Humana Inc.	150,644	13,871
	AmerisourceBergen Corp.
	Class A	220,919	12,575
	HCA Holdings Inc.	256,091	9,780
*	DaVita HealthCare Partners
	Inc.	86,107	9,257
	Quest Diagnostics Inc.	151,370	8,873
*	Laboratory Corp. of
	America Holdings	88,922	8,512
*	Henry Schein Inc.	83,250	8,412
	Universal Health Services
	Inc. Class B	86,858	5,885
	Omnicare Inc.	100,231	5,450
*	MEDNAX Inc.	48,021	4,676
*	Tenet Healthcare Corp.	99,559	3,888
	Community Health Systems
	Inc.	90,259	3,544
	Patterson Cos. Inc.	81,188	3,238
*	Health Management
	Associates Inc. Class A	248,222	3,192
*	Centene Corp.	52,095	2,977
*	WellCare Health Plans Inc.	41,666	2,653
*	HealthSouth Corp.	83,360	2,622
*	Team Health Holdings Inc.	65,782	2,528
*	Brookdale Senior Living Inc.
	Class A	94,230	2,358
*	VCA Antech Inc.	84,333	2,301
*	Health Net Inc.	75,557	2,280
	Owens & Minor Inc.	60,654	2,069
*	LifePoint Hospitals Inc.	45,406	2,054
*	MWI Veterinary Supply Inc.	11,665	1,774
*	Magellan Health Services
	Inc.	25,712	1,445
	Air Methods Corp.	33,602	1,375
	Chemed Corp.	17,983	1,252
*	Acadia Healthcare Co. Inc.	31,220	1,197
*	Amsurg Corp. Class A	30,841	1,150
	Envision Healthcare
	Holdings Inc.	41,629	1,092
*	Hanger Inc.	33,448	1,027
*	Molina Healthcare Inc.	28,260	944
*	Emeritus Corp.	38,589	842
*	BioScrip Inc.	64,712	789

*	IPC The Hospitalist Co. Inc.	15,342	789
	Kindred Healthcare Inc.	51,896	763
*	ExamWorks Group Inc.	29,853	702
*	Bio-Reference Labs Inc.	24,054	696
	Ensign Group Inc.	17,944	693
*	Vanguard Health Systems
	Inc.	29,799	624
*	Healthways Inc.	32,534	621
*	AMN Healthcare Services
	Inc.	44,466	605
*	Capital Senior Living Corp.	27,057	563
*	Amedisys Inc.	30,214	492
	Landauer Inc.	9,345	444
*	Accretive Health Inc.	45,598	428
*	Triple-S Management Corp.
	Class B	22,268	415
	National Healthcare Corp.	8,559	395
*	Corvel Corp.	11,292	372
	Select Medical Holdings
	Corp.	41,042	348
*	PharMerica Corp.	27,848	342
*	LHC Group Inc.	14,090	319
	US Physical Therapy Inc.	11,481	316
*	Gentiva Health Services
	Inc.	27,085	311
	Universal American Corp.	36,798	269
	Almost Family Inc.	7,476	141
*	National Research Corp.
	Class A	7,768	127
*	Skilled Healthcare Group
	Inc.	21,261	103
*	National Research Corp.
	Class B	1,285	37
			378,576
Health Care Technology (1.3%)
*	Cerner Corp.	295,928	13,630
*	athenahealth Inc.	35,147	3,708
*	Allscripts Healthcare
	Solutions Inc.	153,174	2,227
*	HMS Holdings Corp.	83,597	2,089
*	Medidata Solutions Inc.	22,952	2,053
*	MedAssets Inc.	52,472	1,176
	Quality Systems Inc.	42,881	887
*	Omnicell Inc.	32,919	716
*	HealthStream Inc.	19,077	632
	Computer Programs &
	Systems Inc.	10,202	561
*	Vocera Communications
	Inc.	14,116	229
*	Greenway Medical
	Technologies	14,791	202
*	Merge Healthcare Inc.	63,802	169
			28,279
Life Sciences Tools & Services (4.8%)
	Thermo Fisher Scientific
	Inc.	343,345	30,499
	Agilent Technologies Inc.	329,467	15,366
*	Life Technologies Corp.	164,827	12,265
*	Illumina Inc.	119,016	9,264
*	Waters Corp.	81,883	8,094
*	Mettler-Toledo
	International Inc.	28,922	6,370
*	Covance Inc.	53,481	4,334
	PerkinElmer Inc.	107,057	3,851
	Techne Corp.	33,362	2,586
*	PAREXEL International Corp.	54,367	2,524
*	Bio-Rad Laboratories Inc.
	Class A	19,104	2,178

*	Charles River Laboratories
	International Inc.	46,906	2,160
*	Bruker Corp.	87,754	1,759
*	Luminex Corp.	35,672	724
*	Fluidigm Corp.	22,196	454
*	Affymetrix Inc.	63,401	353
*	Sequenom Inc.	110,396	323
			103,104
Pharmaceuticals (39.7%)
	Johnson & Johnson	2,687,562	232,232
	Pfizer Inc.	6,281,158	177,192
	Merck & Co. Inc.	2,889,153	136,628
	Bristol-Myers Squibb Co.	1,571,716	65,525
	AbbVie Inc.	1,515,405	64,572
	Eli Lilly & Co.	972,852	50,005
	Allergan Inc.	283,473	25,053
*	Actavis Inc.	127,601	17,249
	Zoetis Inc.	478,228	13,940
*	Mylan Inc.	364,462	12,880
	Perrigo Co.	85,440	10,385
*	Forest Laboratories Inc.	229,487	9,760
*	Hospira Inc.	158,560	6,189
*	Endo Health Solutions Inc.	107,379	4,412
	Warner Chilcott plc
	Class A	203,874	4,373
*	Jazz Pharmaceuticals plc	47,910	4,201
*	Salix Pharmaceuticals Ltd.	58,478	3,915
	Questcor Pharmaceuticals
	Inc.	56,982	3,800
	Mallinckrodt plc	56,601	2,471
*	Medicines Co.	59,537	1,882
*	ViroPharma Inc.	62,208	1,876
*	Santarus Inc.	59,204	1,333
*	Nektar Therapeutics	104,899	1,278
*	Impax Laboratories Inc.	62,516	1,274
*	Akorn Inc.	68,903	1,238
*,^	Vivus Inc.	91,012	1,140
*	Pacira Pharmaceuticals
	Inc.	26,590	963
*	Auxilium Pharmaceuticals
	Inc.	45,559	795
*	AVANIR Pharmaceuticals
	Inc.	138,807	708
*	Optimer Pharmaceuticals
	Inc.	46,715	584
	Hi-Tech Pharmacal Co.
	Inc.	11,149	481
*	Depomed Inc.	52,487	376
*	Endocyte Inc.	25,412	365
*	Cadence Pharmaceuticals
	Inc.	56,116	306
*	Sciclone Pharmaceuticals
	Inc.	44,794	235
*	XenoPort Inc.	45,449	222
*	Sagent Pharmaceuticals
	Inc.	9,842	217
*,^	Ampio Pharmaceuticals
	Inc.	25,818	184
*	Pozen Inc.	27,428	142
*	Corcept Therapeutics Inc.	57,369	95
*,^	Supernus Pharmaceuticals
	Inc.	12,842	85
			860,561
Total Common Stocks
(Cost $1,743,614)			2,164,157

Health Care Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.122%
(Cost $3,461)	3,461,000	3,461
Total Investments (100.1%)
(Cost $1,747,075)		2,167,618
Other Assets and Liabilities (–0.1%)
Other Assets		12,817
Liabilities[2]		(15,871)
		(3,054)
Net Assets (100%)		2,164,564

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,753,516
Undistributed Net Investment Income	17,606
Accumulated Net Realized Losses	(27,101)
Unrealized Appreciation (Depreciation)	420,543
Net Assets	2,164,564

Admiral Shares—Net Assets
Applicable to 5,485,522 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	246,797
Net Asset Value Per Share—
Admiral Shares	$44.99

ETF Shares—Net Assets
Applicable to 21,322,576 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,917,767
Net Asset Value Per Share—
ETF Shares	$89.94

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,329,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $3,461,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	27,640
Interest[1]	3
Securities Lending	236
Total Income	27,879
Expenses
The Vanguard Group—Note B
Investment Advisory Services	156
Management and Administrative—
Admiral Shares	181
Management and Administrative—
ETF Shares	1,336
Marketing and Distribution—
Admiral Shares	20
Marketing and Distribution—
ETF Shares	297
Custodian Fees	29
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	78
Trustees’ Fees and Expenses	2
Total Expenses	2,128
Net Investment Income	25,751
Realized Net Gain (Loss) on
Investment Securities Sold	9,411
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	340,865
Net Increase (Decrease) in Net Assets
Resulting from Operations	376,027

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,751	16,328
Realized Net Gain (Loss)	9,411	32,362
Change in Unrealized Appreciation (Depreciation)	340,865	107,666
Net Increase (Decrease) in Net Assets Resulting from Operations	376,027	156,356
Distributions
Net Investment Income
Admiral Shares	(1,915)	(1,286)
ETF Shares	(17,154)	(12,186)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(19,069)	(13,472)
Capital Share Transactions
Admiral Shares	112,185	9,409
ETF Shares	703,392	73,028
Net Increase (Decrease) from Capital Share Transactions	815,577	82,437
Total Increase (Decrease)	1,172,535	225,321
Net Assets
Beginning of Period	992,029	766,708
End of Period[2]	2,164,564	992,029

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $17,606,000 and $10,924,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$35.18	$29.81	$24.87	$25.19	$28.68
Investment Operations
Net Investment Income	.580	.599	.533	.729[1]	.398
Net Realized and Unrealized Gain (Loss)
on Investments	9.831	5.298	4.888	(.312)	(3.524)
Total from Investment Operations	10.411	5.897	5.421	.417	(3.126)
Distributions
Dividends from Net Investment Income	(.601)	(. 527)	(.481)	(.737)	(. 364)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.601)	(. 527)	(.481)	(.737)	(. 364)
Net Asset Value, End of Period	$44.99	$35.18	$29.81	$24.87	$25.19

Total Return[2]	30.00%	20.08%	21.90%	1.41%	–10.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$247	$98	$75	$54	$111
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.69%	1.92%	1.74%	2.74%[1]	1.75%
Portfolio Turnover Rate[3]	5%	9%	9%	10%	6%

1 Net investment income per share and the ratio of net investment income to average net assets include $.30 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$70.32	$59.58	$49.72	$50.37	$57.36
Investment Operations
Net Investment Income	1.155	1.197	1.057	1.483[1]	.809
Net Realized and Unrealized Gain (Loss)
on Investments	19.663	10.592	9.782	(. 646)	(7.045)
Total from Investment Operations	20.818	11.789	10.839	. 837	(6.236)
Distributions
Dividends from Net Investment Income	(1.198)	(1.049)	(. 979)	(1.487)	(.754)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.198)	(1.049)	(. 979)	(1.487)	(.754)
Net Asset Value, End of Period	$89.94	$70.32	$59.58	$49.72	$50.37

Total Return	30.01%	20.07%	21.90%	1.40%	–10.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,918	$894	$692	$558	$554
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.69%	1.92%	1.74%	2.74%[1]	1.78%
Portfolio Turnover Rate[2]	5%	9%	9%	10%	6%

1 Net investment income per share and the ratio of net investment income to average net assets include $.62 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $263,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Health Care Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,164,149	—	8
Temporary Cash Investments	3,461	—	—
Total	2,167,610	—	8

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $8,496,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $18,647,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $917,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $27,200,000 to offset future net capital gains of $5,625,000 through August 31, 2018, and $21,575,000 through August 31, 2019.

At August 31, 2013, the cost of investment securities for tax purposes was $1,747,084,000. Net unrealized appreciation of investment securities for tax purposes was $420,534,000, consisting of unrealized gains of $435,977,000 on securities that had risen in value since their purchase and $15,443,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $927,206,000 of investment securities and sold $105,263,000 of investment securities, other than temporary cash investments. Purchases and sales include $726,746,000 and $23,958,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	150,894	3,643	20,046	610
Issued in Lieu of Cash Distributions	1,689	47	1,112	37
Redeemed[1]	(40,398)	(985)	(11,749)	(371)
Net Increase (Decrease) —Admiral Shares	112,185	2,705	9,409	276
ETF Shares
Issued	727,352	8,906	142,065	2,202
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(23,960)	(300)	(69,037)	(1,100)
Net Increase (Decrease)—ETF Shares	703,392	8,606	73,028	1,102
1 Net of redemption fees for fiscal 2012 of $54,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VINAX	VIS
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.74%	1.74%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	348	347	2,484
Median Market Cap	$29.4B	$29.4B	$40.6B
Price/Earnings Ratio	19.5x	19.5x	18.7x
Price/Book Ratio	2.9x	2.9x	2.4x
Return on Equity	17.1%	17.1%	16.7%
Earnings Growth Rate	8.3%	8.3%	11.1%
Dividend Yield	1.9%	1.9%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Industrials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.90
Beta	1.00	1.17
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aerospace & Defense	21.6%
Air Freight & Logistics	5.9
Airlines	2.4
Building Products	1.7
Construction & Engineering	2.4
Construction & Farm Machinery
& Heavy Trucks	8.6
Diversified Support Services	1.1
Electrical Components & Equipment	7.1
Environmental & Facilities Services	2.7
Human Resource & Employment Services	1.1
Industrial Conglomerates	17.8
Industrial Machinery	10.7
Railroads	6.7
Research & Consulting Services	2.3
Security & Alarm Services	1.2
Trading Companies & Distributors	2.9
Trucking	1.9
Other Industrials	1.9

Ten Largest Holdings (% of total net assets)

General Electric
Co.	Industrial Conglomerates	11.9%
United
Technologies Corp. Aerospace & Defense		4.4
Boeing Co.	Aerospace & Defense	3.7
3M Co.	Industrial Conglomerates	3.7
Union Pacific Corp.	Railroads	3.6
United Parcel
Service Inc.
Class B	Air Freight & Logistics	3.1
Honeywell
International Inc.	Aerospace & Defense	3.0
Caterpillar Inc.	Construction &
	Farm Machinery &
	Heavy Trucks	2.7
Emerson
Electric Co.	Electrical Components &
	Equipment	2.2
Danaher Corp.	Industrial Conglomerates	1.9
Top Ten		40.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(9/23/2004)	Investment
Industrials Index Fund ETF Shares
Net Asset Value	26.69%	6.76%	7.87%	$19,683
Industrials Index Fund ETF Shares
Market Price	26.59	6.75	7.87	19,679
Spliced US IMI/Industrials 25/50	26.81	6.91	7.84	19,623
Industrials Funds Average	25.28	5.83	7.57	19,190
MSCI US IMI/2500	20.12	7.78	7.37	18,871

For a benchmark description, see the Glossary.
Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(5/8/2006)	Investment
Industrials Index Fund Admiral Shares	26.70%	6.75%	4.96%	$142,448
Spliced US IMI/Industrials 25/50	26.81	6.91	5.11	144,032
MSCI US IMI/2500	20.12	7.78	5.54	148,304
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2013

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2013
			Since
			Inception
	One Year	Five Years	(9/23/2004)
Industrials Index Fund ETF Shares Market Price	26.59%	38.65%	96.79%
Industrials Index Fund ETF Shares Net Asset Value	26.69	38.69	96.83
Spliced US IMI/Industrials 25/50	26.81	39.67	96.23
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		25.15%	6.82%	7.65%
Net Asset Value		25.01	6.79	7.64
Admiral Shares	5/8/2006	25.03	6.78	4.61

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (21.6%)
	United Technologies Corp.	487,954	48,844
	Boeing Co.	402,699	41,848
	Honeywell International Inc.	417,616	33,230
	Lockheed Martin Corp.	152,860	18,713
	Precision Castparts Corp.	81,760	17,271
	General Dynamics Corp.	167,734	13,964
	Raytheon Co.	181,370	13,677
	Northrop Grumman Corp.	124,825	11,518
	Rockwell Collins Inc.	72,045	5,099
	L-3 Communications
	Holdings Inc.	50,257	4,540
	Textron Inc.	155,163	4,180
*	B/E Aerospace Inc.	58,489	3,988
	TransDigm Group Inc.	27,799	3,808
	Triumph Group Inc.	28,809	2,073
*	Hexcel Corp.	55,965	1,991
	Huntington Ingalls
	Industries Inc.	28,004	1,773
	Alliant Techsystems Inc.	17,971	1,739
	Exelis Inc.	105,018	1,545
*	Teledyne Technologies Inc.	19,824	1,530
*	Spirit Aerosystems Holdings
	Inc. Class A	66,935	1,511
*	Esterline Technologies Corp.	17,468	1,333
*	Moog Inc. Class A	22,056	1,120
*	DigitalGlobe Inc.	33,276	1,005
	Curtiss-Wright Corp.	23,550	983
	HEICO Corp. Class A	16,786	777
*	Orbital Sciences Corp.	33,475	581
	Cubic Corp.	11,186	562
	HEICO Corp.	8,983	561
	AAR Corp.	22,254	558
*	GenCorp Inc.	26,980	407
*	Taser International Inc.	28,597	333
*	Engility Holdings Inc.	9,574	322
*	Astronics Corp.	5,606	261
	American Science &
	Engineering Inc.	4,538	256
*	Aerovironment Inc.	10,554	231
	National Presto Industries
	Inc.	2,692	186
*	KEYW Holding Corp.	15,182	175
*	LMI Aerospace Inc.	6,001	73
*	Astronics Corp. Class B	406	19
			242,585
Air Freight & Logistics (5.9%)
	United Parcel Service Inc.
	Class B	404,899	34,651
	FedEx Corp.	168,191	18,057
	CH Robinson Worldwide
	Inc.	89,748	5,104
	Expeditors International of
	Washington Inc.	115,438	4,682
	UTi Worldwide Inc.	58,359	964
*	Hub Group Inc. Class A	20,619	766

*	Atlas Air Worldwide
	Holdings Inc.	14,423	666
	Forward Air Corp.	16,854	621
*	XPO Logistics Inc.	15,566	357
*	Air Transport Services
	Group Inc.	29,195	187
*	Echo Global Logistics Inc.	7,870	170
*	Pacer International Inc.	19,995	123
			66,348
Airlines (2.4%)
	Delta Air Lines Inc.	478,583	9,443
*	United Continental
	Holdings Inc.	186,663	5,312
	Southwest Airlines Co.	403,743	5,172
	Alaska Air Group Inc.	39,321	2,226
*	US Airways Group Inc.	91,451	1,478
*	Spirit Airlines Inc.	40,659	1,267
*	JetBlue Airways Corp.	133,918	824
	Allegiant Travel Co. Class A	8,526	806
	SkyWest Inc.	28,837	372
*	Republic Airways Holdings
	Inc.	27,487	307
*	Hawaiian Holdings Inc.	27,770	194
			27,401
Building Products (1.7%)
	Masco Corp.	199,285	3,770
	Fortune Brands Home &
	Security Inc.	92,150	3,395
*	Owens Corning	63,070	2,361
	AO Smith Corp.	44,293	1,863
	Lennox International Inc.	26,734	1,835
*	USG Corp.	42,414	990
*	Armstrong World Industries
	Inc.	14,838	721
	Simpson Manufacturing
	Co. Inc.	23,019	720
	Apogee Enterprises Inc.	16,127	450
	Universal Forest Products
	Inc.	11,086	415
	AAON Inc.	16,513	385
*	Trex Co. Inc.	8,606	381
	Quanex Building Products
	Corp.	20,731	345
*	Nortek Inc.	5,145	344
	Griffon Corp.	28,448	314
*	Gibraltar Industries Inc.	16,390	211
*	American Woodmark Corp.	5,713	199
			18,699
Commercial Services & Supplies (6.1%)
	Waste Management Inc.	247,892	10,025
	Tyco International Ltd.	259,261	8,566
*	Stericycle Inc.	48,227	5,428
	Republic Services Inc.
	Class A	161,831	5,261
	ADT Corp.	116,192	4,628
	Cintas Corp.	58,156	2,777
	Waste Connections Inc.	65,462	2,773
	Iron Mountain Inc.	79,856	2,060

*	Copart Inc.	63,043	2,003
	Pitney Bowes Inc.	112,660	1,839
*	Clean Harbors Inc.	32,114	1,825
	RR Donnelley & Sons Co.	101,297	1,690
	KAR Auction Services Inc.	54,085	1,441
	Covanta Holding Corp.	65,745	1,389
	Deluxe Corp.	28,362	1,116
	Rollins Inc.	36,724	909
	Healthcare Services Group
	Inc.	36,375	881
	United Stationers Inc.	21,530	856
	HNI Corp.	25,386	850
	Mine Safety Appliances Co.	17,650	849
	Herman Miller Inc.	32,813	836
*	Tetra Tech Inc.	36,258	826
	UniFirst Corp.	8,428	808
	Steelcase Inc. Class A	49,647	721
	Brink’s Co.	26,744	691
*	Mobile Mini Inc.	22,011	669
	Interface Inc. Class A	36,917	652
	ABM Industries Inc.	25,863	624
	G&K Services Inc. Class A	10,920	562
	McGrath RentCorp	13,377	442
*	Team Inc.	10,870	424
*	ACCO Brands Corp.	63,268	417
	Knoll Inc.	26,860	409
	Quad/Graphics Inc.	12,185	382
	US Ecology Inc.	9,856	277
	Ennis Inc.	14,685	261
*	Consolidated Graphics Inc.	4,614	247
	Viad Corp.	10,886	246
	Multi-Color Corp.	7,170	225
*	EnerNOC Inc.	13,638	198
*	Standard Parking Corp.	8,605	191
*	InnerWorkings Inc.	18,583	191
*	Performant Financial Corp.	15,884	172
	Kimball International Inc.
	Class B	15,633	154
	TMS International Corp.
	Class A	7,558	131
	Schawk Inc. Class A	7,237	90
*	Heritage-Crystal Clean Inc.	5,046	77
*	Swisher Hygiene Inc.	61,903	51
			68,140
Construction & Engineering (2.4%)
	Fluor Corp.	91,032	5,774
*	Jacobs Engineering Group
	Inc.	73,042	4,257
*	Quanta Services Inc.	116,937	3,057
	KBR Inc.	82,653	2,468
	URS Corp.	42,383	2,099
*	AECOM Technology Corp.	51,808	1,509
	EMCOR Group Inc.	37,479	1,409
*	Foster Wheeler AG	55,922	1,296
*	MasTec Inc.	32,201	1,024
	Granite Construction Inc.	20,650	585
*	Dycom Industries Inc.	18,480	469
*	Aegion Corp. Class A	21,929	469
	Primoris Services Corp.	18,741	421

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Tutor Perini Corp.	21,311	409
	Comfort Systems USA Inc.	20,839	315
*	MYR Group Inc.	11,812	259
	Great Lakes Dredge &
	Dock Corp.	31,914	215
*	Furmanite Corp.	21,065	189
*	Layne Christensen Co.	9,905	188
	Michael Baker Corp.	4,537	183
*	Northwest Pipe Co.	5,277	151
*	Orion Marine Group Inc.	15,260	150
	Pike Electric Corp.	13,127	146
*	Sterling Construction Co. Inc.	9,063	88
*	Ameresco Inc. Class A	10,035	86
			27,216
Electrical Equipment (7.4%)
	Emerson Electric Co.	401,646	24,247
	Eaton Corp. plc	264,333	16,738
	Rockwell Automation Inc.	78,029	7,587
	Roper Industries Inc.	55,336	6,845
	AMETEK Inc.	136,113	5,842
	Hubbell Inc. Class B	29,164	2,956
*	Sensata Technologies
	Holding NV	73,351	2,734
	Acuity Brands Inc.	23,934	2,046
	Babcock & Wilcox Co.	62,658	1,942
	EnerSys Inc.	29,738	1,525
	Regal-Beloit Corp.	23,909	1,523
	Generac Holdings Inc.	38,372	1,519
*	Polypore International Inc.	26,028	1,113
	Brady Corp. Class A	26,600	878
	General Cable Corp.	27,733	847
	Franklin Electric Co. Inc.	22,539	810
*	II-VI Inc.	29,499	569
	AZZ Inc.	14,228	534
*	GrafTech International Ltd.	67,988	532
*	SolarCity Corp.	14,727	461
	Encore Wire Corp.	11,000	415
*	Thermon Group Holdings
	Inc.	14,916	309
*	Powell Industries Inc.	5,350	282
*	Capstone Turbine Corp.	170,650	189
	Global Power Equipment
	Group Inc.	9,417	175
	Preformed Line Products
	Co.	1,381	95
*	Vicor Corp.	9,921	77
			82,790
Industrial Conglomerates (17.8%)
	General Electric Co.	5,777,269	133,686
	3M Co.	366,347	41,610
	Danaher Corp.	328,977	21,555
	Carlisle Cos. Inc.	35,511	2,365
	Raven Industries Inc.	20,281	592
			199,808
Machinery (19.2%)
	Caterpillar Inc.	367,473	30,331
	Deere & Co.	205,969	17,227
	Illinois Tool Works Inc.	239,084	17,087
	Cummins Inc.	100,727	12,410
	PACCAR Inc.	197,632	10,595
	Ingersoll-Rand plc	166,998	9,876
	Parker Hannifin Corp.	83,391	8,335
	Dover Corp.	96,016	8,166
	Stanley Black & Decker Inc.	85,958	7,329
	Pentair Ltd.	114,172	6,863
	Flowserve Corp.	79,846	4,455
	Pall Corp.	62,149	4,297
	Wabtec Corp.	53,720	3,144
	AGCO Corp.	54,344	3,074

	Snap-on Inc.	32,551	3,047
	Joy Global Inc.	59,330	2,914
	Lincoln Electric Holdings
	Inc.	44,110	2,758
	Donaldson Co. Inc.	78,000	2,749
*	WABCO Holdings Inc.	35,096	2,737
	IDEX Corp.	45,920	2,726
	Xylem Inc.	103,472	2,564
	Timken Co.	45,694	2,562
	Graco Inc.	34,211	2,377
	Nordson Corp.	32,273	2,151
*	Colfax Corp.	39,570	2,061
*	Oshkosh Corp.	44,222	1,987
*	Middleby Corp.	10,512	1,955
*	Chart Industries Inc.	16,932	1,933
	Trinity Industries Inc.	44,254	1,868
	Valmont Industries Inc.	13,447	1,815
*	Terex Corp.	62,098	1,801
	Kennametal Inc.	41,770	1,776
	SPX Corp.	23,517	1,741
	Toro Co.	32,311	1,706
	ITT Corp.	50,202	1,649
	CLARCOR Inc.	27,766	1,487
	Crane Co.	25,839	1,483
	Manitowoc Co. Inc.	70,825	1,415
	Actuant Corp. Class A	38,827	1,387
	Woodward Inc.	34,607	1,335
*	Navistar International Corp.	31,409	1,076
	Harsco Corp.	45,026	1,060
	Mueller Industries Inc.	15,720	842
	Barnes Group Inc.	25,511	798
	Watts Water Technologies
	Inc. Class A	15,282	792
*	RBC Bearings Inc.	12,816	766
*	Trimas Corp.	19,960	701
	Mueller Water Products Inc.
	Class A	88,373	667
*	EnPro Industries Inc.	11,661	664
*	Proto Labs Inc.	8,450	600
	Lindsay Corp.	7,176	546
	Briggs & Stratton Corp.	26,988	515
	Kaydon Corp.	17,964	511
	CIRCOR International Inc.	8,842	508
	Tennant Co.	9,826	505
	Albany International Corp.	14,988	484
	ESCO Technologies Inc.	14,746	452
	Titan International Inc.	26,969	438
*	Rexnord Corp.	21,844	419
*	Meritor Inc.	54,524	406
*	Federal Signal Corp.	34,766	406
*	Wabash National Corp.	38,205	398
	Hyster-Yale Materials
	Handling Inc.	5,219	395
	Standex International Corp.	7,065	377
	Astec Industries Inc.	10,822	374
	Altra Holdings Inc.	15,020	373
	Sun Hydraulics Corp.	11,770	361
	John Bean Technologies
	Corp.	16,174	354
*	Greenbrier Cos. Inc.	14,369	324
*	Blount International Inc.	27,578	320
	Gorman-Rupp Co.	8,734	305
	LB Foster Co. Class A	5,385	228
*	Columbus McKinnon Corp.	10,379	222
	Kadant Inc.	6,387	199
	American Railcar Industries
	Inc.	5,399	191
	Alamo Group Inc.	4,046	184
	Douglas Dynamics Inc.	12,446	175
	Dynamic Materials Corp.	7,625	168

*	Accuride Corp.	23,639	124
	FreightCar America Inc.	6,717	121
	Twin Disc Inc.	4,364	115
*	Commercial Vehicle Group
	Inc.	13,703	96
	Ampco-Pittsburgh Corp.	4,234	69
			215,802
Marine (0.3%)
*	Kirby Corp.	28,533	2,295
	Matson Inc.	23,876	636
			2,931
Professional Services (3.4%)
*	Verisk Analytics Inc. Class A	84,715	5,268
	Nielsen Holdings NV	126,049	4,349
	Equifax Inc.	67,348	3,980
*	IHS Inc. Class A	33,058	3,542
	Towers Watson & Co.
	Class A	36,404	2,994
	Manpowergroup Inc.	43,073	2,793
	Robert Half International Inc.	77,957	2,749
	Dun & Bradstreet Corp.	22,307	2,219
	Corporate Executive Board
	Co.	18,770	1,217
*	Advisory Board Co.	19,825	1,086
*	On Assignment Inc.	25,289	763
*	FTI Consulting Inc.	22,508	753
*	WageWorks Inc.	17,175	717
*	Huron Consulting Group Inc.	13,000	619
	Acacia Research Corp.	27,473	604
*	TrueBlue Inc.	21,363	520
	Exponent Inc.	7,405	482
*	Korn/Ferry International	27,081	480
	Insperity Inc.	12,163	388
*	Navigant Consulting Inc.	28,330	387
*	ICF International Inc.	11,049	363
	Kelly Services Inc. Class A	15,943	290
	Resources Connection Inc.	23,043	282
*	GP Strategies Corp.	10,753	271
	Kforce Inc.	15,449	251
*	RPX Corp.	15,841	248
*	Mistras Group Inc.	9,439	172
*	CBIZ Inc.	24,188	166
	Heidrick & Struggles
	International Inc.	9,171	138
*	Pendrell Corp.	58,904	113
	CDI Corp.	8,045	109
*	CRA International Inc.	5,684	102
			38,415
Road & Rail (8.7%)
	Union Pacific Corp.	260,801	40,043
	CSX Corp.	570,994	14,052
	Norfolk Southern Corp.	176,048	12,704
	Kansas City Southern	61,562	6,490
*	Hertz Global Holdings Inc.	223,677	5,375
	JB Hunt Transport Services
	Inc.	52,587	3,786
*	Genesee & Wyoming Inc.
	Class A	25,897	2,242
	Ryder System Inc.	28,995	1,612
*	Avis Budget Group Inc.	60,167	1,611
*	Old Dominion Freight Line
	Inc.	36,159	1,570
	Landstar System Inc.	26,024	1,422
	Con-way Inc.	31,462	1,309
*	Swift Transportation Co.	46,469	835
	AMERCO	4,372	715
	Werner Enterprises Inc.	24,658	568
	Knight Transportation Inc.	33,366	543
*	Saia Inc.	13,585	408

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Roadrunner Transportation
	Systems Inc.	14,607	396
	Heartland Express Inc.	26,161	364
	Arkansas Best Corp.	13,576	338
	Marten Transport Ltd.	13,940	247
	Celadon Group Inc.	12,246	222
*	Quality Distribution Inc.	13,495	124
*	Patriot Transportation
	Holding Inc.	3,514	109
			97,085
Trading Companies & Distributors (2.9%)
	WW Grainger Inc.	33,028	8,170
	Fastenal Co.	157,466	6,927
*	United Rentals Inc.	52,624	2,882
	MSC Industrial Direct Co.
	Inc. Class A	27,095	2,059
*	WESCO International Inc.	24,662	1,819
	Watsco Inc.	14,264	1,281
	Air Lease Corp. Class A	47,171	1,217
	GATX Corp.	24,903	1,127
*	MRC Global Inc.	39,864	1,047
	Applied Industrial
	Technologies Inc.	21,170	1,008
*	Beacon Roofing Supply Inc.	27,186	988
	TAL International Group Inc.	18,896	809
	Aircastle Ltd.	38,290	624
	Kaman Corp.	13,587	478
*	Rush Enterprises Inc.
	Class A	16,001	401
	H&E Equipment Services
	Inc.	16,616	400
*	DXP Enterprises Inc.	5,553	378
*	CAI International Inc.	9,261	203
*	Titan Machinery Inc.	9,921	174
	Houston Wire & Cable Co.	9,602	120
*	Edgen Group Inc.	10,233	75
			32,187
Transportation Infrastructure (0.2%)
	Macquarie Infrastructure
	Co. LLC	27,546	1,480
*	Wesco Aircraft Holdings Inc.	34,141	653
			2,133
Total Investments (100.0%)
(Cost $1,027,650)			1,121,540

Market
Value•
($000)
Other Assets and Liabilities (0.0%)
Other Assets	5,372
Liabilities	(4,922)
450
Net Assets (100%)	1,121,990

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,042,929
Undistributed Net Investment Income	7,592
Accumulated Net Realized Losses	(22,421)
Unrealized Appreciation (Depreciation)	93,890
Net Assets	1,121,990

Admiral Shares—Net Assets
Applicable to 420,042 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,164
Net Asset Value Per Share—
Admiral Shares	$43.24

ETF Shares—Net Assets
Applicable to 13,114,450 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,103,826
Net Asset Value Per Share—
ETF Shares	$84.17

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	15,067
Interest[1]	1
Securities Lending	11
Total Income	15,079
Expenses
The Vanguard Group—Note B
Investment Advisory Services	92
Management and Administrative—
Admiral Shares	14
Management and Administrative—
ETF Shares	652
Marketing and Distribution—
Admiral Shares	4
Marketing and Distribution—
ETF Shares	154
Custodian Fees	31
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	23
Trustees’ Fees and Expenses	1
Total Expenses	999
Net Investment Income	14,080
Realized Net Gain (Loss) on
Investment Securities Sold	20,861
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	116,282
Net Increase (Decrease) in Net Assets
Resulting from Operations	151,223

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,080	9,557
Realized Net Gain (Loss)	20,861	8,988
Change in Unrealized Appreciation (Depreciation)	116,282	45,835
Net Increase (Decrease) in Net Assets Resulting from Operations	151,223	64,380
Distributions
Net Investment Income
Admiral Shares	(276)	(279)
ETF Shares	(12,372)	(8,530)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(12,648)	(8,809)
Capital Share Transactions
Admiral Shares	1,287	(2,231)
ETF Shares	485,940	(22,863)
Net Increase (Decrease) from Capital Share Transactions	487,227	(25,094)
Total Increase (Decrease)	625,802	30,477
Net Assets
Beginning of Period	496,188	465,711
End of Period[2]	1,121,990	496,188

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $7,592,000 and $6,137,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$34.84	$30.89	$26.57	$23.85	$34.20
Investment Operations
Net Investment Income	.780[1]	.699	.511	.446[1]	.635
Net Realized and Unrealized Gain (Loss)
on Investments	8.382	3.878	4.248	2.619	(10.428)
Total from Investment Operations	9.162	4.577	4.759	3.065	(9.793)
Distributions
Dividends from Net Investment Income	(.762)	(. 627)	(. 439)	(. 345)	(. 557)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.762)	(. 627)	(. 439)	(. 345)	(. 557)
Net Asset Value, End of Period	$43.24	$34.84	$30.89	$26.57	$23.85

Total Return[2]	26.70%	15.03%	17.79%	12.85%	–28.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18	$14	$14	$7	$6
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.97%	1.99%	1.66%	1.69%	2.71%
Portfolio Turnover Rate[3]	6%	6%	5%	10%	8%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$67.82	$60.12	$51.71	$46.45	$66.65
Investment Operations
Net Investment Income	1.517[1]	1.360	.992	.910[1]	1.253
Net Realized and Unrealized Gain (Loss)
on Investments	16.321	7.557	8.269	5.065	(20.342)
Total from Investment Operations	17.838	8.917	9.261	5.975	(19.089)
Distributions
Dividends from Net Investment Income	(1.488)	(1.217)	(.851)	(.715)	(1.111)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.488)	(1.217)	(.851)	(.715)	(1.111)
Net Asset Value, End of Period	$84.17	$67.82	$60.12	$51.71	$46.45

Total Return	26.69%	15.04%	17.79%	12.85%	–28.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,104	$482	$451	$295	$186
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.97%	1.99%	1.66%	1.69%	2.74%
Portfolio Turnover Rate[2]	6%	6%	5%	10%	8%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $124,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Industrials Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $23,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at August 31, 2013, had unrealized appreciation of $125,000.

During the year ended August 31, 2013, the fund realized $19,047,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $8,107,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,793,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $22,419,000 to offset future net capital gains of $4,143,000 through August 31, 2017, $13,144,000 through August 31, 2018, and $5,132,000 through August 31, 2019.

At August 31, 2013, the cost of investment securities for tax purposes was $1,027,777,000. Net unrealized appreciation of investment securities for tax purposes was $93,763,000, consisting of unrealized gains of $125,668,000 on securities that had risen in value since their purchase and $31,905,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $602,312,000 of investment securities and sold $113,232,000 of investment securities, other than temporary cash investments. Purchases and sales include $554,976,000 and $69,127,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Industrials Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	7,400	182	2,574	77
Issued in Lieu of Cash Distributions	228	6	224	7
Redeemed[1]	(6,341)	(161)	(5,029)	(152)
Net Increase (Decrease) —Admiral Shares	1,287	27	(2,231)	(68)
ETF Shares
Issued	555,138	6,900	26,506	405
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(69,198)	(900)	(49,369)	(800)
Net Increase (Decrease)—ETF Shares	485,940	6,000	(22,863)	(395)
1 Net of redemption fees for fiscal 2012 of $9,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

At August 31, 2013, one shareholder was the record or beneficial owner of 37% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VITAX	VGT
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.46%	1.46%

Portfolio Characteristics
		MSCI
		US IMI/
		Information	MSCI
		Technology	US IMI/
	Fund	25/50	2500
Number of Stocks	416	416	2,484
Median Market Cap	$109.3B	$109.3B	$40.6B
Price/Earnings Ratio	18.5x	18.5x	18.7x
Price/Book Ratio	3.3x	3.3x	2.4x
Return on Equity	24.5%	24.5%	16.7%
Earnings Growth Rate	23.0%	23.0%	11.1%
Dividend Yield	1.6%	1.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Information
	Technology	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.82
Beta	1.00	1.06
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Application Software	5.8%
Communications Equipment	9.6
Computer Hardware	16.2
Computer Storage & Peripherals	3.6
Data Processing & Outsourced Services	9.5
Electronic Components	1.4
Electronic Manufacturing Services	1.6
Internet Software & Services	15.0
IT Consulting & Other Services	9.0
Semiconductor Equipment	1.6
Semiconductors	10.1
Systems Software	14.2
Other Information Technology	2.4

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer Hardware	14.0%
Microsoft Corp.	Systems Software	8.1
Google Inc.	Internet Software &
Class A	Services	7.1
International
Business	IT Consulting &
Machines Corp.	Other Services	5.9
Cisco Systems Inc.	Communications
	Equipment	3.8
Oracle Corp.	Systems Software	3.7
QUALCOMM Inc.	Communications
	Equipment	3.5
Intel Corp.	Semiconductors	3.4
Visa Inc. Class A	Data Processing &
	Outsourced Services	2.8
Facebook Inc.	Internet Software &
Class A	Services	2.1
Top Ten		54.4%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.14% for Admiral Shares and 0.14% for ETF Shares.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(1/26/2004)	Investment
Information Technology Index Fund
ETF Shares Net Asset Value	8.23%	8.67%	5.16%	$16,202
Information Technology Index Fund
ETF Shares Market Price	8.23	8.67	5.16	16,209
Spliced US IMI/Information Technology 25/50	8.38	8.86	5.35	16,485
Science and Technology Funds Average	16.31	8.38	5.40	16,559
MSCI US IMI/2500	20.12	7.78	6.51	18,320

For a benchmark description, see the Glossary.
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(3/25/2004)	Investment
Information Technology Index Fund Admiral Shares	8.24%	8.66%	6.44%	$180,151
Spliced US IMI/Information Technology 25/50	8.38	8.86	6.65	183,513
MSCI US IMI/2500	20.12	7.78	7.05	190,156
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2013

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2013
			Since
			Inception
	One Year	Five Years	(1/26/2004)
Information Technology Index Fund ETF Shares Market Price	8.23%	51.52%	62.09%
Information Technology Index Fund ETF Shares Net Asset Value	8.23	51.54	62.02
Spliced US IMI/Information Technology 25/50	8.38	52.87	64.85
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		9.00%	7.88%	4.72%
Net Asset Value		8.86	7.88	4.72
Admiral Shares	3/25/2004	8.86	7.87	6.01

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (9.6%)
	Cisco Systems Inc.	5,992,060	139,675
	QUALCOMM Inc.	1,937,232	128,400
	Motorola Solutions Inc.	274,353	15,367
*	Juniper Networks Inc.	567,594	10,728
*	F5 Networks Inc.	88,356	7,367
	Harris Corp.	122,833	6,956
*	Brocade Communications
	Systems Inc.	472,700	3,498
*	JDS Uniphase Corp.	265,326	3,404
*	ViaSat Inc.	47,993	3,059
*	Riverbed Technology Inc.	173,969	2,686
*	ARRIS Group Inc.	154,436	2,420
*	Ciena Corp.	113,829	2,267
*	Finisar Corp.	104,847	2,146
	Plantronics Inc.	48,628	2,101
*	Aruba Networks Inc.	121,393	2,019
*	Polycom Inc.	193,409	1,921
*	EchoStar Corp. Class A	45,959	1,850
	InterDigital Inc.	46,328	1,647
	ADTRAN Inc.	63,132	1,523
*	NETGEAR Inc.	43,393	1,256
*	Infinera Corp.	129,504	1,201
*	Palo Alto Networks Inc.	23,124	1,110
	Tellabs Inc.	377,814	839
*	Sonus Networks Inc.	238,510	823
*	Harmonic Inc.	114,049	806
*	Ixia	54,915	797
*	Emulex Corp.	102,083	735
*	Calix Inc.	38,661	497
	Black Box Corp.	18,339	487
	Comtech
	Telecommunications Corp.	18,788	450
*	Oplink Communications Inc.	20,528	382
*	Extreme Networks	90,440	337
*	Globecomm Systems Inc.	23,444	326
*	Procera Networks Inc.	23,091	299
*	ShoreTel Inc.	59,977	294
*	Digi International Inc.	29,137	271
*	Anaren Inc.	10,960	269
*	Symmetricom Inc.	46,540	226
	Bel Fuse Inc. Class B	9,176	165
*	Mitel Networks Corp.	20,283	91
			350,695
Computers & Peripherals (20.0%)
	Apple Inc.	1,052,431	512,586
	EMC Corp.	2,355,321	60,720
	Hewlett-Packard Co.	2,179,529	48,691
	Dell Inc.	1,674,408	23,057
	NetApp Inc.	404,409	16,799
	SanDisk Corp.	272,892	15,058
	Western Digital Corp.	238,376	14,779
	Seagate Technology plc	362,124	13,877
*	NCR Corp.	184,391	6,561
*	3D Systems Corp.	106,097	5,453
	Lexmark International Inc.
	Class A	70,604	2,412
	Diebold Inc.	67,872	1,919

*	Electronics For Imaging Inc. 52,108		1,526
*	Synaptics Inc.	36,279	1,403
*	QLogic Corp.	99,819	1,057
*	Cray Inc.	42,302	1,035
*	Fusion-io Inc.	82,743	885
*	Silicon Graphics
	International Corp.	34,154	503
*	Intermec Inc.	47,300	467
*	Super Micro Computer Inc.	35,076	450
*	Quantum Corp.	270,203	389
*	STEC Inc.	42,511	289
*	Avid Technology Inc.	35,566	192
*	Imation Corp.	37,835	158
			730,266
Electronic Equipment, Instruments &
Components (4.2%)
	Corning Inc.	1,654,821	23,234
	TE Connectivity Ltd.	465,697	22,819
	Amphenol Corp. Class A	179,267	13,583
*	Trimble Navigation Ltd.	286,850	7,243
*	Flextronics International
	Ltd.	701,563	6,300
*	Avnet Inc.	153,635	5,924
*	Arrow Electronics Inc.	117,329	5,446
	FLIR Systems Inc.	159,054	4,975
	Jabil Circuit Inc.	204,333	4,663
*	Ingram Micro Inc.	170,887	3,777
	FEI Co.	43,195	3,381
	National Instruments Corp.	111,068	3,082
	Belden Inc.	49,298	2,796
	Cognex Corp.	46,365	2,642
*	Anixter International Inc.	31,078	2,597
	Molex Inc.	75,180	2,182
	Molex Inc. Class A	87,483	2,148
*	Tech Data Corp.	42,479	2,088
	IPG Photonics Corp.	37,424	2,012
	Littelfuse Inc.	24,736	1,825
*	Vishay Intertechnology Inc.	147,297	1,804
*	Itron Inc.	44,174	1,655
	Dolby Laboratories Inc.
	Class A	52,166	1,640
*	OSI Systems Inc.	21,185	1,540
	Coherent Inc.	27,301	1,532
*	Universal Display Corp.	43,897	1,519
*	Sanmina Corp.	92,799	1,510
*	SYNNEX Corp.	31,322	1,488
*	Benchmark Electronics Inc.	60,923	1,338
*	Plexus Corp.	38,197	1,251
	MTS Systems Corp.	17,757	1,068
*	Rogers Corp.	19,110	1,060
*	ScanSource Inc.	31,383	972
	Methode Electronics Inc.	39,233	937
*	Insight Enterprises Inc.	48,735	931
*	Measurement Specialties
	Inc.	16,345	774
*	InvenSense Inc.	42,370	757
	AVX Corp.	56,822	731
*	FARO Technologies Inc.	19,191	713
	Badger Meter Inc.	15,187	685

*	Checkpoint Systems Inc.	45,953	674
*	Newport Corp.	43,810	672
*	Rofin-Sinar Technologies Inc.	29,804	670
	Park Electrochemical Corp.	22,088	588
*	TTM Technologies Inc.	60,208	574
	CTS Corp.	34,506	480
	Daktronics Inc.	40,020	428
*	DTS Inc.	20,823	418
*	RealD Inc.	50,144	411
*	Fabrinet	29,129	407
	Electro Scientific Industries
	Inc.	33,321	366
	Electro Rent Corp.	20,270	345
*	Mercury Systems Inc.	35,837	313
*	GSI Group Inc.	34,398	290
*	Maxwell Technologies Inc.	31,353	277
^	Uni-Pixel Inc.	12,860	250
*	Kemet Corp.	49,732	204
*	Zygo Corp.	13,435	186
*	Agilysys Inc.	15,752	178
*	Multi-Fineline Electronix Inc.	10,514	158
*	Aeroflex Holding Corp.	19,789	139
*	Audience Inc.	10,475	110
			154,760
Internet Software & Services (15.0%)
*	Google Inc. Class A	303,980	257,441
*	Facebook Inc. Class A	1,863,515	76,926
*	eBay Inc.	1,309,439	65,459
*	Yahoo! Inc.	1,092,328	29,624
*	LinkedIn Corp. Class A	102,723	24,658
*	Equinix Inc.	55,399	9,625
*	Akamai Technologies Inc.	199,205	9,159
*	VeriSign Inc.	169,013	8,111
*	Rackspace Hosting Inc.	131,768	5,906
*	CoStar Group Inc.	32,069	4,763
	IAC/InterActiveCorp	92,700	4,551
	MercadoLibre Inc.	37,231	4,419
*	Zillow Inc. Class A	31,727	3,060
	AOL Inc.	86,734	2,856
*	Pandora Media Inc.	127,408	2,347
	j2 Global Inc.	43,726	2,153
*	Cornerstone OnDemand Inc.	40,138	2,067
*	Dealertrack Technologies
	Inc.	48,854	1,934
*	Yelp Inc.	34,906	1,814
*	OpenTable Inc.	24,191	1,803
*	VistaPrint NV	32,917	1,752
*	ValueClick Inc.	81,178	1,718
	NIC Inc.	69,354	1,544
*	Trulia Inc.	34,097	1,416
*	Web.com Group Inc.	44,825	1,265
*	WebMD Health Corp.	39,037	1,227
*	SPS Commerce Inc.	16,908	1,054
*	comScore Inc.	35,830	1,021
*	Blucora Inc.	43,689	875
*	Liquidity Services Inc.	28,275	838
*	Bankrate Inc.	44,678	768
*	Angie’s List Inc.	35,674	748
*	LogMeIn Inc.	24,499	730

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
	United Online Inc.	92,590	727
*	Constant Contact Inc.	34,841	666
*	Envestnet Inc.	23,576	651
*	Stamps.com Inc.	15,525	650
*	Digital River Inc.	35,474	613
*	Responsys Inc.	41,569	597
*	Monster Worldwide Inc.	130,608	588
*	Perficient Inc.	35,873	579
*	Demandware Inc.	13,614	573
	EarthLink Inc.	116,125	571
*	Move Inc.	38,134	553
*	LivePerson Inc.	55,505	517
*	SciQuest Inc.	22,897	476
*	Active Network Inc.	48,280	473
*	Bazaarvoice Inc.	40,853	437
*	Dice Holdings Inc.	47,056	392
*	Internap Network Services
	Corp.	53,528	390
*	XO Group Inc.	28,852	345
*	IntraLinks Holdings Inc.	38,574	302
*	QuinStreet Inc.	30,817	268
*	Brightcove Inc.	26,453	247
*	Travelzoo Inc.	8,825	238
*	Demand Media Inc.	33,321	216
*	Vocus Inc.	22,025	204
*	Millennial Media Inc.	30,679	201
*	E2open Inc.	9,787	198
*	RealNetworks Inc.	25,354	194
	Marchex Inc. Class B	24,598	168
*	Limelight Networks Inc.	63,691	129
*	Carbonite Inc.	7,261	112
*	TechTarget Inc.	12,876	57
			545,964
IT Services (18.5%)
	International Business
	Machines Corp.	1,180,976	215,256
	Visa Inc. Class A	580,724	101,290
	Mastercard Inc. Class A	117,913	71,465
	Accenture plc Class A	728,804	52,656
	Automatic Data
	Processing Inc.	543,987	38,710
*	Cognizant Technology
	Solutions Corp. Class A	338,043	24,778
	Fidelity National Information
	Services Inc.	328,900	14,623
*	Fiserv Inc.	149,178	14,361
	Paychex Inc.	367,449	14,213
	Western Union Co.	624,682	10,951
*	Alliance Data Systems
	Corp.	55,150	10,793
*	Teradata Corp.	183,439	10,742
	Computer Sciences Corp.	168,423	8,446
*	FleetCor Technologies Inc.	73,114	7,539
*	Gartner Inc.	105,173	6,097
	Total System Services Inc.	188,655	5,220
	SAIC Inc.	326,299	4,917
	Jack Henry & Associates
	Inc.	91,676	4,575
	Global Payments Inc.	85,414	4,070
	Broadridge Financial
	Solutions Inc.	135,883	4,044
*	NeuStar Inc. Class A	73,720	3,726
*	WEX Inc.	41,317	3,307
*	Vantiv Inc. Class A	122,203	3,227
	Lender Processing Services
	Inc.	95,639	3,051
	MAXIMUS Inc.	76,597	2,873
*	CoreLogic Inc.	96,363	2,476
	DST Systems Inc.	34,396	2,455
*	VeriFone Systems Inc.	121,929	2,417
	Convergys Corp.	117,796	2,077

*	Acxiom Corp.	83,070	2,067
*	Sapient Corp.	125,334	1,874
*	Cardtronics Inc.	50,172	1,740
*	Euronet Worldwide Inc.	50,329	1,729
*	CACI International Inc.
	Class A	24,624	1,660
	Heartland Payment Systems
	Inc.	40,636	1,501
	Syntel Inc.	18,706	1,344
*	Unisys Corp.	49,419	1,243
*	ExlService Holdings Inc.	34,759	942
	Booz Allen Hamilton
	Holding Corp.	46,098	933
	CSG Systems International
	Inc.	37,985	894
*	iGATE Corp.	35,756	835
	ManTech International
	Corp. Class A	27,035	769
*	Sykes Enterprises Inc.	44,343	755
*	ServiceSource International
	Inc.	56,067	679
*	TeleTech Holdings Inc.	26,272	643
*	Global Cash Access
	Holdings Inc.	75,147	579
	Cass Information Systems
	Inc.	10,860	570
*	Virtusa Corp.	20,652	544
*	MoneyGram International
	Inc.	25,966	526
*	EPAM Systems Inc.	15,092	483
	Forrester Research Inc.	12,452	411
	Computer Task Group Inc.	16,614	297
*	CIBER Inc.	80,527	293
*	Higher One Holdings Inc.	31,438	233
			673,899
Office Electronics (0.4%)
	Xerox Corp.	1,307,947	13,053
*	Zebra Technologies Corp.	57,256	2,611
			15,664
Semiconductors & Semiconductor
Equipment (11.7%)
	Intel Corp.	5,573,425	122,504
	Texas Instruments Inc.	1,243,493	47,501
	Applied Materials Inc.	1,347,473	20,226
	Analog Devices Inc.	345,544	15,992
*	Micron Technology Inc.	1,154,950	15,673
	Broadcom Corp. Class A	584,226	14,758
	Xilinx Inc.	295,872	12,847
	Altera Corp.	358,914	12,623
	Avago Technologies Ltd.
	Class A	276,135	10,634
	KLA-Tencor Corp.	185,932	10,254
	Linear Technology Corp.	261,555	10,025
	NVIDIA Corp.	648,188	9,560
	Maxim Integrated Products
	Inc.	326,332	9,087
	Microchip Technology Inc.	221,034	8,578
*	Lam Research Corp.	182,486	8,517
*	Cree Inc.	132,279	7,340
*	Skyworks Solutions Inc.	214,276	5,434
	Marvell Technology Group
	Ltd.	445,936	5,400
*	LSI Corp.	616,142	4,566
*	ON Semiconductor Corp.	505,090	3,657
*	Atmel Corp.	480,581	3,489
*	Teradyne Inc.	214,095	3,286
*	First Solar Inc.	81,019	2,975
*	Microsemi Corp.	104,258	2,684
*	Semtech Corp.	75,527	2,245
*	Advanced Micro Devices
	Inc.	680,601	2,226

*	Cavium Inc.	57,406	2,180
*	Hittite Microwave Corp.	35,314	2,160
*	International Rectifier Corp.	77,830	1,859
	SunEdison Inc.	247,333	1,820
	Cypress Semiconductor
	Corp.	156,468	1,771
*	Silicon Laboratories Inc.	45,212	1,749
*	Fairchild Semiconductor
	International Inc. Class A	142,336	1,738
	Power Integrations Inc.	32,567	1,697
*	Cirrus Logic Inc.	71,004	1,598
*	RF Micro Devices Inc.	314,095	1,558
*	Veeco Instruments Inc.	43,841	1,540
	MKS Instruments Inc.	59,320	1,486
	Intersil Corp. Class A	143,012	1,483
*	Entegris Inc.	156,121	1,468
*	Integrated Device
	Technology Inc.	165,414	1,441
*	PMC - Sierra Inc.	227,876	1,420
*	TriQuint Semiconductor Inc.	183,095	1,381
	Monolithic Power Systems
	Inc.	37,129	1,137
	Tessera Technologies Inc.	59,159	1,085
*,^	SunPower Corp. Class A	47,649	1,024
*	Diodes Inc.	41,099	1,023
*	Freescale Semiconductor
	Ltd.	71,289	1,021
*	Rambus Inc.	119,058	971
*	Cabot Microelectronics
	Corp.	26,087	942
*	OmniVision Technologies
	Inc.	60,866	940
*	Kulicke & Soffa Industries
	Inc.	84,037	929
*	Ultratech Inc.	31,131	880
*	ATMI Inc.	35,793	879
*	GT Advanced Technologies
	Inc.	134,927	872
*	Applied Micro Circuits Corp.	76,232	820
*	Advanced Energy
	Industries Inc.	41,883	763
*	Spansion Inc. Class A	65,175	676
	Brooks Automation Inc.	74,144	652
*	Magnachip Semiconductor
	Corp.	31,677	648
*	Volterra Semiconductor
	Corp.	27,825	638
*	Lattice Semiconductor
	Corp.	131,112	624
*	Exar Corp.	44,437	543
	Micrel Inc.	54,967	506
*	Photronics Inc.	67,249	490
*	Silicon Image Inc.	85,850	465
*	Ceva Inc.	25,152	456
*	Entropic Communications
	Inc.	95,892	401
*	FormFactor Inc.	60,379	366
*	Rudolph Technologies Inc.	34,141	353
*	Nanometrics Inc.	24,600	352
*	Integrated Silicon Solution
	Inc.	31,222	325
*	Inphi Corp.	24,424	311
*	Amkor Technology Inc.	76,836	308
*	NVE Corp.	5,516	272
	Supertex Inc.	11,322	261
	Cohu Inc.	26,056	259
	IXYS Corp.	27,631	256
*,^	Rubicon Technology Inc.	19,892	243
*	Kopin Corp.	72,581	239
	Ambarella Inc.	15,068	216

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Peregrine Semiconductor
	Corp.	19,554	215
*	LTX-Credence Corp.	52,802	214
*	M/A-COM Technology
	Solutions Holdings Inc.	12,847	210
*	Pericom Semiconductor
	Corp.	24,628	173
*	Sigma Designs Inc.	36,307	172
*	Alpha & Omega
	Semiconductor Ltd.	21,955	155
*	Intermolecular Inc.	19,937	119
			424,834
Software (20.6%)
	Microsoft Corp.	8,895,133	297,097
	Oracle Corp.	4,225,197	134,615
*	Salesforce.com Inc.	628,264	30,867
*	Adobe Systems Inc.	534,471	24,452
	Intuit Inc.	316,125	20,083
	Symantec Corp.	781,112	20,004
*	Citrix Systems Inc.	209,858	14,852
*	Red Hat Inc.	212,530	10,737
	CA Inc.	356,048	10,414
*	Autodesk Inc.	251,495	9,242
*	Electronic Arts Inc.	339,351	9,040
*	ANSYS Inc.	104,584	8,783
	Activision Blizzard Inc.	501,283	8,181
*	VMware Inc. Class A	93,370	7,857
*	BMC Software Inc.	143,837	6,617
*	Synopsys Inc.	172,170	6,243
*	Nuance Communications
	Inc.	285,084	5,442
*	ServiceNow Inc.	112,749	5,286
*	Concur Technologies Inc.	53,199	5,199
*	Workday Inc. Class A	67,605	4,903
	FactSet Research Systems
	Inc.	46,830	4,793
*	Informatica Corp.	121,332	4,340
*	Ultimate Software Group
	Inc.	30,913	4,334
*	MICROS Systems Inc.	88,187	4,312
*	Cadence Design Systems
	Inc.	317,366	4,275
*	CommVault Systems Inc.	49,517	4,151
	Solera Holdings Inc.	77,186	3,984
*	TIBCO Software Inc.	174,852	3,941
*	Aspen Technology Inc.	105,153	3,515
*	PTC Inc.	134,075	3,495
*	NetSuite Inc.	33,158	3,297
*	QLIK Technologies Inc.	97,602	3,200
*	Fortinet Inc.	154,347	3,056
*	Splunk Inc.	52,063	2,874
*	SolarWinds Inc.	75,897	2,766
*	Sourcefire Inc.	34,953	2,638
	Compuware Corp.	239,033	2,550
*	Tyler Technologies Inc.	33,646	2,486
*	SS&C Technologies
	Holdings Inc.	68,121	2,411

	Mentor Graphics Corp.	107,115	2,374
*	ACI Worldwide Inc.	44,752	2,178
*	Rovi Corp.	115,942	2,079
*	Guidewire Software Inc.	45,093	2,072
	Fair Isaac Corp.	40,287	2,018
*	Verint Systems Inc.	59,169	1,961
*	Manhattan Associates Inc.	21,820	1,909
	Blackbaud Inc.	51,355	1,850
*	Zynga Inc. Class A	647,298	1,832
*	Take-Two Interactive
	Software Inc.	92,846	1,705
*	TiVo Inc.	141,515	1,651
	Advent Software Inc.	54,045	1,459
*	Progress Software Corp.	58,680	1,435
*	Synchronoss Technologies
	Inc.	35,589	1,224
*	Bottomline Technologies de
	Inc.	42,636	1,161
	Monotype Imaging Holdings
	Inc.	42,901	1,105
*	RealPage Inc.	51,592	1,068
*	Interactive Intelligence
	Group Inc.	17,914	1,055
*	Netscout Systems Inc.	39,726	987
*	Infoblox Inc.	28,131	982
*	BroadSoft Inc.	29,718	957
*,^	VirnetX Holding Corp.	48,639	941
*	MicroStrategy Inc. Class A	10,230	939
*	Imperva Inc.	17,876	844
*	PROS Holdings Inc.	24,868	816
*	Ellie Mae Inc.	27,779	807
*	Comverse Inc.	24,814	751
	Pegasystems Inc.	18,988	700
*	Tangoe Inc.	33,416	695
*	Accelrys Inc.	62,118	562
*	Proofpoint Inc.	17,284	498
*	Net 1 UEPS Technologies
	Inc.	43,511	479
	Ebix Inc.	40,227	457
	EPIQ Systems Inc.	35,340	433
*	Actuate Corp.	50,331	350
*	Seachange International Inc.	34,714	347
*	Jive Software Inc.	25,802	320
*	Qualys Inc.	15,840	317
*	Rosetta Stone Inc.	18,679	288
	ePlus Inc.	5,469	284
*	VASCO Data Security
	International Inc.	34,506	273
*,^	Vringo Inc.	82,765	259
*	Telenav Inc.	19,499	106
			750,860
Total Common Stocks
(Cost $2,995,917)			3,646,942

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.122%
(Cost $1,420)	1,420,000	1,420
Total Investments (100.0%)
(Cost $2,997,337)		3,648,362
Other Assets and Liabilities (0.0%)
Other Assets		24,744
Liabilities[2]		(24,184)
		560
Net Assets (100%)		3,648,922

At August 31, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		3,030,697
Undistributed Net Investment Income		30,032
Accumulated Net Realized Losses		(62,832)
Unrealized Appreciation (Depreciation)		651,025
Net Assets		3,648,922

Admiral Shares—Net Assets
Applicable to 3,825,659 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		152,077
Net Asset Value Per Share—
Admiral Shares		$39.75

ETF Shares—Net Assets
Applicable to 45,042,244 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,496,845
Net Asset Value Per Share—
ETF Shares		$77.63

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,284,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,420,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	49,057
Interest[1]	3
Securities Lending	226
Total Income	49,286
Expenses
The Vanguard Group—Note B
Investment Advisory Services	285
Management and Administrative—
Admiral Shares	143
Management and Administrative—
ETF Shares	2,827
Marketing and Distribution—
Admiral Shares	30
Marketing and Distribution—
ETF Shares	647
Custodian Fees	34
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—ETF Shares	132
Trustees’ Fees and Expenses	3
Total Expenses	4,131
Net Investment Income	45,155
Realized Net Gain (Loss) on
Investment Securities Sold	31,212
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	176,618
Net Increase (Decrease) in Net Assets
Resulting from Operations	252,985

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,155	22,511
Realized Net Gain (Loss)	31,212	28,330
Change in Unrealized Appreciation (Depreciation)	176,618	399,105
Net Increase (Decrease) in Net Assets Resulting from Operations	252,985	449,946
Distributions
Net Investment Income
Admiral Shares	(1,728)	(463)
ETF Shares	(30,105)	(14,955)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(31,833)	(15,418)
Capital Share Transactions
Admiral Shares	45,761	21,304
ETF Shares	750,980	385,654
Net Increase (Decrease) from Capital Share Transactions	796,741	406,958
Total Increase (Decrease)	1,017,893	841,486
Net Assets
Beginning of Period	2,631,029	1,789,543
End of Period[2]	3,648,922	2,631,029

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $30,032,000 and $16,710,000.
See accompanying Notes, which are an integral part of the Financial Statements.

73

Information Technology Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$37.17	$30.30	$25.30	$24.39	$27.28
Investment Operations
Net Investment Income	.521	. 320	. 238.146		.163[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.493	6.797	4.947	.882	(2.897)
Total from Investment Operations	3.014	7.117	5.185	1.028	(2.734)
Distributions
Dividends from Net Investment Income	(. 434)	(.247)	(.185)	(.118)	(.156)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 434)	(.247)	(.185)	(.118)	(.156)
Net Asset Value, End of Period	$39.75	$37.17	$30.30	$25.30	$24.39

Total Return[2]	8.24%	23.63%	20.46%	4.17%	–9.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$152	$95	$60	$46	$33
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.01%	0.79%	0.69%	0.82%
Portfolio Turnover Rate[3]	6%	6%	6%	9%	12%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$72.58	$59.17	$49.40	$47.64	$53.32
Investment Operations
Net Investment Income	1.011	.628	.464	. 296	.331[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.872	13.267	9.668	1.714	(5.685)
Total from Investment Operations	5.883	13.895	10.132	2.010	(5.354)
Distributions
Dividends from Net Investment Income	(. 833)	(. 485)	(. 362)	(. 250)	(. 326)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 833)	(. 485)	(. 362)	(. 250)	(. 326)
Net Asset Value, End of Period	$77.63	$72.58	$59.17	$49.40	$47.64

Total Return	8.23%	23.65%	20.48%	4.17%	–9.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,497	$2,536	$1,730	$1,137	$639
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.01%	0.79%	0.69%	0.85%
Portfolio Turnover Rate[2]	6%	6%	6%	9%	12%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $426,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Information Technology Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $25,528,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $31,256,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $5,686,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $62,826,000 to offset future net capital gains. Of this amount, $55,407,000 is subject to expiration dates; $188,000 may be used to offset future net capital gains through August 31, 2014, $612,000 through August 31, 2015, $218,000 through August 31, 2016, $14,014,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,327,000 through August 31, 2019. Capital losses of $7,419,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. Capital loss carryforwards of $63,000 expired on August 31, 2013; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At August 31, 2013, the cost of investment securities for tax purposes was $2,997,342,000. Net unrealized appreciation of investment securities for tax purposes was $651,020,000, consisting of unrealized gains of $746,509,000 on securities that had risen in value since their purchase and $95,489,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $1,043,510,000 of investment securities and sold $234,346,000 of investment securities, other than temporary cash investments. Purchases and sales include $808,095,000 and $57,830,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Information Technology Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	92,628	2,538	38,577	1,089
Issued in Lieu of Cash Distributions	1,656	46	428	14
Redeemed[1]	(48,523)	(1,313)	(17,701)	(523)
Net Increase (Decrease) —Admiral Shares	45,761	1,271	21,304	580
ETF Shares
Issued	808,844	10,901	490,428	7,306
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(57,864)	(800)	(104,774)	(1,600)
Net Increase (Decrease)—ETF Shares	750,980	10,101	385,654	5,706
1 Net of redemption fees for fiscal 2012 of $17,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

At August 31, 2013, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VMIAX	VAW
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	1.97%	1.97%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	134	134	2,484
Median Market Cap	$17.8B	$17.8B	$40.6B
Price/Earnings Ratio	20.5x	20.5x	18.7x
Price/Book Ratio	2.5x	2.5x	2.4x
Return on Equity	16.1%	16.1%	16.7%
Earnings Growth Rate	8.0%	8.0%	11.1%
Dividend Yield	2.1%	2.1%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Materials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.82
Beta	1.00	1.34
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aluminum	1.5%
Commodity Chemicals	6.2
Construction Materials	2.2
Diversified Chemicals	21.3
Diversified Metals & Mining	5.9
Fertilizers & Agricultural Chemicals	11.6
Gold	3.0
Industrial Gases	9.2
Metal & Glass Containers	3.9
Paper Packaging	5.8
Paper Products	4.4
Specialty Chemicals	17.9
Steel	6.0
Other Materials	1.1

Ten Largest Holdings (% of total net assets)

Monsanto Co.	Fertilizers &
	Agricultural Chemicals	7.6%
EI du Pont de
Nemours & Co.	Diversified Chemicals	7.6
Dow Chemical Co.	Diversified Chemicals	6.6
Praxair Inc.	Industrial Gases	5.1
Freeport-McMoRan	Diversified Metals &
Copper & Gold Inc.	Mining	4.6
LyondellBasell
Industries NV
Class A	Commodity Chemicals	4.4
Ecolab Inc.	Specialty Chemicals	3.6
PPG Industries Inc.	Diversified Chemicals	3.3
Air Products &
Chemicals Inc.	Industrial Gases	3.1
International
Paper Co.	Paper Products	2.9
Top Ten		48.8%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(1/26/2004)	Investment
Materials Index Fund ETF Shares
Net Asset Value	16.08%	3.83%	8.51%	$21,887
Materials Index Fund ETF Shares
Market Price	16.05	3.83	8.51	21,890
Spliced US IMI/Materials 25/50	16.21	3.93	8.64	22,141
Basic Materials Funds Average	5.00	–0.22	7.03	19,187
MSCI US IMI/2500	20.12	7.78	6.51	18,320

For a benchmark description, see the Glossary.
Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(2/11/2004)	Investment
Materials Index Fund Admiral Shares	16.12%	3.83%	8.11%	$210,544
Spliced US IMI/Materials 25/50	16.21	3.93	8.25	213,270
MSCI US IMI/2500	20.12	7.78	6.52	182,770
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2013

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2013
			Since
			Inception
	One Year	Five Years	(1/26/2004)
Materials Index Fund ETF Shares Market Price	16.05%	20.68%	118.90%
Materials Index Fund ETF Shares Net Asset Value	16.08	20.68	118.87
Spliced US IMI/Materials 25/50	16.21	21.23	121.41
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		13.42%	1.48%	8.10%
Net Asset Value		13.23	1.48	8.09
Admiral Shares	2/11/2004	13.27	1.47	7.69

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (66.3%)
	Monsanto Co.	729,505	71,411
	EI du Pont de Nemours
	& Co.	1,257,747	71,214
	Dow Chemical Co.	1,652,727	61,812
	Praxair Inc.	404,173	47,450
	LyondellBasell Industries
	NV Class A	589,832	41,377
	Ecolab Inc.	364,115	33,262
	PPG Industries Inc.	195,262	30,502
	Air Products & Chemicals
	Inc.	284,574	29,066
	Sherwin-Williams Co.	119,887	20,668
	Mosaic Co.	405,656	16,896
	Eastman Chemical Co.	211,725	16,091
	CF Industries Holdings Inc.	81,092	15,435
	Sigma-Aldrich Corp.	164,432	13,561
	FMC Corp.	185,886	12,382
	Celanese Corp. Class A	218,064	10,737
	Airgas Inc.	90,121	9,161
	Ashland Inc.	102,585	8,946
	International Flavors &
	Fragrances Inc.	111,310	8,795
*	WR Grace & Co.	98,611	7,923
	Albemarle Corp.	119,894	7,478
	Valspar Corp.	115,565	7,183
	Rockwood Holdings Inc.	100,702	6,431
	RPM International Inc.	181,047	6,152
	Huntsman Corp.	279,948	4,899
	Cytec Industries Inc.	54,361	4,065
	NewMarket Corp.	14,554	3,990
	Axiall Corp.	95,384	3,818
	Cabot Corp.	87,236	3,489
	PolyOne Corp.	128,981	3,485
	Scotts Miracle-Gro Co.
	Class A	59,026	3,111
*	Chemtura Corp.	134,253	2,943
	Sensient Technologies
	Corp.	68,418	2,837
	Westlake Chemical Corp.	27,482	2,781
	HB Fuller Co.	68,752	2,564
	Olin Corp.	109,710	2,534
	Minerals Technologies Inc.	47,512	2,110
	Balchem Corp.	40,616	1,944
	Tronox Ltd. Class A	84,957	1,815
	Innophos Holdings Inc.	30,010	1,470
	Stepan Co.	25,667	1,449
	Innospec Inc.	32,154	1,316
*	Flotek Industries Inc.	66,202	1,310
*	Calgon Carbon Corp.	73,923	1,271
*	OM Group Inc.	43,589	1,239
	Quaker Chemical Corp.	18,013	1,195
	Koppers Holdings Inc.	28,284	1,097
	A Schulman Inc.	40,243	1,085

^	Intrepid Potash Inc.	77,251	961
	American Vanguard Corp.	33,312	835
*	Kraton Performance
	Polymers Inc.	44,449	824
*	Ferro Corp.	111,762	821
*	LSB Industries Inc.	26,075	783
	Tredegar Corp.	30,913	691
*	Zoltek Cos. Inc.	39,676	549
*	OMNOVA Solutions Inc.	63,952	494
	Hawkins Inc.	13,073	485
	Kronos Worldwide Inc.	31,372	465
	FutureFuel Corp.	26,602	429
	Zep Inc.	26,368	371
*	Arabian American
	Development Co.	24,756	193
			619,651
Construction Materials (2.2%)
	Vulcan Materials Co.	177,556	8,487
	Martin Marietta Materials
	Inc.	62,756	6,028
	Eagle Materials Inc.	64,246	4,122
*	Texas Industries Inc.	19,480	1,143
*	Headwaters Inc.	99,838	855
*	United States Lime &
	Minerals Inc.	2,288	135
			20,770
Containers & Packaging (9.6%)
	Rock Tenn Co. Class A	98,342	10,927
	MeadWestvaco Corp.	241,688	8,664
	Ball Corp.	193,306	8,587
*	Crown Holdings Inc.	196,470	8,539
	Sealed Air Corp.	254,127	7,217
	Packaging Corp. of
	America	133,981	7,106
*	Owens-Illinois Inc.	213,454	6,060
	Avery Dennison Corp.	135,911	5,811
	Bemis Co. Inc.	140,515	5,591
	Aptargroup Inc.	91,089	5,357
	Sonoco Products Co.	138,264	5,148
	Silgan Holdings Inc.	60,941	2,875
	Berry Plastics Group Inc.	102,036	2,348
*	Graphic Packaging Holding
	Co.	261,525	2,173
	Greif Inc. Class A	34,651	1,867
	Boise Inc.	130,960	1,120
	Myers Industries Inc.	36,567	679
			90,069
Metals & Mining (17.0%)
	Freeport-McMoRan
	Copper & Gold Inc.	1,422,078	42,975
	Newmont Mining Corp.	679,517	21,588
	Nucor Corp.	434,017	19,743
	Alcoa Inc.	1,460,489	11,246

	Reliance Steel &
	Aluminum Co.	104,734	6,985
	Royal Gold Inc.	87,989	5,106
	Steel Dynamics Inc.	301,043	4,594
	Cliffs Natural Resources
	Inc.	209,113	4,364
	Allegheny Technologies Inc.	147,477	3,939
	Carpenter Technology Corp.	68,467	3,682
^	United States Steel Corp.	197,122	3,529
	Compass Minerals
	International Inc.	45,566	3,360
	Worthington Industries Inc.	72,920	2,430
	Commercial Metals Co.	151,678	2,257
*	Coeur Mining Inc.	138,672	2,002
*	Stillwater Mining Co.	161,302	1,837
	Kaiser Aluminum Corp.	25,770	1,781
	Hecla Mining Co.	467,051	1,597
*	SunCoke Energy Inc.	95,383	1,500
*	RTI International Metals Inc.	40,707	1,261
	Globe Specialty Metals Inc.	92,480	1,188
*,^	Molycorp Inc.	193,185	1,178
	AMCOL International Corp.	35,331	1,165
	Walter Energy Inc.	85,543	1,107
^	US Silica Holdings Inc.	47,080	1,106
	Schnitzer Steel Industries
	Inc.	35,486	896
*	McEwen Mining Inc.	306,159	830
	Materion Corp.	26,735	786
	Haynes International Inc.	16,937	749
*	Horsehead Holding Corp.	59,900	711
*	Allied Nevada Gold Corp.	134,631	625
*	AK Steel Holding Corp.	184,934	621
*	Century Aluminum Co.	72,396	565
	Gold Resource Corp.	47,388	398
*	AM Castle & Co.	22,083	349
	Olympic Steel Inc.	12,648	329
*	Paramount Gold and Silver
	Corp.	180,609	275
*	General Moly Inc.	82,239	136
	Noranda Aluminum Holding
	Corp.	47,587	130
			158,920
Paper & Forest Products (4.9%)
	International Paper Co.	577,571	27,267
	Domtar Corp.	46,730	3,084
*	Louisiana-Pacific Corp.	190,358	2,848
	KapStone Paper and
	Packaging Corp.	58,433	2,454
	Schweitzer-Mauduit
	International Inc.	42,782	2,450
*	Resolute Forest Products
	Inc.	129,224	1,630
	PH Glatfelter Co.	58,623	1,502
*	Clearwater Paper Corp.	27,287	1,300

Materials Index Fund

		Market
		Value•
	Shares	($000)
Deltic Timber Corp.	15,687	944
Neenah Paper Inc.	21,840	799
Wausau Paper Corp.	53,769	590
* Mercer International Inc.	53,208	364
		45,232
Total Common Stocks
(Cost $894,744)		934,642
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market
Liquidity Fund, 0.122%
(Cost $1,493)	1,493,402	1,493
Total Investments (100.2%)
(Cost $896,237)		936,135
Other Assets and Liabilities (–0.2%)
Other Assets		5,101
Liabilities[2]		(6,584)
		(1,483)
Net Assets (100%)		934,652

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	923,316
Undistributed Net Investment Income	12,443
Accumulated Net Realized Losses	(41,005)
Unrealized Appreciation (Depreciation)	39,898
Net Assets	934,652

Admiral Shares—Net Assets
Applicable to 2,996,734 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	138,859
Net Asset Value Per Share—
Admiral Shares	$46.34

ETF Shares—Net Assets
Applicable to 8,750,758 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	795,793
Net Asset Value Per Share—
ETF Shares	$90.94

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,403,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,493,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	21,265
Interest[1]	1
Securities Lending	438
Total Income	21,704
Expenses
The Vanguard Group—Note B
Investment Advisory Services	126
Management and Administrative—
Admiral Shares	138
Management and Administrative—
ETF Shares	685
Marketing and Distribution—
Admiral Shares	21
Marketing and Distribution—
ETF Shares	176
Custodian Fees	12
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	46
Trustees’ Fees and Expenses	1
Total Expenses	1,233
Net Investment Income	20,471
Realized Net Gain (Loss) on
Investment Securities Sold	26,138
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	78,706
Net Increase (Decrease) in Net Assets
Resulting from Operations	125,315

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,471	14,053
Realized Net Gain (Loss)	26,138	31,364
Change in Unrealized Appreciation (Depreciation)	78,706	(16,275)
Net Increase (Decrease) in Net Assets Resulting from Operations	125,315	29,142
Distributions
Net Investment Income
Admiral Shares	(2,309)	(2,709)
ETF Shares	(13,282)	(11,583)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(15,591)	(14,292)
Capital Share Transactions
Admiral Shares	(945)	(18,296)
ETF Shares	60,420	37,676
Net Increase (Decrease) from Capital Share Transactions	59,475	19,380
Total Increase (Decrease)	169,199	34,230
Net Assets
Beginning of Period	765,453	731,223
End of Period[2]	934,652	765,453

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $12,443,000 and $7,558,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$40.66	$39.53	$33.32	$30.68	$42.85
Investment Operations
Net Investment Income	1.014	.783	. 579	.971[1]	.622
Net Realized and Unrealized Gain (Loss)
on Investments [2]	5.464	1.151	6.551	2.128	(11.996)
Total from Investment Operations	6.478	1.934	7.130	3.099	(11.374)
Distributions
Dividends from Net Investment Income	(.798)	(. 804)	(. 920)	(. 459)	(.796)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.798)	(. 804)	(. 920)	(. 459)	(.796)
Net Asset Value, End of Period	$46.34	$40.66	$39.53	$33.32	$30.68

Total Return [3]	16.12%	5.10%	21.26%	10.07%	–25.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$139	$123	$138	$97	$90
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.32%	1.93%	1.63%	2.81%[1]	2.23%
Portfolio Turnover Rate[4]	7%	7%	14%	10%	12%

1 Net investment income per share and the ratio of net investment income to average net assets include $.417 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Includes increases from redemption fees of $.00, $.00, $.01, $.01, and $.02. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$79.81	$77.59	$65.40	$60.23	$84.27
Investment Operations
Net Investment Income	1.993	1.537	1.142	1.907[1]	1.242
Net Realized and Unrealized Gain (Loss)
on Investments [2]	10.708	2.259	12.852	4.186	(23.683)
Total from Investment Operations	12.701	3.796	13.994	6.093	(22.441)
Distributions
Dividends from Net Investment Income	(1.571)	(1.576)	(1.804)	(. 923)	(1.599)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.571)	(1.576)	(1.804)	(. 923)	(1.599)
Net Asset Value, End of Period	$90.94	$79.81	$77.59	$65.40	$60.23

Total Return	16.08%	5.09%	21.26%	10.07%	–25.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$796	$642	$593	$415	$375
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.32%	1.93%	1.63%	2.81%[1]	2.26%
Portfolio Turnover Rate[3]	7%	7%	14%	10%	12%

1 Net investment income per share and the ratio of net investment income to average net assets include $.819 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Includes increases from redemption fees of $.00, $.00, $.02, $.01, and $.03. Effective May 23, 2012, the redemption fee was eliminated.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $112,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Materials Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $23,985,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $13,078,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $2,241,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $40,910,000 to offset future net capital gains of $19,777,000 through August 31, 2018, and $21,133,000 through August 31, 2019.

At August 31, 2013, the cost of investment securities for tax purposes was $896,332,000. Net unrealized appreciation of investment securities for tax purposes was $39,803,000, consisting of unrealized gains of $174,167,000 on securities that had risen in value since their purchase and $134,364,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $206,660,000 of investment securities and sold $141,947,000 of investment securities, other than temporary cash investments. Purchases and sales include $139,175,000 and $78,892,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	30,574	686	15,095	386
Issued in Lieu of Cash Distributions	2,029	48	2,476	67
Redeemed[1]	(33,548)	(764)	(35,867)	(910)
Net Increase (Decrease) —Admiral Shares	(945)	(30)	(18,296)	(457)
ETF Shares
Issued	139,315	1,601	105,367	1,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(78,895)	(900)	(67,691)	(900)
Net Increase (Decrease)—ETF Shares	60,420	701	37,676	400
1 Net of redemption fees for fiscal 2012 of $48,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. Management has determined that no material events or transactions occurred subsequent to
August 31, 2013, that would require recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VTCAX	VOX
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	3.29%	3.29%

Portfolio Characteristics
		MSCI
		US IMI/
		Telecom	MSCI
		Services	US IMI/
	Fund	25/50	2500
Number of Stocks	33	33	2,484
Median Market Cap	$20.4B	$20.4B	$40.6B
Price/Earnings Ratio	35.8x	35.9x	18.7x
Price/Book Ratio	2.3x	2.3x	2.4x
Return on Equity	8.1%	7.9%	16.7%
Earnings Growth Rate	–12.9%	–12.2%	11.1%
Dividend Yield	3.4%	3.1%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	19%	—	—
Short-Term Reserves	–0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Telecom
	Services	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.47
Beta	1.00	0.66
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Alternative Carriers	14.1%
Integrated Telecommunication Services	62.9
Wireless Telecommunication Services	22.8
Other	0.2

Ten Largest Holdings (% of total net assets)

Verizon	Integrated
Communications	Telecommunication
Inc.	Services	22.9%
AT&T Inc.	Integrated
	Telecommunication
	Services	22.7
Crown Castle	Wireless
International Corp.	Telecommunication
	Services	4.6
CenturyLink Inc.	Integrated
	Telecommunication
	Services	4.5
SBA	Wireless
Communications	Telecommunication
Corp. Class A	Services	3.6
T-Mobile US Inc.	Wireless
	Telecommunication
	Services	2.3
tw telecom inc
Class A	Alternative Carriers	2.2
Windstream Corp.	Integrated
	Telecommunication
	Services	2.1
Level 3
Communications
Inc.	Alternative Carriers	2.0
Telephone &	Wireless
Data Systems Inc.	Telecommunication
	Services	2.0
Top Ten		68.9%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(9/23/2004)	Investment
Telecommunication Services Index Fund
ETF Shares Net Asset Value	14.78%	8.09%	8.02%	$19,923
Telecommunication Services Index Fund
ETF Shares Market Price	14.76	8.11	8.02	19,918
Spliced US IMI/Telecommunication Services
25/50	14.64	6.82	6.95	18,231
Telecommunication Funds Average	13.19	3.67	4.96	15,416
MSCI US IMI/2500	20.12	7.78	7.37	18,871

For a benchmark description, see the Glossary.
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(3/11/2005)	Investment
Telecommunication Services Index Fund
Admiral Shares	14.80%	8.09%	7.61%	$186,112
Spliced US IMI/Telecommunication Services 25/50	14.64	6.82	6.89	175,915
MSCI US IMI/2500	20.12	7.78	6.56	171,378
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2013

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2013
			Since
			Inception
	One Year	Five Years	(9/23/2004)
Telecommunication Services Index Fund ETF Shares Market Price	14.76%	47.66%	99.18%
Telecommunication Services Index Fund ETF Shares Net Asset Value	14.78	47.53	99.23
Spliced US IMI/Telecommunication Services 25/50	14.64	39.09	82.31
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		20.29%	8.12%	8.23%
Net Asset Value		20.17	8.10	8.23
Admiral Shares	3/11/2005	20.22	8.10	7.82

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Diversified Telecommunication Services (76.8%)
	Alternative Carriers (14.0%)
*	tw telecom inc Class A	411,564	11,779
*	Level 3 Communications
	Inc.	487,466	10,900
	Cogent Communications
	Group Inc.	306,407	9,508
*	Vonage Holdings Corp.	2,698,745	8,420
	Lumos Networks Corp.	531,472	8,371
*	inContact Inc.	990,290	8,051
*	Premiere Global Services
	Inc.	654,061	6,331
*	8x8 Inc.	669,742	6,195
*	Iridium Communications
	Inc.	764,037	5,111

	Integrated Telecommunication Services (62.8%)
	Verizon Communications
	Inc.	2,571,653	121,845
	AT&T Inc.	3,569,258	120,748
	CenturyLink Inc.	728,513	24,128
	Windstream Corp.	1,387,578	11,198
	Frontier Communications
	Corp.	2,501,976	10,834
	IDT Corp. Class B	480,004	7,978
	Consolidated
	Communications
	Holdings Inc.	462,303	7,711
	Atlantic Tele-Network Inc.	154,602	7,303
*	General Communication
	Inc. Class A	736,418	6,591
*	Cbeyond Inc.	847,206	5,558
*	Cincinnati Bell Inc.	1,699,452	5,081
*	Hawaiian Telcom Holdco
	Inc.	197,103	4,890
			408,531

Wireless Telecommunication Services (22.8%)
* Crown Castle International
Corp.	349,916	24,291
* SBA Communications
Corp. Class A	256,609	19,246
* T-Mobile US Inc.	524,394	12,244
Telephone & Data
Systems Inc.	393,104	10,885
Sprint Corp.	1,508,671	10,123
* Leap Wireless
International Inc.	578,655	8,784
Shenandoah
Telecommunications Co.	460,044	7,890
^,* NII Holdings Inc.	1,049,607	6,277
United States Cellular
Corp.	140,876	6,027
USA Mobility Inc.	411,279	5,807
NTELOS Holdings Corp.	297,376	4,942
* Boingo Wireless Inc.	650,162	4,649
		121,165
Total Common Stocks
(Cost $552,991)		529,696
Temporary Cash Investment (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market
Liquidity Fund, 0.122%
(Cost $2,214)	2,214,000	2,214
Total Investments (100.0%)
(Cost $555,205)		531,910
Other Assets and Liabilities (0.0%)
Other Assets		9,183
Liabilities[3]		(9,181)
		2
Net Assets (100%)		531,912

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	588,402
Undistributed Net Investment Income	16,755
Accumulated Net Realized Losses	(49,949)
Unrealized Appreciation (Depreciation)
Investment Securities	(23,295)
Futures Contracts	(1)
Net Assets	531,912

Admiral Shares—Net Assets
Applicable to 526,847 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	21,086
Net Asset Value Per Share—
Admiral Shares	$40.02

ETF Shares—Net Assets
Applicable to 6,503,838 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	510,826
Net Asset Value Per Share—
ETF Shares	$78.54

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,346,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,575,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends[1]	24,604
Interest[1]	1
Securities Lending	601
Total Income	25,206
Expenses
The Vanguard Group—Note B
Investment Advisory Services	84
Management and Administrative—
Admiral Shares	20
Management and Administrative—
ETF Shares	426
Marketing and Distribution—
Admiral Shares	4
Marketing and Distribution—
ETF Shares	133
Custodian Fees	6
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	48
Trustees’ Fees and Expenses	1
Total Expenses	750
Net Investment Income	24,456
Realized Net Gain (Loss)
Investment Securities Sold[1]	61,834
Futures Contracts	(7)
Realized Net Gain (Loss)	61,827
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(18,058)
Futures Contracts	(1)
Change in Unrealized Appreciation
(Depreciation)	(18,059)
Net Increase (Decrease) in Net Assets
Resulting from Operations	68,224

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,456	14,049
Realized Net Gain (Loss)	61,827	26,443
Change in Unrealized Appreciation (Depreciation)	(18,059)	11,185
Net Increase (Decrease) in Net Assets Resulting from Operations	68,224	51,677
Distributions
Net Investment Income
Admiral Shares	(678)	(546)
ETF Shares	(16,305)	(13,066)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,983)	(13,612)
Capital Share Transactions
Admiral Shares	(347)	(1,898)
ETF Shares	(62,644)	96,968
Net Increase (Decrease) from Capital Share Transactions	(62,991)	95,070
Total Increase (Decrease)	(11,750)	133,135
Net Assets
Beginning of Period	543,662	410,527
End of Period[2]	531,912	543,662

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $137,000, $1,000, and ($5,925,000), respectively.
2 Net Assets—End of Period includes undistributed net investment income of $16,755,000 and $9,282,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$36.09	$33.18	$29.22	$25.77	$31.58
Investment Operations
Net Investment Income	1.906*	1.082[1]	1.077	1.024[1]	.840[1]
Net Realized and Unrealized Gain (Loss)
on Investments	3.284	2.845	3.853	3.183	(5.977)
Total from Investment Operations	5.190	3.927	4.930	4.207	(5.137)
Distributions
Dividends from Net Investment Income	(1.260)	(1.017)	(. 970)	(.757)	(. 673)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.260)	(1.017)	(. 970)	(.757)	(. 673)
Net Asset Value, End of Period	$40.02	$36.09	$33.18	$29.22	$25.77

Total Return[2]	14.80%	12.33%	16.87%	16.40%	–15.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21	$19	$20	$14	$12
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	4.56%*	3.24%	3.60%	3.60%	3.39%
Portfolio Turnover Rate[3]	19%	28%	21%	23%	25%

* Net investment income per share and the ratio of net investment income to average net assets include $.359 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc.
in May 2013.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$70.82	$65.11	$57.34	$50.58	$62.05
Investment Operations
Net Investment Income	3.734*	2.105[1]	2.118	1.981[1]	1.602[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.455	5.614	7.557	6.290	(11.699)
Total from Investment Operations	10.189	7.719	9.675	8.271	(10.097)
Distributions
Dividends from Net Investment Income	(2.469)	(2.009)	(1.905)	(1.511)	(1.373)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.469)	(2.009)	(1.905)	(1.511)	(1.373)
Net Asset Value, End of Period	$78.54	$70.82	$65.11	$57.34	$50.58

Total Return	14.78%	12.33%	16.87%	16.39%	–15.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$511	$524	$391	$241	$147
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	4.56%*	3.24%	3.60%	3.60%	3.42%
Portfolio Turnover Rate[2]	19%	28%	21%	23%	25%

* Net investment income per share and the ratio of net investment income to average net assets include $.704 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc.
in May 2013.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

Telecommunication Services Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $69,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	529,696	—	—
Temporary Cash Investments	2,214	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	531,909	—	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2013	15	1,223	(1)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $62,803,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Telecommunication Services Index Fund

For tax purposes, at August 31, 2013, the fund had $17,070,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $3,688,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $49,950,000 to offset future net capital gains. Of this amount, $45,285,000 is subject to expiration dates; $7,492,000 may be used to offset future net capital gains through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019. Capital losses of $4,665,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryfowards.

At August 31, 2013, the cost of investment securities for tax purposes was $555,205,000. Net unrealized depreciation of investment securities for tax purposes was $23,295,000, consisting of unrealized gains of $28,146,000 on securities that had risen in value since their purchase and $51,441,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2013, the fund purchased $331,058,000 of investment securities and sold $388,802,000 of investment securities, other than temporary cash investments. Purchases and sales include $221,041,000 and $284,698,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	5,668	146	2,972	90
Issued in Lieu of Cash Distributions	598	17	473	15
Redeemed[1]	(6,613)	(172)	(5,343)	(164)
Net Increase (Decrease) —Admiral Shares	(347)	(9)	(1,898)	(59)
ETF Shares
Issued	222,108	2,900	210,586	3,202
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(284,752)	(3,800)	(113,618)	(1,800)
Net Increase (Decrease)—ETF Shares	(62,644)	(900)	96,968	1,402
1 Net of redemption fees for fiscal 2012 of $4,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

At August 31, 2013, one shareholder was the record or beneficial owner of 36% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

H. The fund invested in a company that was considered to be an affiliated company of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

		Current Period Transactions
	Aug. 31, 2012		Proceeds from		Aug. 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alaska Communications Systems
Group Inc.	5,896	1,880	6,771	137	—

I. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Admiral	ETF
	Shares	Shares
Ticker Symbol	VUIAX	VPU
Expense Ratio[1]	0.14%	0.14%
30-Day SEC Yield	3.77%	3.77%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	79	79	2,484
Median Market Cap	$15.7B	$15.7B	$40.6B
Price/Earnings Ratio	21.4x	21.4x	18.7x
Price/Book Ratio	1.6x	1.6x	2.4x
Return on Equity	10.8%	10.8%	16.7
Earnings Growth Rate	–1.8%	–1.8%	11.1%
Dividend Yield	3.9%	3.9%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.11
Beta	1.00	0.26
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Electric Utilities	52.6%
Gas Utilities	7.8
Independent Power Producers &
Energy Traders	4.3
Multi-Utilities	32.8
Water Utilities	2.5

Ten Largest Holdings (% of total net assets)

Duke Energy Corp.	Electric Utilities	7.9%
Southern Co.	Electric Utilities	6.2
NextEra Energy Inc.	Electric Utilities	5.8
Dominion Resources Inc.	Multi-Utilities	5.8
Exelon Corp.	Electric Utilities	4.5
American Electric
Power Co. Inc.	Electric Utilities	3.6
Sempra Energy	Multi-Utilities	3.3
PG&E Corp.	Multi-Utilities	3.1
PPL Corp.	Electric Utilities	3.1
Consolidated Edison Inc.	Multi-Utilities	2.8
Top Ten		46.1%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
			Since	Final Value
			Inception	of a $10,000
	One Year	Five Years	(1/26/2004)	Investment
Utilities Index Fund ETF Shares
Net Asset Value	8.82%	4.79%	8.86%	$22,585
Utilities Index Fund ETF Shares
Market Price	8.79	4.79	8.86	22,582
Spliced US IMI/Utilities 25/50	8.98	4.98	9.07	23,006
Utility Funds Average	10.53	3.40	8.25	21,394
MSCI US IMI/2500	20.12	7.78	6.51	18,320

For a benchmark description, see the Glossary.
Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(4/28/2004)	Investment
Utilities Index Fund Admiral Shares	8.83%	4.79%	9.05%	$224,690
Spliced US IMI/Utilities 25/50	8.98	4.98	9.28	229,058
MSCI US IMI/2500	20.12	7.78	6.99	187,917
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Utilities Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2013

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2013
			Since
			Inception
	One Year	Five Years	(1/26/2004)
Utilities Index Fund ETF Shares Market Price	8.79%	26.39%	125.82%
Utilities Index Fund ETF Shares Net Asset Value	8.82	26.39	125.85
Spliced US IMI/Utilities 25/50	8.98	27.48	130.06
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		8.76%	3.54%	9.14%
Net Asset Value		8.74	3.52	9.14
Admiral Shares	4/28/2004	8.78	3.52	9.35

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (52.5%)
Duke Energy Corp.	2,060,031	135,138
Southern Co.	2,540,593	105,739
NextEra Energy Inc.	1,239,543	99,610
Exelon Corp.	2,498,102	76,167
American Electric Power
Co. Inc.	1,418,729	60,722
PPL Corp.	1,728,985	53,080
FirstEnergy Corp.	1,220,775	45,742
Edison International	903,465	41,460
Xcel Energy Inc.	1,451,385	40,523
Northeast Utilities	918,371	37,626
Entergy Corp.	520,157	32,889
OGE Energy Corp.	578,860	20,382
Pinnacle West Capital
Corp.	321,112	17,427
NV Energy Inc.	686,773	16,105
Pepco Holdings Inc.	725,182	13,735
ITC Holdings Corp.	152,661	13,570
Westar Energy Inc.	370,775	11,535
Great Plains Energy Inc.	448,383	9,828
Cleco Corp.	176,304	7,962
Hawaiian Electric
Industries Inc.	287,412	7,188
IDACORP Inc.	146,462	7,011
Portland General Electric
Co.	220,730	6,359
UIL Holdings Corp.	147,861	5,583
UNS Energy Corp.	120,951	5,531
PNM Resources Inc.	232,317	5,090
ALLETE Inc.	104,865	4,950
El Paso Electric Co.	117,282	4,034
MGE Energy Inc.	67,370	3,511
Empire District Electric
Co.	124,535	2,636
Otter Tail Corp.	95,320	2,505
Unitil Corp.	38,300	1,078
		894,716
Gas Utilities (7.9%)
ONEOK Inc.	601,667	30,950
AGL Resources Inc.	345,179	15,171
National Fuel Gas Co.	207,390	13,538
UGI Corp.	332,134	13,020
Questar Corp.	510,619	11,193
Atmos Energy Corp.	264,145	10,658
Piedmont Natural Gas
Co. Inc.	220,266	7,106

	Southwest Gas Corp.	135,247	6,327
	WGL Holdings Inc.	150,799	6,294
	South Jersey Industries
	Inc.	93,291	5,388
	New Jersey Resources
	Corp.	121,789	5,247
	Laclede Group Inc.	86,923	3,871
	Northwest Natural Gas Co.	78,528	3,223
	Chesapeake Utilities Corp.	28,146	1,469
			133,455
Independent Power Producers &
Energy Traders (4.3%)
	NRG Energy Inc.	941,528	24,715
	AES Corp.	1,852,754	23,548
*	Calpine Corp.	1,063,538	20,558
*	Dynegy Inc.	131,231	2,550
	Ormat Technologies Inc.	46,294	1,161
*	Genie Energy Ltd. Class B	42,617	363
			72,895
Multi-Utilities (32.8%)
	Dominion Resources Inc.	1,686,218	98,391
	Sempra Energy	675,455	57,022
	PG&E Corp.	1,290,667	53,382
	Consolidated Edison Inc.	854,921	48,072
	Public Service Enterprise
	Group Inc.	1,476,932	47,882
	DTE Energy Co.	507,811	33,957
	Wisconsin Energy Corp.	667,668	27,401
	CenterPoint Energy Inc.	1,188,464	27,252
	NiSource Inc.	910,907	26,653
	Ameren Corp.	708,351	23,949
	CMS Energy Corp.	779,175	20,672
	SCANA Corp.	386,693	18,608
	Alliant Energy Corp.	323,915	16,069
	MDU Resources Group
	Inc.	523,308	13,972
	Integrys Energy Group Inc.	230,907	12,912
	TECO Energy Inc.	602,994	9,968
	Vectren Corp.	239,915	7,821
	Black Hills Corp.	123,077	5,910
	Avista Corp.	174,896	4,595
	NorthWestern Corp.	108,931	4,376
			558,864
Water Utilities (2.5%)
	American Water Works
	Co. Inc.	518,827	21,137
	Aqua America Inc.	410,581	12,469
	American States Water Co.	56,221	2,957

California Water Service
Group	139,316	2,779
SJW Corp.	40,863	1,069
Connecticut Water Service
Inc.	32,059	977
Middlesex Water Co.	46,345	928
York Water Co.	37,805	738
		43,054
Total Investments (100.0%)
(Cost $1,685,058)		1,702,984
Other Assets and Liabilities (0.0%)
Other Assets		13,574
Liabilities		(13,383)
		191
Net Assets (100%)		1,703,175

At August 31, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,697,047
Undistributed Net Investment Income		11,468
Accumulated Net Realized Losses		(23,266)
Unrealized Appreciation (Depreciation)		17,926
Net Assets		1,703,175

Admiral Shares—Net Assets
Applicable to 8,511,180 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		347,233
Net Asset Value Per Share—
Admiral Shares		$40.80

ETF Shares—Net Assets
Applicable to 16,675,002 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,355,942
Net Asset Value Per Share—
ETF Shares		$81.32

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	64,174
Interest[1]	1
Securities Lending	1
Total Income	64,176
Expenses
The Vanguard Group—Note B
Investment Advisory Services	188
Management and Administrative—
Admiral Shares	350
Management and Administrative—
ETF Shares	1,255
Marketing and Distribution—
Admiral Shares	59
Marketing and Distribution—
ETF Shares	342
Custodian Fees	31
Auditing Fees	28
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	72
Trustees’ Fees and Expenses	2
Total Expenses	2,328
Net Investment Income	61,848
Realized Net Gain (Loss) on
Investment Securities Sold	59,137
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	13,075
Net Increase (Decrease) in Net Assets
Resulting from Operations	134,060

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	61,848	50,857
Realized Net Gain (Loss)	59,137	89,158
Change in Unrealized Appreciation (Depreciation)	13,075	(5,594)
Net Increase (Decrease) in Net Assets Resulting from Operations	134,060	134,421
Distributions
Net Investment Income
Admiral Shares	(12,363)	(9,610)
ETF Shares	(49,213)	(37,308)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(61,576)	(46,918)
Capital Share Transactions
Admiral Shares	22,541	73,251
ETF Shares	143,996	254,287
Net Increase (Decrease) from Capital Share Transactions	166,537	327,538
Total Increase (Decrease)	239,021	415,041
Net Assets
Beginning of Period	1,464,154	1,049,113
End of Period[2]	1,703,175	1,464,154

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $11,468,000 and $11,196,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$38.99	$36.40	$32.60	$30.73	$39.26
Investment Operations
Net Investment Income	1.529	1.452	1.344	1.293[1]	1.251
Net Realized and Unrealized Gain (Loss)
on Investments	1.838	2.539	3.783	1.782	(8.530)
Total from Investment Operations	3.367	3.991	5.127	3.075	(7.279)
Distributions
Dividends from Net Investment Income	(1.557)	(1.401)	(1.327)	(1.205)	(1.251)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.557)	(1.401)	(1.327)	(1.205)	(1.251)
Net Asset Value, End of Period	$40.80	$38.99	$36.40	$32.60	$30.73

Total Return[2]	8.83%	11.22%	16.09%	10.20%	–18.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$347	$310	$218	$153	$81
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.28%
Ratio of Net Investment Income to
Average Net Assets	3.72%	3.93%	3.99%	4.07%	4.28%
Portfolio Turnover Rate[3]	7%	5%	6%	8%	10%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$77.69	$72.52	$64.93	$61.24	$78.22
Investment Operations
Net Investment Income	3.043	2.880	2.678	2.554[1]	2.512
Net Realized and Unrealized Gain (Loss)
on Investments	3.675	5.080	7.551	3.550	(16.978)
Total from Investment Operations	6.718	7.960	10.229	6.104	(14.466)
Distributions
Dividends from Net Investment Income	(3.088)	(2.790)	(2.639)	(2.414)	(2.514)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.088)	(2.790)	(2.639)	(2.414)	(2.514)
Net Asset Value, End of Period	$81.32	$77.69	$72.52	$64.93	$61.24

Total Return	8.82%	11.20%	16.09%	10.18%	–18.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,356	$1,154	$831	$581	$364
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.72%	3.93%	3.99%	4.07%	4.31%
Portfolio Turnover Rate[2]	7%	5%	6%	8%	10%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at the fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $216,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Utilities Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $58,868,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $12,317,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $271,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $23,264,000 to offset future net capital gains. Of this amount, $21,748,000 is subject to expiration dates; $515,000 may be used to offset future net capital gains through August 31, 2015, $2,910,000 through August 31, 2017, $14,961,000 through August 31, 2018, and $3,362,000 through August 31, 2019. Capital losses of $1,516,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2013, the cost of investment securities for tax purposes was $1,685,060,000. Net unrealized appreciation of investment securities for tax purposes was $17,924,000, consisting of unrealized gains of $131,535,000 on securities that had risen in value since their purchase and $113,611,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $551,180,000 of investment securities and sold $384,360,000 of investment securities, other than temporary cash investments. Purchases and sales include $403,542,000 and $260,734,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	139,755	3,494	100,256	2,653
Issued in Lieu of Cash Distributions	9,195	232	6,770	182
Redeemed[1]	(126,409)	(3,159)	(33,775)	(893)
Net Increase (Decrease) —Admiral Shares	22,541	567	73,251	1,942
ETF Shares
Issued	404,847	5,016	605,694	7,804
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(260,851)	(3,200)	(351,407)	(4,400)
Net Increase (Decrease)—ETF Shares	143,996	1,816	254,287	3,404
1 Net of redemption fees for fiscal 2012 of $68,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2013

Special 2013 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	($000)
Consumer Discretionary Index Fund	9,221
Consumer Staples Index Fund	36,378
Energy Index Fund	41,100
Financials Index Fund	16,542
Health Care Index Fund	19,069
Industrials Index Fund	12,648
Information Technology Index Fund	31,833
Materials Index Fund	15,591
Telecommunication Services Index Fund	16,983
Utilities Index Fund	61,576

Fund	Percentage
Consumer Discretionary Index Fund	100.0%
Consumer Staples Index Fund	100.0
Energy Index Fund	100.0
Financials Index Fund	61.7
Health Care Index Fund	100.0
Industrials Index Fund	100.0
Information Technology Index Fund	100.0
Materials Index Fund	97.7
Telecommunication Services Index Fund	99.5
Utilities Index Fund	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2013
			Since
			Inception
	One Year	Five Years	(1/26/2004)
Consumer Discretionary Index Fund ETF Shares
Returns Before Taxes	30.47%	15.73%	7.84%
Returns After Taxes on Distributions	30.18	15.48	7.67
Returns After Taxes on Distributions and Sale of Fund Shares	17.67	12.71	6.37

			Since
			Inception
	One Year	Five Years	(1/26/2004)
Consumer Staples Index Fund ETF Shares
Returns Before Taxes	16.43%	10.82%	9.64%
Returns After Taxes on Distributions	15.93	10.42	9.31
Returns After Taxes on Distributions and Sale of Fund Shares	10.08	8.68	7.95

			Since
			Inception
	One Year	Five Years	(9/23/2004)
Energy Index Fund ETF Shares
Returns Before Taxes	14.85%	2.88%	11.52%
Returns After Taxes on Distributions	14.53	2.63	11.31
Returns After Taxes on Distributions and Sale of Fund Shares	8.93	2.27	9.58

			Since
			Inception
	One Year	Five Years	(1/26/2004)
Financials Index Fund ETF Shares
Returns Before Taxes	27.10%	1.75%	–0.32%
Returns After Taxes on Distributions	26.39	1.29	–0.74
Returns After Taxes on Distributions and Sale of Fund Shares	15.76	1.28	–0.17

			Since
			Inception
	One Year	Five Years	(1/26/2004)
Health Care Index Fund ETF Shares
Returns Before Taxes	30.01%	11.50%	7.62%
Returns After Taxes on Distributions	29.69	11.18	7.40
Returns After Taxes on Distributions and Sale of Fund Shares	17.43	9.19	6.19

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2013
			Since
			Inception
	One Year	Five Years	(9/23/2004)
Industrials Index Fund ETF Shares
Returns Before Taxes	26.69%	6.76%	7.87%
Returns After Taxes on Distributions	26.30	6.46	7.64
Returns After Taxes on Distributions and Sale of Fund Shares	15.70	5.33	6.41

			Since
			Inception
	One Year	Five Years	(1/26/2004)
Information Technology Index Fund ETF Shares
Returns Before Taxes	8.23%	8.67%	5.16%
Returns After Taxes on Distributions	8.04	8.54	5.06
Returns After Taxes on Distributions and Sale of Fund Shares	4.98	6.87	4.13

			Since
			Inception
	One Year	Five Years	(1/26/2004)
Materials Index Fund ETF Shares
Returns Before Taxes	16.08%	3.83%	8.51%
Returns After Taxes on Distributions	15.76	3.49	8.21
Returns After Taxes on Distributions and Sale of Fund Shares	9.65	3.03	7.00

			Since
			Inception
	One Year	Five Years	(9/23/2004)
Telecommunication Services Index Fund ETF Shares
Returns Before Taxes	14.78%	8.09%	8.02%
Returns After Taxes on Distributions	14.20	7.60	7.61
Returns After Taxes on Distributions and Sale of Fund Shares	9.32	6.47	6.58

			Since
			Inception
	One Year	Five Years	(1/26/2004)
Utilities Index Fund ETF Shares
Returns Before Taxes	8.82%	4.79%	8.86%
Returns After Taxes on Distributions	8.01	4.15	8.30
Returns After Taxes on Distributions and Sale of Fund Shares	5.94	3.87	7.38

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemptions, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2013
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$1,153.70	$0.76
	ETF	1,000.00	1,153.84	0.76
Consumer Staples	Admiral	$1,000.00	$1,063.45	$0.73
	ETF	1,000.00	1,063.52	0.73
Energy	Admiral	$1,000.00	$1,050.94	$0.72
	ETF	1,000.00	1,050.98	0.72
Financials	Admiral	$1,000.00	$1,093.57	$0.74
	ETF	1,000.00	1,093.26	0.74
Health Care	Admiral	$1,000.00	$1,152.70	$0.76
	ETF	1,000.00	1,152.78	0.76
Industrials	Admiral	$1,000.00	$1,086.43	$0.74
	ETF	1,000.00	1,086.49	0.74
Information Technology	Admiral	$1,000.00	$1,093.23	$0.74
	ETF	1,000.00	1,093.07	0.74
Materials	Admiral	$1,000.00	$1,053.18	$0.72
	ETF	1,000.00	1,053.16	0.72
Telecommunication Services	Admiral	$1,000.00	$1,097.64	$0.74
	ETF	1,000.00	1,097.69	0.74
Utilities	Admiral	$1,000.00	$1,022.71	$0.71
	ETF	1,000.00	1,022.57	0.71
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,024.50	$0.71
	ETF	1,000.00	1,024.50	0.71
Consumer Staples	Admiral	$1,000.00	$1,024.50	$0.71
	ETF	1,000.00	1,024.50	0.71
Energy	Admiral	$1,000.00	$1,024.50	$0.71
	ETF	1,000.00	1,024.50	0.71
Financials	Admiral	$1,000.00	$1,024.50	$0.71
	ETF	1,000.00	1,024.50	0.71
Health Care	Admiral	$1,000.00	$1,024.50	$0.71
	ETF	1,000.00	1,024.50	0.71
Industrials	Admiral	$1,000.00	$1,024.50	$0.71
	ETF	1,000.00	1,024.50	0.71
Information Technology	Admiral	$1,000.00	$1,024.50	$0.71
	ETF	1,000.00	1,024.50	0.71
Materials	Admiral	$1,000.00	$1,024.50	$0.71
	ETF	1,000.00	1,024.50	0.71
Telecommunication Services	Admiral	$1,000.00	$1,024.50	$0.71
	ETF	1,000.00	1,024.50	0.71
Utilities	Admiral	$1,000.00	$1,024.50	$0.71
	ETF	1,000.00	1,024.50	0.71

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.14% for the Consumer Discretionary Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the
Consumer Staples Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Energy Index Fund Admiral Shares and 0.14%
for the ETF Shares; 0.14% for the Financials Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Health Care Index
Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Industrials Index Fund Admiral Shares and 0.14% for the ETF Shares;
0.14% for the Information Technology Index Fund Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Materials Index Fund
Admiral Shares and 0.14% for the ETF Shares; 0.14% for the Telecommunication Services Index Fund Admiral Shares and 0.14% for the
ETF Shares; 0.14% for the Utilities Index Fund Admiral Shares and 0.14% for the ETF Shares. The dollar amounts shown as “Expenses
Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Consumer Discretionary Index Fund, Consumer Staples Index Fund, Energy Index Fund, Financials Index Fund, Health Care Index Fund, Industrials Index Fund, Information Technology Index Fund, Materials Index Fund, Telecommunication Services Index Fund, and Utilities Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced US IMI/Consumer Discretionary 25/50. MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

Spliced US IMI/Consumer Staples 25/50. MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Spliced US IMI/Energy 25/50. MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.

Spliced US IMI/Financials 25/50. MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/ Financials 25/50 thereafter.

Spliced US IMI/Health Care 25/50. MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.

Spliced US IMI/Industrials 25/50. MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/ Industrials 25/50 thereafter.

Spliced US IMI/Information Technology 25/50. MSCI US IMI/Information Technology Index through February 26, 2010; MSCI US IMI/Information Technology 25/50 Index thereafter.

Spliced US IMI/Materials 25/50. MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/ Materials 25/50 thereafter.

Spliced US IMI/Telecommunication Services 25/50. MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.

Spliced US IMI/Utilities 25/50. MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/ Utilities 25/50 thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated The independent board members have distinguished backgrounds in and managed in your best interests since, as a shareholder, you are a part business, academia, and public service. Each of the trustees and executive owner of the fund. Your fund’s trustees also serve on the board of directors officers oversees 181 Vanguard funds. of The Vanguard Group, Inc., which is owned by the Vanguard funds and The following table provides information for each trustee and executive provides services to them on an at-cost basis. officer of the fund. More information about the trustees is in the Statement A majority of Vanguard’s board members are independent, meaning that of Additional Information, which can be obtained, without charge, by they have no affiliation with Vanguard or the funds they oversee, apart from contacting Vanguard at 800-662-7447, or online at vanguard.com. the sizable personal investments they have made as private individuals.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five
Years: Chairman of the Board of The Vanguard Group,
Inc., and of each of the investment companies served
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive
Chief Staff and Marketing Officer for North America
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and
services); Executive in Residence and 2010
Distinguished Minett Professor at the Rochester
Institute of Technology; Director of SPX Corporation
(multi-industry manufacturing), the United Way of
Rochester, Amerigroup Corporation (managed health
care), the University of Rochester Medical Center,
Monroe Community College Foundation, and North
Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
Principal Occupation(s) During the Past Five Years:
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),
and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for
Communication and the Graduate School of Education
of the University of Pennsylvania; Member of the
National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Vice President and Chief Global Diversity Officer
(retired 2008) and Member of the Executive

Committee (1997–2008) of Johnson & Johnson
(pharmaceuticals/medical devices/consumer
products); Director of Skytop Lodge Corporation
(hotels), the University Medical Center at Princeton,
the Robert Wood Johnson Foundation, and the Center
for Talent Innovation; Member of the Advisory Board
of the Maxwell School of Citizenship and Public
Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2009) of Cummins
Inc. (industrial machinery); Chairman of the Board of
Hillenbrand, Inc. (specialized consumer services) and
of Oxfam America; Director of SKF AB (industrial
machinery) and the Lumina Foundation for Education;
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the
Kellogg Institute for International Studies, both at
the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years: Senior
Vice President and Chief Financial Officer at IBM
(information technology services); Fiduciary Member
of IBM’s Retirement Plan Committee.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years: Chief
Investment Officer and Vice President at the University
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;
Director of TIFF Advisory Services, Inc. (investment
advisor); Member of the Investment Advisory
Committees of the Financial Industry Regulatory
Authority (FINRA) and of Major League Baseball.

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George
Gund Professor of Finance and Banking at the Harvard
Business School (retired 2011); Chief Investment
Officer and Managing Partner of HighVista Strategies
LLC (private investment firm); Director of Rand
Merchant Bank; Overseer of the Museum of Fine
Arts Boston.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO
Industries, Inc. (housewares/lignite) and of Hyster-Yale
Materials Handling, Inc. (forklift trucks); Director of
the National Association of Manufacturers; Chairman
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to
the Norris Cotton Cancer Center.

Executive Officers
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group; Assistant Controller of each of the investment
companies served by The Vanguard Group
(2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group; Treasurer of each of
the investment companies served by The Vanguard
Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008.
Principal Occupation(s) During the Past Five Years:
Principal of The Vanguard Group, Inc.; Treasurer of
each of the investment companies served by The
Vanguard Group; Assistant Treasurer of each of
the investment companies served by The Vanguard
Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Managing
Director of The Vanguard Group, Inc.; General Counsel
of The Vanguard Group; Secretary of The Vanguard
Group and of each of the investment companies
served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Vanguard Senior ManagementTeam
Mortimer J. Buckley	Chris D. McIsaac
Kathleen C. Gubanich	Michael S. Miller
Paul A. Heller	James M. Norris
Martha G. King	Glenn W. Reed
John T. Marcante

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting vanguard.com/proxyreporting or
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during

This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
either vanguard.com/proxyreporting or sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by the	You can review and copy information about your fund
fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and	available on the SEC’s website, and you can receive
MSCI bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the prospectus	request in either of two ways: via e-mail addressed to
or the Statement of Additional Information contains a more	publicinfo@sec.gov or via regular mail addressed to the
detailed description of the limited relationship MSCI has	Public Reference Section, Securities and Exchange
with The Vanguard Group and any related funds.	Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4830 102013

Annual Report | August 31, 2013

Vanguard Extended Duration Treasury
Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	11
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
Institutional Shares	3.82%	2.71%	-24.01%	-21.30%
Institutional Plus Shares (Inception: 8/28/2013)	3.84	—	—	1.34
ETF Shares	3.80
Market Price				-21.14
Net Asset Value				-21.34
Barclays U.S. Treasury STRIPS 20–30 Year Equal
Par Bond Index				-20.48
General U.S. Treasury Funds Average				-7.03
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Extended Duration Treasury Index Fund
Institutional Shares	$39.55	$28.85	$1.148	$1.490
Institutional Plus Shares
(Inception: 8/28/2013)	71.46	72.42	0.000	0.000
ETF Shares	131.02	95.57	3.779	4.936

1

Chairman’s Letter

Dear Shareholder,

Fiscal 2013, which ended on August 31, was characterized by generally rising yields and falling prices (bond yields and prices move in opposite directions). The bond market was unsettled by fears that the Federal Reserve might begin winding down its aggressive economic stimulus program.

As you know, changes in interest rates have their greatest impact on the longest-term bonds because of their higher duration, or sensitivity to such changes. Vanguard Extended Duration Treasury Index Fund is no exception: Its duration of 25.0 years (and average maturity of 25.4 years) was the underlying reason for the –21.30% fiscal-year return for Institutional Shares. The fund’s income return of 2.71% only slightly mitigated the overall decline.

Large swings in performance aren’t unusual for such a long-maturity fund. As you may recall, the fund returned 37.90% in fiscal 2012, in an opposite environment of declining yields. In that case, there was double-barreled demand for Treasury securities, from what was then a new round of bond-buying by the Fed as well as investors’ search for a safe haven in response to Europe’s debt crisis.

Despite these swings, the fund’s sensitivity to changes in interest rates makes it an attractive option for certain investors, such as managers of defined benefit pension plans. Pension plans that practice “liability-driven investing” seek to closely match the value of their long-term

2

liabilities, which are also sensitive to interest rate changes, with that of their investment assets, whether interest rates are rising or falling.

Longest maturities were hit hardest as the bond market retreated

While longer-term bonds were in double-digit negative territory for most of the fiscal year, the impact of rising rates had a more muted impact on investment-grade bonds in general. The overall bond market maintained slightly positive returns through the first eight months before reversing course in May, following comments by the Federal Reserve that it might scale back its stimulative bond-buying program. The broad U.S. taxable bond market returned –2.47% for the period, and municipal bonds –3.70%.

In contrast to the hubbub in the bond arena, returns for money market funds and savings accounts were minuscule as the Fed’s target for short-term rates remained between 0% and 0.25%.

Stocks posted robust results despite setbacks at the finish

U.S. stocks advanced about 20% in the 12 months ended August 31 despite slipping in June and August. Through most of the fiscal year, stocks surged as the economy continued to show modest growth and investors appeared more receptive to risk.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

CPI
Consumer Price Index	1.52%	2.32%	1.32%

3

Much of the stock market’s recent weakness was linked to fears about the Federal Reserve’s future plans. Heightened strife in the Middle East also contributed to anxiety in global markets.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks were virtually flat as economic growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign debt analyst in Vanguard’s Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Yields rose higher, pressuring bond returns

The rising-yield environment of fiscal 2013 got its start shortly before the period began, as yields bounced back from low points in midsummer 2012. The benchmark 10-year Treasury note, for example, had dipped below 1.50%—a record. By mid-fiscal year, at the end of February, the yield had risen to 1.88%. By fiscal year-end, as of August 31, it had jumped to 2.76%. (The yield of 30-year Treasury bonds rose from 3.09% to 3.72% over the same time frame.)

Expense Ratios

	Institutional	Institutional	ETF
	Shares	Plus Shares	Shares
Extended Duration Treasury Index Fund	0.10%	0.08%	0.12%

The fund expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2013, the fund’s expense ratios were 0.10% for Institutional Shares, 0.08% for Institutional Plus Shares
(annualized since inception, August 28), and 0.12% for ETF Shares.

4

As of August 31, the SEC yield of the Extended Duration Treasury Index Fund’s Institutional Shares stood at 3.82%, up from 2.74% a year earlier.

The steady rise in yields accelerated beginning in May, creating consternation in some quarters of the bond markets. This followed in the wake of hints and then more expansive comments from the Fed that it might begin scaling back its bond-buying program earlier than originally thought. Because the nation’s central bank is such a large presence in the bond market, investors feared that its reduced demand would lower prices and crimp returns. As a result, some sold bonds, which reduced prices and raised yields.

We can expect the fund’s future results to continue to be influenced by the actions of the Federal Reserve and investors’ perceptions of them. Of course, peering into the future is fraught with uncertainty, and the unprecedented steps taken by the Fed (and other central banks) have left us sailing in uncharted waters. What does seem certain is that the timing of the Fed’s actions will be determined by the evolving state of the U.S. economy.

Skill and low expense ratios led to close benchmark tracking

Since its inception in 2007, the Extended Duration Treasury Index Fund has successfully accomplished its managers’ mission: to capture the performance of the fund’s benchmark index minus a small amount for normal operating expenses.

Total Returns
Inception Through August 31, 2013
Average
Annual Return
Extended Duration Treasury Index Fund Institutional Shares (Returns since inception:
11/28/2007)	6.56%
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	6.97
General U.S. Treasury Funds Average	4.88
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund’s advisor—Vanguard Fixed Income Group—uses sophisticated portfolio construction and trading techniques developed and refined by Vanguard over the many years that we’ve been a premier provider of index funds.

A by-product of benchmark tracking is the temporary greater-than-expense-ratio divergences between the fund and index that can occur because the two value securities at slightly different times toward the end of the day. In fiscal 2013, for example, the fund’s return fell short of its benchmark, the Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, which returned –20.48%. Typically, these positive or negative deviations correct themselves over time.

Market-timing by any other name is still an ill-advised pursuit

Many investors in the fund are shareholders for the long haul. But during times like these, investors with portfolios of both stocks and bonds naturally ponder whether they should reposition their bond holdings to avoid the further pain of rising interest rates. Should they shift to shorter-duration bonds, for example, or even into cash, and wait things out on the sidelines?

While it’s understandable to want to sidestep potential losses, preparing your portfolio for higher interest rates is essentially an attempt to time the market, and that’s no easier with bonds than it is with stocks. This point was highlighted in a recent Vanguard report on rates and bonds: “Interest rate movements rarely conform to expectations. . .Just because interest rates are low doesn’t mean they can’t go lower or that they must go higher.” (You can find the full report, Risk of Loss: Should the Prospect of Rising Rates Push Investors from High-Quality Bonds? at vanguard.com/research.)

The report’s conclusion will sound familiar to many Vanguard investors: Avoid the temptation to make abrupt adjustments to your asset allocation. The authors also remind investors that bonds remain one of the best diversifiers of equity market risk. Treasuries are particularly sought after during periods of stress, and bonds “will likely provide downside protection to balanced investors over the long term.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 12, 2013

6

Extended Duration Treasury Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
		Institutional
	Institutional	Plus	ETF
	Shares	Shares	Shares
Ticker Symbol	VEDTX	VEDIX	EDV
Expense Ratio[1]	0.10%	0.08%	0.12%
30-Day SEC Yield	3.82%	3.84%	3.80%

Financial Attributes

		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index

Number of Bonds	65	63

Yield to Maturity
(before expenses)	3.8%	3.8%

Average Coupon	0.0%	0.0%

Average Duration	25.0 years	24.7 years

Average Effective
Maturity	25.4 years	25.2 years

Short-Term
Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	0.99
Beta	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
20 - 30 Years	100.0%

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.10% for Institutional Shares, 0.08% for Institutional Plus Shares (annualized since inception, August 28), and 0.12% for ETF Shares.

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 6, 2007, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/6/2007)	Investment

	Extended Duration Treasury Index
	Fund ETF Shares Net Asset Value	-21.34%	7.47%	6.91%	$14,666
	Extended Duration Treasury Index
	Fund ETF Shares Market Price	-21.14	7.47	6.97	14,715
	Barclays U.S. Treasury STRIPS 20–30
••••••••	Year Equal Par Bond Index	-20.48	7.89	7.42	15,078

– – – –	General U.S. Treasury Funds Average	-7.03	4.98	5.01	13,239

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

8

Extended Duration Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2013

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/28/2007)	Investment
Extended Duration Treasury Index Fund
Institutional Shares	-21.30%	7.51%	6.56%	$7,171,573
Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index	-20.48	7.89	6.97	7,367,190
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard.

Cumulative Returns of ETF Shares: December 6, 2007, Through August 31, 2013

			Since
	One	Five	Inception
	Year	Years	(12/6/2007)
Extended Duration Treasury Index Fund ETF Shares
Market Price	-21.14%	43.37%	47.15%
Extended Duration Treasury Index Fund ETF Shares
Net Asset Value	-21.34	43.38	46.66
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par
Bond Index	-20.48	46.16	50.78
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Fiscal-Year Total Returns (%): December 6, 2007, Through August 31, 2013
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-21.34	-20.48

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

9

Extended Duration Treasury Index Fund

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Institutional Shares	11/28/2007	-14.16%	9.19%	3.92%	3.88%	7.80%
Fee-Adjusted Returns		-14.59	9.09			7.71
ETF Shares	12/6/2007
Market Price		-14.28	9.25			8.18
Net Asset Value		-14.17	9.17			8.17

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

10

Extended Duration Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.1%)
U.S. Government Securities (100.1%)
United States Treasury Strip Coupon	0.000%	8/15/33	570	269
United States Treasury Strip Coupon	0.000%	11/15/33	23,260	10,836
United States Treasury Strip Coupon	0.000%	2/15/34	24,750	11,416
United States Treasury Strip Coupon	0.000%	5/15/34	24,025	10,977
United States Treasury Strip Coupon	0.000%	8/15/34	24,005	10,845
United States Treasury Strip Coupon	0.000%	11/15/34	25,475	11,388
United States Treasury Strip Coupon	0.000%	2/15/35	24,645	10,905
United States Treasury Strip Coupon	0.000%	5/15/35	23,675	10,367
United States Treasury Strip Coupon	0.000%	8/15/35	24,190	10,483
United States Treasury Strip Coupon	0.000%	11/15/35	24,845	10,660
United States Treasury Strip Coupon	0.000%	2/15/36	21,725	9,226
United States Treasury Strip Coupon	0.000%	5/15/36	21,950	9,229
United States Treasury Strip Coupon	0.000%	8/15/36	22,000	9,144
United States Treasury Strip Coupon	0.000%	11/15/36	22,605	9,295
United States Treasury Strip Coupon	0.000%	2/15/37	24,190	9,850
United States Treasury Strip Coupon	0.000%	5/15/37	24,000	9,675
United States Treasury Strip Coupon	0.000%	8/15/37	19,940	7,954
United States Treasury Strip Coupon	0.000%	11/15/37	22,125	8,729
United States Treasury Strip Coupon	0.000%	2/15/38	21,135	8,241
United States Treasury Strip Coupon	0.000%	5/15/38	23,200	8,956
United States Treasury Strip Coupon	0.000%	8/15/38	19,210	7,328
United States Treasury Strip Coupon	0.000%	11/15/38	22,300	8,418
United States Treasury Strip Coupon	0.000%	2/15/39	21,600	8,061
United States Treasury Strip Coupon	0.000%	5/15/39	21,650	8,011
United States Treasury Strip Coupon	0.000%	8/15/39	24,795	9,083
United States Treasury Strip Coupon	0.000%	11/15/39	25,125	9,104
United States Treasury Strip Coupon	0.000%	2/15/40	22,950	8,221
United States Treasury Strip Coupon	0.000%	5/15/40	24,885	8,815
United States Treasury Strip Coupon	0.000%	8/15/40	23,150	8,112
United States Treasury Strip Coupon	0.000%	11/15/40	25,855	8,954
United States Treasury Strip Coupon	0.000%	2/15/41	23,650	8,111
United States Treasury Strip Coupon	0.000%	5/15/41	23,500	7,968
United States Treasury Strip Coupon	0.000%	8/15/41	29,500	9,885
United States Treasury Strip Coupon	0.000%	11/15/41	24,200	8,012
United States Treasury Strip Coupon	0.000%	2/15/42	27,165	8,894
United States Treasury Strip Coupon	0.000%	5/15/42	28,660	9,276

11

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	8/15/42	20,000	6,398
United States Treasury Strip Coupon	0.000%	11/15/42	24,000	7,599
United States Treasury Strip Coupon	0.000%	2/15/43	8,850	2,773
United States Treasury Strip Coupon	0.000%	5/15/43	1,450	449
United States Treasury Strip Coupon	0.000%	8/15/43	50	15
United States Treasury Strip Principal	0.000%	2/15/36	21,570	9,299
United States Treasury Strip Principal	0.000%	2/15/37	18,850	7,758
United States Treasury Strip Principal	0.000%	5/15/37	21,050	8,568
United States Treasury Strip Principal	0.000%	2/15/38	22,200	8,745
United States Treasury Strip Principal	0.000%	5/15/38	23,145	9,019
United States Treasury Strip Principal	0.000%	2/15/39	21,405	8,059
United States Treasury Strip Principal	0.000%	5/15/39	21,235	7,933
United States Treasury Strip Principal	0.000%	8/15/39	24,795	9,192
United States Treasury Strip Principal	0.000%	11/15/39	23,125	8,457
United States Treasury Strip Principal	0.000%	2/15/40	23,335	8,444
United States Treasury Strip Principal	0.000%	5/15/40	22,400	8,010
United States Treasury Strip Principal	0.000%	8/15/40	24,660	8,698
United States Treasury Strip Principal	0.000%	11/15/40	23,155	8,084
United States Treasury Strip Principal	0.000%	2/15/41	23,935	8,293
United States Treasury Strip Principal	0.000%	5/15/41	29,305	10,028
United States Treasury Strip Principal	0.000%	8/15/41	30,720	10,354
United States Treasury Strip Principal	0.000%	11/15/41	30,945	10,306
United States Treasury Strip Principal	0.000%	2/15/42	36,425	11,972
United States Treasury Strip Principal	0.000%	5/15/42	29,285	9,515
United States Treasury Strip Principal	0.000%	8/15/42	37,205	11,938
United States Treasury Strip Principal	0.000%	11/15/42	40,425	12,854
United States Treasury Strip Principal	0.000%	2/15/43	32,195	10,124
United States Treasury Strip Principal	0.000%	5/15/43	31,550	9,825
United States Treasury Strip Principal	0.000%	8/15/43	2,200	678
Total U.S. Government and Agency Obligations (Cost $561,714)				558,085

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $131)	0.122%		131,327	131
Total Investments (100.1%) (Cost $561,845)				558,216
Other Assets and Liabilities (-0.1%)
Other Assets				14,935
Liabilities				(15,575)
				(640)
Net Assets (100%)				557,576

12

Extended Duration Treasury Index Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	548,945
Undistributed Net Investment Income	3,473
Accumulated Net Realized Gains	8,787
Unrealized Appreciation (Depreciation)	(3,629)
Net Assets	557,576

Institutional Shares—Net Assets
Applicable to 12,988,078 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	374,667
Net Asset Value Per Share—Institutional Shares	$28.85

Institutional Plus Shares—Net Assets
Applicable to 348,097 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	25,211
Net Asset Value Per Share—Institutional Plus Shares	$72.42

ETF Shares—Net Assets
Applicable to 1,650,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	157,698
Net Asset Value Per Share—ETF Shares	$95.57

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Interest[1]	19,974
Total Income	19,974
Expenses
The Vanguard Group—Note B
Investment Advisory Services	46
Management and Administrative—Institutional Shares	262
Management and Administrative—Institutional Plus Shares	—
Management and Administrative—ETF Shares	118
Marketing and Distribution—Institutional Shares	123
Marketing and Distribution—Institutional Plus Shares	—
Marketing and Distribution—ETF Shares	49
Custodian Fees	3
Auditing Fees	31
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	11
Trustees’ Fees and Expenses	1
Total Expenses	644
Net Investment Income	19,330
Realized Net Gain (Loss) on Investment Securities Sold	35,848
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(201,751)
Net Increase (Decrease) in Net Assets Resulting from Operations	(146,573)
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,330	20,709
Realized Net Gain (Loss)	35,848	64,175
Change in Unrealized Appreciation (Depreciation)	(201,751)	124,196
Net Increase (Decrease) in Net Assets Resulting from Operations	(146,573)	209,080
Distributions
Net Investment Income
Institutional Shares	(14,467)	(15,180)
Institutional Plus Shares	—	—
ETF Shares	(5,507)	(5,340)
Realized Capital Gain[1]
Institutional Shares	(17,505)	(10,632)
Institutional Plus Shares	—	—
ETF Shares	(6,910)	(4,033)
Total Distributions	(44,389)	(35,185)
Capital Share Transactions
Institutional Shares	(75,761)	41,905
Institutional Plus Shares	24,878	—
ETF Shares	10,289	44,042
Net Increase (Decrease) from Capital Share Transactions	(40,594)	85,947
Total Increase (Decrease)	(231,556)	259,842
Net Assets
Beginning of Period	789,132	529,290
End of Period[2]	557,576	789,132
1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $7,603,000 and $7,473,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $3,473,000 and $4,117,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$39.55	$30.19	$31.18	$30.69	$29.52
Investment Operations
Net Investment Income	1.121	1.084	1.127[1]	1.173[1]	1.273[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(9.183)	10.162	(.948)	3.796	1.221
Total from Investment Operations	(8.062)	11.246	.179	4.969	2.494
Distributions
Dividends from Net Investment Income	(1.148)	(1.101)	(1.101)	(1.134)	(1.324)
Distributions from Realized Capital Gains	(1.490)	(.785)	(.068)	(3.345)	—
Total Distributions	(2.638)	(1.886)	(1.169)	(4.479)	(1.324)
Net Asset Value, End of Period	$28.85	$39.55	$30.19	$31.18	$30.69

Total Return[3]	-21.30%	37.92%	1.33%	20.84%	8.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$375	$586	$409	$286	$151
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.17%	3.08%	4.42%	4.41%	3.93%
Portfolio Turnover Rate[4]	31%	47%	22%	24%	39%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $0.03, $0.05, $0.02, $0.00, and $0.01.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares
August 28, 2013[1] to
For a Share Outstanding Throughout the Period	August 31, 2013
Net Asset Value, Beginning of Period[1]	$71.46
Investment Operations
Net Investment Income	—
Net Realized and Unrealized Gain (Loss) on Investments[2]	.960
Total from Investment Operations	.960
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$72.42

Total Return	1.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25
Ratio of Total Expenses to Average Net Assets	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	3.19%[3]
Portfolio Turnover Rate[4]	31%

1 Inception.
2 Includes increases from purchase fees of $0.07.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$131.02	$100.09	$103.39	$101.91	$98.11
Investment Operations
Net Investment Income	3.695	3.566	3.723[1]	3.921[1]	4.317[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(30.430)	33.594	(3.168)	12.419	3.880
Total from Investment Operations	(26.735)	37.160	.555	16.340	8.197
Distributions
Dividends from Net Investment Income	(3.779)	(3.628)	(3.630)	(3.752)	(4.397)
Distributions from Realized Capital Gains	(4.936)	(2.602)	(.225)	(11.108)	—
Total Distributions	(8.715)	(6.230)	(3.855)	(14.860)	(4.397)
Net Asset Value, End of Period	$95.57	$131.02	$100.09	$103.39	$101.91

Total Return	-21.34%	37.90%	1.33%	20.80%	7.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$158	$203	$120	$176	$46
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.15%	3.06%	4.40%	4.39%	3.90%
Portfolio Turnover Rate[3]	31%	47%	22%	24%	39%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $0.10, $0.18, $0.07, $0.01, and $0.02.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares and ETF Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

19

Extended Duration Treasury Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	558,085	—
Temporary Cash Investments	131	—	—
Total	131	558,085	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $15,836,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $10,648,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $3,633,000 of ordinary income and $10,418,000 of long-term capital gains available for distribution.

At August 31, 2013, the cost of investment securities for tax purposes was $563,291,000. Net unrealized depreciation of investment securities for tax purposes was $5,075,000, consisting of unrealized gains of $31,940,000 on securities that had risen in value since their purchase and $37,015,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $274,831,000 of investment securities and sold $360,231,000 of investment securities, other than temporary cash investments. Total purchases and sales include $82,475,000 and $72,347,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

20

Extended Duration Treasury Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[1]	125,693	3,650	230,424	6,632
Issued in Lieu of Cash Distributions	30,751	901	24,832	684
Redeemed	(232,205)	(6,381)	(213,351)	(6,052)
Net Increase (Decrease)—Institutional Shares	(75,761)	(1,830)	41,905	1,264
Institutional Plus Shares[2]
Issued[1]	24,878	348	—	—
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Plus Shares	24,878	348	—	—
ETF Shares
Issued[1]	82,690	750	127,445	1,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(72,401)	(650)	(83,403)	(700)
Net Increase (Decrease)—ETF Shares	10,289	100	44,042	350
1 Includes purchase fees for fiscal 2013 and 2012 of $566,000 and $1,072,000, respectively (fund totals).
2 Inception was August 28, 2013

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Extended Duration Treasury Index Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Duration Treasury Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2013

Special 2013 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $27,461,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year .

For nonresident alien shareholders, 100.0% of income dividends are interest-related dividends.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$870.47	$0.47
ETF Shares	1,000.00	870.08	0.57
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.70	$0.51
ETF Shares	1,000.00	1,024.60	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.10% for Institutional Shares and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. This table does not include data for share classes with less than six months of history.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

26

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
Independent Trustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Vanguard Extended Duration Treasury ETF is not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, sold, or promoted by Barclays.
Barclays makes no representation or warranty, express
Institutional Investor Services > 800-523-1036	or implied, to the owners of Vanguard Extended
Text Telephone for People	Duration Treasury ETF or any member of the public
With Hearing Impairment > 800-749-7273	regarding the advisability of investing in securities
generally or in Vanguard Extended Duration Treasury
This material may be used in conjunction	ETF particularly or the ability of the Barclays Index to
with the offering of shares of any Vanguard	track general bond market performance. Barclays
fund only if preceded or accompanied by	hereby expressly disclaims all warranties of
the fund’s current prospectus.	merchantability and fitness for a particular purpose
with respect to the Barclays Index and any data
All comparative mutual fund data are from Lipper, a	included therein. Barclays’ only relationship to
Thomson Reuters Company, or Morningstar, Inc., unless	Vanguard and Vanguard Extended Duration Treasury
otherwise noted.	ETF is the licensing of the Barclays Index, which is
determined, composed, and calculated by Barclays
You can obtain a free copy of Vanguard’s proxy voting	without regard to Vanguard or Vanguard Extended
guidelines by visiting vanguard.com/proxyreporting or by	Duration Treasury ETF. Barclays is not responsible for,
calling Vanguard at 800-662-2739. The guidelines are	and has not participated in, the determination of the
also available from the SEC’s website, sec.gov. In	timing of, prices of, or quantities of Vanguard Extended
addition, you may obtain a free report on how your fund	Duration Treasury ETF to be issued.
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12750 102013

Annual Report | August 31, 2013

Vanguard Mega Cap Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap Index Fund.	10
Mega Cap Growth Index Fund.	25
Mega Cap Value Index Fund.	39
Your Fund’s After-Tax Returns.	55
About Your Fund’s Expenses.	56
Trustees Approve Advisory Arrangement.	58
Glossary.	59

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

Total
Returns
Vanguard Mega Cap Index Fund
Institutional Shares	18.13%
ETF Shares
Market Price	17.93
Net Asset Value	18.10
Spliced Mega Cap Index	18.20
Large-Cap Core Funds Average	18.71
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Mega Cap Growth Index Fund
Institutional Shares	14.05%
ETF Shares
Market Price	13.97
Net Asset Value	14.04
Spliced Mega Cap Growth Index	14.19
Large-Cap Growth Funds Average	16.24
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Mega Cap Value Index Fund
Institutional Shares	22.07%
ETF Shares
Market Price	21.88
Net Asset Value	22.05
Spliced Mega Cap Value Index	22.16
Large-Cap Value Funds Average	22.08
For a benchmark description, see the Glossary.
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

The three Vanguard Mega Cap Index Funds delivered strong returns for the 12 months ended August 31, 2013. Each fund successfully tracked its target CRSP index.

In contrast to a year ago, large-capitalization stocks trailed small caps and the broad U.S. stock market. Improvements in the U.S. economy and investors’ increased willingness to take on risk propelled smaller-company stocks, which tend to be more sensitive to changes in the economic cycle.

Still, the three Mega Cap Index Funds held their own, as large-company stocks enjoyed double-digit returns for the period. The Mega Cap Value Index Fund (about 22%) performed best, and the Mega Cap Growth Index Fund (about 14%) was the weakest. The Mega Cap Index Fund, which holds a mixture of growth and value stocks, fell in between, returning about 18%.

The Value Fund’s result was in line with the average return of its large-cap value peer group. The two other funds trailed their peers.

If you hold fund shares in a taxable account, you may wish to review the information on the funds’ after-tax returns that appears later in this report.

2

Stocks posted robust results despite setbacks at the finish

U.S. stocks advanced about 20% in the 12 months ended August 31 despite slipping in June and August. Through most of the fiscal year, stocks surged as the economy kept growing modestly and as investors appeared more receptive to risk.

Much of the U.S. market’s recent weakness was linked to concerns that the Federal Reserve would begin scaling back its stimulative bond-buying program. Heightened strife in the Middle East also contributed to anxiety in the global markets.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the

United States. Returns for emerging-market stocks overall were virtually flat as growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign debt analyst in Vanguard’s Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Bond returns turned negative amid worry about the Fed’s plans

Bonds, which maintained slightly positive returns through the first eight months of the fiscal year, reversed course in May

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

3

and then retreated further as investors anticipated reductions in the Fed’s bond-buying.

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. (Bond yields and prices move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year.

Returns for money markets and savings accounts were minuscule as the Fed kept its target for short-term interest rates at 0%–0.25%.

Financials were key for two funds, as was health care for all three

During the fiscal year, investors seemed more interested in small companies, and their potential for rapid earnings growth, than in the stability of slow-growing, blue-chip giants. But investors didn’t entirely shy away from large caps; they were particularly drawn to value-oriented large company stocks with the potential for dividend income.

The Mega Cap Value Index Fund’s financial holdings—roughly a quarter of the index’s assets on average—were key to its success during the 12 months. Nearly five years after the 2008–2009 financial crisis, the

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.08%	0.12%	1.15%
Mega Cap Growth Index Fund	0.09	0.12	1.28
Mega Cap Value Index Fund	0.08	0.12	1.19

The fund expense ratios shown are from the prospectus dated June 17, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were: for the Mega Cap Index Fund, 0.08% for Institutional Shares and 0.11% for
ETF Shares; for the Mega Cap Growth Index Fund, 0.10% for Institutional Shares and 0.11% for ETF Shares; and for the Mega Cap Value Index
Fund, 0.08% for Institutional Shares and 0.11% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a
Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap Growth Index Fund, Large-Cap Growth Funds; and for the
Mega Cap Value Index Fund, Large-Cap Value Funds.

4

nation’s largest banks and financial services companies have surged back. Many have significantly restructured and are in better shape than they have been in years. Higher capital levels, improved lending conditions, and the recovering housing and labor markets have all contributed to a more attractive investing climate.

The health care sector also performed well; leading pharmaceutical and biotechnology companies gained as new products replaced aging blockbusters. Industrial stocks also stood out thanks to increased global demand for heavy machinery.

Total Returns
Inception Through August 31, 2013
Average
Annual Return
Mega Cap Index Fund Institutional Shares (Returns since inception: (2/22/2008)	5.75%
Spliced Mega Cap Index	5.81
Large-Cap Core Funds Average	4.68
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Growth Index Fund Institutional Shares (Returns since inception: (4/3/2008)	7.15%
Spliced Mega Cap Growth Index	7.23
Large-Cap Growth Funds Average	5.23
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Value Index Fund Institutional Shares (Returns since inception: (3/5/2008)	4.60%
Spliced Mega Cap Value Index	4.60
Large-Cap Value Funds Average	4.59
For a benchmark description, see the Glossary.
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Investment insight
Growth stocks versus value stocks: A case for both
Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broader market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1993–2012

Note: “Rolling” means here that 12-month returns were calculated from the start of each month in the 20-year period ended
December 31, 2012.
Sources: Vanguard and Standard & Poor’s.

6

Like the Value Fund, the Mega Cap Index Fund benefited from the financial and health care sectors, which contributed nearly half its overall return for the 12 months. Consumer services stocks were another major source of earnings, as favorable consumer and economic trends boosted media corporations, home improvement retailers, and drugstore chains. The only weakness in the fund’s results came from the technology sector, its second-largest holding, which barely contributed.

The Mega Cap Growth Index Fund posted the most modest results of the trio. Technology stocks account for well over a quarter of its assets, and the tech sector’s decline detracted about 1% from the fund’s overall return. Although internet software and service providers and semiconductor manufacturers did well, that was not so for computer hardware and equipment makers. Consumers continued to gravitate toward tablets rather than personal computers. Smartphone competition remained fierce, and key players fell short of earnings expectations.

Outside technology, the fund posted impressive gains in consumer services. Media conglomerates, home improvement retailers, and online retailers did best.

All three funds have tracked their target benchmarks over time

Despite volatile market conditions over the five-plus years since their inception, each of the three Mega Cap Index Funds has consistently met its goal of closely tracking its target index. Each fund has also surpassed the average return of its peer group.

The funds’ success in tracking their indexes reflects the time-tested skills of their investment advisor, Vanguard Equity Investment Group, whose sophisticated portfolio construction and management techniques reflect more than 30 years of indexing experience. Each fund’s low expenses aided the advisor in this regard.

In challenging markets, index funds can be a solid portfolio foundation

As you know, index funds seek to capture the return of the market they track, minus only their operating expenses, which—at least at Vanguard—are typically very low. The funds do so by investing in an entire market or by relying on a sophisticated market sampling technique. In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform their benchmarks. As we show in The Case for Index Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I say “typically” because we believe that some actively managed funds, including Vanguard’s, can increase the odds of outperforming benchmarks over the long term. As demonstrated in a companion paper, The Case for Vanguard Active Management: Solving the Low-Cost/

7

Top-Talent Paradox? (also available at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. And, as the paper’s title implies, finding talented advisors is a key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors in actively managed funds should expect, and be comfortable with, the extended periods of under-performance that actively managed funds can experience. The challenges of active investing, conversely, point to the potential benefits of indexing. Well-run index funds offer you virtually the market return, year in and year out. In a portfolio that is diversified within asset classes, and balanced among them, low-cost index funds can be the bedrock of a sound investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 13, 2013

8

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap Index Fund
Institutional Shares	$95.66	$110.38	$2.380	$0.000
ETF Shares	48.52	55.99	1.190	0.000
Vanguard Mega Cap Growth Index Fund
Institutional Shares	$110.67	$124.49	$1.581	$0.000
ETF Shares	55.92	62.69	0.987	0.000
Vanguard Mega Cap Value Index Fund
Institutional Shares	$82.90	$98.45	$2.474	$0.000
ETF Shares	41.80	49.65	1.231	0.000

9

Mega Cap Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMCTX	MGC
Expense Ratio[1]	0.08%	0.12%
30-Day SEC Yield	2.18%	2.16%

Portfolio Characteristics
			DJ U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Number of Stocks	293	293	3,631
Median Market Cap	$73.7B	$73.7B	$39.3B
Price/Earnings Ratio	17.0x	17.1x	18.7x
Price/Book Ratio	2.4x	2.4x	2.4x
Return on Equity	18.8%	18.6%	16.6%
Earnings Growth
Rate	11.2%	11.0%	11.1%
Dividend Yield	2.3%	2.3%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		CRSP US	Total
		Mega Cap	Market FA
	Fund	Index	Index
Basic Materials	2.5%	2.5%	3.0%
Consumer Goods	10.1	10.1	10.4
Consumer Services	12.7	12.9	13.6
Financials	17.9	17.7	18.5
Health Care	12.6	12.6	11.9
Industrials	11.1	11.1	13.0
Oil & Gas	11.2	11.2	9.6
Technology	16.3	16.3	14.5
Telecommunications	2.8	2.8	2.2
Utilities	2.8	2.8	3.3

Volatility Measures

	Spliced	DJ U.S. Total
	Mega Cap	Market FA
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.94
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	3.6%
Exxon Mobil Corp.	Integrated Oil & Gas	3.0
Microsoft Corp.	Software	2.0
Johnson & Johnson	Pharmaceuticals	1.9
General Electric Co.	Diversified Industrials	1.9
Chevron Corp.	Integrated Oil & Gas	1.8
Google Inc.	Internet	1.8
Wells Fargo & Co.	Banks	1.7
Procter & Gamble Co.	Nondurable
	Household Products	1.7
International Business
Machines Corp.	Computer Services	1.6
Top Ten		21.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated June 17, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.11% for ETF Shares.

10

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment
	Mega Cap Index Fund ETF Shares
	Net Asset Value	18.10%	7.15%	4.37%	$12,760
	Mega Cap Index Fund ETF Shares
	Market Price	17.93	7.14	4.36	12,758
••••••••	Spliced Mega Cap Index	18.20	7.24	4.45	12,819
– – – –	Large-Cap Core Funds Average	18.71	6.05	3.31	12,042
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.15	7.77	5.10	13,284
For a benchmark description, see the Glossary.

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/22/2008)	Investment
Mega Cap Index Fund Institutional Shares	18.13%	7.17%	5.75%	$6,809,371
Spliced Mega Cap Index	18.20	7.24	5.81	6,828,027
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	7.77	6.41	7,047,582
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Mega Cap Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2013

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Index Fund ETF Shares Market Price	17.93%	41.15%	27.58%
Mega Cap Index Fund ETF Shares Net Asset Value	18.10	41.21	27.60
Spliced Mega Cap Index	18.20	41.83	28.19
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2013

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	2/22/2008	19.97%	6.89%	5.51%
ETF Shares	12/17/2007
Market Price		19.91	6.87	4.09
Net Asset Value		19.92	6.86	4.09

12

Mega Cap Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)[1]
Basic Materials (2.6%)
EI du Pont de
Nemours & Co.	66,346	3,757
Dow Chemical Co.	87,107	3,258
Praxair Inc.	21,371	2,509
Freeport-McMoRan
Copper & Gold Inc.	74,810	2,261
LyondellBasell Industries
NV Class A	30,620	2,148
Ecolab Inc.	19,283	1,761
Air Products &
Chemicals Inc.	15,009	1,533
PPG Industries Inc.	9,809	1,532
International Paper Co.	32,110	1,516
Newmont Mining Corp.	35,563	1,130
Nucor Corp.	22,969	1,045
Mosaic Co.	20,382	849
Alcoa Inc.	38,750	298
		23,597
Consumer Goods (10.1%)
Procter & Gamble Co.	197,698	15,399
Coca-Cola Co.	288,894	11,030
Philip Morris
International Inc.	111,928	9,339
PepsiCo Inc.	111,394	8,881
Altria Group Inc.	144,731	4,903
Ford Motor Co.	278,194	4,504
Mondelez International Inc.
Class A	128,616	3,945
Colgate-Palmolive Co.	67,192	3,882
Monsanto Co.	38,499	3,769
NIKE Inc. Class B	51,493	3,235
Kimberly-Clark Corp.	27,701	2,589
General Mills Inc.	46,612	2,299
Kraft Foods Group Inc.	42,975	2,225
* General Motors Co.	59,430	2,025
Johnson Controls Inc.	49,304	1,998
Archer-Daniels-Midland Co.	47,615	1,677
Kellogg Co.	21,265	1,291

	VF Corp.	6,360	1,191
	Lorillard Inc.	27,282	1,154
	Estee Lauder Cos. Inc.
	Class A	17,293	1,130
	Reynolds American Inc.	23,677	1,128
	Mead Johnson Nutrition Co.	14,679	1,101
	Coach Inc.	20,301	1,072
	Stanley Black & Decker Inc.	11,714	999
	Hershey Co.	10,609	976
	Campbell Soup Co.	14,740	636
	Activision Blizzard Inc.	32,284	527
	Brown-Forman Corp.
	Class B	7,453	499
			93,404
Consumer Services (12.7%)
	Wal-Mart Stores Inc.	118,211	8,627
	Home Depot Inc.	105,410	7,852
*	Amazon.com Inc.	26,251	7,376
	Walt Disney Co.	116,756	7,102
	McDonald’s Corp.	72,375	6,829
	Comcast Corp. Class A	149,444	6,290
	CVS Caremark Corp.	88,179	5,119
*	eBay Inc.	84,159	4,207
*	Twenty-First Century
	Fox Inc.	124,666	3,906
	Time Warner Inc.	63,812	3,862
	Starbucks Corp.	51,258	3,615
	Lowe’s Cos. Inc.	77,262	3,540
	Costco Wholesale Corp.	31,439	3,517
*	priceline.com Inc.	3,716	3,488
	Walgreen Co.	61,372	2,950
	Target Corp.	46,190	2,924
	TJX Cos. Inc.	49,249	2,596
	Viacom Inc. Class B	31,928	2,540
	Yum! Brands Inc.	32,372	2,267
	Time Warner Cable Inc.	20,986	2,253
*	DIRECTV	38,343	2,231
	CBS Corp. Class B	41,355	2,113
	McKesson Corp.	16,324	1,982
	Comcast Corp.	39,634	1,615
	Las Vegas Sands Corp.	26,859	1,513

13

Mega Cap Index Fund

			Market
			Value
		Shares	($000)
	Whole Foods Market Inc.	26,827	1,415
	Sysco Corp.	42,718	1,368
	Kroger Co.	35,656	1,305
	Cardinal Health Inc.	24,725	1,243
	Carnival Corp.	32,055	1,157
	Omnicom Group Inc.	18,651	1,131
*	Bed Bath & Beyond Inc.	15,023	1,108
*	AutoZone Inc.	2,481	1,042
	Starwood Hotels & Resorts
	Worldwide Inc.	14,087	901
*	Liberty Media Corp. Class A	6,336	865
	Wynn Resorts Ltd.	5,863	827
	Sirius XM Radio Inc.	230,325	825
*	Liberty Interactive Corp.
	Class A	36,195	817
	Gap Inc.	20,199	817
	Kohl’s Corp.	14,445	741
*	Dollar General Corp.	10,703	578
*	Liberty Global plc Class A	7,220	561
*	Twenty-First Century
	Fox Inc.	16,266	511
*	Liberty Global plc	5,446	400
	CBS Corp. Class A	791	40
	Viacom Inc. Class A	32	3
			117,969
Financials (17.7%)
	Wells Fargo & Co.	381,988	15,692
*	Berkshire Hathaway Inc.
	Class B	124,808	13,881
	JPMorgan Chase & Co.	272,559	13,772
	Bank of America Corp.	776,996	10,971
	Citigroup Inc.	208,309	10,068
	Visa Inc. Class A	37,310	6,508
	American Express Co.	79,105	5,688
*	American International
	Group Inc.	106,379	4,942
	US Bancorp	133,311	4,817
	Mastercard Inc. Class A	7,577	4,592
	Goldman Sachs Group Inc.	29,794	4,533
	Simon Property Group Inc.	22,382	3,260
	MetLife Inc.	63,067	2,913
	PNC Financial Services
	Group Inc.	38,095	2,753
	Capital One Financial Corp.	42,044	2,714
	Morgan Stanley	98,816	2,546
	Prudential Financial Inc.	33,530	2,511
	Bank of New York
	Mellon Corp.	83,594	2,486
	Travelers Cos. Inc.	27,069	2,163
	State Street Corp.	31,340	2,091
	BlackRock Inc.	7,897	2,056
	American Tower Corporation	28,450	1,977
	Aflac Inc.	33,722	1,949
	ACE Ltd.	21,983	1,928
	BB&T Corp.	50,519	1,716
	Discover Financial Services	35,461	1,676

	Marsh & McLennan
	Cos. Inc.	39,791	1,641
	Charles Schwab Corp.	78,424	1,638
	Allstate Corp.	33,899	1,624
	CME Group Inc.	22,767	1,619
	Public Storage	10,507	1,604
	Chubb Corp.	18,599	1,547
	Aon plc	21,213	1,408
	Franklin Resources Inc.	29,934	1,382
	HCP Inc.	32,795	1,336
	Ventas Inc.	21,183	1,319
	Equity Residential	24,731	1,283
	Prologis Inc.	36,020	1,269
	Ameriprise Financial Inc.	14,563	1,255
	SunTrust Banks Inc.	39,006	1,249
	T. Rowe Price Group Inc.	17,779	1,247
	McGraw Hill Financial Inc.	19,792	1,155
	Fifth Third Bancorp	63,117	1,154
	Weyerhaeuser Co.	41,610	1,139
	Boston Properties Inc.	10,949	1,122
	Loews Corp.	22,487	1,000
	Vornado Realty Trust	12,144	987
	Progressive Corp.	39,129	981
	Invesco Ltd.	32,078	974
	Host Hotels & Resorts Inc.	53,868	917
	Northern Trust Corp.	15,569	854
	General Growth
	Properties Inc.	41,869	803
	Annaly Capital
	Management Inc.	68,411	798
	TD Ameritrade
	Holding Corp.	17,972	461
*	Berkshire Hathaway Inc.
	Class A	1	167
			164,136
Health Care (12.6%)
	Johnson & Johnson	202,611	17,508
	Pfizer Inc.	482,074	13,599
	Merck & Co. Inc.	217,620	10,291
*	Gilead Sciences Inc.	109,862	6,622
	Amgen Inc.	54,086	5,892
	UnitedHealth Group Inc.	73,506	5,273
	Bristol-Myers Squibb Co.	118,357	4,934
	AbbVie Inc.	114,068	4,861
*	Celgene Corp.	30,021	4,202
	Medtronic Inc.	73,190	3,788
*	Express Scripts Holding Co.	59,084	3,774
	Eli Lilly & Co.	73,278	3,767
	Abbott Laboratories	112,331	3,744
*	Biogen Idec Inc.	17,101	3,643
	Baxter International Inc.	39,087	2,719
	Thermo Fisher Scientific Inc.	25,942	2,305
	Covidien plc	33,878	2,012
	Allergan Inc.	22,090	1,952
	WellPoint Inc.	21,580	1,837
	Aetna Inc.	27,202	1,724

14

Mega Cap Index Fund

			Market
			Value
		Shares	($000)
	Cigna Corp.	20,614	1,622
*	Alexion Pharmaceuticals Inc.	14,083	1,518
	Stryker Corp.	20,510	1,372
	Becton Dickinson and Co.	13,980	1,361
*	Intuitive Surgical Inc.	2,899	1,121
	Zoetis Inc.	36,129	1,053
	Humana Inc.	11,415	1,051
	St. Jude Medical Inc.	20,517	1,034
	Zimmer Holdings Inc.	12,130	959
	HCA Holdings Inc.	19,349	739
*	Regeneron
	Pharmaceuticals Inc.	2,777	673
			116,950
Industrials (11.1%)
	General Electric Co.	745,326	17,247
	United Technologies Corp.	66,233	6,630
	Boeing Co.	54,668	5,681
	3M Co.	49,789	5,655
	Union Pacific Corp.	33,700	5,174
	Honeywell International Inc.	56,709	4,512
	United Parcel Service Inc.
	Class B	52,199	4,467
	Caterpillar Inc.	47,325	3,906
	Accenture plc Class A	46,760	3,378
	Emerson Electric Co.	51,772	3,125
	Lockheed Martin Corp.	23,193	2,839
	Danaher Corp.	42,395	2,778
	Automatic Data
	Processing Inc.	34,906	2,484
	Deere & Co.	27,889	2,333
	FedEx Corp.	21,696	2,329
	Precision Castparts Corp.	10,545	2,228
	Illinois Tool Works Inc.	30,782	2,200
	Eaton Corp. plc	34,208	2,166
	General Dynamics Corp.	24,247	2,019
	CSX Corp.	73,581	1,811
	Raytheon Co.	23,315	1,758
	Cummins Inc.	13,700	1,688
	Norfolk Southern Corp.	22,775	1,643
	Northrop Grumman Corp.	16,982	1,567
	TE Connectivity Ltd.	29,990	1,470
	PACCAR Inc.	25,552	1,370
	Waste Management Inc.	32,081	1,297
	Ingersoll-Rand plc	20,562	1,216
	Agilent Technologies Inc.	24,866	1,160
	Tyco International Ltd.	33,548	1,108
	Parker Hannifin Corp.	10,807	1,080
	Dover Corp.	12,411	1,056
	Rockwell Automation Inc.	10,048	977
	Paychex Inc.	23,669	916
	Republic Services Inc.
	Class A	19,626	638
	Xerox Corp.	42,148	421
	Fluor Corp.	5,894	374
	CH Robinson Worldwide Inc.	5,893	335
			103,036

Oil & Gas (11.2%)
	Exxon Mobil Corp.	320,708	27,953
	Chevron Corp.	139,859	16,843
	Schlumberger Ltd.	95,766	7,751
	ConocoPhillips	88,102	5,841
	Occidental Petroleum Corp.	58,056	5,121
	Anadarko Petroleum Corp.	36,123	3,302
	EOG Resources Inc.	19,611	3,080
	Halliburton Co.	63,722	3,059
	Phillips 66	44,628	2,548
	Apache Corp.	28,188	2,415
	National Oilwell Varco Inc.	30,734	2,284
	Kinder Morgan Inc.	48,475	1,839
	Williams Cos. Inc.	49,165	1,782
	Marathon Oil Corp.	51,047	1,758
	Pioneer Natural
	Resources Co.	9,881	1,729
	Marathon Petroleum Corp.	23,333	1,692
	Devon Energy Corp.	27,926	1,594
	Noble Energy Inc.	25,915	1,592
	Hess Corp.	21,081	1,578
	Baker Hughes Inc.	31,904	1,483
	Valero Energy Corp.	39,382	1,399
	Chesapeake Energy Corp.	43,337	1,119
*	Cameron International Corp.	17,922	1,018
*	Southwestern Energy Co.	25,378	970
	Ensco plc Class A	16,852	936
*	FMC Technologies Inc.	17,122	918
	Murphy Oil Corp.	13,099	883
	Noble Corp.	18,283	680
*	Weatherford
	International Ltd.	24,958	372
*	Continental Resources Inc.	3,406	314
			103,853
Technology (16.3%)
	Apple Inc.	67,686	32,966
	Microsoft Corp.	541,766	18,095
*	Google Inc. Class A	19,554	16,560
	International Business
	Machines Corp.	79,923	14,568
	Cisco Systems Inc.	385,195	8,979
	QUALCOMM Inc.	124,504	8,252
	Oracle Corp.	254,647	8,113
	Intel Corp.	358,292	7,875
*	Facebook Inc. Class A	119,722	4,942
	EMC Corp.	151,365	3,902
	Hewlett-Packard Co.	138,997	3,105
	Texas Instruments Inc.	79,949	3,054
*	Salesforce.com Inc.	38,389	1,886
*	Yahoo! Inc.	62,680	1,700
*	Cognizant Technology
	Solutions Corp. Class A	21,817	1,599
*	Adobe Systems Inc.	34,306	1,569
	Corning Inc.	106,822	1,500
	Dell Inc.	108,082	1,488
	Applied Materials Inc.	86,713	1,302

15

Mega Cap Index Fund

			Market
			Value
		Shares	($000)
	Intuit Inc.	20,412	1,297
	Symantec Corp.	50,300	1,288
	NetApp Inc.	26,016	1,081
	Analog Devices Inc.	22,257	1,030
	Motorola Solutions Inc.	17,651	989
*	Citrix Systems Inc.	13,588	962
	Broadcom Corp. Class A	37,637	951
	Altera Corp.	23,124	813
	CA Inc.	22,973	672
*	VMware Inc. Class A	6,053	509
*	Juniper Networks Inc.	17,392	329
			151,376
Telecommunications (2.9%)
	AT&T Inc.	387,787	13,119
	Verizon
	Communications Inc.	206,206	9,770
*	Crown Castle
	International Corp.	21,237	1,474
	CenturyLink Inc.	44,012	1,458
	Sprint Corp.	61,231	411
*	T-Mobile US Inc.	6,644	155
			26,387
Utilities (2.8%)
	Duke Energy Corp.	50,830	3,334
	Southern Co.	62,715	2,610
	NextEra Energy Inc.	30,577	2,457
	Dominion Resources Inc.	41,741	2,436
	Exelon Corp.	61,820	1,885
	Spectra Energy Corp.	48,170	1,595
	American Electric
	Power Co. Inc.	35,133	1,504
	Sempra Energy	16,754	1,414
	PG&E Corp.	31,971	1,322
	PPL Corp.	42,738	1,312
	Consolidated Edison Inc.	21,127	1,188
	Public Service Enterprise
	Group Inc.	36,529	1,184
	FirstEnergy Corp.	30,176	1,131
	Edison International	23,509	1,079
	Xcel Energy Inc.	35,915	1,003
	Entergy Corp.	12,913	816
			26,270
Total Common Stocks
(Cost $731,560)			926,978

	Face	Market
	Amount	Value
	($000)	($000)
Temporary Cash Investments (0.0%)[1]
U.S. Government and Agency Obligations (0.0%)
[2,3] Federal Home Loan Bank
Discount Notes,
0.090%, 2/21/14	100	100
Total Temporary Cash Investments
(Cost $100)		100
Total Investments (100.0%)
(Cost $731,660)		927,078
Other Assets and Liabilities (0.0%)
Other Assets		2,334
Liabilities		(2,081)
		253
Net Assets (100%)		927,331

At August 31, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		748,035
Undistributed Net Investment Income		3,767
Accumulated Net Realized Losses		(19,886)
Unrealized Appreciation (Depreciation)
Investment Securities		195,418
Futures Contracts		(3)
Net Assets		927,331

Institutional Shares—Net Assets
Applicable to 3,074,949 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		339,407
Net Asset Value Per Share—
Institutional Shares		$110.38

ETF Shares—Net Assets
Applicable to 10,500,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		587,924
Net Asset Value Per Share—
ETF Shares		$55.99

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	19,163
Interest[1]	1
Securities Lending	13
Total Income	19,177
Expenses
The Vanguard Group—Note B
Investment Advisory Services	114
Management and Administrative—Institutional Shares	118
Management and Administrative—ETF Shares	324
Marketing and Distribution—Institutional Shares	50
Marketing and Distribution—ETF Shares	114
Custodian Fees	36
Auditing Fees	28
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	16
Trustees’ Fees and Expenses	1
Total Expenses	801
Net Investment Income	18,376
Realized Net Gain (Loss)
Investment Securities Sold	8,087
Futures Contracts	17
Realized Net Gain (Loss)	8,104
Change in Unrealized Appreciation (Depreciation)
Investment Securities	105,390
Futures Contracts	(3)
Change in Unrealized Appreciation (Depreciation)	105,387
Net Increase (Decrease) in Net Assets Resulting from Operations	131,867
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Mega Cap Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,376	13,135
Realized Net Gain (Loss)	8,104	2,779
Change in Unrealized Appreciation (Depreciation)	105,387	78,756
Net Increase (Decrease) in Net Assets Resulting from Operations	131,867	94,670
Distributions
Net Investment Income
Institutional Shares	(6,464)	(4,271)
ETF Shares	(11,412)	(7,334)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(17,876)	(11,605)
Capital Share Transactions
Institutional Shares	48,349	69,286
ETF Shares	73,926	73,460
Net Increase (Decrease) from Capital Share Transactions	122,275	142,746
Total Increase (Decrease)	236,266	225,811
Net Assets
Beginning of Period	691,065	465,254
End of Period[1]	927,331	691,065
1 Net Assets—End of Period includes undistributed net investment income of $3,767,000 and $3,267,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$95.66	$82.40	$71.03	$69.95	$87.14
Investment Operations
Net Investment Income	2.373	2.000	1.676	1.657	1.681[1]
Net Realized and Unrealized Gain (Loss)
on Investments	14.727	13.113	11.379	1.033	(17.409)
Total from Investment Operations	17.100	15.113	13.055	2.690	(15.728)
Distributions
Dividends from Net Investment Income	(2.380)	(1.853)	(1.685)	(1.610)	(1.462)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.380)	(1.853)	(1.685)	(1.610)	(1.462)
Net Asset Value, End of Period	$110.38	$95.66	$82.40	$71.03	$69.95

Total Return	18.13%	18.63%	18.38%	3.74%	-17.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$339	$250	$152	$92	$102
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.29%	2.28%	2.01%	2.24%	2.59%
Portfolio Turnover Rate [2]	10%	19%	8%	7%	10%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mega Cap Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$48.52	$41.80	$36.03	$35.49	$44.21
Investment Operations
Net Investment Income	1.189	1.000	.842	. 834	.822[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.471	6.648	5.774	.517	(8.808)
Total from Investment Operations	8.660	7.648	6.616	1.351	(7.986)
Distributions
Dividends from Net Investment Income	(1.190)	(. 928)	(.846)	(.811)	(.734)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.190)	(. 928)	(.846)	(.811)	(.734)
Net Asset Value, End of Period	$55.99	$48.52	$41.80	$36.03	$35.49

Total Return	18.10%	18.58%	18.35%	3.71%	-17.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$588	$442	$313	$227	$199
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.24%	1.99%	2.22%	2.57%
Portfolio Turnover Rate [2]	10%	19%	8%	7%	10%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

21

Mega Cap Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $114,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22

Mega Cap Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	926,978	—	—
Temporary Cash Investments	—	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	926,977	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2013	2	163	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $7,636,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $4,087,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,161,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $19,401,000 to offset future net capital gains. Of this amount, $19,164,000 is subject to expiration dates; $12,961,000 may be used to offset future net capital gains through

23

Mega Cap Index Fund

August 31, 2018, and $6,203,000 through August 31, 2019. Capital losses of $237,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2013, the cost of investment securities for tax purposes was $732,147,000. Net unrealized appreciation of investment securities for tax purposes was $194,931,000, consisting of unrealized gains of $205,114,000 on securities that had risen in value since their purchase and $10,183,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2013, the fund purchased $218,603,000 of investment securities and sold $97,300,000 of investment securities, other than temporary cash investments. Purchases and sales include $93,778,000 and $19,842,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	50,463	481	153,417	1,640
Issued in Lieu of Cash Distributions	6,144	61	4,029	47
Redeemed	(8,258)	(75)	(88,160)	(921)
Net Increase (Decrease) —Institutional Shares	48,349	467	69,286	766
ETF Shares
Issued	93,799	1,800	78,168	1,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(19,873)	(400)	(4,708)	(100)
Net Increase (Decrease) —ETF Shares	73,926	1,400	73,460	1,600

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

24

Mega Cap Growth Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMGAX	MGK
Expense Ratio[1]	0.09%	0.12%
30-Day SEC Yield	1.57%	1.57%

Portfolio Characteristics
			DJ U.S.
		CRSP US	Total
		Mega Cap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	138	138	3,631
Median Market Cap	$78.4B	$78.4B	$39.3B
Price/Earnings Ratio	19.8x	19.8x	18.7x
Price/Book Ratio	4.1x	4.1x	2.4x
Return on Equity	23.5%	23.0%	16.6%
Earnings Growth
Rate	18.9%	18.9%	11.1%
Dividend Yield	1.7%	1.7%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	41%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		CRSP US	DJ U.S.
		Mega Cap	Total
		Growth	Market FA
	Fund	Index	Index
Basic Materials	1.7%	1.7%	3.0%
Consumer Goods	10.1	10.1	10.4
Consumer Services	21.0	21.3	13.6
Financials	11.3	11.0	18.5
Health Care	8.8	8.8	11.9
Industrials	8.9	8.9	13.0
Oil & Gas	8.1	8.1	9.6
Technology	29.7	29.7	14.5
Telecommunications	0.4	0.4	2.2
Utilities	0.0	0.0	3.3

Volatility Measures
	Spliced
	Mega Cap	DJ U.S. Total
	Growth	Market FA
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	8.4%
Google Inc.	Internet	4.2
International Business
Machines Corp.	Computer Services	3.7
Coca-Cola Co.	Soft Drinks	2.8
Philip Morris
International Inc.	Tobacco	2.4
QUALCOMM Inc.	Semiconductors	2.1
Oracle Corp.	Software	2.1
Comcast Corp.	Broadcasting &
	Entertainment	2.0
Intel Corp.	Semiconductors	2.0
Home Depot Inc.	Home Improvement
	Retailers	2.0
Top Ten		31.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated June 17, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.10% for Institutional Shares and 0.11% for ETF Shares.

25

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment
	Mega Cap Growth Index Fund ETF
	Shares Net Asset Value	14.04%	7.95%	5.80%	$13,793
	Mega Cap Growth Index Fund ETF
	Shares Market Price	13.97	7.93	5.80	13,792
••••••••	Spliced Mega Cap Growth Index	14.19	8.05	5.90	13,867
– – – –	Large-Cap Growth Funds Average	16.24	6.46	3.66	12,279
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.15	7.77	5.10	13,284
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(4/3/2008)	Investment
Mega Cap Growth Index Fund Institutional
Shares	14.05%	7.97%	7.15%	$7,263,838

Spliced Mega Cap Growth Index	14.19	8.05	7.23	7,293,506
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	7.77	6.30	6,959,399
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.
26

Mega Cap Growth Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2013

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Growth Index Fund ETF Shares
Market Price	13.97%	46.48%	37.92%
Mega Cap Growth Index Fund ETF Shares
Net Asset Value	14.04	46.60	37.93
Spliced Mega Cap Growth Index	14.19	47.30	38.67
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2013

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	4/3/2008	15.61%	7.32%	6.67%
ETF Shares	12/17/2007
Market Price		15.58	7.29	5.30
Net Asset Value		15.61	7.30	5.31

27

Mega Cap Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (1.7%)
	Praxair Inc.	57,557	6,757
	Ecolab Inc.	51,982	4,749
	PPG Industries Inc.	26,455	4,132
	Mosaic Co.	54,995	2,291
			17,929
Consumer Goods (10.1%)
	Coca-Cola Co.	781,033	29,820
	Philip Morris
	International Inc.	302,755	25,262
	Colgate-Palmolive Co.	181,816	10,504
	Monsanto Co.	104,052	10,186
	NIKE Inc. Class B	139,518	8,765
	VF Corp.	17,053	3,193
	Lorillard Inc.	73,461	3,107
	Estee Lauder Cos.
	Inc. Class A	46,473	3,037
	Mead Johnson Nutrition Co.	39,426	2,958
	Coach Inc.	54,684	2,888
	Stanley Black & Decker Inc.	31,567	2,691
	Hershey Co.	28,614	2,631
	Brown-Forman Corp.
	Class B	20,233	1,355
			106,397
Consumer Services (21.0%)
	Home Depot Inc.	284,651	21,204
*	Amazon.com Inc.	70,961	19,939
	Comcast Corp. Class A	470,220	19,791
	Walt Disney Co.	315,824	19,212
	McDonald’s Corp.	195,369	18,435
*	Twenty-First Century
	Fox Inc.	380,971	11,941
*	eBay Inc.	227,634	11,379
	Starbucks Corp.	138,595	9,774
	Costco Wholesale Corp.	85,078	9,518
*	priceline.com Inc.	10,051	9,433

	TJX Cos. Inc.	133,269	7,026
	Viacom Inc. Class B	86,467	6,879
	Yum! Brands Inc.	87,763	6,145
	Time Warner Cable Inc.	56,772	6,094
*	DIRECTV	103,474	6,020
	CBS Corp. Class B	113,458	5,798
	Las Vegas Sands Corp.	72,159	4,066
	Whole Foods Market Inc.	72,171	3,807
*	Bed Bath & Beyond Inc.	40,428	2,981
*	AutoZone Inc.	6,668	2,800
	Starwood Hotels & Resorts
	Worldwide Inc.	38,006	2,430
*	Liberty Media Corp. Class A	17,270	2,357
	Sirius XM Radio Inc.	620,304	2,221
	Wynn Resorts Ltd.	15,740	2,220
*	Liberty Interactive Corp.
	Class A	97,613	2,204
	Gap Inc.	54,335	2,197
	Comcast Corp.	41,140	1,676
*	Dollar General Corp.	28,796	1,554
*	Liberty Global plc Class A	19,551	1,519
*	Liberty Global plc	14,457	1,063
	Viacom Inc. Class A	72	6
	CBS Corp. Class A	54	3
			221,692
Financials (11.2%)
	Visa Inc. Class A	100,925	17,603
	American Express Co.	214,089	15,395
	Mastercard Inc. Class A	20,502	12,426
	Simon Property Group Inc.	60,467	8,806
	BlackRock Inc.	21,378	5,565
	American Tower
	Corporation	77,200	5,365
	Charles Schwab Corp.	211,487	4,416
	Marsh & McLennan
	Cos. Inc.	106,999	4,412
	Public Storage	28,465	4,346
	Franklin Resources Inc.	80,610	3,721

28

Mega Cap Growth Index Fund

			Market
			Value
		Shares	($000)
	HCP Inc.	88,366	3,599
	Ventas Inc.	57,064	3,553
	Equity Residential	66,548	3,453
	Prologis Inc.	96,838	3,413
	T. Rowe Price Group Inc.	47,933	3,362
	McGraw Hill Financial Inc.	53,364	3,115
	Weyerhaeuser Co.	112,103	3,069
	Boston Properties Inc.	29,547	3,028
	Vornado Realty Trust	32,757	2,663
	Invesco Ltd.	86,431	2,624
	Host Hotels & Resorts Inc.	145,293	2,474
	General Growth
	Properties Inc.	112,781	2,163
			118,571
Health Care (8.8%)
*	Gilead Sciences Inc.	297,282	17,917
	Amgen Inc.	146,130	15,919
*	Celgene Corp.	81,329	11,384
*	Express Scripts Holding Co.	159,796	10,208
*	Biogen Idec Inc.	46,253	9,853
	AbbVie Inc.	154,315	6,575
	Allergan Inc.	59,849	5,290
*	Alexion Pharmaceuticals Inc.	38,024	4,098
	Stryker Corp.	55,140	3,688
*	Intuitive Surgical Inc.	7,813	3,020
	Zoetis Inc.	97,187	2,833
*	Regeneron
	Pharmaceuticals Inc.	7,466	1,809
			92,594
Industrials (8.9%)
	3M Co.	134,535	15,280
	Union Pacific Corp.	91,041	13,978
	United Parcel Service Inc.
	Class B	141,219	12,086
	Accenture plc Class A	126,744	9,157
	Boeing Co.	73,813	7,671
	Danaher Corp.	114,789	7,521
	Automatic Data
	Processing Inc.	94,651	6,735
	Precision Castparts Corp.	28,512	6,023
	Cummins Inc.	36,892	4,545
	Agilent Technologies Inc.	66,995	3,125
	Rockwell Automation Inc.	27,222	2,647
	Paychex Inc.	63,910	2,472
	PACCAR Inc.	34,435	1,846
	CH Robinson
	Worldwide Inc.	15,697	893
			93,979
Oil & Gas (8.0%)
	Schlumberger Ltd.	259,126	20,974
	Anadarko Petroleum Corp.	97,771	8,938
	EOG Resources Inc.	53,021	8,327
	Halliburton Co.	172,246	8,268

	National Oilwell Varco Inc.	83,352	6,193
	Kinder Morgan Inc.	130,939	4,967
	Williams Cos. Inc.	133,203	4,827
	Pioneer Natural
	Resources Co.	26,623	4,658
	Noble Energy Inc.	69,723	4,283
*	Cameron International Corp.	48,221	2,738
*	Southwestern Energy Co.	68,523	2,618
	Ensco plc Class A	45,408	2,523
*	FMC Technologies Inc.	46,222	2,479
	Noble Corp.	49,414	1,838
*	Continental Resources Inc.	9,120	841
*	Weatherford International
	Ltd./Switzerland	33,256	496
			84,968
Technology (29.8%)
	Apple Inc.	182,896	89,079
*	Google Inc. Class A	52,835	44,746
	International Business
	Machines Corp.	216,111	39,391
	QUALCOMM Inc.	336,754	22,320
	Oracle Corp.	688,443	21,934
	Intel Corp.	968,613	21,290
*	Facebook Inc. Class A	323,870	13,369
	EMC Corp.	409,335	10,553
	Texas Instruments Inc.	216,198	8,259
*	Salesforce.com Inc.	103,279	5,074
*	Yahoo! Inc.	168,956	4,582
*	Cognizant Technology
	Solutions Corp. Class A	58,633	4,298
*	Adobe Systems Inc.	92,773	4,244
	Applied Materials Inc.	233,556	3,506
	Intuit Inc.	54,884	3,487
	NetApp Inc.	70,098	2,912
	Analog Devices Inc.	59,991	2,776
	Motorola Solutions Inc.	47,713	2,672
*	Citrix Systems Inc.	36,481	2,582
	Broadcom Corp. Class A	101,348	2,560
	Altera Corp.	62,272	2,190
*	VMware Inc. Class A	16,262	1,368
*	Juniper Networks Inc.	46,919	887
			314,079
Telecommunications (0.4%)
*	Crown Castle
	International Corp.	57,173	3,969
Total Common Stocks
(Cost $872,784)			1,054,178

29

Mega Cap Growth Index Fund

Market
Value
Shares	($000)
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
2 Vanguard Market
Liquidity Fund, 0.122% 217,530	218

Face
Amount
($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Freddie Mac Discount
Notes, 0.095%, 11/18/13 300	300
Total Temporary Cash Investments
(Cost $517)	518
Total Investments (99.9%)
(Cost $873,301)	1,054,696
Other Assets and Liabilities (0.1%)
Other Assets	1,672
Liabilities	(869)
803
Net Assets (100%)	1,055,499

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	875,823
Undistributed Net Investment Income	2,843
Accumulated Net Realized Losses	(4,547)
Unrealized Appreciation (Depreciation)
Investment Securities	181,395
Futures Contracts	(15)
Net Assets	1,055,499

Institutional Shares—Net Assets
Applicable to 169,483 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	21,100
Net Asset Value Per Share—
Institutional Shares	$124.49

ETF Shares—Net Assets
Applicable to 16,500,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,034,399
Net Asset Value Per Share—
ETF Shares	$62.69

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap Growth Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	17,029
Interest[1]	3
Securities Lending	26
Total Income	17,058
Expenses
The Vanguard Group—Note B
Investment Advisory Services	129
Management and Administrative—Institutional Shares	5
Management and Administrative—ETF Shares	590
Marketing and Distribution—Institutional Shares	1
Marketing and Distribution—ETF Shares	238
Custodian Fees	18
Auditing Fees	28
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	32
Trustees’ Fees and Expenses	1
Total Expenses	1,042
Net Investment Income	16,016
Realized Net Gain (Loss)
Investment Securities Sold	98,885
Futures Contracts	(682)
Realized Net Gain (Loss)	98,203
Change in Unrealized Appreciation (Depreciation)
Investment Securities	6,023
Futures Contracts	(26)
Change in Unrealized Appreciation (Depreciation)	5,997
Net Increase (Decrease) in Net Assets Resulting from Operations	120,216
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,016	10,951
Realized Net Gain (Loss)	98,203	16,130
Change in Unrealized Appreciation (Depreciation)	5,997	111,591
Net Increase (Decrease) in Net Assets Resulting from Operations	120,216	138,672
Distributions
Net Investment Income
Institutional Shares	(49)	(1,321)
ETF Shares	(15,499)	(8,479)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(15,548)	(9,800)
Capital Share Transactions
Institutional Shares	20,698	(144,116)
ETF Shares	46,396	259,697
Net Increase (Decrease) from Capital Share Transactions	67,094	115,581
Total Increase (Decrease)	171,762	244,453
Net Assets
Beginning of Period	883,737	639,284
End of Period[1]	1,055,499	883,737
1 Net Assets—End of Period includes undistributed net investment income of $2,843,000 and $2,375,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$110.67	$92.75	$76.74	$74.21	$91.10
Investment Operations
Net Investment Income	2.027	1.453[1]	1.227	1.180	1.053
Net Realized and Unrealized Gain (Loss)
on Investments	13.374	17.831	16.067	2.465	(16.900)
Total from Investment Operations	15.401	19.284	17.294	3.645	(15.847)
Distributions
Dividends from Net Investment Income	(1.581)	(1.364)	(1.284)	(1.115)	(1.043)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.581)	(1.364)	(1.284)	(1.115)	(1.043)
Net Asset Value, End of Period	$124.49	$110.67	$92.75	$76.74	$74.21

Total Return	14.05%	21.00%	22.57%	4.84%	-17.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21	$0.2	$124	$90	$62
Ratio of Total Expenses to
Average Net Assets	0.10%	0.09%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.70%	1.52%	1.35%	1.39%	1.59%
Portfolio Turnover Rate [2]	41%	16%	26%	21%	31%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$55.92	$46.87	$38.78	$37.50	$46.04
Investment Operations
Net Investment Income	1.006	.771[1]	.611	. 586.528
Net Realized and Unrealized Gain (Loss)
on Investments	6.751	8.966	8.120	1.248	(8.548)
Total from Investment Operations	7.757	9.737	8.731	1.834	(8.020)
Distributions
Dividends from Net Investment Income	(. 987)	(.687)	(. 641)	(. 554)	(. 520)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 987)	(.687)	(. 641)	(. 554)	(. 520)
Net Asset Value, End of Period	$62.69	$55.92	$46.87	$38.78	$37.50

Total Return	14.04%	20.98%	22.54%	4.82%	-17.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,034	$884	$516	$287	$536
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	1.69%	1.49%	1.33%	1.37%	1.57%
Portfolio Turnover Rate [2]	41%	16%	26%	21%	31%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

35

Mega Cap Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $128,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36

Mega Cap Growth Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,054,178	—	—
Temporary Cash Investments	218	300	—
Futures Contracts—Liabilities[1]	(4)	—	—
Total	1,054,392	300	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2013	13	1,060	(15)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $69,052,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $3,269,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $29,125,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $4,562,000 to offset future net capital gains through August 31, 2019.

37

Mega Cap Growth Index Fund

At August 31, 2013, the cost of investment securities for tax purposes was $873,301,000. Net unrealized appreciation of investment securities for tax purposes was $181,395,000, consisting of unrealized gains of $187,614,000 on securities that had risen in value since their purchase and $6,219,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2013, the fund purchased $648,191,000 of investment securities and sold $581,578,000 of investment securities, other than temporary cash investments. Purchases and sales include $245,651,000 and $193,126,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	21,311	172	506	5
Issued in Lieu of Cash Distributions	49	—	1,321	14
Redeemed	(662)	(5)	(145,943)	(1,351)
Net Increase (Decrease) —Institutional Shares	20,698	167	(144,116)	(1,332)
ETF Shares
Issued	245,835	4,200	294,327	5,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(199,439)	(3,500)	(34,630)	(700)
Net Increase (Decrease) —ETF Shares	46,396	700	259,697	4,800

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

38

Mega Cap Value Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMVLX	MGV
Expense Ratio[1]	0.08%	0.12%
30-Day SEC Yield	2.60%	2.59%

Portfolio Characteristics
			DJ U.S
		CRSP US	Total
		Mega Cap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	159	159	3,631
Median Market Cap	$73.2B	$73.2B	$39.3B
Price/Earnings Ratio	15.4x	15.5x	18.7x
Price/Book Ratio	1.9x	1.9x	2.4x
Return on Equity	15.6%	15.6%	16.6%
Earnings Growth
Rate	5.4%	5.1%	11.1%
Dividend Yield	2.7%	2.7%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	34%	—	—
Short-Term Reserves	1.2%	—	—

Sector Diversification (% of equity exposure)
		CRSP US	DJ U.S.
		Mega Cap	Total
		Value	Market FA
	Fund	Index	Index
Basic Materials	3.2%	3.2%	3.0%
Consumer Goods	10.1	10.1	10.4
Consumer Services	6.7	6.7	13.6
Financials	22.4	22.4	18.5
Health Care	15.4	15.4	11.9
Industrials	12.7	12.7	13.0
Oil & Gas	13.5	13.5	9.6
Technology	6.5	6.5	14.5
Telecommunications	4.6	4.6	2.2
Utilities	4.9	4.9	3.3

Volatility Measures
	Spliced
	Mega Cap	DJ U.S. Total
	Value	Market FA
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.92
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	5.2%
Microsoft Corp.	Software	3.4
Johnson & Johnson	Pharmaceuticals	3.3
General Electric Co.	Diversified Industrials	3.2
Chevron Corp.	Integrated Oil & Gas	3.1
Wells Fargo & Co.	Banks	2.9
Procter & Gamble Co.	Nondurable
	Household Products	2.9
Berkshire Hathaway Inc. Reinsurance		2.6
JPMorgan Chase & Co.	Banks	2.6
Pfizer Inc.	Pharmaceuticals	2.5
Top Ten		31.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated June 17, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.11% for ETF Shares.

39

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2013
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2013

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment

	Mega Cap Value Index Fund ETF
	Shares Net Asset Value	22.05%	6.33%	2.86%	$11,746
	Mega Cap Value Index Fund ETF
	Shares Market Price	21.88	6.31	2.85	11,739

••••••••	Spliced Mega Cap Value Index	22.16	6.36	2.90	11,770

– – – –	Large-Cap Value Funds Average	22.08	5.90	2.83	11,723
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.15	7.77	5.10	13,284

For a benchmark description, see the Glossary.

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/5/2008)	Investment
Mega Cap Value Index Fund Institutional
Shares	22.07%	6.36%	4.60%	$6,398,296

Spliced Mega Cap Value Index	22.16	6.36	4.60	6,398,888
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	7.77	6.71	7,141,827
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.
40

Mega Cap Value Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2013

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Value Index Fund ETF Shares
Market Price	21.88%	35.78%	17.39%
Mega Cap Value Index Fund ETF Shares
Net Asset Value	22.05	35.89	17.46
Spliced Mega Cap Value Index	22.16	36.14	17.70
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2013

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	3/5/2008	23.71%	6.36%	4.51%
ETF Shares	12/17/2007
Market Price		23.69	6.36	2.73
Net Asset Value		23.68	6.34	2.73

41

Mega Cap Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (3.1%)
EI du Pont de
Nemours & Co.	95,672	5,417
Dow Chemical Co.	125,681	4,701
Freeport-McMoRan
Copper & Gold Inc.	107,875	3,260
LyondellBasell Industries
NV Class A	44,226	3,102
Air Products &
Chemicals Inc.	21,702	2,217
International Paper Co.	46,228	2,182
Newmont Mining Corp.	51,209	1,627
Nucor Corp.	33,026	1,502
Alcoa Inc.	54,388	419
		24,427
Consumer Goods (10.0%)
Procter & Gamble Co.	284,794	22,183
PepsiCo Inc.	160,645	12,808
Altria Group Inc.	208,743	7,072
Ford Motor Co.	401,040	6,493
Mondelez International Inc.
Class A	185,456	5,688
Kimberly-Clark Corp.	39,963	3,736
General Mills Inc.	67,001	3,304
Kraft Foods Group Inc.	61,810	3,200
* General Motors Co.	85,792	2,924
Johnson Controls Inc.	71,178	2,885
Archer-Daniels-Midland Co.	68,487	2,411
Kellogg Co.	30,187	1,833
Reynolds American Inc.	34,117	1,625
Campbell Soup Co.	20,760	896
Activision Blizzard Inc.	45,563	744
		77,802
Consumer Services (6.7%)
Wal-Mart Stores Inc.	170,230	12,423
CVS Caremark Corp.	127,235	7,386
Time Warner Inc.	92,021	5,570
Lowe’s Cos. Inc.	111,426	5,106

	Walgreen Co.	88,610	4,259
	Target Corp.	66,703	4,223
	McKesson Corp.	23,581	2,863
	Sysco Corp.	61,755	1,977
	Kroger Co.	51,363	1,880
	Cardinal Health Inc.	35,560	1,788
	Carnival Corp.	45,502	1,642
	Omnicom Group Inc.	26,950	1,635
	Kohl’s Corp.	20,290	1,041
			51,793
Financials (22.4%)
	Wells Fargo & Co.	550,243	22,604
*	Berkshire Hathaway Inc.
	Class B	180,356	20,059
	JPMorgan Chase & Co.	392,650	19,841
	Bank of America Corp.	1,119,919	15,813
	Citigroup Inc.	300,281	14,513
*	American International
	Group Inc.	153,453	7,129
	US Bancorp	192,150	6,942
	Goldman Sachs Group Inc.	42,916	6,529
	MetLife Inc.	91,059	4,206
	PNC Financial Services
	Group Inc.	55,041	3,978
	Capital One Financial Corp.	60,722	3,920
	Morgan Stanley	142,565	3,673
	Prudential Financial Inc.	48,211	3,610
	Bank of New York
	Mellon Corp.	120,676	3,589
	Travelers Cos. Inc.	39,167	3,129
	State Street Corp.	45,102	3,009
	Aflac Inc.	48,459	2,801
	ACE Ltd.	31,830	2,792
	BB&T Corp.	72,999	2,479
	Discover Financial
	Services	51,046	2,412
	CME Group Inc.	33,001	2,347
	Allstate Corp.	48,736	2,335
	Chubb Corp.	26,949	2,241
	Aon plc	30,523	2,026

42

Mega Cap Value Index Fund

		Market
		Value
	Shares	($000)
Ameriprise Financial Inc.	21,026	1,811
SunTrust Banks Inc.	56,175	1,799
Fifth Third Bancorp	89,712	1,641
Loews Corp.	32,425	1,442
Progressive Corp.	55,582	1,393
Northern Trust Corp.	22,103	1,213
Annaly Capital
Management Inc.	96,471	1,126
TD Ameritrade
Holding Corp.	25,296	649
* Berkshire Hathaway Inc.
Class A	1	167
		173,218
Health Care (15.4%)
Johnson & Johnson	291,789	25,213
Pfizer Inc.	694,752	19,599
Merck & Co. Inc.	313,682	14,834
UnitedHealth Group Inc.	106,024	7,606
Bristol-Myers Squibb Co.	170,694	7,116
Medtronic Inc.	105,565	5,463
Eli Lilly & Co.	105,672	5,431
Abbott Laboratories	161,948	5,398
Baxter International Inc.	56,522	3,932
AbbVie Inc.	82,319	3,508
Thermo Fisher Scientific Inc.	37,318	3,315
Covidien plc	48,907	2,905
WellPoint Inc.	31,266	2,662
Aetna Inc.	39,400	2,497
Cigna Corp.	29,719	2,338
Becton Dickinson and Co.	19,980	1,946
Humana Inc.	16,410	1,511
St. Jude Medical Inc.	29,510	1,488
Zimmer Holdings Inc.	17,306	1,369
HCA Holdings Inc.	27,334	1,044
		119,175
Industrials (12.7%)
General Electric Co.	1,074,120	24,855
United Technologies Corp.	95,559	9,565
Honeywell International Inc.	81,774	6,507
Caterpillar Inc.	68,412	5,647
Emerson Electric Co.	74,713	4,510
Boeing Co.	39,440	4,099
Lockheed Martin Corp.	33,447	4,095
Deere & Co.	40,319	3,372
FedEx Corp.	31,305	3,361
Illinois Tool Works Inc.	44,526	3,182
Eaton Corp. plc	49,187	3,115
General Dynamics Corp.	34,888	2,904
CSX Corp.	106,229	2,614
Raytheon Co.	33,824	2,551
Norfolk Southern Corp.	32,794	2,366
Northrop Grumman Corp.	24,534	2,264
TE Connectivity Ltd.	43,204	2,117
Waste Management Inc.	46,177	1,867

Ingersoll-Rand plc	29,575	1,749
Tyco International Ltd.	47,600	1,573
Parker Hannifin Corp.	15,289	1,528
Dover Corp.	17,617	1,498
PACCAR Inc.	18,164	974
Republic Services Inc.
Class A	27,661	899
Xerox Corp.	59,380	593
Fluor Corp.	8,355	530
		98,335
Oil & Gas (13.5%)
Exxon Mobil Corp.	461,946	40,263
Chevron Corp.	201,369	24,251
ConocoPhillips	127,072	8,425
Occidental Petroleum Corp.	83,766	7,389
Phillips 66	64,406	3,678
Apache Corp.	40,776	3,494
Marathon Oil Corp.	73,669	2,536
Marathon Petroleum Corp.	33,778	2,449
Devon Energy Corp.	40,112	2,290
Hess Corp.	30,392	2,275
Baker Hughes Inc.	45,967	2,137
Valero Energy Corp.	56,689	2,014
Chesapeake Energy Corp.	62,360	1,610
Murphy Oil Corp.	18,508	1,248
* Weatherford International
Ltd./Switzerland	17,464	260
		104,319
Technology (6.5%)
Microsoft Corp.	780,739	26,077
Cisco Systems Inc.	555,238	12,942
Hewlett-Packard Co.	200,404	4,477
Corning Inc.	153,371	2,153
Dell Inc.	155,124	2,136
Symantec Corp.	72,425	1,855
CA Inc.	32,431	949
		50,589
Telecommunications (4.6%)
AT&T Inc.	558,898	18,908
Verizon
Communications Inc.	297,275	14,085
CenturyLink Inc.	63,344	2,098
Sprint Corp.	86,334	579
* T-Mobile US Inc.	9,226	215
		35,885
Utilities (4.9%)
Duke Energy Corp.	73,378	4,813
Southern Co.	90,435	3,764
NextEra Energy Inc.	44,198	3,552
Dominion Resources Inc.	60,116	3,508
Exelon Corp.	88,930	2,711
Spectra Energy Corp.	69,600	2,304
American Electric
Power Co. Inc.	50,602	2,166

43

Mega Cap Value Index Fund

			Market
			Value
		Shares	($000)
	Sempra Energy	24,103	2,035
	PG&E Corp.	45,958	1,901
	PPL Corp.	61,560	1,890
	Consolidated Edison Inc.	30,495	1,715
	Public Service Enterprise
	Group Inc.	51,935	1,684
	FirstEnergy Corp.	43,551	1,632
	Edison International	33,905	1,556
	Xcel Energy Inc.	51,752	1,445
	Entergy Corp.	18,210	1,151
			37,827
Total Common Stocks
(Cost $659,585)			773,370
Temporary Cash Investments (1.3%)[1]
Money Market Fund (1.3%)
2	Vanguard Market
	Liquidity Fund, 0.122%	9,760,642	9,761

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
3	Freddie Mac Discount
	Notes, 0.130%, 9/16/13	100	100
[3,4]	Freddie Mac Discount Notes,
	0.095%, 11/18/13	100	100
			200
Total Temporary Cash Investments
(Cost $9,961)			9,961
Total Investments (101.1%)
(Cost $669,546)			783,331
Other Assets and Liabilities (-1.1%)
Other Assets			2,565
Liabilities			(11,471)
			(8,906)
Net Assets (100%)			774,425

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	667,410
Undistributed Net Investment Income	3,813
Accumulated Net Realized Losses	(10,575)
Unrealized Appreciation (Depreciation)
Investment Securities	113,785
Futures Contracts	(8)
Net Assets	774,425

Institutional Shares—Net Assets
Applicable to 1,662,638 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	163,681
Net Asset Value Per Share—
Institutional Shares	$98.45

ETF Shares—Net Assets
Applicable to 12,300,446 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	610,744
Net Asset Value Per Share—
ETF Shares	$49.65

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 1.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap Value Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	18,525
Interest[1]	1
Securities Lending	3
Total Income	18,529
Expenses
The Vanguard Group—Note B
Investment Advisory Services	93
Management and Administrative—Institutional Shares	42
Management and Administrative—ETF Shares	328
Marketing and Distribution—Institutional Shares	33
Marketing and Distribution—ETF Shares	115
Custodian Fees	21
Auditing Fees	28
Shareholders’ Reports—Institutional Shares	3
Shareholders’ Reports—ETF Shares	12
Trustees’ Fees and Expenses	1
Total Expenses	676
Net Investment Income	17,853
Realized Net Gain (Loss)
Investment Securities Sold	20,381
Futures Contracts	411
Realized Net Gain (Loss)	20,792
Change in Unrealized Appreciation (Depreciation)
Investment Securities	88,351
Futures Contracts	(13)
Change in Unrealized Appreciation (Depreciation)	88,338
Net Increase (Decrease) in Net Assets Resulting from Operations	126,983
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,853	14,230
Realized Net Gain (Loss)	20,792	17,581
Change in Unrealized Appreciation (Depreciation)	88,338	39,014
Net Increase (Decrease) in Net Assets Resulting from Operations	126,983	70,825
Distributions
Net Investment Income
Institutional Shares	(3,520)	(3,149)
ETF Shares	(13,519)	(10,705)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(17,039)	(13,854)
Capital Share Transactions
Institutional Shares	31,045	(8,446)
ETF Shares	109,662	28,979
Net Increase (Decrease) from Capital Share Transactions	140,707	20,533
Total Increase (Decrease)	250,651	77,504
Net Assets
Beginning of Period	523,774	446,270
End of Period[1]	774,425	523,774
1 Net Assets—End of Period includes undistributed net investment income of $3,813,000 and $2,999,000.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$82.90	$73.55	$65.97	$66.02	$83.69
Investment Operations
Net Investment Income	2.531[1]	2.339	1.965	1.932	2.135
Net Realized and Unrealized Gain (Loss)
on Investments	15.493	9.303	7.528	(. 075)	(17.658)
Total from Investment Operations	18.024	11.642	9.493	1.857	(15.523)
Distributions
Dividends from Net Investment Income	(2.474)	(2.292)	(1.913)	(1.907)	(2.147)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.474)	(2.292)	(1.913)	(1.907)	(2.147)
Net Asset Value, End of Period	$98.45	$82.90	$73.55	$65.97	$66.02

Total Return	22.07%	16.19%	14.33%	2.69%	-18.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$164	$110	$105	$76	$70
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.75%	3.01%	2.65%	2.88%	3.66%
Portfolio Turnover Rate [2]	34%	17%	24%	26%	31%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Mega Cap Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$41.80	$37.09	$33.26	$33.29	$42.21
Investment Operations
Net Investment Income	1.272[1]	1.164	.983	.969	1.070
Net Realized and Unrealized Gain (Loss)
on Investments	7.809	4.689	3.805	(.042)	(8.915)
Total from Investment Operations	9.081	5.853	4.788	.927	(7.845)
Distributions
Dividends from Net Investment Income	(1.231)	(1.143)	(. 958)	(.957)	(1.075)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.231)	(1.143)	(. 958)	(.957)	(1.075)
Net Asset Value, End of Period	$49.65	$41.80	$37.09	$33.26	$33.29

Total Return	22.05%	16.13%	14.32%	2.68%	-18.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$611	$414	$341	$226	$163
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.72%	2.97%	2.63%	2.86%	3.64%
Portfolio Turnover Rate [2]	34%	17%	24%	26%	31%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

49

Mega Cap Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $96,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

50

Mega Cap Value Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	773,370	—	—
Temporary Cash Investments	9,761	200	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	783,129	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2013	9	734	(8)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $10,958,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $4,089,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $10,040,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $10,583,000 to offset future net capital gains. Of this amount, $10,364,000 is subject to expiration dates; $609,000 may be used to offset future net capital gains through August 31, 2018,

51

Mega Cap Value Index Fund

and $9,755,000 through August 31, 2019. Capital losses of $219,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2013, the cost of investment securities for tax purposes was $669,546,000. Net unrealized appreciation of investment securities for tax purposes was $113,785,000, consisting of unrealized gains of $123,935,000 on securities that had risen in value since their purchase and $10,150,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2013, the fund purchased $400,723,000 of investment securities and sold $259,633,000 of investment securities, other than temporary cash investments. Purchases and sales include $152,432,000 and $39,182,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	49,701	541	17,342	225
Issued in Lieu of Cash Distributions	2,843	32	2,718	37
Redeemed	(21,499)	(236)	(28,506)	(365)
Net Increase (Decrease) —Institutional Shares	31,045	337	(8,446)	(103)
ETF Shares
Issued	152,877	3,400	62,732	1,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(43,215)	(1,000)	(33,753)	(900)
Net Increase (Decrease)—ETF Shares	109,662	2,400	28,979	700

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

52

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2013

53

Special 2013 tax information (unaudited) for Vanguard Mega Cap Index Funds

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Index Fund	($000)
Mega Cap Index Fund	17,876
Mega Cap Growth Index Fund	15,548
Mega Cap Value Index Fund	17,039

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Mega Cap Index Fund	99.0%
Mega Cap Growth Index Fund	98.6
Mega Cap Value Index Fund	99.1

54

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mega Cap Index Funds
Periods Ended August 31, 2013

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Index Fund ETF Shares
Returns Before Taxes	18.10%	7.15%	4.37%
Returns After Taxes on Distributions	17.59	6.78	4.04
Returns After Taxes on Distributions and Sale of Fund Shares	10.83	5.66	3.44

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Growth Index Fund ETF Shares
Returns Before Taxes	14.04%	7.95%	5.80%
Returns After Taxes on Distributions	13.68	7.70	5.57
Returns After Taxes on Distributions and Sale of Fund Shares	8.37	6.29	4.58

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Value Index Fund ETF Shares
Returns Before Taxes	22.05%	6.33%	2.86%
Returns After Taxes on Distributions	21.42	5.85	2.42
Returns After Taxes on Distributions and Sale of Fund Shares	13.17	5.01	2.27

55

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

56

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
Mega Cap Index Fund
Institutional Shares	$1,000.00	$1,089.45	$0.42
ETF Shares	1,000.00	1,089.35	0.53
Mega Cap Growth Index Fund
Institutional Shares	$1,000.00	$1,084.69	$0.53
ETF Shares	1,000.00	1,084.79	0.53
Mega Cap Value Index Fund
Institutional Shares	$1,000.00	$1,093.63	$0.42
ETF Shares	1,000.00	1,093.48	0.53
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.70	0.51
Mega Cap Growth Index Fund
Institutional Shares	$1,000.00	$1,024.70	$0.51
ETF Shares	1,000.00	1,024.70	0.51
Mega Cap Value Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.08% for Institutional Shares and 0.10% for ETF Shares; for the Mega Cap Growth Index Fund,
0.10% for Institutional Shares and 0.10% for ETF Shares; and for the Mega Cap Value Index Fund, 0.08% for Institutional Shares and 0.10%
for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

57

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance and underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

58

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

59

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US Mega Cap Value Index thereafter.

60

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8280 102013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2013: $494,000
Fiscal Year Ended August 31, 2012: $492,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2013: $5,714,113
Fiscal Year Ended August 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended August 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2013: $1,552,950
Fiscal Year Ended August 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2013: $110,000
Fiscal Year Ended August 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex,

The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended August 31, 2012.

(d) All Other Fees.

Fiscal Year Ended August 31, 2013: $132,000
Fiscal Year Ended August 31, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2013: $242,000
Fiscal Year Ended August 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: October 21, 2013
VANGUARD WORLD FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: October 21, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.